UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05628

Name of Registrant:	Vanguard Malvern Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2021—September 30, 2022

Item 1: Reports to Shareholders

Annual Report   |   September 30, 2022
Vanguard Short-Term Inflation-Protected Securities Index Fund

Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Performance Summary	4
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended September 30, 2022, were a challenging period for financial markets. Returns for Vanguard Short-Term Inflation-Protected Securities Index Fund ranged from –3.01% for Investor Shares to –2.92% for ETF Shares (based on net asset value). The fund’s benchmark, which incurs no expenses, returned –2.86%.
•	Early on, pent-up demand helped spur global growth and push unemployment rates down. The economic backdrop deteriorated, however, as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Then price increases broadened to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. That prompted aggressive tightening by the Federal Reserve to bring inflation back in check, which weighed on bond prices and increased fears of recession.
•	With yields rising and bond prices falling, the U.S. investment-grade bond market returned -14.61% for the 12 months, as measured by the Bloomberg U.S. Aggregate Float Adjusted Index.
•	Elevated inflation contributed to a rise in the principal value of the bonds in the fund’s portfolio. However, rising U.S. Treasury yields put downward pressure on bond prices, including those of inflation-protected securities. Fed rate hikes lowered inflation expectations, which also weighed on Treasury Inflation-Protected Securities (TIPS) prices.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-17.22%	7.95%	9.00%
Russell 2000 Index (Small-caps)	-23.50	4.29	3.55
Russell 3000 Index (Broad U.S. market)	-17.63	7.70	8.62
FTSE All-World ex US Index (International)	-24.76	-0.95	-0.38
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-14.61%	-3.22%	-0.23%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.50	-1.85	0.59
FTSE Three-Month U.S. Treasury Bill Index	0.63	0.57	1.12
CPI
Consumer Price Index	8.20%	4.95%	3.76%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended September 30, 2022
	Beginning Account Value 3/31/2022	Ending Account Value 9/30/2022	Expenses Paid During Period
Based on Actual Fund Return
Short-Term Inflation-Protected Securities Index Fund
Investor Shares	$1,000.00	$962.40	$0.69
ETF Shares	1,000.00	962.70	0.20
Admiral™ Shares	1,000.00	962.50	0.30
Institutional Shares	1,000.00	962.60	0.20
Based on Hypothetical 5% Yearly Return
Short-Term Inflation-Protected Securities Index Fund
Investor Shares	$1,000.00	$1,024.37	$0.71
ETF Shares	1,000.00	1,024.87	0.20
Admiral Shares	1,000.00	1,024.77	0.30
Institutional Shares	1,000.00	1,024.87	0.20
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.14% for Investor Shares, 0.04% for ETF Shares, 0.06% for Admiral Shares and 0.04% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
3

Short-Term Inflation-Protected Securities Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 16, 2012, Through September 30, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Five Years	Since Inception (10/16/2012)	Final Value of a $10,000 Investment
Short-Term Inflation-Protected Securities Index Fund Investor Shares	-3.01%	2.21%	1.15%	$11,206
Bloomberg U.S. 0-5 Year Treasury Inflation-Protected Securities Index	-2.86	2.35	1.26	11,333
Bloomberg U.S. Aggregate Bond Index	-14.60	-0.27	0.89	10,925
“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Five Years	Since Inception (10/12/2012)	Final Value of a $10,000 Investment
Short-Term Inflation-Protected Securities Index Fund ETF Shares Net Asset Value	-2.92%	2.31%	1.24%	$11,308
Short-Term Inflation-Protected Securities Index Fund ETF Shares Market Price Value	-2.97	2.29	1.24	11,308
Bloomberg U.S. 0-5 Year Treasury Inflation Protected Securities Index	-2.86	2.35	1.26	11,331
Bloomberg U.S. Aggregate Bond Index	-14.60	-0.27	0.88	10,910
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
4

Short-Term Inflation-Protected Securities Index Fund
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Five Years	Since Inception (10/16/2012)	Final Value of a $10,000 Investment
Short-Term Inflation-Protected Securities Index Fund Admiral Shares	-2.92%	2.30%	1.24%	$11,303
Bloomberg U.S. 0-5 Year Treasury Inflation-Protected Securities Index	-2.86	2.35	1.26	11,333
Bloomberg U.S. Aggregate Bond Index	-14.60	-0.27	0.89	10,925
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Five Years	Since Inception (10/17/2012)	Final Value of a $5,000,000 Investment
Short-Term Inflation-Protected Securities Index Fund Institutional Shares	-2.94%	2.31%	1.26%	$5,665,763
Bloomberg U.S. 0-5 Year Treasury Inflation-Protected Securities Index	-2.86	2.35	1.27	5,670,125
Bloomberg U.S. Aggregate Bond Index	-14.60	-0.27	0.92	5,475,024
“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standard(s).
Cumulative Returns of ETF Shares: October 12, 2012, Through September 30, 2022
	One Year	Five Years	Since Inception (10/12/2012)
Short-Term Inflation-Protected Securities Index Fund ETF Shares Market Price	-2.97%	11.99%	13.08%
Short-Term Inflation-Protected Securities Index Fund ETF Shares Net Asset Value	-2.92	12.09	13.08
Bloomberg U.S. 0-5 Year Treasury Inflation-Protected Securities Index	-2.86	12.31	13.31
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

Short-Term Inflation-Protected Securities Index Fund
Distribution by Stated Maturity
As of September 30, 2022
Under 1 Year	19.5%
1 - 2 Years	15.4
2 - 3 Years	23.3
3 - 4 Years	20.2
4 - 5 Years	21.6
The table reflects the fund’s investments, except for short-term investments. The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
6

Short-Term Inflation-Protected Securities Index Fund
Financial Statements
Schedule of Investments
As of September 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (99.2%)
U.S. Government Securities (99.2%)
United States Treasury Inflation Indexed Bonds	0.125%	1/15/23	3,959,447	3,916,140
United States Treasury Inflation Indexed Bonds	0.625%	4/15/23	3,379,383	3,327,108
United States Treasury Inflation Indexed Bonds	0.375%	7/15/23	3,800,921	3,736,780
United States Treasury Inflation Indexed Bonds	0.625%	1/15/24	3,619,007	3,532,491
United States Treasury Inflation Indexed Bonds	0.500%	4/15/24	2,031,642	1,972,598
United States Treasury Inflation Indexed Bonds	0.125%	7/15/24	3,285,529	3,170,535
United States Treasury Inflation Indexed Bonds	0.125%	10/15/24	2,931,199	2,816,699
United States Treasury Inflation Indexed Bonds	0.250%	1/15/25	3,004,742	2,872,815
United States Treasury Inflation Indexed Bonds	2.375%	1/15/25	2,047,702	2,052,181
United States Treasury Inflation Indexed Bonds	0.125%	4/15/25	2,400,534	2,275,256
United States Treasury Inflation Indexed Bonds	0.375%	7/15/25	3,294,966	3,146,178
United States Treasury Inflation Indexed Bonds	0.125%	10/15/25	2,920,843	2,758,371
United States Treasury Inflation Indexed Bonds	0.625%	1/15/26	2,774,043	2,647,477
United States Treasury Inflation Indexed Bonds	2.000%	1/15/26	1,321,346	1,316,597
United States Treasury Inflation Indexed Bonds	0.125%	4/15/26	2,256,805	2,107,292
United States Treasury Inflation Indexed Bonds	0.125%	7/15/26	2,764,872	2,585,588
United States Treasury Inflation Indexed Bonds	0.125%	10/15/26	3,122,201	2,908,037
United States Treasury Inflation Indexed Bonds	0.375%	1/15/27	2,574,775	2,404,196
United States Treasury Inflation Indexed Bonds	2.375%	1/15/27	1,277,778	1,296,746
United States Treasury Inflation Indexed Bonds	0.125%	4/15/27	3,190,111	2,940,385
United States Treasury Inflation Indexed Bonds	0.375%	7/15/27	2,839,311	2,648,545
Total U.S. Government and Agency Obligations (Cost $60,811,433)				56,432,015
7

Short-Term Inflation-Protected Securities Index Fund
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1]	Vanguard Market Liquidity Fund (Cost $4,026)	2.828%	40,279	4,027
Total Investments (99.2%) (Cost $60,815,459)				56,436,042
Other Assets and Liabilities—Net (0.8%)				434,355
Net Assets (100%)				56,870,397
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.
8

Short-Term Inflation-Protected Securities Index Fund
Statement of Assets and Liabilities
As of September 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $60,811,433)	56,432,015
Affiliated Issuers (Cost $4,026)	4,027
Total Investments in Securities	56,436,042
Investment in Vanguard	2,243
Cash	9,816
Receivables for Investment Securities Sold	428,464
Receivables for Accrued Income	69,250
Receivables for Capital Shares Issued	6,827
Total Assets	56,952,642
Liabilities
Payables for Investment Securities Purchased	35
Payables for Capital Shares Redeemed	46,968
Payables for Distributions	34,106
Payables to Vanguard	1,136
Total Liabilities	82,245
Net Assets	56,870,397
9

Short-Term Inflation-Protected Securities Index Fund
Statement of Assets and Liabilities (continued)
At September 30, 2022, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	60,215,776
Total Distributable Earnings (Loss)	(3,345,379)
Net Assets	56,870,397

Investor Shares—Net Assets
Applicable to 384,029 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	9,086
Net Asset Value Per Share—Investor Shares	$23.66

ETF Shares—Net Assets
Applicable to 398,856,763 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	19,191,091
Net Asset Value Per Share—ETF Shares	$48.12

Admiral Shares—Net Assets
Applicable to 878,225,083 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	20,803,059
Net Asset Value Per Share—Admiral Shares	$23.69

Institutional Shares—Net Assets
Applicable to 711,555,606 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	16,867,161
Net Asset Value Per Share—Institutional Shares	$23.70

See accompanying Notes, which are an integral part of the Financial Statements.
10

Short-Term Inflation-Protected Securities Index Fund
Statement of Operations

Year Ended September 30, 2022
($000)
Investment Income
Income
Interest[1]	4,150,060
Total Income	4,150,060
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,889
Management and Administrative—Investor Shares	3,393
Management and Administrative—ETF Shares	5,701
Management and Administrative—Admiral Shares	9,323
Management and Administrative—Institutional Shares	5,685
Marketing and Distribution—Investor Shares	257
Marketing and Distribution—ETF Shares	1,093
Marketing and Distribution—Admiral Shares	1,061
Marketing and Distribution—Institutional Shares	726
Custodian Fees	227
Auditing Fees	50
Shareholders’ Reports—Investor Shares	24
Shareholders’ Reports—ETF Shares	531
Shareholders’ Reports—Admiral Shares	220
Shareholders’ Reports—Institutional Shares	3
Trustees’ Fees and Expenses	22
Other Expenses	58
Total Expenses	30,263
Net Investment Income	4,119,797
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(192,050)
Futures Contracts	2,980
Realized Net Gain (Loss)	(189,070)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(5,743,140)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,812,413)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $3,394,000, ($8,000), $13,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $9,155,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
11

Short-Term Inflation-Protected Securities Index Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,119,797	2,145,662
Realized Net Gain (Loss)	(189,070)	2,883
Change in Unrealized Appreciation (Depreciation)	(5,743,140)	254,644
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,812,413)	2,403,189
Distributions
Investor Shares	(141,339)	(267,087)
ETF Shares	(1,128,660)	(276,171)
Admiral Shares	(1,184,530)	(421,435)
Institutional Shares	(1,036,198)	(511,461)
Total Distributions	(3,490,727)	(1,476,154)
Capital Share Transactions
Investor Shares	(7,644,982)	(405,652)
ETF Shares	3,770,726	7,596,315
Admiral Shares	8,726,253	5,184,660
Institutional Shares	2,176,783	4,141,108
Net Increase (Decrease) from Capital Share Transactions	7,028,780	16,516,431
Total Increase (Decrease)	1,725,640	17,443,466
Net Assets
Beginning of Period	55,144,757	37,701,291
End of Period	56,870,397	55,144,757

See accompanying Notes, which are an integral part of the Financial Statements.
12

Short-Term Inflation-Protected Securities Index Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$25.90	$25.41	$24.57	$24.23	$24.77
Investment Operations
Net Investment Income[1]	.991	1.099	.272	.483	.669
Net Realized and Unrealized Gain (Loss) on Investments	(1.734)	.258	.862	.324	(.448)
Total from Investment Operations	(.743)	1.357	1.134	.807	.221
Distributions
Dividends from Net Investment Income	(1.497)	(.867)	(.294)	(.467)	(.761)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.497)	(.867)	(.294)	(.467)	(.761)
Net Asset Value, End of Period	$23.66	$25.90	$25.41	$24.57	$24.23
Total Return[2]	-3.01%	5.38%	4.64%	3.36%	0.91%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9	$7,825	$8,063	$7,014	$6,679
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.14%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	3.83%	4.25%	1.09%	1.98%	2.73%
Portfolio Turnover Rate[3]	26%	19%	37%	26%	25%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
13

Short-Term Inflation-Protected Securities Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$52.56	$50.99	$49.03	$48.34	$49.41
Investment Operations
Net Investment Income[1]	3.544	2.562	.634	1.003	1.358
Net Realized and Unrealized Gain (Loss) on Investments	(4.980)	.195	1.677	.652	(.869)
Total from Investment Operations	(1.436)	2.757	2.311	1.655	.489
Distributions
Dividends from Net Investment Income	(3.004)	(1.187)	(.351)	(.965)	(1.559)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.004)	(1.187)	(.351)	(.965)	(1.559)
Net Asset Value, End of Period	$48.12	$52.56	$50.99	$49.03	$48.34
Total Return	-2.92%	5.48%	4.74%	3.46%	1.01%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,191	$17,203	$9,217	$6,884	$5,453
Ratio of Total Expenses to Average Net Assets	0.04%	0.04%	0.05%	0.05%	0.06%
Ratio of Net Investment Income to Average Net Assets	6.98%	4.95%	1.27%	2.07%	2.81%
Portfolio Turnover Rate[2]	26%	19%	37%	26%	25%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Short-Term Inflation-Protected Securities Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$25.93	$25.44	$24.60	$24.25	$24.79
Investment Operations
Net Investment Income[1]	1.843	1.257	.294	.500	.692
Net Realized and Unrealized Gain (Loss) on Investments	(2.565)	.123	.860	.332	(.450)
Total from Investment Operations	(.722)	1.380	1.154	.832	.242
Distributions
Dividends from Net Investment Income	(1.518)	(.890)	(.314)	(.482)	(.782)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.518)	(.890)	(.314)	(.482)	(.782)
Net Asset Value, End of Period	$23.69	$25.93	$25.44	$24.60	$24.25
Total Return[2]	-2.92%	5.47%	4.72%	3.46%	1.00%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,803	$13,879	$8,541	$7,333	$6,525
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	7.25%	4.84%	1.18%	2.06%	2.81%
Portfolio Turnover Rate[3]	26%	19%	37%	26%	25%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Short-Term Inflation-Protected Securities Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$25.95	$25.46	$24.62	$24.27	$24.81
Investment Operations
Net Investment Income[1]	1.760	1.219	.306	.517	.696
Net Realized and Unrealized Gain (Loss) on Investments	(2.487)	.166	.853	.319	(.449)
Total from Investment Operations	(.727)	1.385	1.159	.836	.247
Distributions
Dividends from Net Investment Income	(1.523)	(.895)	(.319)	(.486)	(.787)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.523)	(.895)	(.319)	(.486)	(.787)
Net Asset Value, End of Period	$23.70	$25.95	$25.46	$24.62	$24.27
Total Return	-2.94%	5.49%	4.73%	3.48%	1.02%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,867	$16,238	$11,880	$9,967	$8,067
Ratio of Total Expenses to Average Net Assets	0.04%	0.04%	0.04%	0.04%	0.04%
Ratio of Net Investment Income to Average Net Assets	6.90%	4.69%	1.22%	2.08%	2.83%
Portfolio Turnover Rate[2]	26%	19%	37%	26%	25%
1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
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Short-Term Inflation-Protected Securities Index Fund
Notes to Financial Statements
Vanguard Short-Term Inflation-Protected Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.  Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2022, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the
17

Short-Term Inflation-Protected Securities Index Fund
average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2022.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
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Short-Term Inflation-Protected Securities Index Fund
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2022, the fund had contributed to Vanguard capital in the amount of $2,243,000, representing less than 0.01% of the fund’s net assets and 0.90% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of September 30, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	56,432,015	—	56,432,015
Temporary Cash Investments	4,027	—	—	4,027
Total	4,027	56,432,015	—	56,436,042
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These
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Short-Term Inflation-Protected Securities Index Fund
reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	7,858
Total Distributable Earnings (Loss)	(7,858)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the inclusion of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	1,463,784
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(379,238)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(4,395,819)
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	3,490,727	1,476,154
Long-Term Capital Gains	—	—
Total	3,490,727	1,476,154
*	Includes short-term capital gains, if any.
As of September 30, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	60,831,861
Gross Unrealized Appreciation	39,123
Gross Unrealized Depreciation	(4,434,942)
Net Unrealized Appreciation (Depreciation)	(4,395,819)
E.	During the year ended September 30, 2022, the fund purchased $24,155,108,000 of investment securities and sold $19,510,024,000 of investment securities, other than temporary cash investments. Purchases and sales include $6,671,412,000 and $4,276,979,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
20

Short-Term Inflation-Protected Securities Index Fund
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2022, such purchases were $635,797,000 and sales were $0; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital share transactions for each class of shares were:

	Year Ended September 30,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	587,462	22,993	608,187	23,656
Issued in Lieu of Cash Distributions	141,339	5,515	267,087	10,333
Redeemed	(8,373,783)	(330,254)	(1,280,926)	(49,175)
Net Increase (Decrease)—Investor Shares	(7,644,982)	(301,746)	(405,652)	(15,186)
ETF Shares
Issued	8,166,361	159,299	8,003,265	154,398
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(4,395,635)	(87,750)	(406,950)	(7,875)
Net Increase (Decrease)—ETF Shares	3,770,726	71,549	7,596,315	146,523
Admiral Shares
Issued	14,127,730	554,605	6,262,818	241,067
Issued in Lieu of Cash Distributions	1,083,648	43,847	381,191	14,717
Redeemed	(6,485,125)	(255,425)	(1,459,349)	(56,287)
Net Increase (Decrease)—Admiral Shares	8,726,253	343,027	5,184,660	199,497
Institutional Shares
Issued	4,544,360	178,115	5,370,011	206,636
Issued in Lieu of Cash Distributions	1,022,519	41,224	503,632	19,434
Redeemed	(3,390,096)	(133,497)	(1,732,535)	(67,005)
Net Increase (Decrease)—Institutional Shares	2,176,783	85,842	4,141,108	159,065
At September 30, 2022, several Vanguard funds and trusts managed by Vanguard or its affiliates were each a record or beneficial owner of the fund, and had a combined ownership of 39%of the fund's net assets. If any of these shareholder were to redeem their investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
G.	Management has determined that no events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in these financial statements.
21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Short-Term Inflation-Protected Securities Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Short-Term Inflation-Protected Securities Index Fund (one of the funds constituting Vanguard Malvern Funds, referred to hereafter as the "Fund") as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statement of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 17, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
22

Tax information (unaudited)
The fund hereby designates $4,120,474,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
23

"Bloomberg®" and Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Short-Term Inflation-Protected Securities Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Short-Term Inflation-Protected Securities Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Short-Term Inflation-Protected Securities Index Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Short-Term Inflation-Protected Securities Index Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Short-Term Inflation-Protected Securities Index Fund into consideration in determining, composing or calculating the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Short-Term Inflation-Protected Securities Index Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Short-Term Inflation-Protected Securities Index Fund customers, in connection with the administration, marketing or trading of the Short-Term Inflation-Protected Securities Index Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. TREASURY INFLATION-PROTECTED SECURITIES (TIPS) 0–5 YEAR INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE SHORT-TERM INFLATION-PROTECTED SECURITIES INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. TREASURY INFLATION-PROTECTED SECURITIES (TIPS) 0–5 YEAR INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. TREASURY INFLATION-PROTECTED SECURITIES (TIPS) 0–5 YEAR INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE SHORT-TERM INFLATION-PROTECTED SECURITIES INDEX FUND OR BLOOMBERG U.S. TREASURY INFLATION-PROTECTED SECURITIES (TIPS) 0–5 YEAR INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2022 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
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Annual Report  |  September 30, 2022
Vanguard Core Bond Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended September 30, 2022, were a challenging period for financial markets. Vanguard Core Bond Fund returned –15.06% for Investor Shares and –14.93% for Admiral Shares. Those results were lower than the –14.61% return of its benchmark, the Bloomberg U.S. Aggregate Float Adjusted Index.
•	The economic backdrop deteriorated as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Then price increases broadened to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. That prompted aggressive tightening by the Federal Reserve to bring inflation back in check, which weighed on bond prices and increased fears of recession.
•	The fund returned less than its benchmark primarily because of its modest overweight to credit as spreads widened significantly. An out-of-benchmark allocation to Treasury Inflation-Protected Securities (TIPS) detracted as well.
•	On the other hand, an underweight allocation to mortgage-backed securities, good security selection in credit sectors, and a slightly shorter-than-benchmark duration early in the period added value.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-17.22%	7.95%	9.00%
Russell 2000 Index (Small-caps)	-23.50	4.29	3.55
Russell 3000 Index (Broad U.S. market)	-17.63	7.70	8.62
FTSE All-World ex US Index (International)	-24.76	-0.95	-0.38
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-14.61%	-3.22%	-0.23%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.50	-1.85	0.59
FTSE Three-Month U.S. Treasury Bill Index	0.63	0.57	1.12
CPI
Consumer Price Index	8.20%	4.95%	3.76%
1

Advisor’s Report
Vanguard Core Bond Fund returned –15.06% for Investor Shares and –14.93% for Admiral Shares for the 12 months ended September 30, 2022. Those results lagged the –14.61% return of its benchmark, the Bloomberg U.S. Aggregate Float Adjusted Index. The fund outpaced the –15.17% average return of its peer core bond funds.
With interest rates rising significantly, the 30-day SEC yield for Investor Shares ended the 12 months at 4.14%, up from 1.16% a year earlier. The 30-day yield for Admiral Shares climbed to 4.24%, up from 1.20%.
The investment environment
The period was defined by a historical rise in interest rates, which caused ripple effects across every sector of the financial markets and brought with it renewed volatility.
Concerns that had been weighing on market sentiment in late 2021 carried into 2022. Supply-chain bottlenecks persisted, labor remained in short supply in some sectors of the economy as unemployment rates continued to fall, and year-on-year inflation readings—which had been accelerating—climbed to multidecade highs across much of the world.
In late February, Russia’s invasion of Ukraine injected more uncertainty into the markets. Oil headed north of $100 per barrel and staple food prices soared. Energy prices eventually began to cool amid slowing economic growth and the U.S. government’s release of some of its strategic oil reserves to boost supply. But price increases broadened to other categories of goods and services, heightening concerns that inflation might remain stubbornly high.
In response, major central banks wound down their bond-purchasing programs and began raising short-term interest rates. The Federal Reserve was especially aggressive, raising the federal funds rate target by 3 percentage points over six months.
That created a challenging environment for bonds. Government bond yields rose across the maturity spectrum in major markets, resulting in a fall in prices and negative returns for the 12 months. The bellwether U.S. 10-year Treasury yield, for example, jumped 234 basis points to end the period at 3.83%. (A basis point

Yields of U.S. Treasury (Real Yields)
Maturity	September 30, 2021	September 30, 2022
2 Years	0.28%	4.28%
5 Years	0.96	4.09
10 Years	1.49	3.83
30 Years	2.04	3.78
Source: Vanguard.
2

is one-hundredth of a percentage point.) Shorter-term Treasury yields surged even more, with the 2-year yield rising 400 basis points to 4.28%.
Risk premiums increased as well, causing spread sectors including investment-grade corporates, mortgage-backed securities, high yield, and emerging markets to post returns even further in the red than those of government bonds. The average difference in yield between investment-grade corporate bonds over Treasuries widened significantly over the period, from 84 basis points to 159 basis points, as measured by Bloomberg U.S. Corporate Bond Index’s average option-adjusted spread.
Management of the fund
We had a modest overweight allocation to credit, which was the primary detractor from relative performance as all credit sectors underperformed Treasuries over the 12 months.
The fund had an out-of-benchmark allocation to Treasury Inflation-Protected Securities (TIPS), as we expected inflation to continue rising. With the price of a barrel of oil dropping from well over $100 to closer to $80, however, this position proved a headwind.
We added value through security selection in credit sectors and, in anticipation of tighter monetary policy driving spreads wider, through a high-quality carry strategy in emerging market debt and very limited exposure to high yield.
A significant underweight to mortgage-backed securities from the start of the period through the early part of 2022 played out well given that segment’s underperformance.
The fund’s duration (a measure of its sensitivity to changes in interest rates) was a little shorter than that of its benchmark in late 2021 on the belief that rates were poised to move higher. It added modestly to relative performance.
Outlook
With the repricing that has occurred, the outlook for fixed income is substantially better than it was a year ago.
Our overall stance on credit exposure remains fairly conservative for the time being. We are rotating into some sectors that have underperformed and should continue to trade defensively relative to other parts of the market. We have also started to cover some underweights in higher-quality assets such as mortgage-backed securities, but we are less keen on weaker assets given the prospect of an economic slowdown.
It has been tough to add value through security selection with the whole market trending wider. Now that yields are stabilizing at higher levels, fundamentals should begin to matter more, giving us opportunities to generate more alpha through selection.
Whatever the markets may bring, our experienced global team of portfolio managers, traders, and credit analysts
3

will continue to seek out attractive opportunities to produce competitive returns for our investors.
Brian W. Quigley, CFA
Portfolio Manager
Arvind Narayanan, CFA
Portfolio Manager
Daniel Shaykevich, Principal and
Portfolio Manager
Samuel C. Martinez, CFA
Portfolio Manager
Vanguard Fixed Income Group
October 14, 2022
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended September 30, 2022
	Beginning Account Value 3/31/2022	Ending Account Value 9/30/2022	Expenses Paid During Period
Based on Actual Fund Return
Core Bond Fund
Investor Shares	$1,000.00	$904.70	$0.95
Admiral™ Shares	1,000.00	905.70	0.48
Based on Hypothetical 5% Yearly Return
Core Bond Fund
Investor Shares	$1,000.00	$1,024.07	$1.01
Admiral Shares	1,000.00	1,024.57	0.51
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.20% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
6

Core Bond Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: March 28, 2016, Through September 30, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Five Years	Since Inception (3/28/2016)	Final Value of a $10,000 Investment
Core Bond Fund Investor Shares	-15.06%	0.11%	0.63%	$10,418
Bloomberg U.S. Aggregate Float Adjusted Index	-14.61	-0.23	0.33	10,219
“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Five Years	Since Inception (3/28/2016)	Final Value of a $50,000 Investment
Core Bond Fund Admiral Shares	-14.93%	0.24%	0.75%	$52,507
Bloomberg U.S. Aggregate Float Adjusted Index	-14.61	-0.23	0.33	51,095
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
7

Core Bond Fund
Fund Allocation
As of September 30, 2022
Asset-Backed/Commercial Mortgage-Backed Securities	11.0%
Corporate Bonds	32.7
Floating Rate Loan Interests	0.1
Sovereign Bonds	4.0
Taxable Municipal Bonds	0.0
U.S. Government and Agency Obligations	52.2
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
8

Core Bond Fund
Financial Statements
Schedule of Investments
As of September 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (46.8%)
U.S. Government Securities (17.8%)
	United States Treasury Note/Bond	3.000%	7/31/24	104,000	101,676
[1]	United States Treasury Note/Bond	4.250%	9/30/24	168,000	168,079
	United States Treasury Note/Bond	2.875%	6/15/25	25,000	24,109
	United States Treasury Note/Bond	0.250%	7/31/25	31,900	28,506
	United States Treasury Note/Bond	3.125%	8/15/25	91,000	88,213
	United States Treasury Note/Bond	0.375%	11/30/25	19,800	17,551
[2]	United States Treasury Note/Bond	0.500%	2/28/26	120,200	106,058
	United States Treasury Note/Bond	0.750%	3/31/26	75,000	66,586
	United States Treasury Note/Bond	0.750%	4/30/26	80,000	70,850
	United States Treasury Note/Bond	3.125%	8/31/27	13,270	12,731
	United States Treasury Note/Bond	1.375%	10/31/28	53,204	45,572
	United States Treasury Note/Bond	1.500%	11/30/28	82,000	70,687
	United States Treasury Note/Bond	2.625%	7/31/29	16,820	15,459
	United States Treasury Note/Bond	2.750%	8/15/32	21,620	19,775
	United States Treasury Note/Bond	1.125%	5/15/40	2,000	1,248
	United States Treasury Note/Bond	1.125%	8/15/40	7,200	4,456
	United States Treasury Note/Bond	1.375%	11/15/40	5,500	3,553
	United States Treasury Note/Bond	1.875%	2/15/41	58,000	41,062
[2,3]	United States Treasury Note/Bond	2.250%	5/15/41	20,000	15,106
	United States Treasury Note/Bond	2.000%	11/15/41	47,400	33,898
[3]	United States Treasury Note/Bond	2.375%	2/15/42	54,700	41,897
	United States Treasury Note/Bond	2.750%	8/15/42	9,000	7,307
	United States Treasury Note/Bond	3.375%	8/15/42	22,000	19,931
	United States Treasury Note/Bond	3.125%	8/15/44	8,000	6,830
	United States Treasury Note/Bond	2.750%	11/15/47	22,600	18,066
	United States Treasury Note/Bond	3.000%	2/15/48	10,820	9,102
	United States Treasury Note/Bond	3.000%	8/15/52	121,020	104,474
					1,142,782
Agency Bonds and Notes (7.8%)
[4,5]	Federal Home Loan Mortgage Corp.	4.000%	8/28/24	45,000	44,480
[4,5]	Federal Home Loan Mortgage Corp.	4.000%	2/28/25	210,400	206,989
[4,5]	Federal Home Loan Mortgage Corp.	4.050%	8/28/25	117,000	114,578
[4,5]	Federal Home Loan Mortgage Corp.	4.200%	8/28/25	140,000	137,462
					503,509
Conventional Mortgage-Backed Securities (21.2%)
[4,5]	Fannie Mae Pool	3.000%	10/1/46–3/1/48	568	484
[4,5]	Fannie Mae Pool	3.500%	7/1/47–2/1/50	1,289	1,154
[4,5]	Fannie Mae Pool	4.000%	9/1/42	195	184
[4,5]	Fannie Mae Pool	5.000%	10/1/49	31	30
9

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,5]	Freddie Mac Gold Pool	3.000%	9/1/46–8/1/47	21,046	18,641
[4,5]	Freddie Mac Gold Pool	3.500%	3/1/45–2/1/50	1,858	1,662
[4,5]	Freddie Mac Gold Pool	4.000%	7/1/39–12/1/49	1,369	1,287
[4,5]	Freddie Mac Gold Pool	4.500%	12/1/39–2/1/49	1,783	1,730
[4,5]	Freddie Mac Gold Pool	5.000%	12/1/35–6/1/40	683	700
[4,5]	Freddie Mac Gold Pool	5.500%	5/1/40	91	94
[4]	Ginnie Mae I Pool	3.000%	4/15/45	149	131
[4]	Ginnie Mae I Pool	3.500%	6/15/47	592	547
[4]	Ginnie Mae I Pool	4.000%	7/15/45–8/15/45	43	40
[4]	Ginnie Mae I Pool	4.500%	2/15/39–9/15/46	593	579
[4]	Ginnie Mae I Pool	6.000%	7/15/37	25	27
[4,6]	Ginnie Mae II Pool	2.000%	11/20/50–10/15/52	53,147	44,104
[4,6]	Ginnie Mae II Pool	2.500%	5/20/50–10/15/52	52,983	43,965
[4,6]	Ginnie Mae II Pool	3.000%	5/20/43–11/15/52	68,944	60,898
[4,6]	Ginnie Mae II Pool	3.500%	4/20/43–11/15/52	31,535	28,922
[4,6]	Ginnie Mae II Pool	4.000%	11/20/42–10/15/52	65,235	61,041
[4,6]	Ginnie Mae II Pool	4.500%	12/20/45–10/15/52	17,336	16,824
[4,6]	Ginnie Mae II Pool	5.000%	8/20/48–10/15/52	11,408	11,143
[4,5,6]	UMBS Pool	1.500%	12/1/36–4/1/52	44,478	34,712
[4,5,6]	UMBS Pool	2.000%	10/1/35–10/25/52	208,423	171,708
[4,5,6]	UMBS Pool	2.500%	8/1/35–11/25/52	400,961	340,667
[4,5,6]	UMBS Pool	3.500%	7/1/38–11/25/52	50,104	46,317
[4,5,6]	UMBS Pool	4.000%	12/1/38–11/25/52	68,855	65,926
[4,5,6]	UMBS Pool	4.500%	4/1/39–11/25/52	50,829	48,939
[4,5,6]	UMBS Pool	5.000%	8/1/39–10/25/52	42,277	41,396
[4,5,6]	UMBS Pool	5.500%	12/1/38–10/25/52	189,673	188,271
[4,5,6]	UMBS Pool	6.000%	10/1/39–10/25/52	127,521	129,355
[4,5]	UMBS Pool	6.500%	9/1/36	8	9
					1,361,487
Nonconventional Mortgage-Backed Securities (0.0%)
[4,5]	Freddie Mac REMICS	2.000%	1/25/52	2,390	1,459
[4]	Ginnie Mae REMICS	2.000%	2/20/51	1,855	1,690
					3,149
Total U.S. Government and Agency Obligations (Cost $3,256,931)					3,010,927
Asset-Backed/Commercial Mortgage-Backed Securities (9.5%)
[4]	AmeriCredit Automobile Receivables Trust Series 2018-2	4.010%	7/18/24	390	388
[4]	AmeriCredit Automobile Receivables Trust Series 2019-1	3.620%	3/18/25	580	574
[4]	AmeriCredit Automobile Receivables Trust Series 2020-2	2.130%	3/18/26	240	226
[4,7]	Aventura Mall Trust Series 2018-AVM	4.249%	7/5/40	399	366
[4]	BA Credit Card Trust Series 2021-A1	0.440%	9/15/26	1,250	1,176
[4,7]	BAMLL Commercial Mortgage Securities Trust Series 2019-BPR	3.112%	11/5/32	1,100	1,019
[4]	BANK Series 2017-BNK4	3.625%	5/15/50	19	18
[4]	BANK Series 2017-BNK6	3.741%	7/15/60	50	46
[4]	BANK Series 2017-BNK7	3.175%	9/15/60	1,341	1,222
[4]	BANK Series 2017-BNK8	3.488%	11/15/50	80	74
[4]	BANK Series 2018-BNK14	4.185%	9/15/60	25	24
[4]	BANK Series 2018-BNK14	4.231%	9/15/60	15	14
[4]	BANK Series 2019-BNK17	3.714%	4/15/52	280	258
[4]	BANK Series 2019-BNK18	3.584%	5/15/62	280	255
[4]	BANK Series 2019-BNK20	3.011%	9/15/62	200	175
10

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	BANK Series 2019-BNK23	2.846%	12/15/52	130	118
[4]	BANK Series 2022-BNK40	3.507%	3/15/64	90	79
[4,7]	Bayview MSR Opportunity Master Fund Trust Series 2021-4	2.500%	10/25/51	3,445	2,954
[4]	BBCMS Mortgage Trust Series 2020-C6	2.639%	2/15/53	200	169
[4]	BBCMS Mortgage Trust Series 2022-C16	4.600%	6/15/55	320	308
[4]	Benchmark Mortgage Trust Series 2018-B1	3.666%	1/15/51	340	316
[4]	Benchmark Mortgage Trust Series 2018-B1	3.878%	1/15/51	70	64
[4]	Benchmark Mortgage Trust Series 2018-B2	3.882%	2/15/51	360	337
[4]	Benchmark Mortgage Trust Series 2019-B15	2.859%	12/15/72	300	272
[4]	Benchmark Mortgage Trust Series 2019-B15	2.928%	12/15/72	250	215
[4]	Benchmark Mortgage Trust Series 2020-B16	2.732%	2/15/53	200	169
[4,7]	BX Trust Series 2019-OC11	3.202%	12/9/41	110	92
[4]	Cantor Commercial Real Estate Lending Series 2019-CF3	3.006%	1/15/53	250	215
[4]	Capital One Prime Auto Receivables Trust Series 2022-2	3.740%	9/15/25	6,690	6,651
[4]	CarMax Auto Owner Trust Series 2018-4	3.850%	7/15/24	70	70
[4]	CarMax Auto Owner Trust Series 2018-4	4.150%	4/15/25	100	100
[4]	CD Mortgage Trust Series 2016-CD1	2.724%	8/10/49	10	9
[4]	CD Mortgage Trust Series 2016-CD1	3.631%	8/10/49	270	235
[4]	CD Mortgage Trust Series 2017-CD4	3.514%	5/10/50	60	56
[4]	CD Mortgage Trust Series 2017-CD4	3.747%	5/10/50	50	46
[4]	CD Mortgage Trust Series 2017-CD6	3.456%	11/13/50	19	18
[4]	CD Mortgage Trust Series 2017-CD6	3.709%	11/13/50	130	119
[4]	CD Mortgage Trust Series 2018-CD7	5.012%	8/15/51	100	92
[4]	CFCRE Commercial Mortgage Trust Series 2016-C4	3.283%	5/10/58	60	56
[4]	Citigroup Commercial Mortgage Trust Series 2014-GC23	4.175%	7/10/47	230	225
[4]	Citigroup Commercial Mortgage Trust Series 2017-P8	3.203%	9/15/50	20	18
[4]	Citigroup Commercial Mortgage Trust Series 2017-P8	3.789%	9/15/50	30	27
[4]	Citigroup Commercial Mortgage Trust Series 2017-P8	4.192%	9/15/50	60	55
[4]	Citigroup Commercial Mortgage Trust Series 2017-P8	4.406%	9/15/50	40	36
[4]	Citigroup Commercial Mortgage Trust Series 2018-C5	4.228%	6/10/51	45	43
[4]	Citigroup Commercial Mortgage Trust Series 2019-C7	2.860%	12/15/72	250	216
[4]	CNH Equipment Trust Series 2022-B	3.940%	12/15/25	2,200	2,186
[4,7]	COMM Mortgage Trust Series 2013-CR6	3.397%	3/10/46	210	208
[4]	COMM Mortgage Trust Series 2013-CR8	3.612%	6/10/46	10	10
[4,7]	COMM Mortgage Trust Series 2013-CR9	4.435%	7/10/45	230	218
[4]	COMM Mortgage Trust Series 2014-CR17	3.700%	5/10/47	18	18
[4]	COMM Mortgage Trust Series 2014-CR17	3.977%	5/10/47	153	150
[4]	COMM Mortgage Trust Series 2014-CR20	3.326%	11/10/47	7,602	7,395
[4]	COMM Mortgage Trust Series 2019-GC44	2.873%	8/15/57	150	136
[4,7,8]	Connecticut Avenue Securities Trust Series 2021-R01, SOFR30A + 0.750%	3.031%	10/25/41	3,627	3,619
[4,7,8]	Connecticut Avenue Securities Trust Series 2022-R02, SOFR30A + 1.200%	3.481%	1/25/42	2,698	2,684
[4,7,8]	Connecticut Avenue Securities Trust Series 2022-R07, SOFR30A + 2.950%	5.255%	6/25/42	25,109	25,418
11

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7,8]	Connecticut Avenue Securities Trust Series 2022-R08, SOFR30A + 2.550%	4.855%	7/25/42	35,016	35,150
[4]	CSAIL Commercial Mortgage Trust Series 2016-C7	3.502%	11/15/49	12	11
[4]	CSAIL Commercial Mortgage Trust Series 2020-C19	2.561%	3/15/53	250	207
[4]	DBJPM Mortgage Trust Series 2017-C6	3.328%	6/10/50	70	65
[4,7]	Dell Equipment Finance Trust Series 2022-2	4.030%	7/22/27	3,990	3,961
[4]	Drive Auto Receivables Trust Series 2018-3	4.300%	9/16/24	16	16
[4]	Drive Auto Receivables Trust Series 2018-5	4.300%	4/15/26	414	414
[4]	Drive Auto Receivables Trust Series 2019-4	2.700%	2/16/27	180	177
[4]	Drive Auto Receivables Trust Series 2020-1	2.700%	5/17/27	180	177
[4]	Drive Auto Receivables Trust Series 2020-2	3.050%	5/15/28	140	137
[4,7]	EDvestinU Private Education Loan Issue No. 1 LLC Series 2019-A	3.580%	11/25/38	37	35
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K035	0.450%	8/25/23	4,862	12
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K036	0.834%	10/25/23	2,592	15
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K037	1.074%	1/25/24	37,899	353
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K038	1.240%	3/25/24	1,591	19
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K040	0.835%	9/25/24	3,098	32
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K043	0.641%	12/25/24	11,185	112
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K052	0.773%	11/25/25	13,721	220
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K053	1.016%	12/25/25	5,818	132
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K054	1.298%	1/25/26	42,874	1,326
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K055	1.483%	3/25/26	2,780	104
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K057	1.305%	7/25/26	39,679	1,376
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K058	1.045%	8/25/26	3,849	112
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K059	0.426%	9/25/26	2,294	22
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K060	0.191%	10/25/26	8,352	25
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K062	0.424%	12/25/26	52,069	575
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K064	0.739%	3/25/27	2,036	45
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K065	0.810%	4/25/27	20,333	508
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K068	0.558%	8/25/27	3,039	53
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K088	0.655%	1/25/29	248,874	6,820
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K104	1.245%	1/25/30	51,198	3,204
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K105	1.645%	1/25/30	73,255	6,267
12

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K110	1.814%	4/25/30	19,188	1,823
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K135	0.284%	10/25/31	257,412	3,501
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K139	0.195%	1/25/32	391,563	3,265
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K140	0.392%	3/25/54	124,930	2,838
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series K148	0.391%	7/25/32	156,519	3,505
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series KG02	1.148%	8/25/29	11,150	584
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series KG04	0.939%	11/25/30	7,764	403
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series KG05	0.402%	1/25/31	63,628	1,337
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series KG06	0.626%	10/25/31	29,988	1,100
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series KG07	0.122%	8/25/32	214,587	875
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series KIR1	1.183%	3/25/26	72,669	2,189
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series KSG2	0.213%	11/25/31	256,668	2,486
[4,5,9]	FHLMC Multifamily Structured Pass-Through Certificates Series KW10	0.762%	9/25/29	49,837	1,765
[4,7]	Ford Credit Auto Owner Trust Series 2018-2	3.760%	1/15/30	120	118
[4,7]	Ford Credit Auto Owner Trust Series 2019-1	3.520%	7/15/30	7,770	7,645
[4,7]	Ford Credit Auto Owner Trust Series 2020-1	2.040%	8/15/31	100	93
[4,7]	Ford Credit Auto Owner Trust Series 2020-1	2.540%	8/15/31	100	93
[4,7]	Ford Credit Auto Owner Trust Series 2022-1	3.880%	11/15/34	410	394
[4,7]	Ford Credit Auto Owner Trust Series 2022-1	4.670%	11/15/34	1,250	1,198
[4]	Ford Credit Auto Owner Trust Series 2022-B	3.740%	9/15/26	2,700	2,667
[4]	Ford Credit Auto Owner Trust Series 2022-B	3.930%	8/15/27	1,100	1,080
[4]	Ford Credit Floorplan Master Owner Trust A Series 2020-1	0.700%	9/15/25	6,385	6,145
[4]	Ford Credit Floorplan Master Owner Trust A Series 2020-1	2.120%	9/15/25	230	223
[4,5,7,8]	Freddie Mac STACR REMIC Trust Series 2020-DNA6, SOFR30A + 2.000%	4.281%	12/25/50	1,757	1,752
[4,5,7,8]	Freddie Mac STACR REMIC Trust Series 2021-DNA5, SOFR30A + 1.650%	3.931%	1/25/34	20,455	19,949
[4,5,7,8]	Freddie Mac STACR REMIC Trust Series 2022-HQA3, SOFR30A + 2.300%	4.581%	8/25/42	34,795	34,705
[4,5,7,8]	Freddie Mac Structured Agency Credit Risk Debt Notes Series 2022-HQA2, SOFR30A + 2.650%	4.931%	7/25/42	16,378	16,299
[4,7,9]	FREMF Mortgage Trust Series 2015-K42	0.100%	1/25/48	1,032,270	1,644
[4,7]	GCAT Trust Series 2022-INV1	3.000%	12/25/51	30,532	25,313
[4,7]	GCAT Trust Series 2022-INV3	4.000%	8/25/52	7,934	7,166
[4,7]	GCAT Trust Series 2022-INV3	4.000%	8/25/52	9,347	8,118
[4,7]	GCAT Trust Series 2022-INV3	4.500%	8/25/52	5,291	4,946
[4]	GM Financial Automobile Leasing Trust Series 2020-2	3.210%	12/20/24	140	139
[4]	GM Financial Consumer Automobile Receivables Trust Series 2022-3	3.500%	9/16/25	5,830	5,771
[4,7]	GM Financial Revolving Receivables Trust Series 2021-1	1.170%	6/12/34	520	444
13

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7]	GM Financial Revolving Receivables Trust Series 2021-1	1.490%	6/12/34	70	61
[4,7]	GM Financial Revolving Receivables Trust Series 2021-1	1.670%	6/12/34	120	103
[4,7]	GMF Floorplan Owner Revolving Trust Series 2020-1	1.480%	8/15/25	120	116
[4]	GS Mortgage Securities Trust Series 2014-GC24	3.666%	9/10/47	7,194	7,007
[4]	GS Mortgage Securities Trust Series 2014-GC24	4.644%	9/10/47	170	160
[4]	GS Mortgage Securities Trust Series 2014-GC24	4.665%	9/10/47	150	136
[4]	GS Mortgage Securities Trust Series 2016-GS3	2.850%	10/10/49	60	55
[4]	GS Mortgage Securities Trust Series 2019-GC38	3.968%	2/10/52	150	140
[4]	GS Mortgage Securities Trust Series 2019-GC40	3.160%	7/10/52	60	53
[4]	GS Mortgage Securities Trust Series 2020-GC45	2.843%	2/13/53	325	295
[4]	GS Mortgage Securities Trust Series 2020-GC45	2.911%	2/13/53	630	543
[4,7]	GS Mortgage-Backed Securities Corp. Trust Series 2022-PJ4	2.500%	9/25/52	10,541	8,221
[4,7]	GS Mortgage-Backed Securities Trust Series 2021-PJ7	2.500%	1/25/52	4,438	3,544
[4,7]	GS Mortgage-Backed Securities Trust Series 2022-PJ1	2.500%	5/28/52	9,191	7,167
[4,7]	GS Mortgage-Backed Securities Trust Series 2022-PJ3	3.000%	8/25/52	1,062	881
[4,7]	GS Mortgage-Backed Securities Trust Series 2022-PJ6	3.000%	1/25/53	32,500	28,128
[4,7]	GS Mortgage-Backed Securities Trust Series 2022-PJ6	3.000%	1/25/53	37,012	31,293
[4,7]	Hertz Vehicle Financing III LLC Series 2022-1A	2.630%	6/25/26	160	144
[4,7]	Hertz Vehicle Financing III LP Series 2021-2A	1.680%	12/27/27	100	86
[4]	Honda Auto Receivables Owner Trust Series 2022-2	3.810%	3/18/25	2,650	2,632
[4,7]	Hudson Yards Mortgage Trust Series 2019-30HY	3.228%	7/10/39	250	218
[4,7]	Hudsons Bay Simon JV Trust Series 2015-HB7	3.914%	8/5/34	100	93
[4]	Hyundai Auto Receivables Trust Series 2022-B	3.640%	5/15/25	6,760	6,708
[4,7,8]	Invitation Homes Trust Series 2018-SFR1, 1M USD LIBOR + 0.700%	3.693%	3/17/37	242	239
[4,7,8]	Invitation Homes Trust Series 2018-SFR1, 1M USD LIBOR + 0.950%	3.943%	3/17/37	100	99
[4]	John Deere Owner Trust Series 2022-B	3.730%	6/16/25	3,220	3,196
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C13	4.212%	1/15/46	230	226
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C16	3.881%	12/15/46	6	6
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C16	4.166%	12/15/46	147	145
[4,7]	JP Morgan Mortgage Trust Series 2021-6	2.500%	10/25/51	2,854	2,279
[4,7]	JP Morgan Mortgage Trust Series 2021-15	3.000%	6/25/52	25,290	20,967
14

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7]	JP Morgan Mortgage Trust Series 2021-INV4	3.000%	1/25/52	1,517	1,258
[4,7]	JP Morgan Mortgage Trust Series 2021-INV6	3.000%	4/25/52	1,485	1,231
[4,7]	JP Morgan Mortgage Trust Series 2022-1	3.000%	7/25/52	7,086	5,875
[4,7]	JP Morgan Mortgage Trust Series 2022-4	3.000%	10/25/52	5,813	4,820
[4,7]	JP Morgan Mortgage Trust Series 2022-4	3.000%	10/25/52	2,422	2,008
[4,7]	JP Morgan Mortgage Trust Series 2022-INV1	3.000%	3/25/52	25,347	21,014
[4]	JPMBB Commercial Mortgage Securities Trust Series 2014-C18	4.439%	2/15/47	300	294
[4]	JPMBB Commercial Mortgage Securities Trust Series 2014-C18	4.947%	2/15/47	370	344
[4]	JPMBB Commercial Mortgage Securities Trust Series 2014-C19	3.997%	4/15/47	10	10
[4]	JPMCC Commercial Mortgage Securities Trust Series 2017-JP5	3.723%	3/15/50	70	66
[4]	JPMCC Commercial Mortgage Securities Trust Series 2017-JP7	3.454%	9/15/50	60	56
[4]	JPMDB Commercial Mortgage Securities Trust Series 2016-C4	3.141%	12/15/49	30	28
[4]	JPMDB Commercial Mortgage Securities Trust Series 2017-C7	3.409%	10/15/50	60	55
[4]	JPMDB Commercial Mortgage Securities Trust Series 2017-C7	3.713%	10/15/50	80	73
[4]	JPMDB Commercial Mortgage Securities Trust Series 2018-C8	4.211%	6/15/51	50	48
[4,7]	Kubota Credit Owner Trust Series 2022-2A	4.070%	6/17/25	5,680	5,632
[4,7]	Lanark Master Issuer plc Series 2020-1A	2.277%	12/22/69	170	170
[4,7]	Laurel Road Prime Student Loan Trust Series 2017-C	2.810%	11/25/42	26	25
[4,7]	Laurel Road Prime Student Loan Trust Series 2018-B	3.540%	5/26/43	51	51
[4,7]	Mello Mortgage Capital Acceptance Series 2021-INV1	2.500%	6/25/51	4,062	3,244
[4,7]	Mello Mortgage Capital Acceptance Series 2021-MTG2	2.500%	6/25/51	1,510	1,189
[4,7]	MMAF Equipment Finance LLC Series 2018-A	3.610%	3/10/42	100	97
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C10	4.205%	7/15/46	200	183
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C12	4.259%	10/15/46	400	397
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15	5.054%	4/15/47	150	146
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C16	4.476%	6/15/47	80	78
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C29	3.325%	5/15/49	133	125
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C29	4.886%	5/15/49	160	145
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C32	3.720%	12/15/49	270	254
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2017-C34	3.536%	11/15/52	90	83
[4]	Morgan Stanley Capital I Series 2017-HR2	3.587%	12/15/50	55	51
[4]	Morgan Stanley Capital I Trust Series 2015-UBS8	3.809%	12/15/48	522	500
[4]	Morgan Stanley Capital I Trust Series 2016-BNK2	2.791%	11/15/49	110	101
15

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Morgan Stanley Capital I Trust Series 2016-BNK2	3.049%	11/15/49	50	46
[4]	Morgan Stanley Capital I Trust Series 2016-UB11	2.782%	8/15/49	100	91
[4,7]	MSBAM Commercial Mortgage Securities Trust Series 2012-CKSV	3.277%	10/15/30	998	944
[4,7]	Navient Private Education Loan Trust Series 2017-A	2.880%	12/16/58	49	48
[4,7]	Navient Private Education Loan Trust Series 2018-BA	3.610%	12/15/59	189	184
[4,7]	Navient Private Education Refi Loan Trust Series 2018-DA	4.000%	12/15/59	368	355
[4,7,8]	Navient Student Loan Trust Series 2016-6A, 1M USD LIBOR + 0.750%	3.834%	3/25/66	15	15
[4,7]	New Residential Mortgage Loan Trust Series 2021-INV2	3.000%	9/25/51	8,423	7,033
[4,7]	OBX Trust Series 2022-J2	3.000%	8/25/52	17,768	14,731
[4,7]	OBX Trust Series 2022-J2	3.000%	8/25/52	11,031	8,967
[4,7]	OBX Trust Series 2022-J2	3.500%	8/25/52	25,769	22,047
[4,7]	OBX Trust Series 2022-J2	3.500%	8/25/52	16,498	13,882
[4,7]	One Bryant Park Trust Series 2019-OBP	2.516%	9/15/54	100	83
[4,7]	Palisades Center Trust Series 2016-PLSD	2.713%	4/13/33	700	633
[4,7,8]	Pepper Residential Securities Trust Series 21A, 1M USD LIBOR + 0.880%	3.819%	1/16/60	34	34
[4,7,8]	Pepper Residential Securities Trust No. 22 Series 22A, 1M USD LIBOR + 1.000%	3.993%	6/20/60	32	32
[4,7,8]	Pepper Residential Securities Trust No. 23 Series 23A, 1M USD LIBOR + 0.950%	3.943%	8/18/60	37	37
[4,7,8]	PHEAA Student Loan Trust Series 2016-2A, 1M USD LIBOR + 0.950%	4.034%	11/25/65	52	51
[4,7]	Progress Residential Trust Series 2022-SFR3	3.200%	4/17/39	140	128
[4,7]	Progress Residential Trust Series 2022-SFR3	3.600%	4/17/39	100	91
[4,7]	Progress Residential Trust Series 2022-SFR5	4.451%	6/17/39	120	115
[4,7]	Progress Residential Trust Series 2022-SFR5	4.896%	6/17/39	100	95
[4,7]	RCKT Mortgage Trust Series 2021-3	2.500%	7/25/51	4,188	3,344
[4,7]	RCKT Mortgage Trust Series 2022-4	3.500%	6/25/52	14,027	12,013
[4,7,8]	RESIMAC Bastille Trust Series 2018-1NCA, 1M USD LIBOR + 0.850%	3.483%	12/5/59	53	53
[4,7,8]	RESIMAC MBS Trust Series 2018-2A, 1M USD LIBOR + 0.850%	3.606%	4/10/50	15	15
[4,7,8]	RESIMAC Premier Series 2018-1A, 1M USD LIBOR + 0.800%	3.556%	11/10/49	12	13
[4]	Santander Drive Auto Receivables Trust Series 2020-2	2.220%	9/15/26	790	772
[4]	Santander Drive Auto Receivables Trust Series 2022-3	4.130%	8/16/27	950	928
[4]	Santander Drive Auto Receivables Trust Series 2022-3	4.490%	8/15/29	730	709
[4]	Santander Drive Auto Receivables Trust Series 2022-4	4.140%	2/16/27	8,110	8,032
[4]	Santander Drive Auto Receivables Trust Series 2022-5	4.110%	8/17/26	3,260	3,225
[4]	Santander Drive Auto Receivables Trust Series 2022-6	4.490%	11/16/26	530	526
[4,7]	Santander Retail Auto Lease Trust Series 2020-A	2.520%	11/20/24	170	167
[4,7]	Santander Retail Auto Lease Trust Series 2020-B	1.980%	10/20/25	800	760
16

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7]	Sequoia Mortgage Trust Series 2021-3	2.500%	5/25/51	3,064	2,447
[4,7]	SMB Private Education Loan Trust Series 2016-A	2.700%	5/15/31	99	97
[4,7]	SMB Private Education Loan Trust Series 2017-B	2.820%	10/15/35	105	101
[4,7]	SMB Private Education Loan Trust Series 2018-B	3.600%	1/15/37	226	218
[4,7]	SMB Private Education Loan Trust Series 2018-C	3.630%	11/15/35	300	290
[4,7]	SoFi Professional Loan Program LLC Series 2016-B	2.740%	10/25/32	9	9
[4,7]	SoFi Professional Loan Program LLC Series 2016-C	2.360%	12/27/32	2	2
[4,7]	SoFi Professional Loan Program LLC Series 2016-D	2.340%	4/25/33	9	9
[4,7,8]	SoFi Professional Loan Program LLC Series 2016-D, 1M USD LIBOR + 0.950%	4.034%	1/25/39	4	5
[4,7]	SoFi Professional Loan Program LLC Series 2017-B	2.740%	5/25/40	1	1
[4,7]	SoFi Professional Loan Program LLC Series 2017-D	2.650%	9/25/40	24	23
[4,7]	SoFi Professional Loan Program LLC Series 2017-E	2.720%	11/26/40	13	12
[4,7]	SoFi Professional Loan Program LLC Series 2017-F	2.840%	1/25/41	42	41
[4,7]	SoFi Professional Loan Program LLC Series 2018-A	2.950%	2/25/42	27	27
[4,7]	Tesla Auto Lease Trust Series 2020-A	1.680%	2/20/24	100	99
[4,7]	Tidewater Auto Receivables Trust Series 2018-AA	4.300%	11/15/24	21	21
[4,7]	TMSQ Mortgage Trust Series 2014-1500	3.680%	10/10/36	100	95
[4,7]	Toyota Auto Loan Extended Note Trust Series 2022-1A	3.820%	4/25/35	800	770
[4]	Toyota Auto Receivables Owner Trust Series 2022-C	3.830%	8/15/25	3,880	3,858
[4,7]	Trinity Rail Leasing LLC Series 2018-1A	4.620%	6/17/48	440	414
[4]	UBS Commercial Mortgage Trust Series 2017-C7	3.679%	12/15/50	112	104
[4]	UBS-Barclays Commercial Mortgage Trust Series 2013-C6	3.469%	4/10/46	10	10
[4,7]	UWM Mortgage Trust Series 2021-INV3	2.500%	11/25/51	4,394	3,509
[4]	Verizon Master Trust Series 2022-5	3.720%	7/20/27	3,560	3,517
[4]	Wells Fargo Commercial Mortgage Trust Series 2013-LC12	4.433%	7/15/46	450	441
[4]	Wells Fargo Commercial Mortgage Trust Series 2015-LC20	2.925%	4/15/50	6,600	6,296
[4]	Wells Fargo Commercial Mortgage Trust Series 2015-LC22	4.707%	9/15/58	160	147
[4]	Wells Fargo Commercial Mortgage Trust Series 2016-C37	3.525%	12/15/49	90	85
[4]	Wells Fargo Commercial Mortgage Trust Series 2017-C39	3.157%	9/15/50	10	9
[4]	Wells Fargo Commercial Mortgage Trust Series 2017-RC1	3.631%	1/15/60	42	39
[4]	Wells Fargo Commercial Mortgage Trust Series 2018-C43	4.514%	3/15/51	50	44
[4]	Wells Fargo Commercial Mortgage Trust Series 2018-C46	4.152%	8/15/51	30	28
17

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Wells Fargo Commercial Mortgage Trust Series 2019-C49	3.933%	3/15/52	80	76
[4]	WFRBS Commercial Mortgage Trust Series 2013-C18	4.162%	12/15/46	20	20
[4]	WFRBS Commercial Mortgage Trust Series 2014-C19	3.829%	3/15/47	10,172	10,034
[4]	WFRBS Commercial Mortgage Trust Series 2014-C23	3.650%	10/15/57	201	196
[4]	World Omni Auto Receivables Trust Series 2019-B	2.860%	6/16/25	110	109
[4]	World Omni Auto Receivables Trust Series 2022-C	3.730%	3/16/26	5,920	5,863
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $644,678)					608,369
Corporate Bonds (28.2%)
Communications (2.5%)
	Activision Blizzard Inc.	2.500%	9/15/50	4,750	2,890
	Alphabet Inc.	2.250%	8/15/60	1,930	1,096
[10]	AT&T Inc.	1.800%	9/5/26	4,600	4,188
	AT&T Inc.	4.350%	3/1/29	933	872
[4]	AT&T Inc.	4.300%	2/15/30	1,685	1,542
	AT&T Inc.	4.500%	5/15/35	700	606
	AT&T Inc.	4.900%	8/15/37	500	442
	AT&T Inc.	3.500%	9/15/53	3,650	2,432
	AT&T Inc.	3.550%	9/15/55	4,238	2,783
	AT&T Inc.	3.650%	9/15/59	567	368
[7]	Cable One Inc.	4.000%	11/15/30	350	272
[7]	CCO Holdings LLC	5.000%	2/1/28	395	344
[7]	CCO Holdings LLC	6.375%	9/1/29	915	840
[7]	CCO Holdings LLC	4.750%	3/1/30	890	721
	Charter Communications Operating LLC	4.908%	7/23/25	589	575
	Charter Communications Operating LLC	2.250%	1/15/29	200	157
	Charter Communications Operating LLC	5.050%	3/30/29	1,480	1,360
	Charter Communications Operating LLC	3.500%	3/1/42	3,580	2,266
	Charter Communications Operating LLC	6.484%	10/23/45	2,100	1,855
	Charter Communications Operating LLC	4.800%	3/1/50	1,390	994
[11]	CK Hutchison Group Telecom Finance SA	2.625%	10/17/34	200	139
[7]	Cogent Communications Group Inc.	7.000%	6/15/27	318	301
	Comcast Corp.	3.375%	8/15/25	5,304	5,094
	Comcast Corp.	3.150%	3/1/26	452	426
	Comcast Corp.	2.350%	1/15/27	445	399
	Comcast Corp.	3.150%	2/15/28	468	425
	Comcast Corp.	4.150%	10/15/28	2,303	2,175
	Comcast Corp.	3.400%	4/1/30	229	202
	Comcast Corp.	3.250%	11/1/39	1,990	1,463
	Comcast Corp.	3.750%	4/1/40	3,800	2,984
	Comcast Corp.	4.650%	7/15/42	1,200	1,028
	Comcast Corp.	4.700%	10/15/48	168	144
	Comcast Corp.	3.450%	2/1/50	1,500	1,046
	Comcast Corp.	2.650%	8/15/62	300	162
	Comcast Corp.	2.987%	11/1/63	5,000	2,901
[7]	CSC Holdings LLC	5.375%	2/1/28	245	214
[7]	CSC Holdings LLC	4.625%	12/1/30	755	513
[7]	CSC Holdings LLC	3.375%	2/15/31	255	180
[4,11]	Deutsche Telekom AG	3.125%	2/6/34	1,200	1,025
[7]	Directv Financing LLC	5.875%	8/15/27	370	320
18

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Discovery Communications LLC	3.900%	11/15/24	35	34
	Discovery Communications LLC	4.000%	9/15/55	2,000	1,191
[7]	DISH DBS Corp.	5.250%	12/1/26	290	239
[7]	DISH DBS Corp.	5.750%	12/1/28	160	121
	DISH DBS Corp.	5.125%	6/1/29	370	217
	Expedia Group Inc.	3.800%	2/15/28	3,000	2,658
	Expedia Group Inc.	2.950%	3/15/31	270	208
	Fox Corp.	5.476%	1/25/39	3,780	3,281
[7]	Frontier Communications Holdings LLC	5.875%	10/15/27	95	85
[7]	Frontier Communications Holdings LLC	5.000%	5/1/28	230	197
[7]	Frontier Communications Holdings LLC	6.000%	1/15/30	665	523
[7]	Frontier Communications Holdings LLC	8.750%	5/15/30	140	140
	Interpublic Group of Cos. Inc.	3.375%	3/1/41	2,040	1,351
[7]	Level 3 Financing Inc.	4.625%	9/15/27	240	200
[7]	Level 3 Financing Inc.	4.250%	7/1/28	295	230
[7]	Level 3 Financing Inc.	3.625%	1/15/29	410	304
[7]	Meta Platforms Inc.	3.500%	8/15/27	15,090	14,104
[7]	Meta Platforms Inc.	3.850%	8/15/32	6,230	5,489
[7]	Meta Platforms Inc.	4.450%	8/15/52	2,940	2,402
[7]	Netflix Inc.	3.625%	6/15/25	425	401
	Netflix Inc.	4.875%	4/15/28	4,055	3,798
	Netflix Inc.	5.875%	11/15/28	795	772
	Netflix Inc.	6.375%	5/15/29	1,960	1,952
[7]	News Corp.	3.875%	5/15/29	674	572
[7]	Nexstar Media Inc.	5.625%	7/15/27	295	272
[7]	Nexstar Media Inc.	4.750%	11/1/28	435	370
	Paramount Global	4.750%	5/15/25	1,108	1,088
	Paramount Global	4.200%	6/1/29	2,368	2,083
	Paramount Global	4.850%	7/1/42	3,042	2,188
	Paramount Global	4.375%	3/15/43	3,250	2,173
[7]	Rogers Communications Inc.	3.800%	3/15/32	2,140	1,845
[7]	Rogers Communications Inc.	4.550%	3/15/52	2,040	1,634
[7]	Scripps Escrow II Inc.	5.375%	1/15/31	280	213
[7]	Scripps Escrow Inc.	5.875%	7/15/27	280	244
[7]	Sirius XM Radio Inc.	3.125%	9/1/26	90	79
[7]	Sirius XM Radio Inc.	5.000%	8/1/27	70	64
[7]	Sky Ltd.	3.750%	9/16/24	200	195
	Sprint Corp.	7.125%	6/15/24	420	427
	Sprint Corp.	7.625%	3/1/26	795	825
	Take-Two Interactive Software Inc.	4.000%	4/14/32	2,905	2,522
	Telefonica Emisiones SA	4.103%	3/8/27	3,000	2,770
	Telefonica Emisiones SA	4.665%	3/6/38	4,056	3,176
	Telefonica Emisiones SA	5.213%	3/8/47	2,000	1,523
	Time Warner Cable LLC	4.500%	9/15/42	6,620	4,590
	T-Mobile USA Inc.	2.625%	2/15/29	5,805	4,792
	T-Mobile USA Inc.	3.375%	4/15/29	4,770	4,120
	T-Mobile USA Inc.	3.875%	4/15/30	1,224	1,085
	T-Mobile USA Inc.	2.875%	2/15/31	1,025	823
	T-Mobile USA Inc.	3.000%	2/15/41	1,990	1,327
	T-Mobile USA Inc.	3.600%	11/15/60	2,442	1,579
	T-Mobile USA Inc.	5.800%	9/15/62	3,740	3,467
[4]	TWDC Enterprises 18 Corp.	4.125%	12/1/41	400	330
[7]	Univision Communications Inc.	7.375%	6/30/30	335	318
[4,12]	Verizon Communications Inc.	4.050%	2/17/25	1,250	780
	Verizon Communications Inc.	4.125%	3/16/27	458	438
19

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,12]	Verizon Communications Inc.	4.500%	8/17/27	500	303
	Verizon Communications Inc.	4.329%	9/21/28	200	188
[4,10]	Verizon Communications Inc.	2.875%	1/15/38	600	490
	Verizon Communications Inc.	2.650%	11/20/40	850	551
	Verizon Communications Inc.	3.850%	11/1/42	1,800	1,366
	Verizon Communications Inc.	4.862%	8/21/46	3,000	2,604
	Verizon Communications Inc.	3.875%	3/1/52	2,020	1,501
	Verizon Communications Inc.	3.000%	11/20/60	1,800	1,047
	Verizon Communications Inc.	3.700%	3/22/61	2,065	1,405
[7]	Videotron Ltd.	3.625%	6/15/29	365	296
	Vodafone Group plc	4.375%	5/30/28	327	308
[4,10]	Vodafone Group plc	2.500%	5/24/39	1,300	966
	Vodafone Group plc	4.125%	6/4/81	2,295	1,594
[7]	VZ Secured Financing BV	5.000%	1/15/32	370	283
	Walt Disney Co.	3.350%	3/24/25	170	164
	Walt Disney Co.	1.750%	1/13/26	439	397
	Walt Disney Co.	3.375%	11/15/26	375	353
	Walt Disney Co.	2.000%	9/1/29	273	223
	Walt Disney Co.	3.500%	5/13/40	1,200	927
	Walt Disney Co.	4.700%	3/23/50	1,000	891
	Walt Disney Co.	3.600%	1/13/51	825	614
[7]	Warnermedia Holdings Inc.	3.428%	3/15/24	3,910	3,782
[7]	Warnermedia Holdings Inc.	3.755%	3/15/27	2,510	2,253
[7]	Warnermedia Holdings Inc.	5.050%	3/15/42	971	727
[7]	Warnermedia Holdings Inc.	5.141%	3/15/52	1,930	1,402
[7]	Warnermedia Holdings Inc.	5.391%	3/15/62	4,340	3,146
[7]	Zayo Group Holdings Inc.	4.000%	3/1/27	500	402
					163,736
Consumer Discretionary (2.5%)
[7]	1011778 BC ULC	3.875%	1/15/28	156	136
[7]	1011778 BC ULC	4.375%	1/15/28	214	185
[10]	Aliaxis Finance SA	0.875%	11/8/28	1,400	982
	Amazon.com Inc.	3.150%	8/22/27	692	645
	Amazon.com Inc.	3.950%	4/13/52	1,685	1,385
	Asbury Automotive Group Inc.	4.500%	3/1/28	961	808
[7]	Asbury Automotive Group Inc.	5.000%	2/15/32	100	77
	AutoZone Inc.	4.000%	4/15/30	1,190	1,069
	AutoZone Inc.	1.650%	1/15/31	831	618
	Bath & Body Works Inc.	7.500%	6/15/29	310	284
	Boyd Gaming Corp.	4.750%	12/1/27	200	177
[7]	Caesars Resort Collection LLC	5.750%	7/1/25	294	284
[7]	Camelot Return Merger Sub Inc.	8.750%	8/1/28	560	463
[7]	Carnival Corp.	5.750%	3/1/27	965	677
[7]	Carnival Corp.	4.000%	8/1/28	610	492
[7]	Cedar Fair LP	5.500%	5/1/25	960	925
[7]	Churchill Downs Inc.	5.500%	4/1/27	780	723
[7]	Churchill Downs Inc.	4.750%	1/15/28	298	259
[7]	Clarios Global LP	6.750%	5/15/25	46	45
[7]	Clarios Global LP	8.500%	5/15/27	310	296
	Dana Inc.	4.500%	2/15/32	820	594
	Ford Motor Credit Co. LLC	4.950%	5/28/27	1,085	971
	Ford Motor Credit Co. LLC	4.125%	8/17/27	100	86
	Ford Motor Credit Co. LLC	3.815%	11/2/27	365	307
	Ford Motor Credit Co. LLC	2.900%	2/16/28	440	346
	Ford Motor Credit Co. LLC	2.900%	2/10/29	845	642
20

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Ford Motor Credit Co. LLC	4.000%	11/13/30	280	218
	Ford Motor Credit Co. LLC	3.625%	6/17/31	830	617
	General Motors Co.	4.875%	10/2/23	6,000	5,975
	General Motors Co.	5.400%	10/2/23	1,000	1,000
	General Motors Co.	6.125%	10/1/25	1,000	1,002
	General Motors Co.	5.200%	4/1/45	1,600	1,226
	General Motors Financial Co. Inc.	3.500%	11/7/24	1,242	1,192
	General Motors Financial Co. Inc.	2.900%	2/26/25	157	147
	General Motors Financial Co. Inc.	4.350%	4/9/25	103	100
	General Motors Financial Co. Inc.	2.750%	6/20/25	1,770	1,630
	General Motors Financial Co. Inc.	1.250%	1/8/26	3,000	2,579
	General Motors Financial Co. Inc.	2.400%	10/15/28	1,000	792
	Goodyear Tire & Rubber Co.	5.000%	7/15/29	250	205
[7]	Harley-Davidson Financial Services Inc.	3.050%	2/14/27	3,310	2,840
[7]	Hilton Domestic Operating Co. Inc.	5.750%	5/1/28	270	254
	Home Depot Inc.	4.000%	9/15/25	1,820	1,791
	Home Depot Inc.	3.900%	12/6/28	167	159
	Home Depot Inc.	2.950%	6/15/29	2,328	2,059
	Home Depot Inc.	2.700%	4/15/30	480	410
	Home Depot Inc.	4.500%	9/15/32	2,435	2,330
	Home Depot Inc.	5.950%	4/1/41	3,290	3,418
	Home Depot Inc.	4.250%	4/1/46	720	604
	Home Depot Inc.	3.900%	6/15/47	100	80
	Home Depot Inc.	4.500%	12/6/48	500	437
	Home Depot Inc.	3.125%	12/15/49	750	515
	Home Depot Inc.	4.950%	9/15/52	1,665	1,561
	Home Depot Inc.	3.500%	9/15/56	1,660	1,179
	Honda Motor Co. Ltd.	2.967%	3/10/32	3,155	2,664
[7]	International Game Technology plc	6.250%	1/15/27	25	24
	KB Home	7.250%	7/15/30	320	291
[7]	Lithia Motors Inc.	4.625%	12/15/27	285	248
[7]	Lithia Motors Inc.	3.875%	6/1/29	1,180	947
[7]	Lithia Motors Inc.	4.375%	1/15/31	20	16
[7]	Live Nation Entertainment Inc.	5.625%	3/15/26	20	19
[7]	Live Nation Entertainment Inc.	6.500%	5/15/27	900	868
[7]	Live Nation Entertainment Inc.	3.750%	1/15/28	15	13
	Lowe's Cos. Inc.	3.100%	5/3/27	880	808
	Lowe's Cos. Inc.	1.300%	4/15/28	1,050	851
	Lowe's Cos. Inc.	1.700%	9/15/28	1,840	1,502
	Lowe's Cos. Inc.	4.450%	4/1/62	3,165	2,373
	Magna International Inc.	2.450%	6/15/30	200	162
[4]	Marriott International Inc.	4.625%	6/15/30	4,180	3,783
[7]	Mattel Inc.	3.375%	4/1/26	250	224
[7]	Mattel Inc.	5.875%	12/15/27	265	255
[4,11]	McDonald's Corp.	3.750%	5/31/38	700	608
[7]	Mercedes-Benz Finance North America LLC	0.750%	3/1/24	7,570	7,134
[7]	Meritage Homes Corp.	3.875%	4/15/29	1,030	819
[7]	MIWD Holdco II LLC	5.500%	2/1/30	185	138
[7]	NCL Corp. Ltd.	5.875%	2/15/27	314	261
[7]	NCL Corp. Ltd.	7.750%	2/15/29	178	134
	Newell Brands Inc.	4.450%	4/1/26	35	32
	Newell Brands Inc.	6.375%	9/15/27	35	35
	Newell Brands Inc.	6.625%	9/15/29	75	73
[7]	Nissan Motor Acceptance Co. LLC	1.050%	3/8/24	3,000	2,795
[7]	Nissan Motor Co. Ltd.	3.043%	9/15/23	7,100	6,927
21

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	Penn Entertainment Inc.	5.625%	1/15/27	85	75
[7]	Royal Caribbean Cruises Ltd.	10.875%	6/1/23	30	31
[7]	Royal Caribbean Cruises Ltd.	11.500%	6/1/25	36	38
[6,7]	Royal Caribbean Cruises Ltd.	8.250%	1/15/29	60	58
	Stanley Black & Decker Inc.	3.400%	3/1/26	265	251
	Stanley Black & Decker Inc.	2.300%	3/15/30	1,126	910
	Starbucks Corp.	3.500%	11/15/50	600	421
[7]	Stellantis Finance US Inc.	1.711%	1/29/27	760	634
[7]	Studio City Co. Ltd.	7.000%	2/15/27	240	201
	Toll Brothers Finance Corp.	4.350%	2/15/28	4,320	3,787
[4]	Toyota Motor Credit Corp.	4.400%	9/20/24	26,310	26,147
	Toyota Motor Credit Corp.	3.950%	6/30/25	25,120	24,545
[4]	Toyota Motor Credit Corp.	1.900%	1/13/27	4,045	3,568
	Toyota Motor Credit Corp.	3.050%	3/22/27	3,775	3,478
	Toyota Motor Credit Corp.	3.650%	1/8/29	279	258
[7]	Vail Resorts Inc.	6.250%	5/15/25	1,501	1,482
[4,11]	Volkswagen Financial Services NV	1.125%	9/18/23	6,600	7,000
[4,11]	Volkswagen Financial Services NV	1.375%	9/14/28	1,300	1,040
[7]	Volkswagen Group of America Finance LLC	3.125%	5/12/23	1,000	988
[4,10]	Volkswagen Leasing GmbH	0.375%	7/20/26	1,147	981
[7]	Williams Scotsman International Inc.	4.625%	8/15/28	129	113
[7]	WMG Acquisition Corp.	3.750%	12/1/29	1,255	1,042
[7]	Wyndham Hotels & Resorts Inc.	4.375%	8/15/28	485	427
[7]	Wynn Resorts Finance LLC	7.750%	4/15/25	335	329
					159,604
Consumer Staples (1.8%)
	Altria Group Inc.	2.350%	5/6/25	880	817
	Altria Group Inc.	4.400%	2/14/26	2,570	2,480
	Altria Group Inc.	5.800%	2/14/39	2,000	1,733
	Altria Group Inc.	3.400%	2/4/41	3,000	1,892
	Altria Group Inc.	5.375%	1/31/44	325	263
	Altria Group Inc.	5.950%	2/14/49	135	112
	Altria Group Inc.	4.450%	5/6/50	300	200
[4]	Anheuser-Busch Cos. LLC	4.700%	2/1/36	3,090	2,786
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	4,250	3,518
[4,11]	Anheuser-Busch InBev SA/NV	2.850%	5/25/37	1,100	839
[4,10]	Anheuser-Busch InBev SA/NV	3.700%	4/2/40	400	354
	Anheuser-Busch InBev Worldwide Inc.	5.450%	1/23/39	6,230	5,912
	Anheuser-Busch InBev Worldwide Inc.	4.350%	6/1/40	1,000	846
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	1,117	993
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	2,300	1,751
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	3,545	2,939
	BAT Capital Corp.	3.215%	9/6/26	200	179
	BAT Capital Corp.	4.390%	8/15/37	1,050	750
	BAT Capital Corp.	4.540%	8/15/47	1,550	1,032
	BAT Capital Corp.	3.984%	9/25/50	975	603
	BAT International Finance plc	1.668%	3/25/26	70	60
[10]	CK Hutchison Europe Finance 18 Ltd.	2.000%	4/13/30	2,800	2,274
	Coca-Cola Co.	3.000%	3/5/51	1,800	1,258
	Colgate-Palmolive Co.	3.250%	8/15/32	4,530	4,043
	Constellation Brands Inc.	2.875%	5/1/30	4,000	3,316
	Constellation Brands Inc.	2.250%	8/1/31	2,310	1,772
	Dollar General Corp.	4.125%	5/1/28	250	236
[7]	Energizer Holdings Inc.	4.750%	6/15/28	529	419
[7]	Energizer Holdings Inc.	4.375%	3/31/29	525	392
22

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	General Mills Inc.	2.600%	10/12/22	5,000	4,998
	General Mills Inc.	2.875%	4/15/30	205	174
[4,10]	GSK Consumer Healthcare Capital NL BV	1.250%	3/29/26	878	789
[7]	GSK Consumer Healthcare Capital US LLC	3.625%	3/24/32	3,790	3,210
[7]	GSK Consumer Healthcare Capital US LLC	4.000%	3/24/52	725	534
	Hormel Foods Corp.	1.700%	6/3/28	1,160	988
	Hormel Foods Corp.	1.800%	6/11/30	275	220
	J M Smucker Co.	3.375%	12/15/27	273	248
	Kellogg Co.	4.500%	4/1/46	530	452
	Kraft Heinz Foods Co.	3.875%	5/15/27	4,140	3,870
	Kraft Heinz Foods Co.	3.750%	4/1/30	1,350	1,190
	Kraft Heinz Foods Co.	4.875%	10/1/49	555	459
	Kroger Co.	2.200%	5/1/30	1,000	794
	Kroger Co.	3.875%	10/15/46	3,125	2,368
[7]	Lamb Weston Holdings Inc.	4.875%	5/15/28	280	255
[10]	Louis Dreyfus Co. Finance BV	2.375%	11/27/25	975	899
[7]	Mondelez International Holdings Netherlands BV	1.250%	9/24/26	5,000	4,293
	Mondelez International Inc.	2.750%	4/13/30	1,289	1,072
	Mondelez International Inc.	1.500%	2/4/31	2,600	1,918
[7]	Nestle Holdings Inc.	1.000%	9/15/27	2,500	2,091
[7]	Nestle Holdings Inc.	4.000%	9/24/48	150	124
	PepsiCo Inc.	2.625%	7/29/29	3,025	2,633
[11]	PepsiCo Inc.	3.550%	7/22/34	1,100	1,016
	PepsiCo Inc.	4.450%	4/14/46	1,000	921
	PepsiCo Inc.	3.450%	10/6/46	1,000	783
[7]	Performance Food Group Inc.	6.875%	5/1/25	65	65
[7]	Performance Food Group Inc.	5.500%	10/15/27	270	245
[7]	Performance Food Group Inc.	4.250%	8/1/29	80	67
	Philip Morris International Inc.	2.100%	5/1/30	200	152
	Philip Morris International Inc.	4.250%	11/10/44	2,050	1,435
	Reynolds American Inc.	4.450%	6/12/25	529	512
	Unilever Capital Corp.	2.125%	9/6/29	294	244
	Walmart Inc.	3.900%	9/9/25	26,370	25,909
	Walmart Inc.	1.500%	9/22/28	1,810	1,513
	Walmart Inc.	3.950%	6/28/38	3,685	3,277
					113,487
Energy (2.1%)
[7]	Antero Resources Corp.	5.375%	3/1/30	285	256
	BP Capital Markets America Inc.	3.410%	2/11/26	444	422
[4]	BP Capital Markets America Inc.	3.119%	5/4/26	679	635
[4]	BP Capital Markets America Inc.	3.017%	1/16/27	248	227
	BP Capital Markets America Inc.	3.543%	4/6/27	3,000	2,806
	BP Capital Markets America Inc.	4.234%	11/6/28	6,933	6,520
	BP Capital Markets America Inc.	2.721%	1/12/32	2,475	2,010
	BP Capital Markets America Inc.	2.939%	6/4/51	2,400	1,524
	BP Capital Markets America Inc.	3.001%	3/17/52	800	517
	BP Capital Markets plc	3.279%	9/19/27	278	255
[7]	Cameron LNG LLC	3.701%	1/15/39	1,655	1,275
	Canadian Natural Resources Ltd.	2.950%	7/15/30	2,000	1,647
	Canadian Natural Resources Ltd.	6.250%	3/15/38	1,670	1,609
[4]	Canadian Natural Resources Ltd.	4.950%	6/1/47	1,400	1,191
	Cenovus Energy Inc.	6.750%	11/15/39	500	496
	Cenovus Energy Inc.	5.400%	6/15/47	1,000	862
	Cheniere Corpus Christi Holdings LLC	7.000%	6/30/24	2,000	2,033
23

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Cheniere Corpus Christi Holdings LLC	3.700%	11/15/29	1,000	869
	Cheniere Energy Inc.	4.625%	10/15/28	305	280
	Cheniere Energy Partners LP	4.000%	3/1/31	450	378
	Cheniere Energy Partners LP	3.250%	1/31/32	240	184
	Chevron USA Inc.	3.250%	10/15/29	1,000	894
[7]	Civitas Resources Inc.	5.000%	10/15/26	240	218
[7]	CNX Resources Corp.	7.375%	1/15/31	115	113
[7]	Colgate Energy Partners III LLC	7.750%	2/15/26	210	208
[7]	Colgate Energy Partners III LLC	5.875%	7/1/29	615	549
	ConocoPhillips Co.	6.950%	4/15/29	1,000	1,097
	ConocoPhillips Co.	4.300%	11/15/44	265	220
	ConocoPhillips Co.	3.800%	3/15/52	5,000	3,833
[7]	Continental Resources Inc.	2.268%	11/15/26	2,000	1,709
	Continental Resources Inc.	4.375%	1/15/28	425	380
[7]	Coterra Energy Inc.	3.900%	5/15/27	655	609
[7]	Coterra Energy Inc.	4.375%	3/15/29	2,440	2,257
[7]	CrownRock LP	5.625%	10/15/25	180	172
[7]	CrownRock LP	5.000%	5/1/29	150	133
	DCP Midstream Operating LP	5.625%	7/15/27	59	57
	DCP Midstream Operating LP	5.125%	5/15/29	350	328
	Devon Energy Corp.	5.250%	10/15/27	425	421
	Devon Energy Corp.	5.875%	6/15/28	307	308
	Devon Energy Corp.	4.500%	1/15/30	1,038	950
	Devon Energy Corp.	5.600%	7/15/41	200	179
	Diamondback Energy Inc.	4.250%	3/15/52	3,000	2,200
[7]	DT Midstream Inc.	4.125%	6/15/29	455	384
[7]	DT Midstream Inc.	4.375%	6/15/31	315	260
[4]	Eastern Gas Transmission & Storage Inc.	3.600%	12/15/24	66	64
	Enbridge Energy Partners LP	5.500%	9/15/40	125	114
	Enbridge Inc.	2.500%	2/14/25	920	865
	Enbridge Inc.	3.125%	11/15/29	450	385
[7]	Endeavor Energy Resources LP	5.750%	1/30/28	105	100
	Energy Transfer LP	3.900%	5/15/24	280	272
	Energy Transfer LP	3.750%	5/15/30	3,770	3,200
	Energy Transfer LP	6.050%	6/1/41	700	629
	Energy Transfer LP	6.500%	2/1/42	1,400	1,302
	Energy Transfer LP	5.300%	4/1/44	1,825	1,457
	Energy Transfer LP	5.150%	3/15/45	1,520	1,203
	Energy Transfer LP	6.250%	4/15/49	400	357
[7]	EnLink Midstream LLC	5.625%	1/15/28	100	94
	EnLink Midstream LLC	5.375%	6/1/29	260	238
	Enterprise Products Operating LLC	5.950%	2/1/41	380	364
	Enterprise Products Operating LLC	4.850%	3/15/44	2,400	2,006
	Enterprise Products Operating LLC	5.100%	2/15/45	2,000	1,713
	Enterprise Products Operating LLC	4.900%	5/15/46	860	733
	Enterprise Products Operating LLC	3.700%	1/31/51	1,000	704
	EOG Resources Inc.	3.900%	4/1/35	200	171
[7]	EQM Midstream Partners LP	7.500%	6/1/27	150	143
[7]	EQM Midstream Partners LP	6.500%	7/1/27	155	144
	EQM Midstream Partners LP	5.500%	7/15/28	295	253
[7]	EQM Midstream Partners LP	7.500%	6/1/30	147	139
[6]	EQT Corp.	5.678%	10/1/25	2,950	2,929
[7]	EQT Corp.	3.125%	5/15/26	150	137
	EQT Corp.	3.900%	10/1/27	2,198	2,002
	EQT Corp.	5.000%	1/15/29	330	309
24

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	EQT Corp.	3.625%	5/15/31	1,170	976
	Exxon Mobil Corp.	3.482%	3/19/30	4,486	4,080
	Exxon Mobil Corp.	4.227%	3/19/40	2,235	1,943
	Exxon Mobil Corp.	4.114%	3/1/46	1,000	828
	Exxon Mobil Corp.	3.452%	4/15/51	655	487
[4,10]	Gazprom PJSC Via Gaz Capital SA	3.125%	11/17/23	300	155
[10]	Gazprom PJSC Via Gaz Capital SA	2.949%	1/24/24	1,800	917
[10]	Gazprom PJSC Via Gaz Capital SA	2.250%	11/22/24	500	242
	Helmerich & Payne Inc.	2.900%	9/29/31	2,670	2,086
[7]	Hess Midstream Operations LP	5.500%	10/15/30	135	116
[7]	Hilcorp Energy I LP	5.750%	2/1/29	80	71
[7]	Hilcorp Energy I LP	6.000%	2/1/31	95	83
[4]	KazTransGas JSC	4.375%	9/26/27	1,269	1,072
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	2,891	2,707
	Kinder Morgan Energy Partners LP	5.500%	3/1/44	800	673
[7]	MEG Energy Corp.	5.875%	2/1/29	60	54
	MPLX LP	1.750%	3/1/26	2,000	1,753
	MPLX LP	4.500%	4/15/38	1,850	1,486
	MPLX LP	4.950%	3/14/52	1,500	1,180
	NuStar Logistics LP	5.750%	10/1/25	55	51
	NuStar Logistics LP	6.375%	10/1/30	230	197
	Occidental Petroleum Corp.	5.550%	3/15/26	200	200
	Occidental Petroleum Corp.	6.375%	9/1/28	1,035	1,032
	Occidental Petroleum Corp.	6.125%	1/1/31	220	217
	Occidental Petroleum Corp.	7.500%	5/1/31	760	794
	ONEOK Inc.	4.000%	7/13/27	1,000	919
	ONEOK Inc.	3.400%	9/1/29	500	420
	ONEOK Inc.	4.950%	7/13/47	500	386
	ONEOK Inc.	5.200%	7/15/48	435	349
	ONEOK Partners LP	6.125%	2/1/41	3,355	2,978
	Ovintiv Exploration Inc.	5.375%	1/1/26	2,945	2,919
[7]	Parkland Corp.	4.500%	10/1/29	300	244
	Phillips 66	3.700%	4/6/23	450	448
	Phillips 66	4.650%	11/15/34	1,035	925
[7]	Phillips 66 Co.	3.605%	2/15/25	305	293
[7]	Phillips 66 Co.	3.150%	12/15/29	2,569	2,164
	Pioneer Natural Resources Co.	1.900%	8/15/30	2,000	1,532
	Plains All American Pipeline LP	3.550%	12/15/29	1,000	834
	Plains All American Pipeline LP	4.900%	2/15/45	410	302
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	570	569
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	1,669	1,668
	Sabine Pass Liquefaction LLC	4.200%	3/15/28	2,964	2,706
	Sabine Pass Liquefaction LLC	4.500%	5/15/30	2,000	1,823
	Shell International Finance BV	2.375%	11/7/29	1,245	1,047
	Shell International Finance BV	2.750%	4/6/30	4,130	3,531
	Shell International Finance BV	4.550%	8/12/43	500	433
	Shell International Finance BV	4.375%	5/11/45	500	421
	Shell International Finance BV	3.750%	9/12/46	550	420
	Shell International Finance BV	3.125%	11/7/49	1,300	894
	Suncor Energy Inc.	6.500%	6/15/38	855	845
	Suncor Energy Inc.	3.750%	3/4/51	1,430	1,002
[7]	Tap Rock Resources LLC	7.000%	10/1/26	420	384
	Targa Resources Partners LP	6.500%	7/15/27	120	119
	Targa Resources Partners LP	5.000%	1/15/28	1,500	1,388
	Targa Resources Partners LP	6.875%	1/15/29	655	647
25

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Targa Resources Partners LP	4.875%	2/1/31	1,500	1,290
	TransCanada PipeLines Ltd.	4.625%	3/1/34	1,155	1,008
	TransCanada PipeLines Ltd.	6.200%	10/15/37	900	892
	Transcontinental Gas Pipe Line Co. LLC	4.000%	3/15/28	75	69
	Transcontinental Gas Pipe Line Co. LLC	3.250%	5/15/30	780	659
	Transcontinental Gas Pipe Line Co. LLC	4.600%	3/15/48	400	330
	Valero Energy Corp.	4.350%	6/1/28	205	196
	Valero Energy Corp.	3.650%	12/1/51	3,000	2,046
[7]	Venture Global Calcasieu Pass LLC	3.875%	8/15/29	475	408
	Western Midstream Operating LP	4.500%	3/1/28	1,198	1,070
	Western Midstream Operating LP	4.750%	8/15/28	2,480	2,252
	Western Midstream Operating LP	4.300%	2/1/30	390	332
	Williams Cos. Inc.	4.650%	8/15/32	2,100	1,908
	Williams Cos. Inc.	6.300%	4/15/40	200	195
	Williams Cos. Inc.	5.100%	9/15/45	535	453
					134,620
Financials (8.8%)
	AerCap Ireland Capital DAC	4.500%	9/15/23	4,525	4,465
	AerCap Ireland Capital DAC	1.150%	10/29/23	8,650	8,231
	AerCap Ireland Capital DAC	1.650%	10/29/24	7,000	6,393
	AerCap Ireland Capital DAC	2.450%	10/29/26	1,001	846
	AerCap Ireland Capital DAC	3.300%	1/30/32	2,450	1,848
	AerCap Ireland Capital DAC	3.850%	10/29/41	2,700	1,799
	Aflac Inc.	4.750%	1/15/49	850	749
[4]	Air Lease Corp.	2.875%	1/15/26	1,600	1,435
[4]	Air Lease Corp.	3.750%	6/1/26	1,269	1,160
[7]	Alliant Holdings Intermediate LLC	6.750%	10/15/27	345	299
	Ally Financial Inc.	1.450%	10/2/23	1,545	1,491
	American Express Co.	3.950%	8/1/25	14,600	14,149
	American Express Co.	2.550%	3/4/27	3,900	3,482
	American Express Co.	4.420%	8/3/33	1,500	1,365
	American International Group Inc.	2.500%	6/30/25	245	228
	American International Group Inc.	4.800%	7/10/45	715	616
	American International Group Inc.	4.375%	6/30/50	1,716	1,385
	Ameriprise Financial Inc.	3.700%	10/15/24	207	202
	Ameriprise Financial Inc.	3.000%	4/2/25	694	663
	Aon Corp.	2.800%	5/15/30	200	166
	Aon Global Ltd.	4.600%	6/14/44	478	401
	Aon Global Ltd.	4.750%	5/15/45	505	431
[7]	Athene Global Funding	0.950%	1/8/24	2,000	1,887
[4,10]	Athene Global Funding	1.125%	9/2/25	6,693	5,993
[8,12]	Australia & New Zealand Banking Group Ltd., 3M Australian Bank Bill Rate + 2.000%	4.251%	7/26/29	8,000	5,144
[7]	Avolon Holdings Funding Ltd.	2.125%	2/21/26	2,000	1,685
[7]	Avolon Holdings Funding Ltd.	4.250%	4/15/26	2,175	1,956
[4,10]	AXA SA	3.875%	Perpetual	1,287	1,169
	Banco Santander SA	5.147%	8/18/25	10,000	9,727
	Banco Santander SA	5.294%	8/18/27	6,600	6,236
	Banco Santander SA	3.490%	5/28/30	200	162
	Banco Santander SA	2.749%	12/3/30	2,130	1,511
[4]	Bank of America Corp.	3.864%	7/23/24	2,610	2,573
[4]	Bank of America Corp.	0.810%	10/24/24	5,000	4,752
[4]	Bank of America Corp.	4.000%	1/22/25	1,000	969
[4]	Bank of America Corp.	0.981%	9/25/25	4,000	3,640
[4]	Bank of America Corp.	3.093%	10/1/25	479	455
26

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Bank of America Corp.	3.366%	1/23/26	4,099	3,880
[4]	Bank of America Corp.	2.015%	2/13/26	356	327
[4]	Bank of America Corp.	1.319%	6/19/26	1,755	1,556
[4]	Bank of America Corp.	3.559%	4/23/27	242	223
[4]	Bank of America Corp.	3.824%	1/20/28	433	399
[4]	Bank of America Corp.	3.705%	4/24/28	244	222
	Bank of America Corp.	4.948%	7/22/28	1,010	971
[4]	Bank of America Corp.	3.419%	12/20/28	520	461
[4]	Bank of America Corp.	3.970%	3/5/29	1,635	1,475
[4]	Bank of America Corp.	2.087%	6/14/29	5,000	4,060
[4]	Bank of America Corp.	4.271%	7/23/29	201	183
[4]	Bank of America Corp.	3.194%	7/23/30	1,050	884
[4]	Bank of America Corp.	1.898%	7/23/31	1,550	1,155
[4,10]	Bank of America Corp.	0.654%	10/26/31	1,300	935
	Bank of America Corp.	2.299%	7/21/32	6,800	5,088
	Bank of America Corp.	4.571%	4/27/33	2,500	2,243
	Bank of America Corp.	5.015%	7/22/33	4,330	4,028
[4]	Bank of America Corp.	2.676%	6/19/41	1,700	1,096
	Bank of America Corp.	3.311%	4/22/42	400	282
[4]	Bank of America Corp.	4.875%	4/1/44	1,000	857
[4]	Bank of America Corp.	3.946%	1/23/49	1,000	736
[4]	Bank of America Corp.	4.083%	3/20/51	2,000	1,497
[4]	Bank of America Corp.	2.831%	10/24/51	1,000	593
	Bank of New York Mellon Corp.	4.414%	7/24/26	4,300	4,204
	Bank of New York Mellon Corp.	4.596%	7/26/30	2,900	2,753
	Bank of Nova Scotia	3.450%	4/11/25	6,270	6,006
	Barclays plc	4.375%	9/11/24	510	494
	Barclays plc	1.007%	12/10/24	3,820	3,596
	Barclays plc	5.200%	5/12/26	2,000	1,895
	Barclays plc	5.304%	8/9/26	3,400	3,268
	Barclays plc	4.337%	1/10/28	2,844	2,540
	Barclays plc	3.330%	11/24/42	6,000	3,810
	Berkshire Hathaway Finance Corp.	2.875%	3/15/32	2,100	1,771
	Berkshire Hathaway Finance Corp.	4.200%	8/15/48	420	348
	Berkshire Hathaway Finance Corp.	2.500%	1/15/51	3,300	1,976
	Berkshire Hathaway Finance Corp.	3.850%	3/15/52	5,780	4,438
	Capital One Financial Corp.	5.268%	5/10/33	3,300	3,061
	Charles Schwab Corp.	2.450%	3/3/27	2,485	2,236
	Chubb INA Holdings Inc.	4.350%	11/3/45	1,710	1,448
	Citigroup Inc.	0.981%	5/1/25	3,625	3,363
	Citigroup Inc.	4.140%	5/24/25	3,335	3,260
	Citigroup Inc.	2.014%	1/25/26	6,800	6,256
	Citigroup Inc.	3.200%	10/21/26	1,524	1,396
	Citigroup Inc.	4.450%	9/29/27	1,907	1,769
	Citigroup Inc.	4.658%	5/24/28	2,615	2,485
[4]	Citigroup Inc.	3.668%	7/24/28	1,198	1,083
[4]	Citigroup Inc.	3.520%	10/27/28	200	179
[4]	Citigroup Inc.	4.412%	3/31/31	248	223
[4]	Citigroup Inc.	2.572%	6/3/31	650	512
	Citigroup Inc.	2.561%	5/1/32	3,000	2,304
[4]	Citigroup Inc.	3.878%	1/24/39	1,500	1,210
	Citigroup Inc.	4.650%	7/30/45	2,316	1,858
	Citigroup Inc.	4.650%	7/23/48	1,000	812
	CME Group Inc.	2.650%	3/15/32	3,500	2,877
[4,8,12]	Commonwealth Bank of Australia, 3M Australian Bank Bill Rate + 1.800%	4.473%	9/10/30	6,800	4,309
27

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	Corebridge Financial Inc.	3.500%	4/4/25	1,800	1,711
[7]	Corebridge Financial Inc.	3.650%	4/5/27	1,940	1,773
[7]	Corebridge Financial Inc.	3.850%	4/5/29	4,020	3,551
[7]	Corebridge Financial Inc.	3.900%	4/5/32	2,410	2,034
[7]	Corebridge Financial Inc.	4.350%	4/5/42	2,260	1,753
[7]	Corebridge Financial Inc.	4.400%	4/5/52	3,630	2,774
	Credit Suisse AG	4.750%	8/9/24	20,000	19,476
	Credit Suisse AG	5.000%	7/9/27	7,000	6,458
[7]	Credit Suisse Group AG	6.373%	7/15/26	4,100	3,963
[10]	Credit Suisse Group AG	2.125%	10/13/26	2,016	1,771
[7]	Credit Suisse Group AG	6.442%	8/11/28	2,100	1,953
[7]	Credit Suisse Group AG	3.091%	5/14/32	3,300	2,320
[7]	Credit Suisse Group AG	6.537%	8/12/33	6,450	5,809
[7]	Danske Bank A/S	1.171%	12/8/23	4,000	3,964
[4]	Deutsche Bank AG	2.222%	9/18/24	1,350	1,287
	Deutsche Bank AG	2.129%	11/24/26	1,870	1,590
	Deutsche Bank AG	2.311%	11/16/27	3,400	2,761
[4]	Development Bank of Kazakhstan JSC	4.125%	12/10/22	1,071	1,067
[7]	Development Bank of Kazakhstan JSC	2.950%	5/6/31	1,024	790
[4]	Discover Bank	4.250%	3/13/26	2,700	2,549
[4,10]	DNB Bank ASA	1.625%	5/31/26	5,075	4,724
	Enstar Group Ltd.	4.950%	6/1/29	1,630	1,461
	Equitable Holdings Inc.	5.000%	4/20/48	290	243
	Everest Reinsurance Holdings Inc.	3.500%	10/15/50	1,500	998
	FS KKR Capital Corp.	3.400%	1/15/26	1,200	1,058
	GATX Corp.	3.500%	6/1/32	3,200	2,573
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	17,723	15,898
	Goldman Sachs Group Inc.	3.500%	1/23/25	359	345
	Goldman Sachs Group Inc.	1.757%	1/24/25	3,335	3,170
[4]	Goldman Sachs Group Inc.	3.272%	9/29/25	253	241
[4,11]	Goldman Sachs Group Inc.	1.000%	12/16/25	3,043	3,008
	Goldman Sachs Group Inc.	3.750%	2/25/26	207	196
[4]	Goldman Sachs Group Inc.	1.093%	12/9/26	1,430	1,235
	Goldman Sachs Group Inc.	2.640%	2/24/28	3,530	3,066
[4,11]	Goldman Sachs Group Inc.	7.250%	4/10/28	1,300	1,464
[4]	Goldman Sachs Group Inc.	3.691%	6/5/28	344	312
[4]	Goldman Sachs Group Inc.	4.223%	5/1/29	1,750	1,594
	Goldman Sachs Group Inc.	2.600%	2/7/30	207	167
	Goldman Sachs Group Inc.	1.992%	1/27/32	4,000	2,959
	Goldman Sachs Group Inc.	2.615%	4/22/32	2,000	1,550
	Goldman Sachs Group Inc.	2.650%	10/21/32	3,350	2,567
[4,10]	Goldman Sachs Group Inc.	1.000%	3/18/33	900	605
[4]	Goldman Sachs Group Inc.	4.411%	4/23/39	958	797
	Goldman Sachs Group Inc.	3.210%	4/22/42	1,500	1,013
	Goldman Sachs Group Inc.	4.750%	10/21/45	2,180	1,815
	HSBC Holdings plc	0.976%	5/24/25	2,900	2,665
	HSBC Holdings plc	4.300%	3/8/26	215	206
	HSBC Holdings plc	2.999%	3/10/26	8,000	7,397
	HSBC Holdings plc	3.900%	5/25/26	257	241
[4]	HSBC Holdings plc	2.099%	6/4/26	4,449	3,987
[4]	HSBC Holdings plc	4.292%	9/12/26	200	189
	HSBC Holdings plc	1.589%	5/24/27	2,910	2,433
[4]	HSBC Holdings plc	4.041%	3/13/28	652	586
[4]	HSBC Holdings plc	4.583%	6/19/29	348	310
[10]	HSBC Holdings plc	0.641%	9/24/29	1,600	1,224
28

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	HSBC Holdings plc	3.973%	5/22/30	248	209
[4]	HSBC Holdings plc	2.357%	8/18/31	1,000	736
[4,11]	HSBC Holdings plc	6.000%	3/29/40	900	815
	ING Groep NV	3.950%	3/29/27	214	197
	ING Groep NV	4.050%	4/9/29	236	209
	Intercontinental Exchange Inc.	4.950%	6/15/52	1,600	1,418
	Intercontinental Exchange Inc.	5.200%	6/15/62	2,145	1,924
	Invesco Finance plc	4.000%	1/30/24	200	197
	Invesco Finance plc	5.375%	11/30/43	590	530
[10]	JAB Holdings BV	4.750%	6/29/32	800	738
[10]	JAB Holdings BV	2.250%	12/19/39	500	295
[4]	JPMorgan Chase & Co.	4.023%	12/5/24	7,223	7,109
[4]	JPMorgan Chase & Co.	3.220%	3/1/25	284	275
	JPMorgan Chase & Co.	3.900%	7/15/25	256	248
[4]	JPMorgan Chase & Co.	2.005%	3/13/26	2,110	1,931
	JPMorgan Chase & Co.	4.080%	4/26/26	5,100	4,900
	JPMorgan Chase & Co.	3.200%	6/15/26	303	281
	JPMorgan Chase & Co.	2.947%	2/24/28	207	183
	JPMorgan Chase & Co.	4.323%	4/26/28	6,430	6,048
	JPMorgan Chase & Co.	4.851%	7/25/28	3,370	3,233
[4]	JPMorgan Chase & Co.	3.509%	1/23/29	473	419
[4]	JPMorgan Chase & Co.	4.005%	4/23/29	384	347
[4]	JPMorgan Chase & Co.	4.452%	12/5/29	200	183
[4]	JPMorgan Chase & Co.	2.739%	10/15/30	229	187
	JPMorgan Chase & Co.	2.580%	4/22/32	3,500	2,709
	JPMorgan Chase & Co.	2.963%	1/25/33	2,200	1,733
	JPMorgan Chase & Co.	4.586%	4/26/33	1,700	1,531
	JPMorgan Chase & Co.	4.912%	7/25/33	2,960	2,734
[4]	JPMorgan Chase & Co.	3.882%	7/24/38	2,750	2,157
	JPMorgan Chase & Co.	2.525%	11/19/41	2,620	1,641
[4]	JPMorgan Chase & Co.	3.964%	11/15/48	660	494
[4]	JPMorgan Chase & Co.	3.109%	4/22/51	3,600	2,258
	JPMorgan Chase & Co.	3.328%	4/22/52	1,750	1,145
[4]	KeyBank NA	3.300%	6/1/25	200	191
[4]	KeyBank NA	4.150%	8/8/25	2,200	2,138
	Lazard Group LLC	4.500%	9/19/28	262	240
[4]	Lloyds Banking Group plc	3.870%	7/9/25	1,593	1,536
	Lloyds Banking Group plc	4.716%	8/11/26	3,300	3,174
	Lloyds Banking Group plc	4.375%	3/22/28	248	226
[4,8,12]	Lloyds Banking Group plc, 3M Australian Bank Bill Rate + 1.400%	3.985%	3/7/25	1,000	631
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	254	245
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	336	320
	Marsh & McLennan Cos. Inc.	2.900%	12/15/51	3,250	2,038
	Mastercard Inc.	2.950%	3/15/51	2,000	1,363
	MetLife Inc.	4.125%	8/13/42	1,000	817
	MetLife Inc.	4.875%	11/13/43	2,200	1,967
	MetLife Inc.	5.000%	7/15/52	5,675	5,174
[7]	Midcap Financial Issuer Trust	5.625%	1/15/30	347	266
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	753	729
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	1,000	897
	Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	360	322
	Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	265	224
	Mitsubishi UFJ Financial Group Inc.	3.751%	7/18/39	515	403
[4]	Mizuho Financial Group Inc.	2.555%	9/13/25	248	233
	Mizuho Financial Group Inc.	1.234%	5/22/27	4,540	3,842
29

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Mizuho Financial Group Inc.	3.153%	7/16/30	200	166
[4]	Morgan Stanley	0.560%	11/10/23	4,127	4,106
[4]	Morgan Stanley	2.720%	7/22/25	7,830	7,424
[4]	Morgan Stanley	4.000%	7/23/25	244	237
[4]	Morgan Stanley	3.875%	1/27/26	707	674
[4]	Morgan Stanley	2.188%	4/28/26	2,070	1,899
	Morgan Stanley	4.679%	7/17/26	2,360	2,298
	Morgan Stanley	3.625%	1/20/27	573	534
	Morgan Stanley	1.593%	5/4/27	3,900	3,369
	Morgan Stanley	2.475%	1/21/28	3,500	3,062
[4]	Morgan Stanley	3.591%	7/22/28	751	678
[4]	Morgan Stanley	2.699%	1/22/31	500	405
[4]	Morgan Stanley	3.622%	4/1/31	265	228
	Morgan Stanley	4.889%	7/20/33	1,970	1,832
[4]	Morgan Stanley	3.971%	7/22/38	1,000	798
[4]	Morgan Stanley	4.457%	4/22/39	525	444
	Morgan Stanley	3.217%	4/22/42	1,735	1,210
	Morgan Stanley	4.300%	1/27/45	725	576
[4]	Morgan Stanley	2.802%	1/25/52	1,215	733
	Nasdaq Inc.	2.500%	12/21/40	1,675	1,052
	Nasdaq Inc.	3.950%	3/7/52	665	494
[4]	NatWest Group plc	4.269%	3/22/25	700	680
[4]	NatWest Group plc	3.073%	5/22/28	1,175	1,011
[4]	NatWest Group plc	4.892%	5/18/29	3,400	3,098
[4,11]	NIBC Bank NV	3.125%	11/15/23	3,300	3,542
	Nomura Holdings Inc.	2.710%	1/22/29	1,300	1,061
	Northern Trust Corp.	4.000%	5/10/27	4,000	3,873
	OneMain Finance Corp.	3.500%	1/15/27	305	238
[4]	PNC Bank NA	3.100%	10/25/27	262	239
[4]	PNC Bank NA	3.250%	1/22/28	250	229
[4]	PNC Bank NA	2.700%	10/22/29	200	164
	PNC Financial Services Group Inc.	3.450%	4/23/29	403	361
	Progressive Corp.	2.500%	3/15/27	1,800	1,625
[7]	Protective Life Corp.	4.300%	9/30/28	200	185
	Prudential Financial Inc.	3.935%	12/7/49	2,530	1,933
[4]	Prudential Financial Inc.	4.350%	2/25/50	500	414
[4]	Prudential Financial Inc.	3.700%	3/13/51	1,660	1,224
[10]	Raiffeisen Bank International AG	1.375%	6/17/33	1,000	671
[11]	Rothesay Life plc	8.000%	10/30/25	1,189	1,313
[4]	Royal Bank of Canada	3.970%	7/26/24	8,000	7,864
	Santander Holdings USA Inc.	3.500%	6/7/24	290	281
	Santander UK Group Holdings plc	1.673%	6/14/27	4,500	3,731
[11]	Scottish Widows Ltd.	5.500%	6/16/23	3,236	3,581
[7]	Standard Chartered plc	1.319%	10/14/23	1,260	1,258
	State Street Corp.	3.550%	8/18/25	282	272
[4]	State Street Corp.	2.354%	11/1/25	244	231
	State Street Corp.	3.152%	3/30/31	223	191
	Sumitomo Mitsui Financial Group Inc.	2.348%	1/15/25	220	206
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	290	275
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	427	386
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	200	184
	Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	588	494
	Sumitomo Mitsui Financial Group Inc.	2.750%	1/15/30	273	221
	SVB Financial Group	2.100%	5/15/28	3,775	3,071
	Toronto-Dominion Bank	3.766%	6/6/25	4,000	3,865
30

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Truist Bank	1.500%	3/10/25	200	184
[4]	Truist Bank	3.625%	9/16/25	250	239
[4]	US Bancorp	3.150%	4/27/27	256	238
	US Bancorp	4.548%	7/22/28	7,900	7,635
[4]	US Bancorp	3.000%	7/30/29	200	172
	US Bancorp	4.967%	7/22/33	6,500	6,098
[11]	Utmost Group plc	4.000%	12/15/31	700	563
[4]	Wells Fargo & Co.	3.000%	2/19/25	544	517
[4]	Wells Fargo & Co.	2.164%	2/11/26	3,256	2,998
	Wells Fargo & Co.	3.000%	4/22/26	504	462
[4]	Wells Fargo & Co.	2.188%	4/30/26	3,600	3,291
	Wells Fargo & Co.	3.000%	10/23/26	545	494
[4]	Wells Fargo & Co.	3.196%	6/17/27	200	182
[4]	Wells Fargo & Co.	3.584%	5/22/28	244	221
[4]	Wells Fargo & Co.	4.808%	7/25/28	3,370	3,220
[4]	Wells Fargo & Co.	2.879%	10/30/30	2,332	1,920
[4]	Wells Fargo & Co.	4.897%	7/25/33	3,950	3,634
[4]	Wells Fargo & Co.	3.068%	4/30/41	2,750	1,891
	Wells Fargo & Co.	5.375%	11/2/43	2,550	2,221
[4]	Wells Fargo & Co.	4.650%	11/4/44	1,000	794
[4]	Wells Fargo & Co.	4.400%	6/14/46	750	573
[4]	Wells Fargo & Co.	5.013%	4/4/51	450	386
[4]	Wells Fargo & Co.	4.611%	4/25/53	1,750	1,422
[4,11]	Wells Fargo Bank NA	5.250%	8/1/23	6,550	7,256
	Westpac Banking Corp.	1.953%	11/20/28	5,000	4,165
[4,12]	Westpac Banking Corp.	4.334%	8/16/29	1,920	1,201
[4]	Westpac Banking Corp.	2.894%	2/4/30	2,700	2,486
	Westpac Banking Corp.	2.963%	11/16/40	1,175	750
	Willis North America Inc.	2.950%	9/15/29	1,585	1,304
	Willis North America Inc.	3.875%	9/15/49	680	475
					565,378
Health Care (1.8%)
[7]	1375209 BC Ltd.	9.000%	1/30/28	31	31
	Abbott Laboratories	4.900%	11/30/46	1,019	980
	AbbVie Inc.	3.200%	11/21/29	313	275
	AbbVie Inc.	4.050%	11/21/39	16,632	13,469
	AbbVie Inc.	4.875%	11/14/48	2,395	2,103
	AbbVie Inc.	4.250%	11/21/49	725	582
[4]	AdventHealth Obligated Group	2.795%	11/15/51	5,700	3,647
[4]	Allina Health System	3.887%	4/15/49	1,135	897
	AmerisourceBergen Corp.	4.300%	12/15/47	3,400	2,719
	Amgen Inc.	2.200%	2/21/27	2,609	2,324
	Amgen Inc.	3.150%	2/21/40	2,250	1,622
	Amgen Inc.	3.375%	2/21/50	750	512
	Amgen Inc.	4.663%	6/15/51	2,160	1,826
	Amgen Inc.	4.400%	2/22/62	3,330	2,590
	AstraZeneca Finance LLC	1.200%	5/28/26	1,000	879
	AstraZeneca Finance LLC	1.750%	5/28/28	1,800	1,517
	AstraZeneca plc	4.000%	9/18/42	3,990	3,347
[7]	Bausch Health Cos. Inc.	11.000%	9/30/28	56	45
[7]	Bausch Health Cos. Inc.	14.000%	10/15/30	11	6
	Baxter International Inc.	3.132%	12/1/51	2,000	1,284
	Becton Dickinson & Co.	4.669%	6/6/47	300	258
[4]	Beth Israel Lahey Health Inc.	3.080%	7/1/51	3,635	2,281
	Boston Scientific Corp.	1.900%	6/1/25	1,000	922
31

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Boston Scientific Corp.	4.550%	3/1/39	392	339
	Bristol-Myers Squibb Co.	3.400%	7/26/29	1,116	1,014
	Bristol-Myers Squibb Co.	1.450%	11/13/30	75	58
	Bristol-Myers Squibb Co.	2.950%	3/15/32	3,000	2,575
[10]	Bristol-Myers Squibb Co.	1.750%	5/15/35	600	458
	Bristol-Myers Squibb Co.	4.550%	2/20/48	680	597
	Bristol-Myers Squibb Co.	4.250%	10/26/49	450	377
	Bristol-Myers Squibb Co.	2.550%	11/13/50	1,500	927
	Centene Corp.	2.450%	7/15/28	2,990	2,431
	Centene Corp.	3.000%	10/15/30	227	180
	Centene Corp.	2.625%	8/1/31	1,290	977
[4]	Children's Hospital of Philadelphia	2.704%	7/1/50	2,850	1,769
[4]	CHRISTUS Health	4.341%	7/1/28	200	187
	Cigna Corp.	3.750%	7/15/23	1,084	1,075
	Cigna Corp.	1.250%	3/15/26	1,500	1,314
	Cigna Corp.	4.800%	8/15/38	1,730	1,535
	Cigna Corp.	3.400%	3/15/50	1,550	1,052
[4]	City of Hope	4.378%	8/15/48	80	68
	CommonSpirit Health	2.760%	10/1/24	615	586
	CVS Health Corp.	2.625%	8/15/24	200	192
	CVS Health Corp.	3.625%	4/1/27	1,419	1,329
	CVS Health Corp.	3.250%	8/15/29	20	17
	CVS Health Corp.	4.780%	3/25/38	6,147	5,387
	CVS Health Corp.	2.700%	8/21/40	1,300	850
[7]	DaVita Inc.	3.750%	2/15/31	555	396
	DH Europe Finance II Sarl	2.600%	11/15/29	500	427
	DH Europe Finance II Sarl	3.400%	11/15/49	1,120	797
	Elevance Health Inc.	3.650%	12/1/27	1,985	1,847
	Elevance Health Inc.	3.125%	5/15/50	2,450	1,626
	Eli Lilly & Co.	3.375%	3/15/29	200	186
	Eli Lilly & Co.	2.500%	9/15/60	1,800	1,066
	Encompass Health Corp.	4.500%	2/1/28	635	548
	Gilead Sciences Inc.	3.500%	2/1/25	675	652
	Gilead Sciences Inc.	3.650%	3/1/26	433	412
	Gilead Sciences Inc.	4.150%	3/1/47	1,660	1,313
	GlaxoSmithKline Capital Inc.	3.875%	5/15/28	298	281
	HCA Inc.	5.250%	6/15/26	757	733
	Johnson & Johnson	2.450%	9/1/60	1,700	996
	Kaiser Foundation Hospitals	3.150%	5/1/27	3,550	3,301
[7]	Medline Borrower LP	3.875%	4/1/29	185	149
[10]	Medtronic Global Holdings SCA	3.375%	10/15/34	1,300	1,202
	Medtronic Inc.	4.625%	3/15/45	500	452
	Merck & Co. Inc.	1.900%	12/10/28	150	126
	Merck & Co. Inc.	3.400%	3/7/29	1,421	1,305
	Merck & Co. Inc.	2.150%	12/10/31	5,000	4,021
	Merck & Co. Inc.	4.000%	3/7/49	925	763
[4]	Mount Sinai Hospitals Group Inc.	3.737%	7/1/49	1,200	910
	Mylan Inc.	4.550%	4/15/28	100	88
	Novartis Capital Corp.	2.750%	8/14/50	850	577
[7]	Organon & Co.	4.125%	4/30/28	450	385
	Pfizer Inc.	3.450%	3/15/29	382	352
	Pfizer Inc.	2.625%	4/1/30	1,610	1,384
	Pfizer Inc.	1.700%	5/28/30	200	160
	Pfizer Inc.	1.750%	8/18/31	440	344
	Pfizer Inc.	2.550%	5/28/40	1,546	1,084
32

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	Roche Holdings Inc.	2.076%	12/13/31	4,255	3,409
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	2	2
	Takeda Pharmaceutical Co. Ltd.	2.050%	3/31/30	248	197
[10]	Takeda Pharmaceutical Co. Ltd.	2.000%	7/9/40	500	350
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	4,000	2,829
	Takeda Pharmaceutical Co. Ltd.	3.175%	7/9/50	355	236
[7]	Tenet Healthcare Corp.	4.625%	9/1/24	15	15
[7]	Tenet Healthcare Corp.	4.875%	1/1/26	630	585
[7]	Tenet Healthcare Corp.	6.250%	2/1/27	205	191
[7]	Tenet Healthcare Corp.	6.125%	10/1/28	135	119
[7]	Tenet Healthcare Corp.	4.250%	6/1/29	118	98
	Thermo Fisher Scientific Inc.	1.750%	10/15/28	1,000	838
	Thermo Fisher Scientific Inc.	2.000%	10/15/31	2,000	1,577
	Thermo Fisher Scientific Inc.	2.800%	10/15/41	3,660	2,568
	UnitedHealth Group Inc.	3.850%	6/15/28	245	231
	UnitedHealth Group Inc.	2.750%	5/15/40	850	595
	UnitedHealth Group Inc.	4.375%	3/15/42	1,170	1,003
	UnitedHealth Group Inc.	3.250%	5/15/51	1,750	1,219
	Utah Acquisition Sub Inc.	3.950%	6/15/26	200	182
	Viatris Inc.	2.300%	6/22/27	200	163
	Zoetis Inc.	4.700%	2/1/43	1,820	1,596
	Zoetis Inc.	3.950%	9/12/47	1,660	1,304
					116,600
Industrials (2.7%)
[4]	3M Co.	2.250%	9/19/26	100	90
	3M Co.	3.700%	4/15/50	796	585
[7]	Advanced Drainage Systems Inc.	6.375%	6/15/30	90	87
[7]	Air Canada	3.875%	8/15/26	390	335
[4,10]	Airbus SE	2.375%	6/9/40	600	443
[7]	Allison Transmission Inc.	4.750%	10/1/27	400	354
[7]	American Airlines Inc.	11.750%	7/15/25	107	112
[7]	American Airlines Inc.	5.500%	4/20/26	540	507
[7]	American Airlines Inc.	5.750%	4/20/29	1,230	1,073
[7]	American Builders & Contractors Supply Co. Inc.	3.875%	11/15/29	260	204
[7]	Aramark Services Inc.	6.375%	5/1/25	470	460
[7]	Aramark Services Inc.	5.000%	2/1/28	25	22
[4,12]	Aurizon Finance Pty. Ltd.	3.000%	3/9/28	3,900	2,053
[4,12]	Aurizon Network Pty. Ltd.	4.000%	6/21/24	2,500	1,568
	Boeing Co.	2.800%	3/1/24	245	236
	Boeing Co.	4.875%	5/1/25	1,779	1,736
	Boeing Co.	2.750%	2/1/26	2,330	2,109
	Boeing Co.	2.250%	6/15/26	790	696
	Boeing Co.	2.700%	2/1/27	1,420	1,235
	Boeing Co.	5.040%	5/1/27	248	239
	Boeing Co.	3.250%	2/1/28	2,400	2,093
	Boeing Co.	3.200%	3/1/29	1,780	1,488
	Boeing Co.	5.150%	5/1/30	829	768
	Boeing Co.	3.550%	3/1/38	2,500	1,710
	Boeing Co.	5.705%	5/1/40	1,650	1,440
	Boeing Co.	5.805%	5/1/50	1,546	1,345
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	6,800	6,875
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	1,000	914
	Burlington Northern Santa Fe LLC	3.550%	2/15/50	304	227
	Burlington Northern Santa Fe LLC	3.050%	2/15/51	1,520	1,034
33

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Canadian National Railway Co.	3.850%	8/5/32	5,500	5,024
	Canadian National Railway Co.	4.400%	8/5/52	5,780	4,988
	Canadian Pacific Railway Co.	2.450%	12/2/31	2,500	2,004
	Canadian Pacific Railway Co.	4.800%	8/1/45	7,600	6,720
[7]	Cargo Aircraft Management Inc.	4.750%	2/1/28	275	237
	Carrier Global Corp.	3.377%	4/5/40	4,975	3,592
[7]	Clean Harbors Inc.	4.875%	7/15/27	365	333
	CSX Corp.	4.250%	3/15/29	2,860	2,699
	CSX Corp.	4.750%	11/15/48	2,000	1,765
	CSX Corp.	3.800%	4/15/50	900	680
	CSX Corp.	4.250%	11/1/66	1,000	762
[7]	Daimler Trucks Finance North America LLC	1.125%	12/14/23	10,185	9,708
[7]	Delta Air Lines Inc.	4.750%	10/20/28	4,119	3,838
	Delta Air Lines Inc.	3.750%	10/28/29	325	254
	Emerson Electric Co.	1.800%	10/15/27	200	173
	Emerson Electric Co.	2.200%	12/21/31	1,820	1,456
	FedEx Corp.	3.875%	8/1/42	2,300	1,697
[7]	Gates Global LLC	6.250%	1/15/26	91	85
	General Dynamics Corp.	4.250%	4/1/40	1,720	1,510
[4]	General Electric Co.	6.750%	3/15/32	1,189	1,285
[10]	Heathrow Funding Ltd.	1.500%	10/12/25	2,200	1,985
	Honeywell International Inc.	1.950%	6/1/30	286	234
	Honeywell International Inc.	5.700%	3/15/37	5,000	5,219
[13]	Kazakhstan Temir Zholy National Co. JSC	3.250%	12/5/23	2,000	1,775
	L3Harris Technologies Inc.	3.850%	6/15/23	1,102	1,096
[4]	L3Harris Technologies Inc.	4.400%	6/15/28	1,200	1,129
	L3Harris Technologies Inc.	5.054%	4/27/45	1,200	1,060
	Lockheed Martin Corp.	4.700%	5/15/46	1,660	1,505
	Lockheed Martin Corp.	4.300%	6/15/62	2,540	2,120
[7]	Mileage Plus Holdings LLC	6.500%	6/20/27	10,834	10,611
[7]	Mueller Water Products Inc.	4.000%	6/15/29	300	256
	Norfolk Southern Corp.	3.050%	5/15/50	860	561
	Norfolk Southern Corp.	4.550%	6/1/53	2,050	1,738
	Northrop Grumman Corp.	5.250%	5/1/50	1,340	1,282
	PACCAR Financial Corp.	2.850%	4/7/25	7,863	7,532
	Parker-Hannifin Corp.	3.650%	6/15/24	6,740	6,592
[4,12]	Qantas Airways Ltd.	3.150%	9/27/28	10,000	5,305
	Raytheon Technologies Corp.	4.625%	11/16/48	2,900	2,504
	Republic Services Inc.	1.750%	2/15/32	864	645
	Rockwell Automation Inc.	2.800%	8/15/61	2,700	1,590
[7]	Rolls-Royce plc	5.750%	10/15/27	830	721
[4,10]	Siemens Financieringsmaatschappij NV	0.500%	2/20/32	1,600	1,179
	Southwest Airlines Co.	5.250%	5/4/25	938	937
	Southwest Airlines Co.	2.625%	2/10/30	2,250	1,807
[7]	Spirit AeroSystems Inc.	7.500%	4/15/25	55	52
	Spirit AeroSystems Inc.	4.600%	6/15/28	123	89
	Teledyne Technologies Inc.	2.750%	4/1/31	8,000	6,312
[7]	TopBuild Corp.	3.625%	3/15/29	110	87
[7]	TopBuild Corp.	4.125%	2/15/32	310	238
[7]	TransDigm Inc.	8.000%	12/15/25	675	685
[7]	TransDigm Inc.	6.250%	3/15/26	831	806
	TransDigm Inc.	5.500%	11/15/27	465	404
	TransDigm Inc.	4.875%	5/1/29	605	488
	Triton Container International Ltd.	3.250%	3/15/32	5,670	4,153
	Tyco Electronics Group SA	3.700%	2/15/26	209	201
34

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Tyco Electronics Group SA	3.125%	8/15/27	238	218
	Tyco Electronics Group SA	2.500%	2/4/32	3,260	2,648
	Union Pacific Corp.	3.250%	2/5/50	905	640
	Union Pacific Corp.	3.839%	3/20/60	1,000	744
	Union Pacific Corp.	3.850%	2/14/72	3,100	2,222
[7]	United Airlines Inc.	4.375%	4/15/26	818	730
[7]	United Airlines Inc.	4.625%	4/15/29	610	507
[4]	United Airlines Pass-Through Trust Class A Series 2020-1	5.875%	10/15/27	991	950
	United Parcel Service Inc.	6.200%	1/15/38	6,710	7,244
	United Parcel Service Inc.	5.300%	4/1/50	875	879
[7]	WESCO Distribution Inc.	7.250%	6/15/28	270	266
[4,10]	Wizz Air Finance Co. BV	1.350%	1/19/24	1,300	1,182
					171,976
Materials (1.1%)
	Air Products and Chemicals Inc.	2.700%	5/15/40	1,040	748
	Albemarle Corp.	4.650%	6/1/27	1,000	956
	Albemarle Corp.	5.050%	6/1/32	1,930	1,791
[7]	Arconic Corp.	6.000%	5/15/25	60	58
[7]	Arconic Corp.	6.125%	2/15/28	225	198
[7]	Ardagh Packaging Finance plc	5.250%	4/30/25	116	109
[7]	ASP Unifrax Holdings Inc.	5.250%	9/30/28	360	277
[7]	Avient Corp.	7.125%	8/1/30	275	255
[7]	Axalta Coating Systems LLC	4.750%	6/15/27	180	161
	Ball Corp.	2.875%	8/15/30	291	224
	Ball Corp.	3.125%	9/15/31	300	225
[7]	Berry Global Inc.	4.875%	7/15/26	172	162
[7]	Big River Steel LLC	6.625%	1/31/29	354	327
[7]	Canpack SA	3.875%	11/15/29	850	666
	Celanese US Holdings LLC	5.900%	7/5/24	3,560	3,512
	Celanese US Holdings LLC	6.050%	3/15/25	1,190	1,163
	Celanese US Holdings LLC	6.165%	7/15/27	2,380	2,248
[7]	Chemours Co.	4.625%	11/15/29	765	569
	Dow Chemical Co.	2.100%	11/15/30	2,000	1,537
[10]	Dow Chemical Co.	1.875%	3/15/40	800	474
	Dow Chemical Co.	4.375%	11/15/42	300	237
	Dow Chemical Co.	3.600%	11/15/50	1,000	681
	DuPont de Nemours Inc.	5.319%	11/15/38	380	346
[7]	Element Solutions Inc.	3.875%	9/1/28	328	264
	FMC Corp.	4.500%	10/1/49	135	104
[7]	Freeport Indonesia PT	6.200%	4/14/52	6,100	4,644
	Freeport-McMoRan Inc.	4.125%	3/1/28	1,285	1,152
	Freeport-McMoRan Inc.	4.375%	8/1/28	625	566
	Freeport-McMoRan Inc.	5.250%	9/1/29	780	725
	Freeport-McMoRan Inc.	4.250%	3/1/30	230	197
	Freeport-McMoRan Inc.	4.625%	8/1/30	660	583
	Freeport-McMoRan Inc.	5.450%	3/15/43	150	124
[7]	GC Treasury Center Co. Ltd.	4.400%	3/30/32	8,727	7,479
[7]	Georgia-Pacific LLC	1.750%	9/30/25	1,785	1,622
[7]	Georgia-Pacific LLC	2.100%	4/30/27	207	183
[7]	Graham Packaging Co. Inc.	7.125%	8/15/28	370	299
[7]	Graphic Packaging International LLC	3.500%	3/15/28	312	267
[7]	Hudbay Minerals Inc.	4.500%	4/1/26	790	657
[7]	INEOS Quattro Finance 2 plc	3.375%	1/15/26	160	133
[7]	Ingevity Corp.	3.875%	11/1/28	220	182
35

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	International Paper Co.	4.800%	6/15/44	549	458
[4]	Inversiones CMPC SA	4.750%	9/15/24	2,000	1,948
[7]	Kaiser Aluminum Corp.	4.500%	6/1/31	730	530
[4,10]	Koninklijke DSM NV	0.625%	6/23/32	1,800	1,277
	Linde Inc.	2.000%	8/10/50	1,000	557
[4,10]	Linde plc	1.000%	9/30/51	900	436
	LYB International Finance III LLC	3.375%	10/1/40	2,600	1,789
	Mosaic Co.	4.875%	11/15/41	440	356
	Newmont Corp.	2.800%	10/1/29	3,385	2,809
	Newmont Corp.	2.250%	10/1/30	2,540	1,968
[7]	Novelis Corp.	4.750%	1/30/30	315	258
	Nucor Corp.	3.125%	4/1/32	3,590	2,943
	Nucor Corp.	4.400%	5/1/48	1,650	1,334
	Nucor Corp.	3.850%	4/1/52	1,500	1,097
	Nutrien Ltd.	4.200%	4/1/29	2,042	1,896
	Nutrien Ltd.	2.950%	5/13/30	1,000	837
	Nutrien Ltd.	4.125%	3/15/35	180	153
[7]	Olympus Water US Holding Corp.	4.250%	10/1/28	40	31
	Packaging Corp. of America	3.400%	12/15/27	230	209
	Packaging Corp. of America	4.050%	12/15/49	150	113
[7]	Pactiv Evergreen Group Issuer Inc.	4.000%	10/15/27	178	149
[10]	PPG Industries Inc.	2.750%	6/1/29	800	707
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	6,290	6,100
	RPM International Inc.	4.550%	3/1/29	1,660	1,515
	Sherwin-Williams Co.	4.500%	6/1/47	310	253
	Sherwin-Williams Co.	3.300%	5/15/50	1,000	660
[7]	SPCM SA	3.125%	3/15/27	155	136
[7]	SPCM SA	3.375%	3/15/30	425	332
	Steel Dynamics Inc.	2.400%	6/15/25	555	513
	Steel Dynamics Inc.	3.450%	4/15/30	1,570	1,327
	United States Steel Corp.	6.875%	3/1/29	42	38
	Westlake Corp.	3.125%	8/15/51	1,000	617
	WRKCo Inc.	3.900%	6/1/28	325	299
					69,750
Real Estate (0.9%)
	Agree LP	2.000%	6/15/28	1,120	905
	Agree LP	2.600%	6/15/33	1,130	824
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	206	198
	Alexandria Real Estate Equities Inc.	3.000%	5/18/51	3,200	1,948
[4,10]	Aroundtown SA	0.000%	7/16/26	2,200	1,698
[4,10]	Aroundtown SA	2.875%	Perpetual	400	252
[4,10]	Blackstone Property Partners Europe Holdings Sarl	1.000%	10/20/26	2,054	1,667
	Camden Property Trust	3.350%	11/1/49	2,480	1,726
	Corporate Office Properties LP	2.250%	3/15/26	2,000	1,748
	Corporate Office Properties LP	2.750%	4/15/31	2,870	2,124
	Crown Castle Inc.	4.450%	2/15/26	310	299
	Crown Castle Inc.	3.800%	2/15/28	1,093	990
	Crown Castle Inc.	4.750%	5/15/47	700	574
	Crown Castle Inc.	5.200%	2/15/49	200	173
[10]	Digital Euro Finco LLC	2.625%	4/15/24	4,542	4,314
	Digital Realty Trust LP	3.600%	7/1/29	200	175
	Essex Portfolio LP	4.500%	3/15/48	920	737
	Federal Realty Investment Trust	3.950%	1/15/24	4,825	4,767
	Healthcare Realty Holdings LP	3.875%	5/1/25	775	739
36

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Kimco Realty Corp.	1.900%	3/1/28	4,000	3,300
	Kimco Realty Corp.	4.250%	4/1/45	2,180	1,659
	Kimco Realty Corp.	3.700%	10/1/49	1,660	1,145
[7]	Ladder Capital Finance Holdings LLLP	4.750%	6/15/29	555	416
	Mid-America Apartments LP	2.750%	3/15/30	200	167
	MPT Operating Partnership LP	3.500%	3/15/31	575	400
	Omega Healthcare Investors Inc.	5.250%	1/15/26	200	194
	Omega Healthcare Investors Inc.	3.375%	2/1/31	3,000	2,295
[4,10]	Prologis International Funding II SA	1.625%	6/17/32	2,062	1,512
	Prologis LP	4.625%	1/15/33	3,300	3,134
	Sabra Health Care LP	5.125%	8/15/26	2,391	2,245
	SBA Communications Corp.	3.125%	2/1/29	645	519
	Simon Property Group LP	3.750%	2/1/24	236	233
	Simon Property Group LP	2.000%	9/13/24	189	179
	Simon Property Group LP	3.500%	9/1/25	1,200	1,146
	Simon Property Group LP	3.250%	11/30/26	203	188
	Simon Property Group LP	1.750%	2/1/28	200	166
	Simon Property Group LP	2.650%	7/15/30	1,000	809
	Simon Property Group LP	3.800%	7/15/50	250	175
[4]	UDR Inc.	2.950%	9/1/26	185	168
[7]	Uniti Group LP	7.875%	2/15/25	190	185
[7]	VICI Properties LP	5.625%	5/1/24	235	231
[7]	VICI Properties LP	4.625%	6/15/25	641	603
[4,10]	Vonovia SE	0.000%	12/1/25	2,100	1,793
[10]	Vonovia SE	1.500%	6/14/41	800	423
	Welltower Inc.	4.250%	4/1/26	600	575
[11]	Westfield America Management Ltd.	2.125%	3/30/25	3,724	3,570
	Weyerhaeuser Co.	4.000%	11/15/29	2,479	2,228
	Weyerhaeuser Co.	4.000%	4/15/30	145	128
	Weyerhaeuser Co.	3.375%	3/9/33	2,850	2,316
					57,960
Technology (1.7%)
	Apple Inc.	1.200%	2/8/28	1,580	1,323
	Apple Inc.	3.250%	8/8/29	13,690	12,515
	Apple Inc.	2.375%	2/8/41	2,825	1,960
	Apple Inc.	3.850%	5/4/43	1,715	1,443
	Apple Inc.	3.850%	8/4/46	1,660	1,375
	Apple Inc.	2.950%	9/11/49	925	653
	Apple Inc.	2.650%	5/11/50	1,660	1,096
	Apple Inc.	2.700%	8/5/51	4,150	2,735
	Apple Inc.	4.100%	8/8/62	6,980	5,723
	Broadcom Inc.	5.000%	4/15/30	1,450	1,348
[7]	Broadcom Inc.	3.187%	11/15/36	3,300	2,260
[7]	Broadcom Inc.	3.500%	2/15/41	800	540
[7]	Clarivate Science Holdings Corp.	4.875%	7/1/29	450	352
[7]	CommScope Inc.	6.000%	3/1/26	45	41
[7]	CommScope Inc.	7.125%	7/1/28	239	185
[7]	Condor Merger Sub Inc.	7.375%	2/15/30	755	618
	Dell International LLC	6.100%	7/15/27	1,490	1,502
	Dell International LLC	6.200%	7/15/30	2,051	1,996
[7]	Entegris Escrow Corp.	4.750%	4/15/29	4,380	3,886
[7]	Entegris Escrow Corp.	5.950%	6/15/30	865	789
	Global Payments Inc.	1.500%	11/15/24	2,560	2,358
	HP Inc.	4.000%	4/15/29	5,030	4,424
	HP Inc.	4.200%	4/15/32	3,590	2,923
37

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Intel Corp.	3.150%	5/11/27	44	41
	Intel Corp.	2.450%	11/15/29	237	198
	Intel Corp.	4.150%	8/5/32	1,090	995
	Intel Corp.	4.750%	3/25/50	1,345	1,160
	Intel Corp.	3.050%	8/12/51	2,400	1,535
	Intel Corp.	4.900%	8/5/52	5,790	5,110
	KLA Corp.	5.000%	3/15/49	2,820	2,577
[7]	MSCI Inc.	3.625%	9/1/30	305	255
[7]	Nielsen Finance LLC	5.625%	10/1/28	152	151
	NVIDIA Corp.	3.500%	4/1/40	1,710	1,333
	NVIDIA Corp.	3.700%	4/1/60	500	358
	NXP BV	3.250%	5/11/41	2,350	1,541
	Oracle Corp.	2.400%	9/15/23	4,979	4,856
	Oracle Corp.	3.400%	7/8/24	100	97
	Oracle Corp.	2.950%	11/15/24	371	354
	Oracle Corp.	2.950%	5/15/25	328	308
	Oracle Corp.	2.650%	7/15/26	298	268
	Oracle Corp.	2.300%	3/25/28	3,315	2,767
	Oracle Corp.	2.950%	4/1/30	921	743
	Oracle Corp.	2.875%	3/25/31	4,440	3,498
	Oracle Corp.	3.600%	4/1/40	1,300	882
	Oracle Corp.	3.650%	3/25/41	2,250	1,527
	Oracle Corp.	3.950%	3/25/51	1,610	1,069
	PayPal Holdings Inc.	3.900%	6/1/27	1,120	1,073
	RELX Capital Inc.	3.000%	5/22/30	1,000	842
[7]	S&P Global Inc.	2.700%	3/1/29	6,460	5,588
[7]	S&P Global Inc.	2.900%	3/1/32	2,470	2,064
[7]	Sabre GLBL Inc.	7.375%	9/1/25	144	129
	Salesforce Inc.	2.700%	7/15/41	6,500	4,481
	Skyworks Solutions Inc.	1.800%	6/1/26	1,020	887
	Skyworks Solutions Inc.	3.000%	6/1/31	4,110	3,124
[7]	SS&C Technologies Inc.	5.500%	9/30/27	110	101
	Verisk Analytics Inc.	5.500%	6/15/45	4,200	3,949
	VMware Inc.	1.800%	8/15/28	3,960	3,138
	VMware Inc.	4.700%	5/15/30	500	449
	Workday Inc.	3.700%	4/1/29	3,160	2,834
					112,327
Utilities (2.3%)
[4]	AEP Transmission Co. LLC	3.650%	4/1/50	2,800	2,067
[4]	AEP Transmission Co. LLC	2.750%	8/15/51	1,500	938
[4]	Alabama Power Co.	1.450%	9/15/30	2,000	1,530
	Ameren Corp.	3.500%	1/15/31	700	603
	Ameren Illinois Co.	1.550%	11/15/30	1,500	1,148
	American Electric Power Co. Inc.	2.031%	3/15/24	2,100	2,008
[4]	Appalachian Power Co.	2.700%	4/1/31	2,000	1,603
[4]	Appalachian Power Co.	4.500%	8/1/32	10,970	9,876
[4]	Appalachian Power Co.	4.500%	3/1/49	500	406
	Berkshire Hathaway Energy Co.	2.850%	5/15/51	3,200	1,981
[7]	Calpine Corp.	5.125%	3/15/28	590	510
[4]	CenterPoint Energy Houston Electric LLC	2.350%	4/1/31	1,165	952
[4]	CenterPoint Energy Houston Electric LLC	3.000%	3/1/32	1,944	1,646
[4]	CenterPoint Energy Houston Electric LLC	4.450%	10/1/32	4,400	4,181
	CenterPoint Energy Inc.	4.250%	11/1/28	319	292
	CenterPoint Energy Inc.	2.650%	6/1/31	2,730	2,181
[4,11]	Centrica plc	4.375%	3/13/29	1,400	1,363
38

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	CMS Energy Corp.	4.875%	3/1/44	1,135	976
	Commonwealth Edison Co.	3.800%	10/1/42	685	544
[4]	Commonwealth Edison Co.	3.750%	8/15/47	490	379
[4]	Connecticut Light & Power Co.	4.150%	6/1/45	250	202
	Connecticut Light & Power Co.	4.000%	4/1/48	307	251
	Constellation Energy Generation LLC	6.250%	10/1/39	2,530	2,466
	Consumers Energy Co.	3.600%	8/15/32	900	804
	Consumers Energy Co.	3.950%	7/15/47	900	723
	Consumers Energy Co.	4.200%	9/1/52	1,770	1,471
[4,12]	DBNGP Finance Co. Pty. Ltd.	4.225%	5/28/25	5,550	3,449
[4]	Dominion Energy Inc.	3.375%	4/1/30	1,000	862
[4]	Dominion Energy Inc.	4.050%	9/15/42	500	392
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	530	459
[4]	DTE Electric Co.	1.900%	4/1/28	615	523
	DTE Electric Co.	4.300%	7/1/44	2,490	2,100
	DTE Energy Co.	2.950%	3/1/30	1,000	839
	Duke Energy Carolinas LLC	2.450%	8/15/29	970	822
	Duke Energy Carolinas LLC	2.450%	2/1/30	585	489
	Duke Energy Carolinas LLC	2.550%	4/15/31	860	705
	Duke Energy Carolinas LLC	5.300%	2/15/40	250	238
	Duke Energy Carolinas LLC	4.250%	12/15/41	1,528	1,279
[10]	Duke Energy Corp.	3.100%	6/15/28	4,231	3,868
[10]	Duke Energy Corp.	3.850%	6/15/34	500	427
	Duke Energy Corp.	3.300%	6/15/41	500	349
	Duke Energy Corp.	3.500%	6/15/51	500	337
	Duke Energy Corp.	5.000%	8/15/52	4,230	3,613
	Duke Energy Florida LLC	3.800%	7/15/28	241	225
	Duke Energy Florida LLC	1.750%	6/15/30	290	227
	Duke Energy Progress LLC	3.400%	4/1/32	2,000	1,717
	Duke Energy Progress LLC	4.100%	5/15/42	400	323
	Duke Energy Progress LLC	2.500%	8/15/50	3,483	2,083
	Duke Energy Progress LLC	4.000%	4/1/52	1,000	783
[4,10]	Engie SA	2.000%	9/28/37	1,500	1,034
	Entergy Arkansas LLC	3.500%	4/1/26	202	192
	Entergy Arkansas LLC	2.650%	6/15/51	1,990	1,204
	Entergy Corp.	2.800%	6/15/30	1,721	1,392
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	1,200	1,212
	Entergy Louisiana LLC	1.600%	12/15/30	515	387
	Entergy Louisiana LLC	4.200%	9/1/48	500	403
	Evergy Kansas Central Inc.	3.250%	9/1/49	1,900	1,301
	Eversource Energy	4.200%	6/27/24	8,930	8,805
[4]	Eversource Energy	1.400%	8/15/26	1,400	1,211
	Exelon Corp.	4.050%	4/15/30	400	363
[7]	Exelon Corp.	3.350%	3/15/32	2,600	2,182
	Exelon Corp.	5.625%	6/15/35	200	196
	Exelon Corp.	5.100%	6/15/45	1,000	898
	Exelon Corp.	4.450%	4/15/46	1,000	818
[7]	Exelon Corp.	4.100%	3/15/52	1,400	1,083
	FirstEnergy Corp.	2.650%	3/1/30	3,190	2,582
[4]	FirstEnergy Corp.	2.250%	9/1/30	1,435	1,115
	Florida Power & Light Co.	3.800%	12/15/42	1,035	836
[7]	ITC Holdings Corp.	4.950%	9/22/27	1,250	1,219
[4,10]	National Grid plc	0.750%	9/1/33	2,300	1,514
	National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	177	162
	NextEra Energy Capital Holdings Inc.	5.000%	7/15/32	3,200	3,059
39

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Northern States Power Co.	6.250%	6/1/36	500	530
	NRG Energy Inc.	6.625%	1/15/27	55	54
	Oncor Electric Delivery Co. LLC	0.550%	10/1/25	3,000	2,653
	Oncor Electric Delivery Co. LLC	3.800%	9/30/47	1,010	801
	Pacific Gas & Electric Co.	3.150%	1/1/26	2,000	1,797
	Pacific Gas & Electric Co.	3.000%	6/15/28	1,000	825
	Pacific Gas & Electric Co.	2.500%	2/1/31	3,000	2,184
	Pacific Gas & Electric Co.	4.500%	7/1/40	1,472	1,072
	Pacific Gas & Electric Co.	3.500%	8/1/50	1,172	714
	PacifiCorp	5.250%	6/15/35	313	297
	PacifiCorp	4.125%	1/15/49	525	419
	PacifiCorp	4.150%	2/15/50	865	695
	PECO Energy Co.	4.150%	10/1/44	1,515	1,254
	PECO Energy Co.	3.700%	9/15/47	1,285	986
[4]	Public Service Co. of Colorado	6.250%	9/1/37	550	585
	Public Service Co. of Colorado	3.800%	6/15/47	1,000	776
	Public Service Co. of Colorado	4.050%	9/15/49	500	403
[4]	Public Service Electric & Gas Co.	3.200%	5/15/29	261	235
[4]	Public Service Electric & Gas Co.	3.950%	5/1/42	806	661
[4]	Public Service Electric & Gas Co.	3.600%	12/1/47	500	378
[7]	Rayburn Country Securitization LLC	2.307%	12/1/30	2,847	2,590
[4,10]	RWE AG	2.750%	5/24/30	1,800	1,591
	Sempra Energy	3.700%	4/1/29	4,000	3,574
[4]	Southern California Edison Co.	4.200%	3/1/29	1,800	1,665
	Southern California Edison Co.	4.500%	9/1/40	1,775	1,430
	Southern California Edison Co.	4.000%	4/1/47	615	449
	Southern California Edison Co.	3.450%	2/1/52	700	471
	Southern Co.	4.475%	8/1/24	4,480	4,422
[4]	Southern Co.	3.700%	4/30/30	700	617
	Southern Co.	4.400%	7/1/46	350	275
[4]	Southwestern Electric Power Co.	4.100%	9/15/28	207	191
	Southwestern Public Service Co.	3.300%	6/15/24	257	250
	Tampa Electric Co.	3.875%	7/12/24	1,580	1,551
	Union Electric Co.	3.900%	9/15/42	454	363
	Union Electric Co.	4.000%	4/1/48	910	724
	Union Electric Co.	3.900%	4/1/52	1,500	1,180
[4]	Virginia Electric & Power Co.	3.150%	1/15/26	425	401
	Virginia Electric & Power Co.	4.000%	1/15/43	1,180	927
[4]	Virginia Electric & Power Co.	3.800%	9/15/47	500	383
[7]	Vistra Operations Co. LLC	5.500%	9/1/26	530	495
[7]	Vistra Operations Co. LLC	5.625%	2/15/27	65	61
	WEC Energy Group Inc.	5.000%	9/27/25	5,000	4,983
					146,290
Total Corporate Bonds (Cost $2,161,887)					1,811,728
Floating Rate Loan Interests (0.1%)
[8]	AAdvantage Loyalty IP Ltd. Initial Term Loan, 3M USD LIBOR + 4.750%	7.460%	4/20/28	155	150
[8]	Bausch Health Cos. Inc. Second Amendment Term Loan, TSFR1M + 5.250%	8.098%	2/1/27	415	317
[8]	Central Parent Inc. First Lien Initial Term Loan, TSFR3M + 4.500%	6.610%	7/6/29	150	144
[8]	Directv Financing LLC Term Loan, 1M USD LIBOR + 5.000%	8.115%	8/2/27	439	408
[8]	First Student Bidco Inc. Incremental Term Loan B, TSFR3M + 4.000%	6.154%	7/21/28	416	395
40

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	First Student Bidco Inc. Incremental Term Loan C, TSFR3M + 4.000%	6.154%	7/21/28	28	27
[8]	McAfee Corp. Tranche B-1 Term Loan, TSFR1M + 3.750%	6.362%	3/1/29	179	163
[8]	Medline Borrower LP Initial Dollar Term Loan, 1M USD LIBOR + 3.250%	6.365%	10/23/28	204	187
[8]	SBA Senior Finance II LLC Initial Term Loan, 1M USD LIBOR + 1.750%	4.870%	4/11/25	20	19
[8]	Setanta Aircraft Leasing DAC Term Loan, 3M USD LIBOR + 2.000%	5.674%	11/5/28	1,745	1,705
[8]	SS&C Technologies Holdings Inc. Term Loan B-6, TSFR1M + 2.250%	5.384%	3/22/29	117	113
[8]	SS&C Technologies Holdings Inc. Term Loan B-7, TSFR1M + 2.250%	5.384%	3/22/29	166	160
Total Floating Rate Loan Interests (Cost $3,967)					3,788
Sovereign Bonds (3.5%)
[4]	Bermuda	3.717%	1/25/27	700	654
[4]	Bermuda	2.375%	8/20/30	2,080	1,648
[4,7]	Bermuda	5.000%	7/15/32	22,300	21,116
[4]	Bermuda	3.375%	8/20/50	3,881	2,554
[4,7]	Corp. Financiera de Desarrollo SA	2.400%	9/28/27	865	712
[4]	Dominican Republic	5.950%	1/25/27	3,590	3,347
[4]	Dominican Republic	5.500%	2/22/29	1,500	1,297
[4,7]	Dominican Republic	6.000%	2/22/33	602	489
[4]	Empresa Nacional del Petroleo	3.750%	8/5/26	4,188	3,764
[4]	Eskom Holdings SOC Ltd.	7.125%	2/11/25	4,500	3,992
[4,7]	Export-Import Bank of India	3.875%	2/1/28	240	218
[4,7]	Fondo MIVIVIENDA SA	4.625%	4/12/27	2,548	2,388
[4,7]	Korea Electric Power Corp.	3.625%	6/14/25	5,333	5,134
[4,6,7]	Korea Electric Power Corp.	5.375%	4/6/26	9,680	9,667
[4,7]	Korea Electric Power Corp.	4.000%	6/14/27	6,000	5,704
[4]	Korea National Oil Corp.	0.875%	10/5/25	5,000	4,407
[4]	NTPC Ltd.	4.250%	2/26/26	250	240
[4,7]	Ontario Teachers' Cadillac Fairview Properties Trust	3.875%	3/20/27	200	186
[4,7]	Ontario Teachers' Cadillac Fairview Properties Trust	4.125%	2/1/29	560	517
[4]	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	5.450%	5/21/28	954	908
[4]	Petroleos del Peru SA	5.625%	6/19/47	4,740	2,816
	Petroleos Mexicanos	6.490%	1/23/27	6,590	5,517
	Petroleos Mexicanos	6.500%	3/13/27	3,583	3,002
	Petroleos Mexicanos	6.500%	6/2/41	1,134	648
	Petroleos Mexicanos	6.750%	9/21/47	1,135	632
	Petroleos Mexicanos	6.350%	2/12/48	2,731	1,465
[4]	Republic of Colombia	2.625%	3/15/23	10,750	10,617
[4]	Republic of Colombia	4.500%	1/28/26	12,545	11,510
[4]	Republic of Croatia	5.500%	4/4/23	5,608	5,605
[4]	Republic of El Salvador	8.625%	2/28/29	5,100	1,862
	Republic of Hungary	5.375%	2/21/23	3,138	3,132
	Republic of Hungary	5.750%	11/22/23	992	984
	Republic of Hungary	5.375%	3/25/24	1,782	1,752
[4]	Republic of Indonesia	4.650%	9/20/32	17,560	16,490
[4]	Republic of Kazakhstan	4.875%	10/14/44	200	154
[4]	Republic of Kenya	8.000%	5/22/32	2,000	1,362
41

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Panama	8.125%	4/28/34	780	897
[4]	Republic of Panama	3.870%	7/23/60	5,442	3,220
[4]	Republic of Paraguay	4.625%	1/25/23	2,000	1,992
	Republic of Peru	7.350%	7/21/25	967	1,015
[4,10]	Republic of Romania	2.125%	3/7/28	6,689	5,053
[7,10]	Republic of Romania	6.625%	9/27/29	10,660	9,828
[4,10]	Republic of Romania	1.375%	12/2/29	2,000	1,284
[4,10]	Republic of Romania	1.750%	7/13/30	1,700	1,070
[4,7]	Republic of Romania	6.000%	5/25/34	6,960	5,838
[10]	Republic of the Philippines	0.250%	4/28/25	1,185	1,060
[10]	Republic of the Philippines	1.750%	4/28/41	5,744	3,368
[4]	Saudi Arabian Oil Co.	2.875%	4/16/24	2,500	2,419
[4,10]	Serbia International Bond	3.125%	5/15/27	3,536	2,818
[4,10]	Serbia International Bond	1.650%	3/3/33	1,349	728
[4,7,10]	Serbia International Bond	2.050%	9/23/36	3,451	1,753
[4,7,14]	Ukraine Government Bond	6.876%	5/21/31	5,000	916
[11]	United Kingdom of Great Britain and Northern Ireland	2.750%	9/7/24	2,586	2,815
[4,15]	United Mexican States	7.750%	5/29/31	100,000	4,410
[4,15]	United Mexican States	10.000%	11/20/36	140,000	7,133
[4,15]	United Mexican States	8.500%	11/18/38	264,500	11,846
[4,15]	United Mexican States	7.750%	11/13/42	152,000	6,269
[4]	United Mexican States	4.400%	2/12/52	13,113	9,051
[4]	United Mexican States	5.750%	10/12/10	1,150	888
Total Sovereign Bonds (Cost $255,842)					222,161
Taxable Municipal Bonds (0.0%)
	Houston TX GO	6.290%	3/1/32	1,585	1,665
	New York Metropolitan Transportation Authority Revenue (Build America Bonds)	5.871%	11/15/39	700	700
	Texas Private Activity Bond Surface Transportation Corp. Revenue (NTE Mobility Partners)	3.922%	12/31/49	700	530
	Wisconsin General Fund Annual Appropriation Revenue	3.954%	5/1/36	500	447
Total Taxable Municipal Bonds (Cost $3,853)					3,342
Temporary Cash Investments (8.2%)
Commercial Paper (1.9%)
[16]	CDP Financial Inc.	3.796%	6/28/23	40,000	38,691
[16]	CDP Financial Inc.	3.745%	7/3/23	38,600	37,308
[16]	Enbridge US Inc.	2.993%	12/30/22	16,900	16,727
[16]	Raytheon Technologies Corp.	3.745%	12/1/22	4,000	3,974
[16]	Raytheon Technologies Corp.	3.751%	12/19/22	2,900	2,875
[16]	Raytheon Technologies Corp.	3.808%	12/30/22	26,100	25,838
					125,413
				Shares
Money Market Fund (6.3%)
[17]	Vanguard Market Liquidity Fund	2.828%		4,050,271	404,906
Total Temporary Cash Investments (Cost $530,808)					530,319
42

Core Bond Fund
	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value• ($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Call Swaptions
2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.603% Semiannually	BNPSW	2/3/23	0.603%	38,496	—
2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.603% Semiannually	NGFP	1/13/23	0.603%	36,827	—
2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.608% Semiannually	CITNA	1/17/23	0.608%	36,930	—
2-Year Interest Rate Swap, Pays 3M USD LIBOR Quarterly, Receives 0.630% Semiannually	MSCS	2/3/23	0.630%	38,496	—
					—
Put Swaptions
5-Year CDX-NA-IG-S38-V1, Credit Protection Purchased, Pays 1.000% Quarterly	GSI	11/16/22	1.000%	72,620	298
Total Options Purchased (Cost $895)					298
Total Investments (96.3%) (Cost $6,858,861)					6,190,932
43

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Conventional Mortgage-Backed Securities—Liability for Sale Commitments (-1.8%)
[4,5,6]	UMBS Pool (Proceeds $110,005)	3.000%	10/25/37–11/25/52	(137,768)	(117,412)
Other Assets and Liabilities—Net (5.5%)					354,644
Net Assets (100%)					6,428,164
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $1,161,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
2	Securities with a value of $5,068,000 have been segregated as initial margin for open centrally cleared swap contracts.
3	Securities with a value of $32,449,000 have been segregated as initial margin for open futures contracts.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2022.
7	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, the aggregate value was $744,057,000, representing 11.6% of net assets.
8	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
9	Interest-only security.
10	Face amount denominated in euro.
11	Face amount denominated in British pounds.
12	Face amount denominated in Australian dollars.
13	Face amount denominated in Swiss francs.
14	Non-income-producing security—security in default.
15	Face amount denominated in Mexican pesos.
16	Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other "accredited investors." At September 30, 2022, the aggregate value of these securities was $125,413,000, representing 1.9% of net assets.
17	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
3M—3-month.
BNPSW—BNP Paribas.
CITNA—Citibank, N.A.
GO—General Obligation Bond.
GSI—Goldman Sachs International.
LIBOR—London Interbank Offered Rate.
MSCS—Morgan Stanley Capital Services LLC.
NGFP—Nomura Global Financial Products Inc.
REMICS—Real Estate Mortgage Investment Conduits.
SOFR30A—30 Day Average Secured Overnight Financing Rate.
TSFR1M—CME Term Secured Overnight Financing Rate 1-Month.
TSFR3M—CME Term Secured Overnight Financing Rate 3-Month.
UMBS—Uniform Mortgage-Backed Securities.
USD—U.S. dollar.
44

Core Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written
	Counterparty	Expiration Date	Excercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
Over-the-Counter Swaptions
Put Swaptions
5-Year CDX-NA-IG-S38-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	10/19/22	1.050%	198,665	(347)
5-Year CDX-NA-IG-S38-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	11/16/22	1.050%	198,665	(659)
5-Year CDX-NA-IG-S38-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	11/16/22	1.400%	72,620	(61)
Total Options Written (Premiums Received $740)					(1,067)
GSI—Goldman Sachs International.

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2022	52	10,680	(4)
5-Year U.S. Treasury Note	December 2022	5,707	613,547	(15,657)
10-Year U.S. Treasury Note	December 2022	3,442	385,719	(15,723)
Euro-Bobl	December 2022	9	1,056	7
Long U.S. Treasury Bond	December 2022	564	71,293	(3,419)
Ultra 10-Year U.S. Treasury Note	December 2022	481	56,991	(910)
Ultra Long U.S. Treasury Bond	December 2022	1,624	222,488	(18,057)
				(53,763)
45

Core Bond Fund
Futures Contracts (continued)
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)

Short Futures Contracts
10-Year Japanese Government Bond	December 2022	(86)	(88,121)	63
AUD 3-Year Treasury Bond	December 2022	(106)	(7,225)	85
AUD 10-Year Treasury Bond	December 2022	(81)	(6,068)	139
Euro-Bund	December 2022	(135)	(18,323)	927
Euro-Buxl	December 2022	(45)	(6,467)	691
Euro-Schatz	December 2022	(1,015)	(106,603)	(199)
Long Gilt	December 2022	(104)	(11,194)	1,535
				3,241
				(50,522)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
State Street Bank & Trust Co.	11/2/22	AUD	497	USD	324	—	(6)
Bank of Montreal	11/2/22	CAD	27	USD	20	—	(1)
JPMorgan Chase Bank, N.A.	11/2/22	EUR	1,504	USD	1,509	—	(32)
Credit Agricole CIB	11/2/22	EUR	894	USD	868	10	—
Bank of America, N.A.	11/2/22	EUR	875	USD	867	—	(8)
State Street Bank & Trust Co.	11/2/22	EUR	621	USD	599	11	—
Royal Bank of Canada	11/2/22	GBP	2,283	USD	2,444	107	—
JPMorgan Chase Bank, N.A.	11/2/22	GBP	748	USD	848	—	(12)
Morgan Stanley Capital Services LLC	11/2/22	GBP	306	USD	331	10	—
HSBC Bank plc	11/2/22	GBP	305	USD	329	12	—
State Street Bank & Trust Co.	11/2/22	JPY	76,667	USD	532	—	(1)
Royal Bank of Canada	11/2/22	JPY	48,827	USD	342	—	(4)
Credit Agricole CIB	11/2/22	USD	27,236	AUD	40,419	1,374	—
Royal Bank of Canada	11/2/22	USD	1,978	CHF	1,888	59	—
State Street Bank & Trust Co.	11/2/22	USD	81,927	EUR	81,726	1,667	—
Bank of America, N.A.	11/2/22	USD	9,363	EUR	9,607	—	(72)
Morgan Stanley Capital Services LLC	11/2/22	USD	911	EUR	908	20	—
Bank of America, N.A.	11/2/22	USD	502	EUR	503	8	—
46

Core Bond Fund
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
Morgan Stanley Capital Services LLC	11/2/22	USD	360	EUR	367	—	—
Citibank, N.A.	11/2/22	USD	331	EUR	329	7	—
JPMorgan Chase Bank, N.A.	11/2/22	USD	268	EUR	267	5	—
Morgan Stanley Capital Services LLC	11/2/22	USD	22,089	GBP	19,192	646	—
State Street Bank & Trust Co.	11/2/22	USD	21,996	GBP	19,115	639	—
Standard Chartered Bank	11/2/22	USD	2,370	GBP	2,225	—	(116)
State Street Bank & Trust Co.	11/2/22	USD	1,104	GBP	998	—	(10)
Bank of America, N.A.	11/2/22	USD	473	GBP	432	—	(10)
JPMorgan Chase Bank, N.A.	11/2/22	USD	383	JPY	54,639	4	—
Bank of America, N.A.	11/2/22	USD	179	JPY	25,137	5	—
Royal Bank of Canada	11/2/22	USD	72	JPY	10,250	1	—
Morgan Stanley Capital Services LLC	11/2/22	USD	60	JPY	8,600	—	—
State Street Bank & Trust Co.	11/3/22	USD	33,761	MXN	682,325	74	—
Morgan Stanley Capital Services LLC	11/2/22	USD	6	ZAR	106	—	—
						4,659	(272)
AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
MXN—Mexican peso.
USD—U.S. dollar.
ZAR—South African rand.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date		Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Purchased
CDX-NA-IG-S39-V1	12/20/27	USD	166,180	(1.000)	477	592
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.

47

Core Bond Fund
Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Credit Protection Sold/Moody's Rating
AT&T Inc./Baa2	12/20/23	BARC	13,530	1.000	(19)	98	—	(117)
AT&T Inc./Baa2	12/20/23	BARC	3,370	1.000	(5)	25	—	(30)
Berkshire Hathaway Inc./Aa2	12/20/22	BARC	400	1.000	1	—	1	—
Berkshire Hathaway Inc./Aa2	12/20/24	BARC	600	1.000	12	8	4	—
Berkshire Hathaway Inc./Aa2	12/20/24	JPMC	600	1.000	12	9	3	—
Credit Suisse Group Finance Guernsey Ltd./WR	6/20/27	JPMC	1,800[2]	1.000	(102)	(20)	—	(82)
Credit Suisse Group Finance Guernsey Ltd./WR	6/20/27	JPMC	900[2]	1.000	(51)	(14)	—	(37)
MetLife Inc./A3	6/20/24	BARC	700	1.000	7	—	7	—
Republic of Chile/A2	12/20/27	BARC	12,070	1.000	(381)	(381)	—	—
Republic of Chile/A2	12/20/27	CITNA	4,290	1.000	(132)	(109)	—	(23)
Republic of Chile/A2	12/20/27	JPMC	700	1.000	(22)	(19)	—	(3)
Republic of Chile/A2	12/20/27	MSCS	3,870	1.000	(119)	(88)	—	(31)
Republic of South Africa/Ba2	12/20/25	BARC	360	1.000	(17)	(11)	—	(6)
United Mexican States/Baa2	12/20/27	GSI	8,350	1.000	(356)	(269)	—	(87)
					(1,172)	(771)	15	(416)
Credit Protection Purchased
Deutsche Bank AG	12/20/22	JPMC	265	(1.000)	—	—	—	—
People's Republic of China	6/20/23	GSI	1,200	(1.000)	(6)	(2)	—	(4)
Republic of Colombia	6/20/27	BARC	5,380	(1.000)	442	427	15	—
Republic of Colombia	6/20/27	BARC	4,650	(1.000)	382	369	13	—
48

Core Bond Fund
Over-the-Counter Credit Default Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Republic of Colombia	6/20/27	MSCS	2,400	(1.000)	197	104	93	—
Standard Chartered plc	12/20/27	JPMC	3,800[2]	(1.000)	38	32	6	—
					1,053	930	127	(4)
					(119)	159	142	(420)
1 Periodic premium received/paid quarterly.
2 Notional amount denominated in euro.
BARC—Barclays Bank plc.
CITNA—Citibank, N.A.
GSI—Goldman Sachs International.
JPMC—JPMorgan Chase Bank, N.A.
MSCS—Morgan Stanley Capital Services LLC.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At September 30, 2022, the counterparties had deposited in segregated accounts securities with a value of $3,752,000 and cash of $2,070,000 in connection with open forward currency contracts and over-the-counter swap contracts.
Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount (000)[1]	Interest Rate Received[2] (%)	Interest Rate (Paid)[3] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
8/23/25	N/A	117,500	2.980	(3.120)	2,824	2,838
1 Notional amount denominated in U.S. dollar.
2 Based on Secured Overnight Financing Rate (SOFR) as of the most recent payment date. Interest payment received/paid annually.
3 Interest payment received/paid annually.
See accompanying Notes, which are an integral part of the Financial Statements.
49

Core Bond Fund
Statement of Assets and Liabilities
As of September 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $6,453,973)	5,786,026
Affiliated Issuers (Cost $404,888)	404,906
Total Investments in Securities	6,190,932
Investment in Vanguard	237
Cash	43,570
Foreign Currency, at Value (Cost $1,683)	1,676
Receivables for Investment Securities Sold	1,714,671
Receivables for Accrued Income	34,723
Receivables for Capital Shares Issued	16,618
Swap Premiums Paid	1,072
Variation Margin Receivable—Centrally Cleared Swap Contracts	165
Unrealized Appreciation—Forward Currency Contracts	4,659
Unrealized Appreciation—Over-the-Counter Swap Contracts	142
Total Assets	8,008,465
Liabilities
Liability for Sale Commitments, at Value (Proceeds $110,005)	117,412
Payables for Investment Securities Purchased	1,433,784
Payables for Capital Shares Redeemed	17,624
Payables for Distributions	2,188
Payables to Vanguard	276
Options Written, at Value (Premiums Received $740)	1,067
Swap Premiums Received	913
Variation Margin Payable—Futures Contracts	6,345
Unrealized Depreciation—Forward Currency Contracts	272
Unrealized Depreciation—Over-the-Counter Swap Contracts	420
Total Liabilities	1,580,301
Net Assets	6,428,164
50

Core Bond Fund
Statement of Assets and Liabilities (continued)
At September 30, 2022, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	7,554,918
Total Distributable Earnings (Loss)	(1,126,754)
Net Assets	6,428,164

Investor Shares—Net Assets
Applicable to 22,923,503 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	203,135
Net Asset Value Per Share—Investor Shares	$8.86

Admiral Shares—Net Assets
Applicable to 351,366,041 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,225,029
Net Asset Value Per Share—Admiral Shares	$17.72
See accompanying Notes, which are an integral part of the Financial Statements.
51

Core Bond Fund
Statement of Operations

Year Ended September 30, 2022
($000)
Investment Income
Income
Interest[1]	151,001
Total Income	151,001
Expenses
The Vanguard Group—Note B
Investment Advisory Services	441
Management and Administrative—Investor Shares	396
Management and Administrative—Admiral Shares	4,868
Marketing and Distribution—Investor Shares	25
Marketing and Distribution—Admiral Shares	327
Custodian Fees	102
Auditing Fees	40
Shareholders’ Reports—Investor Shares	16
Shareholders’ Reports—Admiral Shares	96
Trustees’ Fees and Expenses	2
Other Expenses	20
Total Expenses	6,333
Expenses Paid Indirectly	(29)
Net Expenses	6,304
Net Investment Income	144,697
Realized Net Gain (Loss)
Investment Securities Sold[1]	(392,138)
Futures Contracts	(55,018)
Options Purchased	835
Options Written	892
Swap Contracts	4,314
Forward Currency Contracts	30,808
Foreign Currencies	(1,374)
Realized Net Gain (Loss)	(411,681)
52

Core Bond Fund
Statement of Operations (continued)
Year Ended September 30, 2022
($000)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(680,370)
Futures Contracts	(49,055)
Options Purchased	(149)
Options Written	(331)
Swap Contracts	2,929
Forward Currency Contracts	(1,117)
Foreign Currencies	59
Change in Unrealized Appreciation (Depreciation)	(728,034)
Net Increase (Decrease) in Net Assets Resulting from Operations	(995,018)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,228,000, ($93,000), $8,000, and $8,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
53

Core Bond Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	144,697	58,816
Realized Net Gain (Loss)	(411,681)	4,881
Change in Unrealized Appreciation (Depreciation)	(728,034)	(62,648)
Net Increase (Decrease) in Net Assets Resulting from Operations	(995,018)	1,049
Distributions
Investor Shares	(5,087)	(6,153)
Admiral Shares	(140,975)	(104,291)
Total Distributions	(146,062)	(110,444)
Capital Share Transactions
Investor Shares	(642)	16,198
Admiral Shares	1,766,325	2,448,417
Net Increase (Decrease) from Capital Share Transactions	1,765,683	2,464,615
Total Increase (Decrease)	624,603	2,355,220
Net Assets
Beginning of Period	5,803,561	3,448,341
End of Period	6,428,164	5,803,561
See accompanying Notes, which are an integral part of the Financial Statements.
54

Core Bond Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.67	$10.93	$10.24	$9.59	$10.00
Investment Operations
Net Investment Income[1]	.221	.125	.209	.311	.269
Net Realized and Unrealized Gain (Loss) on Investments	(1.810)	(.126)	.697	.645	(.400)
Total from Investment Operations	(1.589)	(.001)	.906	.956	(.131)
Distributions
Dividends from Net Investment Income	(.213)	(.117)	(.216)	(.306)	(.279)
Distributions from Realized Capital Gains	(.008)	(.142)	—	—	—
Total Distributions	(.221)	(.259)	(.216)	(.306)	(.279)
Net Asset Value, End of Period	$8.86	$10.67	$10.93	$10.24	$9.59
Total Return[2]	-15.06%	-0.03%	8.95%	10.15%	-1.32%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$203	$246	$236	$117	$80
Ratio of Total Expenses to Average Net Assets	0.20%[3]	0.20%	0.25%	0.25%	0.25%
Ratio of Net Investment Income to Average Net Assets	2.22%	1.16%	1.96%	3.16%	2.76%
Portfolio Turnover Rate[4]	499%	473%	383%	406%	263%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
4	Includes 146%, 167%, 68%, 32%, and 60%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
55

Core Bond Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$21.33	$21.86	$20.48	$19.18	$20.00
Investment Operations
Net Investment Income[1]	.473	.266	.436	.651	.563
Net Realized and Unrealized Gain (Loss) on Investments	(3.622)	(.257)	1.407	1.290	(.800)
Total from Investment Operations	(3.149)	.009	1.843	1.941	(.237)
Distributions
Dividends from Net Investment Income	(.446)	(.256)	(.463)	(.641)	(.583)
Distributions from Realized Capital Gains	(.015)	(.283)	—	—	—
Total Distributions	(.461)	(.539)	(.463)	(.641)	(.583)
Net Asset Value, End of Period	$17.72	$21.33	$21.86	$20.48	$19.18
Total Return[2]	-14.93%	0.03%	9.11%	10.31%	-1.19%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,225	$5,558	$3,212	$1,114	$905
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%	0.10%	0.10%	0.13%
Ratio of Net Investment Income to Average Net Assets	2.39%	1.24%	2.04%	3.31%	2.88%
Portfolio Turnover Rate[4]	499%	473%	383%	406%	263%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Includes 146%, 167%, 68%, 32%, and 60%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
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Core Bond Fund
Notes to Financial Statements
Vanguard Core Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Certain of the fund's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a
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Core Bond Fund
counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At September 30, 2022, counterparties had deposited in segregated accounts securities with a value of $30,447,000 and cash of $9,034,000 in connection with TBA transactions.
4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
5. Floating Rate Loan Interests: Floating rate loan interests represent interests in amounts owed by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the fund to supply additional cash to the borrower on demand. Floating rate loan interests may be made directly with a borrower or acquired through assignment or participation. The fund's right to enforce a borrower’s compliance with the terms of the loan agreement, or benefit directly from the collateral supporting the loan, varies when the loan is a direct borrowing, an assignment, or a participation. Floating rate loan interests involve various risks including risk of loss in case of default, insolvency, or the bankruptcy of the borrower and are generally subject to restrictions on transfer with limited opportunities to sell them in secondary markets. The fund may also invest in loan commitments, which are contractual obligations for a future funding. The fund may earn a commitment fee on any unfunded portion of these commitments which is amortized to interest income over the commitment period. Both the funded portion of a floating rate loan interest as well as its unfunded commitment, if any, is reflected on the Schedule of Investments.
6. Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund's sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption
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Core Bond Fund
from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rate, and receive a different floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the swaption is out-of-the money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the swaption is in-the-money, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended September 30, 2022, the fund’s average value of investments in swaptions purchased and swaptions written represented less than 1% of net assets, based on the average market values at each quarter-end during the period.
7. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing
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brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2022, the fund’s average investments in long and short futures contracts represented 11% and 7% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
8. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended September 30, 2022, the fund’s average investment in forward currency contracts represented 4% of net assets, based on the average of the notional amounts at each quarter-end during the period.
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9. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund's performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty
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Core Bond Fund
may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended September 30, 2022, the fund's average amounts of investments in credit protection sold and credit protection purchased represented 1% and 2% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
10. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
11. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
12. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
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Core Bond Fund
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
13. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2022, the fund had contributed to Vanguard capital in the amount of $237,000, representing less than 0.01% of the fund’s net assets and 0.09% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2022, custodian fee offset arrangements reduced the fund’s expenses by $29,000 (an annual rate of less than 0.01% of average net assets).
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
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Core Bond Fund
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of September 30, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	3,010,927	—	3,010,927
Asset-Backed/Commercial Mortgage-Backed Securities	—	608,369	—	608,369
Corporate Bonds	—	1,811,728	—	1,811,728
Floating Rate Loan Interests	—	3,788	—	3,788
Sovereign Bonds	—	222,161	—	222,161
Taxable Municipal Bonds	—	3,342	—	3,342
Temporary Cash Investments	404,906	125,413	—	530,319
Options Purchased	—	298	—	298
Total	404,906	5,786,026	—	6,190,932
Liabilities
Conventional Mortgage-Backed Securities—Liability for Sale Commitments	—	117,412	—	117,412

Derivative Financial Instruments
Assets
Futures Contracts[1]	3,447	—	—	3,447
Forward Currency Contracts	—	4,659	—	4,659
Swap Contracts	3,430[1]	142	—	3,572
Total	6,877	4,801	—	11,678
Liabilities
Options Written	—	1,067	—	1,067
Futures Contracts[1]	53,969	—	—	53,969
Forward Currency Contracts	—	272	—	272
Swap Contracts	—	420	—	420
Total	53,969	1,759	—	55,728
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
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Core Bond Fund
E.  At September 30, 2022, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Investments in Securities, at Value—Unaffiliated Issuers (Options Purchased)	—	—	298	298
Swap Premiums Paid	—	—	1,072	1,072
Unrealized Appreciation—Futures Contracts[1]	3,447	—	—	3,447
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	2,838	—	592	3,430
Unrealized Appreciation—Forward Currency Contracts	—	4,659	—	4,659
Unrealized Appreciation—Over-the-Counter Swap Contracts	—	—	142	142
Total Assets	6,285	4,659	2,104	13,048

Options Written, at Value	—	—	1,067	1,067
Swap Premiums Received	—	—	913	913
Unrealized Depreciation—Futures Contracts[1]	53,969	—	—	53,969
Unrealized Depreciation—Forward Currency Contracts	—	272	—	272
Unrealized Depreciation—Over-the-Counter Swap Contracts	—	—	420	420
Total Liabilities	53,969	272	2,400	56,641
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
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Core Bond Fund
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2022, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(55,018)	—	—	(55,018)
Options Purchased	—	—	835	835
Options Written	—	—	892	892
Swap Contracts	(527)	—	4,841	4,314
Forward Currency Contracts	—	30,808	—	30,808
Realized Net Gain (Loss) on Derivatives	(55,545)	30,808	6,568	(18,169)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(49,055)	—	—	(49,055)
Options Purchased	(223)	—	74	(149)
Options Written	—	—	(331)	(331)
Swap Contracts	2,838	—	91	2,929
Forward Currency Contracts	—	(1,117)	—	(1,117)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(46,440)	(1,117)	(166)	(47,723)
F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions, corporate actions, and swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; the recognition of gain or loss from foreign currency hedges; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	2,315
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(466,331)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(660,550)
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Core Bond Fund
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	146,062	103,087
Long-Term Capital Gains	—	7,357
Total	146,062	110,444
*	Includes short-term capital gains, if any.
As of September 30, 2022, gross unrealized appreciation and depreciation for investments, derivatives, and sale commitments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	6,846,319
Gross Unrealized Appreciation	85,891
Gross Unrealized Depreciation	(746,441)
Net Unrealized Appreciation (Depreciation)	(660,550)
G.  During the year ended September 30, 2022, the fund purchased $3,410,023,000 of investment securities and sold $2,535,682,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $29,594,252,000 and $29,247,427,000, respectively.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2022, such purchases were $7,941,000 and sales were $204,657,000, resulting in net realized loss of $4,153,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
H.  Capital share transactions for each class of shares were:
	Year Ended September 30,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	111,923	11,178	182,294	16,858
Issued in Lieu of Cash Distributions	4,644	479	5,618	520
Redeemed	(117,209)	(11,752)	(171,714)	(15,960)
Net Increase (Decrease)—Investor Shares	(642)	(95)	16,198	1,418
67

Core Bond Fund
	Year Ended September 30,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	4,224,829	216,128	3,851,725	179,091
Issued in Lieu of Cash Distributions	121,763	6,295	91,424	4,234
Redeemed	(2,580,267)	(131,633)	(1,494,732)	(69,724)
Net Increase (Decrease)—Admiral Shares	1,766,325	90,790	2,448,417	113,601
I.  Management has determined that no events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in these financial statements.
68

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Core Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Core Bond Fund (one of the funds constituting Vanguard Malvern Funds, referred to hereafter as the "Fund") as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statement of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
 /s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 17, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
69

Tax information (unaudited)
The fund hereby designates $47,482,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund hereby designates 99.1%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 90.6%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
70

"Bloomberg®" and Bloomberg U.S. Aggregate Float Adjusted Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Core Bond Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Core Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the Core Bond Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Aggregate Float Adjusted Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Core Bond Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Core Bond Fund into consideration in determining, composing or calculating the Bloomberg U.S. Aggregate Float Adjusted Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Core Bond Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Core Bond Fund customers, in connection with the administration, marketing or trading of the Core Bond Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE CORE BOND FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE CORE BOND FUND OR BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2022 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
71

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
CFA® is a registered trademark owned by CFA Institute.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q13200 112022

Annual Report   |   September 30, 2022
Vanguard Emerging Markets Bond Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	2
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended September 30, 2022, were a challenging period for financial markets. Vanguard Emerging Markets Bond Fund returned –21.51% for Investor Shares and –21.39% for Admiral Shares. The fund outpaced its benchmark, which returned –24.28%.
•	The economic backdrop deteriorated as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Then price increases broadened to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. That prompted aggressive tightening by the Federal Reserve to bring inflation back in check, which weighed on bond prices and increased fears of recession.
•	Country and security selection proved especially important in this environment. In particular, the fund benefited from an underweight to Russian sovereign bonds.
•	The fund took on more risk to capture value at discounted prices in the summer; this was another positive for relative performance. The fund’s shorter duration in a rising rate environment also helped.
•	The use of derivatives had a net positive contribution to performance.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-17.22%	7.95%	9.00%
Russell 2000 Index (Small-caps)	-23.50	4.29	3.55
Russell 3000 Index (Broad U.S. market)	-17.63	7.70	8.62
FTSE All-World ex US Index (International)	-24.76	-0.95	-0.38
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-14.61%	-3.22%	-0.23%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.50	-1.85	0.59
FTSE Three-Month U.S. Treasury Bill Index	0.63	0.57	1.12
CPI
Consumer Price Index	8.20%	4.95%	3.76%
1

Advisor’s Report
For the 12 months ended September 30, 2022, Vanguard Emerging Markets Bond Fund returned –21.51% for Investor Shares and –21.39% for Admiral Shares. The fund held up better than its benchmark, the JP Morgan EMBI Global Diversified Index, which returned –24.28%.
The fund also outpaced the –22.74% average return of its peer group of emerging-market hard currency debt funds. (A “hard currency” is one that is issued by a historically economically and politically stable country and is widely used around the world as payment for goods and services.)
With interest rates rising significantly during the period, the 30-day SEC yield for the fund’s Investor Shares ended the period at 7.68%, up from 3.44% a year earlier. For Admiral Shares, the yield stood at 7.84%, up from 3.61%.
The investment environment
The period was defined by a historic rise in interest rates, which caused ripple effects across every sector of the financial markets and brought with it renewed volatility.
A number of concerns that had been weighing on market sentiment in late 2021 carried into 2022. Supply-chain bottlenecks persisted, labor remained in short supply in some sectors of the economy as unemployment rates continued to fall, and year-on-year inflation readings, which had been accelerating, climbed to multidecade highs across much of the world.
Then in late February, Russia’s invasion of Ukraine injected more uncertainty into the markets. Oil headed north of $100 per barrel, and staple food prices soared. Although energy prices eventually began to cool amid slowing economic growth and the U.S. government’s release of some strategic oil reserves to boost supply, price increases broadened to other categories of goods and services, heightening concerns that inflation might remain stubbornly high.
In response, major central banks, including the U.S. Federal Reserve, the European Central Bank, and the Bank of England, wound down their bond purchasing programs and began raising short-term interest rates. This created a very challenging environment for bonds. Government bond yields rose across the maturity spectrum in major markets, resulting in falling prices and negative returns for the 12 months. The bellwether U.S. 10-year Treasury yield, for example, jumped 234 basis points to end the period at 3.83%. (A basis point is one-hundredth of a percentage point). Shorter-term U.S. Treasury yields surged even more, with the 2-year yield rising 400 basis points to 4.28%.
Risk premiums increased as well, causing spread sectors including investment-grade corporates, mortgage-backed securities, high yield, and emerging markets to post returns even further in the red than government bonds.

2

Management of the fund
Emerging-market bonds went through a painful repricing of risk along with other risk sectors. Despite the decline of about 24% over the 12 months, we were able to mitigate losses in the portfolio, which outperformed by more than 270 basis points.
We were fairly defensively positioned going into the period, because we believed emerging markets likely would not be immune to an anticipated tightening in global liquidity. In particular, we were underweighted in weaker issuers that didn't do well in our stress tests. After the Russian invasion of Ukraine, however, some of those issuers, such as Sri Lanka, which was already in default and working on restructuring, repriced to levels where we felt the risks were being adequately compensated. Egypt was in a similar position. Although we didn’t expect it to default, we had an underweight to it given the country’s macroeconomic vulnerabilities and its large funding needs. We added exposure once those risks got priced in and we saw a path forward for that country with cooperation from the International Monetary Fund and bilateral lenders.
Even though we did not foresee Russia entering into hostilities with Ukraine, which caused significant losses for holders of Russian, Ukrainian, and Belarusian bonds, results from our stress tests prior to the invasion meant we were underweighted in Russian sovereign bonds when the invasion took place. Moreover, on early signs of hostilities, we were able to aggressively reduce risk further in Russian credit, which more than offset losses from a modest overweight to Ukrainian credits.
On the other hand, a small position in Gazprom bonds added value. We believed that even if tensions escalated between the two countries, bonds of the Russian energy giant were far less likely to come under Western sanctions than their sovereign counterparts.
Instead of adding to existing long positions as the market began to rally in the summer, we took on more generic risk in higher-quality countries. Then as the rally peaked, we took off some of that generic risk, which was the first segment of the market to recover. We held onto our longer-term value trades whose yields we felt were high enough to produce positive returns even if we were to encounter more market stress or some spread widening.
More generally, we saw value in higher-quality credits. That positioning was a major source of alpha generation because the portfolio was less impacted by the rise in U.S. interest rates and the underperformance of riskier assets.
Outlook
The portfolio is once again relatively defensively positioned. We are cautious on both some of the tighter trading names and some of the riskier names. That gives us a lot of flexibility to add risk if the markets begin to recover faster than expected and to seize opportunities in
3

higher-quality bonds if we see additional weakness.
With our global fixed income team of credit analysts and traders and our bottom-up, fundamentals-based research process and disciplined approach to risk-taking, we are well-positioned to identify and invest in potential pockets of outperformance as opportunities arise.
Portfolio Managers:
Daniel Shaykevich
Mauro Favini
Vanguard Fixed Income Group
October 15, 2022
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended September 30, 2022
	Beginning Account Value 3/31/2022	Ending Account Value 9/30/2022	Expenses Paid During Period
Based on Actual Fund Return
Emerging Markets Bond Fund
Investor Shares	$1,000.00	$861.90	$2.57
Admiral™ Shares	1,000.00	862.20	1.87
Based on Hypothetical 5% Yearly Return
Emerging Markets Bond Fund
Investor Shares	$1,000.00	$1,022.31	$2.79
Admiral Shares	1,000.00	1,023.06	2.03
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.55% for Investor Shares and 0.40% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
6

Emerging Markets Bond Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: March 10, 2016, Through September 30, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Five Years	Since Inception (3/10/2016)	Final Value of a $10,000 Investment
Emerging Markets Bond Fund Investor Shares	-21.51%	1.33%	4.05%	$12,975
JP Morgan EMBI Global Diversified	-24.28	-2.62	0.31	10,202
“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Since Inception (12/6/2017)	Final Value of a $50,000 Investment
Emerging Markets Bond Fund Admiral Shares	-21.39%	1.19%	$52,942
JP Morgan EMBI Global Diversified	-24.28	-2.87	43,450
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
7

Emerging Markets Bond Fund
Fund Allocation
As of September 30, 2022
Mexico	9.8%
Indonesia	9.0
South Africa	5.3
Dominican Republic	4.9
Romania	4.4
Chile	3.6
Peru	3.2
United Arab Emirates	3.0
United States	2.9
Egypt	2.6
South Korea	2.5
Uzbekistan	2.4
Malaysia	2.4
Panama	2.3
Serbia	2.2
Colombia	2.1
Azerbaijan	2.1
Kazakhstan	2.1
Poland	1.7
Thailand	1.7
Nigeria	1.7
Ecuador	1.5
Bermuda	1.5
Jordan	1.5
Oman	1.4
Croatia	1.4
Brazil	1.4
Senegal	1.2
Saudi Arabia	1.1
Argentina	1.0
Morocco	1.0
Ukraine	1.0
Russia	1.0
El Salvador	1.0
Georgia	1.0
Other	11.1
The table reflects the fund’s investments, except for short-term investments and derivatives.
8

Emerging Markets Bond Fund
Financial Statements
Schedule of Investments
As of September 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (1.7%)
	United States Treasury Note/Bond	2.750%	8/15/32	26,500	24,239
[1]	United States Treasury Note/Bond	3.000%	8/15/52	11,875	10,252
Total U.S. Government and Agency Obligations (Cost $35,514)					34,491
Corporate Bonds (22.8%)
Azerbaijan (1.2%)
[2]	Southern Gas Corridor CJSC	6.875%	3/24/26	23,215	22,607
	State Oil Co. of The Azerbaijan Republic	6.950%	3/18/30	1,335	1,294
					23,901
Brazil (1.2%)
	Embraer Netherlands Finance BV	6.950%	1/17/28	17,258	16,223
[3]	Globo Comunicacao e Participacoes SA	5.500%	1/14/32	11,870	8,911
					25,134
Chile (2.1%)
	Antofagasta plc	2.375%	10/14/30	2,480	1,838
[3]	Antofagasta plc	5.625%	5/13/32	11,225	10,324
[3]	Empresa de los Ferrocarriles del Estado	3.830%	9/14/61	4,356	2,918
	Empresa Nacional del Petroleo	4.375%	10/30/24	7,709	7,526
	Empresa Nacional del Petroleo	3.750%	8/5/26	15,771	14,175
	Empresa Nacional del Petroleo	5.250%	11/6/29	3,418	3,159
	Inversiones CMPC SA	4.750%	9/15/24	3,980	3,877
					43,817
Ghana (0.0%)
	Tullow Oil plc	7.000%	3/1/25	800	516
India (0.3%)
[3]	JSW Infrastructure Ltd.	4.950%	1/21/29	5,325	4,174
	Network i2i Ltd.	5.650%	12/31/99	2,400	2,207
					6,381
Indonesia (3.4%)
[3]	Freeport Indonesia PT	5.315%	4/14/32	9,570	7,894
	Freeport Indonesia PT	5.315%	4/14/32	4,704	3,892
[3]	Freeport Indonesia PT	6.200%	4/14/52	8,535	6,497
	Indofood CBP Sukses Makmur Tbk PT	4.745%	6/9/51	10,680	6,790
	Indonesia Asahan Aluminium Persero PT	4.750%	5/15/25	3,270	3,190
	Indonesia Asahan Aluminium Persero PT	5.450%	5/15/30	4,100	3,667
	Indonesia Asahan Aluminium Persero PT	5.800%	5/15/50	9,856	7,417
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	4.125%	5/15/27	6,497	5,938
9

Emerging Markets Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	5.450%	5/21/28	19,998	19,025
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	3.875%	7/17/29	3,000	2,542
[3,4]	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	1.875%	11/5/31	4,400	3,100
					69,952
Kazakhstan (1.3%)
	Kazakhstan Temir Zholy Finance BV	6.950%	7/10/42	4,115	4,056
[5]	Kazakhstan Temir Zholy National Co. JSC	3.250%	12/5/23	1,750	1,553
	KazMunayGas National Co. JSC	5.375%	4/24/30	400	310
	KazMunayGas National Co. JSC	5.750%	4/19/47	1,840	1,212
	KazMunayGas National Co. JSC	6.375%	10/24/48	13,500	9,421
	KazTransGas JSC	4.375%	9/26/27	11,599	9,801
					26,353
Malaysia (2.1%)
	Petronas Capital Ltd.	3.500%	4/21/30	44,968	40,556
	Petronas Capital Ltd.	3.404%	4/28/61	3,930	2,666
					43,222
Mauritius (0.1%)
[3]	Axian Telecom Co.	7.375%	2/16/27	3,071	2,787
Mexico (5.3%)
[3]	America Movil SAB de CV	5.375%	4/4/32	9,556	8,235
[3]	CIBANCO SA Institucion de Banca Multiple Trust CIB	4.375%	7/22/31	8,565	6,074
	Comision Federal de Electricidad	4.688%	5/15/29	7,300	6,121
	Petroleos Mexicanos	3.500%	1/30/23	7,850	7,735
	Petroleos Mexicanos	4.625%	9/21/23	2,716	2,642
	Petroleos Mexicanos	6.490%	1/23/27	26,768	22,409
	Petroleos Mexicanos	6.500%	3/13/27	6,145	5,149
	Petroleos Mexicanos	5.950%	1/28/31	7,640	5,157
	Petroleos Mexicanos	6.500%	6/2/41	4,000	2,284
	Petroleos Mexicanos	6.375%	1/23/45	2,137	1,176
	Petroleos Mexicanos	5.625%	1/23/46	1	1
	Petroleos Mexicanos	6.750%	9/21/47	39,457	21,977
	Petroleos Mexicanos	6.350%	2/12/48	10,894	5,845
	Petroleos Mexicanos	7.690%	1/23/50	9,453	5,780
	Petroleos Mexicanos	6.950%	1/28/60	7,945	4,393
[6]	Petroleos Mexicanos	6.700%	2/16/32	4,278	3,009
					107,987
Peru (1.1%)
[3]	Consorcio Transmantaro SA	5.200%	4/11/38	6,090	5,198
[3]	Petroleos del Peru SA	5.625%	6/19/47	8,750	5,252
	Petroleos del Peru SA	5.625%	6/19/47	21,928	13,028
					23,478
Russia (0.5%)
	Gazprom PJSC Via Gaz Capital SA	5.150%	2/11/26	20,522	9,974
Saudi Arabia (0.5%)
	Saudi Arabian Oil Co.	2.875%	4/16/24	10,280	9,946
South Africa (1.3%)
	Eskom Holdings SOC Ltd.	6.750%	8/6/23	15,667	14,846
	Eskom Holdings SOC Ltd.	7.125%	2/11/25	14,447	12,817
					27,663
Thailand (1.5%)
	Bangkok Bank PCL	3.733%	9/25/34	10,552	8,603
[3]	GC Treasury Center Co. Ltd.	4.400%	3/30/32	16,695	14,307
10

Emerging Markets Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	GC Treasury Center Co. Ltd.	4.300%	3/18/51	3,500	2,453
	Thaioil Treasury Center Co. Ltd.	5.375%	11/20/48	5,000	3,967
	Thaioil Treasury Center Co. Ltd.	3.750%	6/18/50	3,500	2,096
					31,426
United States (0.9%)
[3]	JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc.	5.750%	4/1/33	19,341	17,496
Venezuela (0.0%)
[6,7]	Petroleos de Venezuela SA	6.000%	11/15/26	2,850	61
[7]	Petroleos de Venezuela SA	5.375%	4/12/27	462	13
					74
Total Corporate Bonds (Cost $584,288)					470,107
Sovereign Bonds (64.0%)
Angola (0.6%)
[3]	Republic of Angola	8.750%	4/14/32	12,500	9,264
	Republic of Angola	9.125%	11/26/49	6,112	4,122
					13,386
Argentina (0.9%)
	Republic of Argentina	1.000%	7/9/29	926	178
[8]	Republic of Argentina, 0.750% coupon rate effective 7/9/23	0.500%	7/9/30	47,788	9,595
[8]	Republic of Argentina, 3.625% coupon rate effective 7/9/23	1.500%	7/9/35	41,371	7,519
[8]	Republic of Argentina, 4.875% coupon rate effective 7/9/29	3.500%	7/9/41	8,000	1,719
					19,011
Azerbaijan (0.7%)
	Republic of Azerbaijan	4.750%	3/18/24	6,848	6,704
[6]	Republic of Azerbaijan	3.500%	9/1/32	10,500	8,426
					15,130
Bahrain (0.7%)
	Kingdom of Bahrain	6.250%	1/25/51	19,637	13,640
Belarus (0.1%)
	Republic of Belarus	7.625%	6/29/27	2,200	506
	Republic of Belarus	6.200%	2/28/30	1,760	408
	Republic of Belarus	6.378%	2/24/31	8,460	1,946
					2,860
Bermuda (1.3%)
[3]	Government of Bermuda	5.000%	7/15/32	28,430	26,921
Cameroon (0.2%)
[3,4]	Republic of Cameroon	5.950%	7/7/32	6,192	3,982
Chile (1.0%)
	Republic of Chile	2.750%	1/31/27	6,300	5,682
	Republic of Chile	2.550%	7/27/33	7,747	5,811
	Republic of Chile	3.500%	1/31/34	8,873	7,241
	Republic of Chile	3.500%	4/15/53	4,172	2,767
					21,501
Colombia (1.9%)
	Republic of Colombia	2.625%	3/15/23	5,490	5,422
	Republic of Colombia	5.000%	6/15/45	32,587	19,869
	Republic of Colombia	5.200%	5/15/49	22,349	13,793
					39,084
11

Emerging Markets Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Croatia (1.2%)
	Republic of Croatia	5.500%	4/4/23	8,000	7,995
[4]	Republic of Croatia	1.125%	6/19/29	3,000	2,438
[4]	Republic of Croatia	2.750%	1/27/30	4,616	4,080
[4]	Republic of Croatia	1.500%	6/17/31	14,019	10,849
					25,362
Dominican Republic (4.3%)
	Dominican Republic	6.875%	1/29/26	6,000	5,864
	Dominican Republic	5.950%	1/25/27	3,110	2,900
[3]	Dominican Republic	5.500%	2/22/29	41,335	35,607
	Dominican Republic	4.500%	1/30/30	13,209	10,445
	Dominican Republic	4.875%	9/23/32	10,229	7,708
[3]	Dominican Republic	6.000%	2/22/33	8,574	6,965
	Dominican Republic	6.000%	2/22/33	3,985	3,247
	Dominican Republic	5.875%	1/30/60	24,589	16,198
					88,934
Ecuador (1.3%)
[8]	Republic of Ecuador, 3.500% coupon rate effective 7/31/23	2.500%	7/31/35	36,245	11,976
[8]	Republic of Ecuador, 6.000% coupon rate effective 7/31/23	5.500%	7/31/30	32,990	15,532
					27,508
Egypt (2.3%)
	Arab Republic of Egypt	8.500%	1/31/47	10,059	5,612
	Arab Republic of Egypt	7.903%	2/21/48	21,231	11,101
	Arab Republic of Egypt	8.700%	3/1/49	20,457	11,376
	Arab Republic of Egypt	8.875%	5/29/50	2,518	1,408
	Arab Republic of Egypt	8.750%	9/30/51	14,258	7,887
	Arab Republic of Egypt	8.150%	11/20/59	16,204	8,777
	Arab Republic of Egypt	7.500%	2/16/61	2,300	1,191
					47,352
El Salvador (0.9%)
	Republic of El Salvador	8.625%	2/28/29	14,836	5,415
	Republic of El Salvador	8.250%	4/10/32	8,500	3,102
	Republic of El Salvador	7.125%	1/20/50	21,740	6,957
	Republic of El Salvador	9.500%	7/15/52	6,855	2,405
					17,879
Gabon (0.7%)
	Republic of Gabon	6.950%	6/16/25	7,500	6,209
[6]	Republic of Gabon	6.625%	2/6/31	7,000	4,603
	Republic of Gabon	7.000%	11/24/31	4,678	3,089
					13,901
Georgia (0.8%)
	Republic of Georgia	2.750%	4/22/26	20,340	17,233
Ghana (0.2%)
	Republic of Ghana	8.875%	5/7/42	900	334
[6]	Republic of Ghana	8.950%	3/26/51	9,212	3,421
					3,755
Honduras (0.6%)
[6]	Republic of Honduras	7.500%	3/15/24	12,689	12,444
Hungary (0.6%)
	Republic of Hungary	5.375%	2/21/23	1	1
	Republic of Hungary	5.375%	3/25/24	3,970	3,903
[4]	Republic of Hungary	1.625%	4/28/32	6,800	4,443
12

Emerging Markets Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Hungary	3.125%	9/21/51	8,905	4,764
					13,111
India (0.1%)
	Export-Import Bank of India	3.250%	1/15/30	3,000	2,494
Indonesia (4.6%)
[3]	Perusahaan Penerbit SBSN Indonesia III	4.400%	6/6/27	2,840	2,731
	Republic of Indonesia	4.150%	9/20/27	43,926	41,811
	Republic of Indonesia	4.650%	9/20/32	29,060	27,290
	Republic of Indonesia	6.625%	2/17/37	15,123	15,690
	Republic of Indonesia	5.250%	1/17/42	3,273	2,967
	Republic of Indonesia	4.450%	4/15/70	5,195	3,949
					94,438
Ivory Coast (0.4%)
[4]	Republic of Cote d'Ivoire	6.875%	10/17/40	2,815	1,710
[3,4,6]	Republic of Cote d'Ivoire	6.625%	3/22/48	10,599	6,068
					7,778
Jamaica (0.2%)
[6]	Jamaica	7.625%	7/9/25	4,048	4,186
Jordan (1.3%)
[3]	Kingdom of Jordan	7.750%	1/15/28	20,490	19,382
	Kingdom of Jordan	7.375%	10/10/47	10,151	7,410
					26,792
Kazakhstan (0.6%)
[3,9]	Development Bank of Kazakhstan JSC	10.950%	5/6/26	3,450,000	5,775
	Development Bank of Kazakhstan JSC	2.950%	5/6/31	3,849	2,982
	Republic of Kazakhstan	4.875%	10/14/44	4,288	3,307
					12,064
Kenya (0.7%)
	Republic of Kenya	7.000%	5/22/27	11,068	8,517
	Republic of Kenya	7.250%	2/28/28	7,000	5,123
					13,640
Lebanon (0.1%)
[7]	Lebanon Republic	8.250%	4/12/21	2,430	286
[7]	Lebanon Republic	6.100%	10/4/22	2,250	137
[7]	Lebanon Republic	6.650%	4/22/24	2,890	167
[7]	Lebanon Republic	7.000%	3/20/28	6,310	383
[7]	Lebanon Republic	6.650%	2/26/30	4,900	294
[7]	Lebanon Republic	7.150%	11/20/31	1,445	88
[7]	Lebanon Republic	8.200%	5/17/33	1,445	86
[7]	Lebanon Republic	8.250%	5/17/34	1,445	87
					1,528
Mexico (3.4%)
[10]	Mexican Bonos	7.750%	5/29/31	150,000	6,615
[10]	Mexican Bonos	7.750%	11/13/42	796,000	32,828
	United Mexican States	4.400%	2/12/52	41,523	28,659
	United Mexican States	5.750%	10/12/10	3,520	2,719
					70,821
Mongolia (0.4%)
	Mongolia	5.625%	5/1/23	6,263	5,728
[3]	Mongolia	5.125%	4/7/26	3,020	2,394
					8,122
13

Emerging Markets Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Morocco (0.9%)
[3,4]	Kingdom of Morocco	2.000%	9/30/30	10,430	7,228
	Kingdom of Morocco	3.000%	12/15/32	2,635	1,850
	Kingdom of Morocco	4.000%	12/15/50	16,713	9,549
					18,627
Namibia (0.2%)
	Republic of Namibia	5.250%	10/29/25	4,402	3,941
Nigeria (1.5%)
	Republic of Nigeria	6.125%	9/28/28	6,164	4,096
[3]	Republic of Nigeria	8.375%	3/24/29	12,408	8,876
	Republic of Nigeria	7.875%	2/16/32	10,532	6,782
[3]	Republic of Nigeria	8.250%	9/28/51	20,202	11,323
					31,077
North Macedonia (0.1%)
[4]	North Macedonia	2.750%	1/18/25	869	771
[3,4]	North Macedonia	1.625%	3/10/28	1,114	794
					1,565
Oman (1.3%)
	Sultanate of Oman	6.500%	3/8/47	11,031	8,664
[3]	Sultanate of Oman	7.000%	1/25/51	9,512	7,806
	Sultanate of Oman	7.000%	1/25/51	11,613	9,596
					26,066
Pakistan (0.6%)
	Islamic Republic of Pakistan	8.875%	4/8/51	31,846	11,385
Panama (2.1%)
	Panama Bonos del Tesoro	3.362%	6/30/31	1,941	1,595
[6]	Republic of Panama	3.870%	7/23/60	51,178	30,284
	Republic of Panama	4.500%	1/19/63	16,572	10,843
					42,722
Paraguay (0.7%)
	Republic of Paraguay	4.625%	1/25/23	6,710	6,682
	Republic of Paraguay	5.000%	4/15/26	3,512	3,393
[6]	Republic of Paraguay	5.400%	3/30/50	7,047	5,227
					15,302
Peru (1.7%)
	Corp. Financiera de Desarrollo SA	4.750%	7/15/25	203	196
[3]	Corp. Financiera de Desarrollo SA	2.400%	9/28/27	1,903	1,567
[3]	Fondo MIVIVIENDA SA	4.625%	4/12/27	7,168	6,717
	Republic of Peru	7.350%	7/21/25	9,005	9,455
	Republic of Peru	2.783%	1/23/31	6,000	4,772
	Republic of Peru	3.000%	1/15/34	16,124	12,136
					34,843
Philippines (0.5%)
[4]	Republic of Philippines	1.750%	4/28/41	16,378	9,603
Poland (1.5%)
[11]	Republic of Poland	3.750%	5/25/27	183,325	31,731
Romania (3.9%)
[3]	Romania	5.250%	11/25/27	21,839	19,721
[4]	Romania	2.125%	3/7/28	4,600	3,475
[4]	Romania	2.875%	5/26/28	6,400	4,922
[4]	Romania	6.625%	9/27/29	18,750	17,287
14

Emerging Markets Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4]	Romania	1.750%	7/13/30	19,185	12,080
[4]	Romania	1.750%	7/13/30	7,460	4,697
[3]	Romania	6.000%	5/25/34	14,596	12,242
[3,4]	Romania	2.750%	4/14/41	5,200	2,583
[4]	Romania	2.750%	4/14/41	5,771	2,867
					79,874
Russia (0.4%)
[7,12]	Russian Federation	6.900%	7/23/31	928,956	3,781
[4]	Russian Federation	2.650%	5/27/36	11,900	4,637
					8,418
Saudi Arabia (0.5%)
	Kingdom of Saudi Arabia	2.875%	3/4/23	5,064	5,027
	Kingdom of Saudi Arabia	3.250%	11/17/51	6,400	4,345
					9,372
Senegal (1.1%)
[6]	Republic of Senegal	6.250%	5/23/33	5,046	3,800
[6]	Republic of Senegal	6.750%	3/13/48	29,675	18,529
					22,329
Serbia (2.0%)
[4]	Republic of Serbia	3.125%	5/15/27	43,998	35,064
[3,4]	Republic of Serbia	2.050%	9/23/36	10,316	5,240
					40,304
South Africa (3.4%)
	Republic of South Africa	4.665%	1/17/24	1,915	1,872
	Republic of South Africa	4.300%	10/12/28	20,955	17,424
	Republic of South Africa	4.850%	9/30/29	12,234	10,085
	Republic of South Africa	5.875%	4/20/32	16,480	13,571
	Republic of South Africa	5.650%	9/27/47	6,502	4,146
	Republic of South Africa	5.750%	9/30/49	7,037	4,490
	Republic of South Africa	7.300%	4/20/52	23,679	17,923
					69,511
South Korea (2.2%)
	Export-Import Bank of Korea	4.000%	9/15/24	9,323	9,216
	Korea Development Bank	4.000%	9/8/25	6,820	6,680
	Korea Electric Power Co.	5.375%	4/6/26	8,500	8,488
[3]	Korea National Oil Corp.	1.750%	4/18/25	22,153	20,381
					44,765
Sri Lanka (0.5%)
[7]	Republic of Sri Lanka	6.125%	6/3/25	8,504	2,313
[7]	Republic of Sri Lanka	6.825%	7/18/26	12,679	3,201
[7]	Republic of Sri Lanka	6.750%	4/18/28	5,319	1,316
[7]	Republic of Sri Lanka	7.850%	3/14/29	14,755	3,652
[7]	Republic of Sri Lanka	7.550%	3/28/30	1,686	414
					10,896
Tunisia (0.4%)
	Tunisian Republic	5.750%	1/30/25	13,250	7,955
Turkey (0.6%)
	Republic of Turkey	5.750%	5/11/47	18,980	11,377
Ukraine (0.9%)
[7]	Ukraine	7.750%	9/1/25	11,800	2,735
[7]	Ukraine	8.994%	2/1/26	14,610	3,025
[7]	Ukraine	7.750%	9/1/26	10,557	2,148
15

Emerging Markets Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	Ukraine	7.750%	9/1/27	22,715	4,484
[7]	Ukraine	7.750%	9/1/28	12,465	2,577
[7]	Ukraine	9.750%	11/1/30	501	106
[7]	Ukraine	6.876%	5/21/31	5,900	1,085
[4,7]	Ukraine	4.375%	1/27/32	4,700	813
[7]	Ukraine	7.253%	3/15/35	8,200	1,508
[6,7]	Ukreximbank Via Biz Finance plc	9.750%	1/22/25	63	21
					18,502
United Arab Emirates (2.6%)
[3]	Emirate of Abu Dhabi	4.951%	7/7/52	48,390	46,223
[3]	Finance Department Government of Sharjah	4.000%	7/28/50	2,646	1,560
	Finance Department Government of Sharjah	4.000%	7/28/50	5,860	3,444
	Finance Department Government of Sharjah	4.375%	3/10/51	4,060	2,483
					53,710
Uzbekistan (2.1%)
	Republic of Uzbekistan	4.750%	2/20/24	24,199	22,792
[3]	Uzbekneftegaz JSC	4.750%	11/16/28	27,361	20,616
					43,408
Venezuela (0.0%)
[7]	Republic of Venezuela	11.750%	10/21/26	640	48
[7]	Republic of Venezuela	7.000%	3/31/38	1,500	120
					168
Vietnam (0.2%)
	Socialist Republic of Vietnam	4.800%	11/19/24	4,700	4,624
Total Sovereign Bonds (Cost $1,797,894)					1,316,932
				Shares
Temporary Cash Investments (11.5%)
Money Market Fund (11.5%)
[13]	Vanguard Market Liquidity Fund (Cost $237,594)	2.828%		2,376,888	237,617
	Counterparty	Expiration Date	Exercise Price	Notional Value ($000)
Options Purchased (0.0%)
Foreign Currency Options (0.0%)
Call Options
EUR	BARC	10/21/22	USD 1.220	EUR 110,665	—
16

Emerging Markets Bond Fund
	Counterparty	Expiration Date	Exercise Price	Notional Value ($000)	Market Value• ($000)
EUR	BANA	10/14/22	USD 1.040	EUR 43,905	8
					8
Total Options Purchased (Cost $1,132)					8
Total Investments (100.0%) (Cost $2,656,422)					2,059,155
Other Assets and Liabilities—Net (0.0%)					408
Net Assets (100.0%)					2,059,563
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $604,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
2	Guaranteed by the Republic of Azerbaijan.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, the aggregate value was $407,213,000, representing 19.8% of net assets.
4	Face amount denominated in euro.
5	Face amount denominated in Swiss francs.
6	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
7	Non-income-producing security—security in default.
8	Step bond.
9	Face amount denominated in Kazakhstan Tenge.
10	Face amount denominated in Mexican pesos.
11	Guaranteed by the Republic of Poland.
12	Face amount denominated in Russian rubles.
13	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
BANA—Bank of America, N.A.
BARC—Barclays Bank plc.
EUR—euro.
USD—U.S. dollar.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2022	40	8,216	1
5-Year U.S. Treasury Note	December 2022	532	57,194	372
Long U.S. Treasury Bond	December 2022	81	10,239	(849)
Ultra 10-Year U.S. Treasury Note	December 2022	346	40,996	(2,684)
Ultra Long U.S. Treasury Bond	December 2022	369	50,553	(3,427)
				(6,587)
17

Emerging Markets Bond Fund
Futures Contracts (continued)
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Short Futures Contracts
10-Year Japanese Government Bond	December 2022	(29)	(29,715)	21
10-Year U.S. Treasury Note	December 2022	(43)	(4,819)	32
Euro-Bobl	December 2022	(346)	(40,607)	1,185
Euro-Bund	December 2022	(201)	(27,281)	1,470
Euro-Schatz	December 2022	(968)	(101,666)	1,112
				3,820
				(2,767)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Morgan Stanley Capital Services Inc.	12/21/22	CNY	223,765	USD	31,448	—	(51)
Royal Bank of Canada	12/21/22	EUR	211	USD	209	—	—
Morgan Stanley Capital Services Inc.	12/21/22	ILS	73,151	USD	21,303	—	(637)
Bank of America, N.A.	12/21/22	ILS	36,392	USD	10,310	—	(29)
Morgan Stanley Capital Services Inc.	12/21/22	JPY	1,538,789	USD	10,723	12	—
Morgan Stanley Capital Services Inc.	12/21/22	TRY	360,912	USD	17,565	—	—
Standard Chartered Bank	12/21/22	TRY	22,802	USD	1,138	—	(29)
Standard Chartered Bank	12/21/22	USD	1,722	CHF	1,652	33	—
Morgan Stanley Capital Services Inc.	12/21/22	USD	32,456	CNY	227,094	592	—
Morgan Stanley Capital Services Inc.	10/11/22	USD	10,370	CNY	73,895	18	—
Morgan Stanley Capital Services Inc.	12/21/22	USD	14,687	COP	66,326,613	518	—
UBS AG	12/21/22	USD	1,179	CZK	29,200	23	—
Morgan Stanley Capital Services Inc.	12/21/22	USD	184,838	EUR	183,754	3,548	—
Bank of America, N.A.	12/21/22	USD	18,178	EUR	18,675	—	(247)
Goldman Sachs & Co.	12/21/22	USD	10,548	EUR	10,710	—	(18)
Goldman Sachs & Co.	12/21/22	USD	226	HUF	93,022	16	—
Standard Chartered Bank	12/21/22	USD	—	HUF	152	—	—
JPMorgan Chase Bank, N.A.	12/21/22	USD	21,730	ILS	75,490	403	—
Standard Chartered Bank	12/21/22	USD	16,386	JPY	2,329,678	134	—
Bank of America, N.A.	12/21/22	USD	10,655	JPY	1,522,577	33	—
Royal Bank of Canada	12/21/22	USD	43,500	MXN	885,789	169	—
Bank of America, N.A.	12/21/22	USD	37,106	PLN	176,825	1,940	—
18

Emerging Markets Bond Fund
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Morgan Stanley Capital Services Inc.	10/13/22	USD	17,565	TRY	331,754	4	—
Morgan Stanley Capital Services Inc.	12/21/22	USD	9,599	TRY	204,940	—	(375)
Goldman Sachs & Co.	12/21/22	USD	5,075	TRY	101,201	150	—
Citibank, N.A.	12/21/22	USD	1,789	TRY	35,830	45	—
UBS AG	12/21/22	USD	182	TRY	3,665	3	—
Bank of America, N.A.	12/21/22	USD	3	TRY	68	—	—
						7,641	(1,386)
CHF—Swiss franc.
CNY—Chinese renminbi.
COP—Colombia peso.
CZK—Czech koruna.
EUR—euro.
HUF—Hungarian forint.
ILS—Israeli shekel.
JPY—Japanese yen.
MXN—Mexican peso.
PLN—Polish zloty.
TRY—Turkish lira.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Credit Protection Sold/Moody's Rating
Federation of Malaysia/A3	12/21/27	BARC	39,900	1.000	(364)	(127)	—	(237)
Federation of Malaysia/A3	12/21/27	MSCS	24,000	1.000	(220)	(153)	—	(67)
Federation of Malaysia/A3	12/21/27	MSCS	5,560	1.000	(51)	(38)	—	(13)
Republic of Chile/A2	12/21/27	BARC	27,860	1.000	(858)	(879)	21	—
Republic of Chile/A2	12/21/27	JPMC	8,250	1.000	(254)	(223)	—	(31)
Republic of Chile/A2	12/21/27	MSCS	15,730	1.000	(485)	(356)	—	(129)
Republic of Philippines/Baa2	12/21/27	BARC	6,790	1.000	(146)	(116)	—	(30)
19

Emerging Markets Bond Fund
Over-the-Counter Credit Default Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Republic of Philippines/Baa2	12/21/27	GSI	38,470	1.000	(824)	(132)	—	(692)
Republic of Turkey/B3	12/21/27	BANA	41,570	1.000	(10,435)	(10,458)	23	—
					(13,637)	(12,482)	44	(1,199)
Credit Protection Purchased
Petroleos Mexicanos	12/22/26	BARC	15,300	(1.000)	3,153	1,342	1,811	—
Republic of Colombia	6/22/27	BANA	11,960	(1.000)	983	609	374	—
Republic of Colombia	6/22/27	JPMC	8,395	(1.000)	690	526	164	—
Republic of Colombia	6/22/27	MSCS	14,280	(1.000)	1,174	616	558	—
Republic of Korea	6/22/27	BNPSW	12,250	(1.000)	(238)	(296)	58	—
Republic of South Africa	6/22/27	BNPSW	12,000	(1.000)	1,062	902	160	—
Republic of South Africa	6/22/27	MSCS	11,955	(1.000)	1,058	898	160	—
					7,882	4,597	3,285	—
					(5,755)	(7,885)	3,329	(1,199)
1 Periodic premium received/paid quarterly.
BANA—Bank of America, N.A.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
GSI—Goldman Sachs International.
JPMC—JPMorgan Chase Bank, N.A.
MSCS—Morgan Stanley Capital Services LLC.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At September 30, 2022, the counterparties had deposited in segregated accounts securities with a value of $3,538,000 and cash of $6,390,000 in connection with open forward currency contracts and open over-the-counter swap contracts.
Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount ($000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
6/28/24	6/28/23[1]	1,267,970[2]	0.000[3]	(6.165)[4]	158	158
8/9/24	8/9/23[1]	1,759,455[2]	0.000[3]	(5.301)[4]	636	636
1/2/25	N/A	183,143[5]	11.850[4]	(0.000)[6]	141	141
20

Emerging Markets Bond Fund
Centrally Cleared Interest Rate Swaps (continued)
Termination Date	Future Effective Date	Notional Amount ($000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
3/16/26	3/16/23[1]	18,783,375[7]	0.000[8]	(11.780)[9]	(154)	(42)
12/21/27	12/21/22[1]	2,958,915[10]	0.000[11]	(6.805)[12]	244	244
					1,025	1,137
1	Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2	Notional amount denominated in Czeck koruna.
3	Based on Prague Interbank Offered Rate as of the most recent payment date. Interest payment received/paid semiannually.
4	Interest payment received/paid at maturity.
5	Notional amount denominated in Brazilian real.
6	Based on Brazil Interbank Deposit Certificate (CDI) as of the most recent payment date. Interest payment received/paid daily.
7	Notional amount denominated in Hungarian Forint.
8	Based on Budapest Interbank Offered Rate as of the most recent payment date. Interest payment received/paid semiannually.
9	Interest payment received/paid annually.
10	Notional amount denominated in Indian rupee.
11	Based on 1-day Overnight Mumbai Interbank Outright Rate as of the most recent payment date. Interest payment received/paid semiannually.
12	Interest payment received/paid semiannually.

See accompanying Notes, which are an integral part of the Financial Statements.
21

Emerging Markets Bond Fund
Statement of Assets and Liabilities
As of September 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,418,828)	1,821,538
Affiliated Issuers (Cost $237,594)	237,617
Total Investments in Securities	2,059,155
Investment in Vanguard	82
Cash Collateral Pledged—Futures Contracts	7,519
Cash Collateral Pledged—Foward Currency Contracts and Over-the-Counter Swap Contracts	6,100
Cash Collateral Pledged—Centrally Cleared Swap Contracts	3,832
Foreign Currency, at Value (Cost $169)	135
Receivables for Investment Securities Sold	16,424
Receivables for Accrued Income	31,121
Receivables for Capital Shares Issued	1,881
Swap Premiums Paid	4,893
Variation Margin Receivable—Centrally Cleared Swap Contracts	252
Unrealized Appreciation—Forward Currency Contracts	7,641
Unrealized Appreciation—Over-the-Counter Swap Contracts	3,329
Total Assets	2,142,364
Liabilities
Due to Custodian	6,091
Payables for Investment Securities Purchased	46,185
Payables for Capital Shares Redeemed	11,964
Payables for Distributions	1,398
Payables to Vanguard	365
Swap Premiums Received	12,778
Variation Margin Payable—Futures Contracts	1,435
Unrealized Depreciation—Forward Currency Contracts	1,386
Unrealized Depreciation—Over-the-Counter Swap Contracts	1,199
Total Liabilities	82,801
Net Assets	2,059,563
22

Emerging Markets Bond Fund
Statement of Assets and Liabilities (continued)
At September 30, 2022, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	2,761,813
Total Distributable Earnings (Loss)	(702,250)
Net Assets	2,059,563

Investor Shares—Net Assets
Applicable to 19,444,235 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	169,948
Net Asset Value Per Share—Investor Shares	$8.74

Admiral Shares—Net Assets
Applicable to 92,934,907 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,889,615
Net Asset Value Per Share—Admiral Shares	$20.33

See accompanying Notes, which are an integral part of the Financial Statements.
23

Emerging Markets Bond Fund
Statement of Operations

Year Ended September 30, 2022
($000)
Investment Income
Income
Interest[1,2]	122,157
Total Income	122,157
Expenses
The Vanguard Group—Note B
Investment Advisory Services	182
Management and Administrative—Investor Shares	1,161
Management and Administrative—Admiral Shares	8,073
Marketing and Distribution—Investor Shares	27
Marketing and Distribution—Admiral Shares	118
Custodian Fees	84
Auditing Fees	42
Shareholders’ Reports—Investor Shares	17
Shareholders’ Reports—Admiral Shares	62
Trustees’ Fees and Expenses	1
Other Expenses	20
Total Expenses	9,787
Expenses Paid Indirectly	(3)
Net Expenses	9,784
Net Investment Income	112,373
Realized Net Gain (Loss)
Investment Securities Sold[1,3]	(177,074)
Futures Contracts	19,183
Options Purchased	(1,953)
Options Written	913
Swap Contracts	12,656
Forward Currency Contracts	45,199
Foreign Currencies	(7,158)
Realized Net Gain (Loss)	(108,234)
24

Emerging Markets Bond Fund
Statement of Operations (continued)
Year Ended September 30, 2022
($000)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(548,769)
Futures Contracts	(4,193)
Options Purchased	(574)
Swap Contracts	2,386
Forward Currency Contracts	(5,542)
Foreign Currencies	(1,961)
Change in Unrealized Appreciation (Depreciation)	(558,653)
Net Increase (Decrease) in Net Assets Resulting from Operations	(554,514)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,702,000, ($67,000), $8,000, and $14,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Interest is net of foreign withholding taxes of $56,000.
3	Realized gain (loss) is net of foreign capital gain taxes of $17,000.

See accompanying Notes, which are an integral part of the Financial Statements.
25

Emerging Markets Bond Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	112,373	64,858
Realized Net Gain (Loss)	(108,234)	51,799
Change in Unrealized Appreciation (Depreciation)	(558,653)	(38,880)
Net Increase (Decrease) in Net Assets Resulting from Operations	(554,514)	77,777
Distributions
Investor Shares	(16,513)	(11,494)
Admiral Shares	(140,877)	(71,973)
Total Distributions	(157,390)	(83,467)
Capital Share Transactions
Investor Shares	(110,539)	220,426
Admiral Shares	351,587	1,332,635
Net Increase (Decrease) from Capital Share Transactions	241,048	1,553,061
Total Increase (Decrease)	(470,856)	1,547,371
Net Assets
Beginning of Period	2,530,419	983,048
End of Period	2,059,563	2,530,419

See accompanying Notes, which are an integral part of the Financial Statements.
26

Emerging Markets Bond Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$11.88	$11.73	$11.19	$10.36	$10.76
Investment Operations
Net Investment Income[1]	.470	.386	.495	.524	.443
Net Realized and Unrealized Gain (Loss) on Investments	(2.929)	.304	.655	.826	(.193)
Total from Investment Operations	(2.459)	.690	1.150	1.350	.250
Distributions
Dividends from Net Investment Income	(.488)	(.391)	(.400)	(.520)	(.439)
Distributions from Realized Capital Gains	(.193)	(.149)	(.210)	—	(.211)
Total Distributions	(.681)	(.540)	(.610)	(.520)	(.650)
Net Asset Value, End of Period	$8.74	$11.88	$11.73	$11.19	$10.36
Total Return[2]	-21.51%	5.91%	10.67%	13.40%	2.39%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$170	$348	$129	$64	$25
Ratio of Total Expenses to Average Net Assets	0.55%[3]	0.55%	0.60%	0.60%	0.60%
Ratio of Net Investment Income to Average Net Assets	4.44%	3.21%	4.40%	4.73%	4.29%
Portfolio Turnover Rate	168%	186%	266%	272%	350%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.55%.

See accompanying Notes, which are an integral part of the Financial Statements.
27

Emerging Markets Bond Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,				December 6, 2017[1] to September 30, 2018
	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$27.64	$27.30	$26.03	$24.11	$24.80
Investment Operations
Net Investment Income[2]	1.160	.942	1.192	1.228	.875
Net Realized and Unrealized Gain (Loss) on Investments	(6.844)	.695	1.535	1.940	(.659)
Total from Investment Operations	(5.684)	1.637	2.727	3.168	.216
Distributions
Dividends from Net Investment Income	(1.176)	(.950)	(.969)	(1.248)	(.906)
Distributions from Realized Capital Gains	(.450)	(.347)	(.488)	—	—
Total Distributions	(1.626)	(1.297)	(1.457)	(1.248)	(.906)
Net Asset Value, End of Period	$20.33	$27.64	$27.30	$26.03	$24.11
Total Return[3]	-21.39%	6.03%	10.89%	13.53%	0.92%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,890	$2,182	$854	$306	$76
Ratio of Total Expenses to Average Net Assets	0.40%[4]	0.40%	0.45%	0.45%	0.45%[5]
Ratio of Net Investment Income to Average Net Assets	4.81%	3.37%	4.54%	4.88%	4.44%[5]
Portfolio Turnover Rate	168%	186%	266%	272%	350%
1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.40%.
5	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.
28

Emerging Markets Bond Fund
Notes to Financial Statements
Vanguard Emerging Markets Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Options: The fund invests in options on foreign currency, which are transacted over-the-counter (OTC) and not on an exchange. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay
29

Emerging Markets Bond Fund
net amounts due to the fund. The fund mitigates its counterparty risk by entering into options with a diverse group of prequalified counterparties and monitoring their financial strength. The primary risk associated with purchasing options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the exercise price of the option exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the exercise price of the option exceeds the value of the underlying investment, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.
Options contracts on foreign currency are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended September 30, 2022, the fund’s average value of investments in options purchased and options written represented less than 1% of net assets, based on the average market values at each quarter-end during the period.
4. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2022, the fund’s average investments in long and short futures contracts represented 5% and 8% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
30

Emerging Markets Bond Fund
5. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended September 30, 2022, the fund’s average investment in forward currency contracts represented 32% of net assets, based on the average of the notional amounts at each quarter-end during the period.
6. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
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Emerging Markets Bond Fund
The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
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Emerging Markets Bond Fund
During the year ended September 30, 2022, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 5% and 3% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 6% of net assets, based on the average of notional amounts at each quarter-end during the period.
The following table summarizes the fund’s derivative assets and liabilities by counterparty for derivatives subject to arrangements that provide for offsetting assets and liabilities. Exchange-traded and centrally cleared derivatives are listed separately.
	Assets Reflected in Statement of Assets and Liabilities[1] ($000)	Liabilities Reflected in Statement of Assets and Liabilities[1] ($000)	Net Amount Receivable (Payable) ($000)	Amounts Not Offset in the Statement of Assets and Liabilities		Net Exposure[3] (Not Less Than $0) ($000)
				Collateral Pledged[2] ($000)	Collateral Received[2] ($000)
Derivatives Subject to Offsetting Arrangements, by Counterparty
Bank of America, N.A.	2,378	(276)	2,102	6,100	—	2,102
Barclays Bank plc	1,832	(267)	1,565	—	2,009	—
BNP Paribas	218	—	218	—	674	—
Citibank, N.A.	45	—	45	—	10	35
Goldman Sachs & Co.	166	(18)	148	—	—	148
Goldman Sachs International	—	(692)	(692)	604	—	—
JPMorgan Chase Bank, N.A.	567	(31)	536	—	855	—
Morgan Stanley Capital Services Inc.	5,410	(1,272)	4,138	—	5,870	—
Royal Bank of Canada	169	—	169	—	510	—
Standard Chartered Bank	167	(29)	138	—	—	138
UBS AG	26	—	26	—	—	26
Centrally Cleared Swap Contracts	252	—	252	3,832	—	—
Exchange-Traded Futures Contracts	—	(1,435)	(1,435)	7,519	—	—
Total	11,230	(4,020)	7,210	18,055	9,928	2,449
1  Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
2  Securities or other assets pledged as collateral are noted in the Schedule of Investments and Statement of Assets and Liabilities. Securities or other assets received as collateral are held in a segregated account and not included in the fund’s security holdings in the Schedule of Investments.
3  Net Exposure represents the net amount receivable from the counterparty in the event of default. Counterparties are not required to exchange collateral if amount is below a specified minimum transfer amount.
7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations,
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Emerging Markets Bond Fund
which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
8. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
9. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in
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Emerging Markets Bond Fund
Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2022, the fund had contributed to Vanguard capital in the amount of $82,000, representing less than 0.01% of the fund’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2022, custodian fee offset arrangements reduced the fund’s expenses by $3,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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Emerging Markets Bond Fund
The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	34,491	—	34,491
Corporate Bonds	—	470,107	—	470,107
Sovereign Bonds	—	1,316,932	—	1,316,932
Temporary Cash Investments	237,617	—	—	237,617
Options Purchased	—	8	—	8
Total	237,617	1,821,538	—	2,059,155
Derivative Financial Instruments
Assets
Futures Contracts[1]	4,193	—	—	4,193
Forward Currency Contracts	—	7,641	—	7,641
Swap Contracts	1,179[1]	3,329	—	4,508
Total	5,372	10,970	—	16,342
Liabilities
Futures Contracts[1]	6,960	—	—	6,960
Forward Currency Contracts	—	1,386	—	1,386
Swap Contracts	42[1]	1,199	—	1,241
Total	7,002	2,585	—	9,587
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	At September 30, 2022, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Investments in Secuties, at Value—Unaffiliated Issuers (Options Purchased)	—	8	—	8
Swap Premiums Paid	—	—	4,893	4,893
Unrealized Appreciation—Futures Contracts[1]	4,193	—	—	4,193
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	1,179	—	—	1,179
Unrealized Appreciation—Forward Currency Contracts	—	7,641	—	7,641
Unrealized Appreciation— Over-the-Counter Swap Contracts	—	—	3,329	3,329
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Emerging Markets Bond Fund
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Total Assets	5,372	7,649	8,222	21,243

Swap Premiums Received	—	—	12,778	12,778
Unrealized Depreciation—Futures Contracts[1]	6,960	—	—	6,960
Unrealized Depreciation—Centrally Cleared Swap Contracts[1]	42	—	—	42
Unrealized Depreciation—Forward Currency Contracts	—	1,386	—	1,386
Unrealized Depreciation— Over-the-Counter Swap Contracts	—	—	1,199	1,199
Total Liabilities	7,002	1,386	13,977	22,365
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2022, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	19,183	—	—	19,183
Options Purchased	—	(1,953)	—	(1,953)
Options Written	—	913	—	913
Swap Contracts	8,299	—	4,357	12,656
Forward Currency Contracts	—	45,199	—	45,199
Realized Net Gain (Loss) on Derivatives	27,482	44,159	4,357	75,998
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(4,193)	—	—	(4,193)
Options Purchased	—	(574)	—	(574)
Swap Contracts	1,137	—	1,249	2,386
Forward Currency Contracts	—	(5,542)	—	(5,542)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(3,056)	(6,116)	1,249	(7,923)
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions, corporate actions, swap agreements, and tax expense on capital gains were reclassified between the individual components of total distributable earnings (loss).
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Emerging Markets Bond Fund
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; the recognition of gain or loss from foreign currency hedges; the treatment of amortization adjustments from certain fixed income securities; and corporate actions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	2,576
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(211,431)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(491,997)
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	146,873	83,228
Long-Term Capital Gains	10,517	239
Total	157,390	83,467
*	Includes short-term capital gains, if any.
As of September 30, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	2,546,489
Gross Unrealized Appreciation	42,106
Gross Unrealized Depreciation	(534,103)
Net Unrealized Appreciation (Depreciation)	(491,997)
G.	During the year ended September 30, 2022, the fund purchased $3,348,006,000 of investment securities and sold $3,034,289,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $394,803,000 and $356,614,000, respectively.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2022, such purchases were $0 and sales were $21,579,000, resulting in net
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Emerging Markets Bond Fund
realized loss of $1,149,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
H.	Capital share transactions for each class of shares were:

	Year Ended September 30,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	149,839	14,152	319,072	26,518
Issued in Lieu of Cash Distributions	15,184	1,423	10,533	876
Redeemed	(275,562)	(25,467)	(109,179)	(9,091)
Net Increase (Decrease)—Investor Shares	(110,539)	(9,892)	220,426	18,303
Admiral Shares
Issued	1,382,857	57,046	1,672,098	59,838
Issued in Lieu of Cash Distributions	120,787	4,991	60,074	2,148
Redeemed	(1,152,057)	(48,043)	(399,537)	(14,310)
Net Increase (Decrease)—Admiral Shares	351,587	13,994	1,332,635	47,676
At September 30, 2022, one shareholder was a record or beneficial owner of 37% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
I.	Management has determined that no events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in these financial statements.
39

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Emerging Markets Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Emerging Markets Bond Fund (one of the funds constituting Vanguard Malvern Funds, referred to hereafter as the "Fund") as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statement of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers  LLP
Philadelphia, Pennsylvania
November 17, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
40

Tax information (unaudited)
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $10,517,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates 78.7%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates $922,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q14310 112022

Annual Report  |  September 30, 2022
Vanguard Institutional Bond Funds
Vanguard Institutional Short-Term Bond Fund
Vanguard Institutional Intermediate-Term Bond Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended September 30, 2022, were a challenging time for financial markets. Vanguard Institutional Short-Term Bond Fund returned –4.89% for the period, outpacing its benchmark, the Bloomberg U.S. Government/Credit 1–3 Year ex Baa Index, which returned –5.07%. Vanguard Institutional Intermediate-Term Bond Fund also held up relatively well. The fund returned –9.93%, while its benchmark, the Bloomberg U.S. Intermediate Aggregate ex Baa Index, returned –11.33%.
•	The economic backdrop deteriorated as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s February invasion of Ukraine. Price increases then broadened to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. That in turn prompted aggressive tightening by the Federal Reserve to bring inflation back in check, which weighed on bond prices and increased fears of recession.
•	The Short-Term Fund fared a bit better than its benchmark index thanks to its holdings in government agency bonds and security selection in investment-grade corporate bonds.
•	The primary driver of the Intermediate-Term Fund’s outperformance versus its benchmark was its shorter duration (a measure, in years, of a portfolio’s sensitivity to changes in interest rates).
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-17.22%	7.95%	9.00%
Russell 2000 Index (Small-caps)	-23.50	4.29	3.55
Russell 3000 Index (Broad U.S. market)	-17.63	7.70	8.62
FTSE All-World ex US Index (International)	-24.76	-0.95	-0.38
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-14.61%	-3.22%	-0.23%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.50	-1.85	0.59
FTSE Three-Month U.S. Treasury Bill Index	0.63	0.57	1.12
CPI
Consumer Price Index	8.20%	4.95%	3.76%

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2022
	Beginning Account Value 3/31/2022	Ending Account Value 9/30/2022	Expenses Paid During Period
Based on Actual Fund Return
Institutional Short-Term Bond Fund	$1,000.00	$979.70	$0.10
Institutional Intermediate-Term Bond Fund	$1,000.00	$945.80	$0.10
Based on Hypothetical 5% Yearly Return
Institutional Short-Term Bond Fund	$1,000.00	$1,024.97	$0.10
Institutional Intermediate-Term Bond Fund	$1,000.00	$1,024.97	$0.10
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratio for that period are 0.02% for Institutional Short-Term Bond Fund and 0.02% for Institutional Intermediate-Term Bond Fund. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Institutional Short-Term Bond Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2012, Through September 30, 2022
Initial Investment of $10,000,000
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000,000 Investment
Institutional Short-Term Bond Fund Institutional Plus Shares	-4.89%	1.02%	1.09%	$11,148,907
Bloomberg U.S. Government/Credit 1–3 Year ex Baa Index	-5.07	0.64	0.72	10,739,725
Bloomberg U.S. Aggregate Float Adjusted Index	-14.61	-0.23	0.91	10,952,804
The fund is the successor to VFTC Short-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the fund in connection with the fund’s commencement of operations on or about June 19, 2015. The performance of the fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the fund’s Institutional Plus Shares. If the performance of the predecessor trust was adjusted to reflect the expenses of the fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company registered under the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.
See Financial Highlights for dividend and capital gains information.

Institutional Short-Term Bond Fund
Fund Allocation
As of September 30, 2022
Asset-Backed/Commercial Mortgage-Backed Securities	34.6%
Corporate Bonds	32.2
Sovereign Bonds	4.8
Taxable Municipal Bonds	0.8
U.S. Government and Agency Obligations	27.6
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Institutional Short-Term Bond Fund
Financial Statements
Schedule of Investments
As of September 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (28.1%)
U.S. Government Securities (26.6%)
	United States Treasury Note/Bond	0.125%	7/31/23	250,000	241,641
[1,2]	United States Treasury Note/Bond	0.500%	11/30/23	254,000	243,046
	United States Treasury Note/Bond	0.750%	12/31/23	227,000	217,211
	United States Treasury Note/Bond	2.625%	12/31/23	74,000	72,462
	United States Treasury Note/Bond	2.500%	5/31/24	200,660	194,828
[2]	United States Treasury Note/Bond	3.000%	7/31/24	408,972	399,834
	United States Treasury Note/Bond	3.250%	8/31/24	183,000	179,683
	United States Treasury Note/Bond	0.750%	11/15/24	25,000	23,223
	United States Treasury Note/Bond	1.500%	2/15/25	5,600	5,248
[2]	United States Treasury Note/Bond	2.625%	4/15/25	502,325	482,310
	United States Treasury Note/Bond	2.875%	6/15/25	200,560	193,415
	United States Treasury Note/Bond	3.000%	7/15/25	66,750	64,518
	United States Treasury Note/Bond	3.125%	8/15/25	210,000	203,569
					2,520,988
Conventional Mortgage-Backed Securities (1.0%)
[3,4,5]	UMBS Pool	2.500%	10/25/52	107,000	89,763
Nonconventional Mortgage-Backed Securities (0.5%)
[3,4]	Fannie Mae REMICS	3.000%	9/25/50–12/25/51	7,333	5,954
[3,4]	Freddie Mac REMICS	2.000%	12/25/51	349	260
[3,4]	Freddie Mac REMICS	3.000%	7/25/51–10/25/51	5,673	4,477
[3]	Ginnie Mae REMICS	1.500%	5/20/51–12/20/51	2,035	1,720
[3]	Ginnie Mae REMICS	2.000%	11/20/51	1,991	1,420
[3]	Ginnie Mae REMICS	2.500%	9/20/51	4,073	3,459
[3]	Ginnie Mae REMICS	3.000%	11/20/50–12/20/51	40,726	33,734
[3]	Ginnie Mae REMICS	3.500%	11/20/51	731	617
					51,641
Total U.S. Government and Agency Obligations (Cost $2,745,899)					2,662,392
Asset-Backed/Commercial Mortgage-Backed Securities (33.8%)
[3]	Ally Auto Receivables Trust Series 2019-1	3.020%	4/15/24	3,569	3,568
[3]	Ally Auto Receivables Trust Series 2019-3	1.930%	5/15/24	1,498	1,495
[3]	Ally Auto Receivables Trust Series 2022-1	3.310%	11/15/26	12,080	11,835
[3]	Ally Auto Receivables Trust Series 2022-1	3.450%	6/15/27	5,930	5,702
[3]	American Express Credit Account Master Trust Series 2022-2	3.390%	5/15/27	35,880	34,765
[3]	American Express Credit Account Master Trust Series 2022-3	3.750%	8/15/27	91,370	89,205

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	AmeriCredit Automobile Receivables Trust Series 2020-2	0.660%	12/18/24	1,948	1,937
[3]	AmeriCredit Automobile Receivables Trust Series 2021-1	0.370%	8/18/25	16,968	16,692
[3]	AmeriCredit Automobile Receivables Trust Series 2021-3	0.760%	8/18/26	8,010	7,701
[3]	AmeriCredit Automobile Receivables Trust Series 2022-1	2.450%	11/18/26	29,820	28,704
[3,6]	ARI Fleet Lease Trust Series 2022-A	3.120%	1/15/31	7,510	7,366
[3,6]	ARI Fleet Lease Trust Series 2022-A	3.430%	1/15/31	4,150	3,969
[3,6]	Aventura Mall Trust Series 2018-AVM	4.249%	7/5/40	240	220
[3,6]	Avis Budget Rental Car Funding AESOP LLC Series 2019-2A	3.350%	9/22/25	12,150	11,683
[3]	BA Credit Card Trust Series 2021-A1	0.440%	9/15/26	8,540	8,032
[3]	BA Credit Card Trust Series 2022-A1	3.530%	11/15/27	18,130	17,644
[3]	Banc of America Commercial Mortgage Trust Series 2015-UBS7	3.441%	9/15/48	3,506	3,323
[3]	BANK Series 2017-BNK6	3.254%	7/15/60	440	408
[3]	BANK Series 2017-BNK6	3.518%	7/15/60	420	392
[3]	BANK Series 2017-BNK6	3.741%	7/15/60	30	28
[3]	BANK Series 2017-BNK7	3.435%	9/15/60	280	260
[3]	BANK Series 2017-BNK8	3.488%	11/15/50	1,120	1,036
[3]	BANK Series 2017-BNK9	3.538%	11/15/54	4,800	4,449
[3]	BANK Series 2018-BNK10	3.641%	2/15/61	380	364
[3]	BANK Series 2018-BNK12	4.255%	5/15/61	250	238
[3]	BANK Series 2018-BNK14	4.185%	9/15/60	445	430
[3]	BANK Series 2018-BNK14	4.231%	9/15/60	250	239
[3]	BANK Series 2019-BNK17	3.623%	4/15/52	181	170
[3]	BANK Series 2019-BNK17	3.714%	4/15/52	576	531
[3]	BANK Series 2019-BNK19	3.183%	8/15/61	470	417
[3]	BANK Series 2019-BNK20	3.011%	9/15/62	100	88
[3]	BANK Series 2020-BNK28	1.725%	3/15/63	1,000	851
[3]	BANK Series 2020-BNK30	1.673%	12/15/53	700	588
[3]	Bank of America Merrill Lynch Commercial Mortgage Trust Series 2017-BNK3	3.574%	2/15/50	160	150
[3]	BBCMS Mortgage Trust Series 2020-C8	1.867%	10/15/53	1,620	1,383
[3]	BBCMS Mortgage Trust Series 2022-C16	4.021%	6/15/55	902	876
[3]	Benchmark Mortgage Trust Series 2018-B1	3.666%	1/15/51	530	493
[3]	Benchmark Mortgage Trust Series 2018-B1	3.878%	1/15/51	60	55
[3]	Benchmark Mortgage Trust Series 2018-B2	3.882%	2/15/51	580	543
[3]	Benchmark Mortgage Trust Series 2018-B8	3.963%	1/15/52	400	380
[3]	Benchmark Mortgage Trust Series 2019-B10	3.615%	3/15/62	194	182
[3]	Benchmark Mortgage Trust Series 2020-B19	1.745%	9/15/53	1,000	845
[3]	Benchmark Mortgage Trust Series 2020-B21	1.798%	12/17/53	600	507
[3]	Benchmark Mortgage Trust Series 2020-B22	1.731%	1/15/54	700	587
[3]	Benchmark Mortgage Trust Series 2022-B34	3.961%	4/15/55	4,800	4,468
[3]	BMW Vehicle Owner Trust Series 2019-A	1.920%	1/25/24	1,221	1,219
[3]	BMW Vehicle Owner Trust Series 2020-A	0.620%	4/26/27	4,550	4,347
[3]	BMW Vehicle Owner Trust Series 2022-A	3.440%	12/26/28	14,200	13,589
[3,7]	Brazos Higher Education Authority Inc. Series 2011-1, 3M USD LIBOR + 0.800%	3.797%	2/25/30	481	480
[3,6]	BX Trust Series 2019-OC11	3.202%	12/9/41	760	636
[3,6]	Canadian Pacer Auto Receivables Trust Series 2019-1A	2.960%	6/19/24	1,794	1,785
[3,6]	Canadian Pacer Auto Receivables Trust Series 2020-1A	1.830%	7/19/24	3,636	3,598

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,6]	Canadian Pacer Auto Receivables Trust Series 2020-1A	1.890%	3/19/25	2,150	2,080
[3,6]	Canadian Pacer Auto Receivables Trust Series 2021-1A	0.500%	10/20/25	10,410	9,969
[3]	Capital One Multi-Asset Execution Trust Series 2019-A3	2.060%	8/15/28	29,960	27,220
[3]	Capital One Multi-Asset Execution Trust Series 2021-A3	1.040%	11/15/26	28,550	26,541
[3]	Capital One Multi-Asset Execution Trust Series 2022-A1	2.800%	3/15/27	28,420	27,305
[3]	Capital One Multi-Asset Execution Trust Series 2022-A2	3.490%	5/15/27	55,390	53,711
[3]	Capital One Prime Auto Receivables Trust Series 2019-1	2.560%	10/15/24	5,013	4,997
[3]	Capital One Prime Auto Receivables Trust Series 2020-1	1.630%	8/15/25	4,340	4,213
[3]	Capital One Prime Auto Receivables Trust Series 2021-1	0.770%	9/15/26	10,630	10,047
[3]	Capital One Prime Auto Receivables Trust Series 2021-1	1.040%	4/15/27	7,670	6,925
[3]	Capital One Prime Auto Receivables Trust Series 2022-2	3.660%	5/17/27	15,660	15,314
[3]	Capital One Prime Auto Receivables Trust Series 2022-2	3.690%	12/15/27	14,330	13,808
[3,6]	CARDS II Trust Series 2021-1A	0.602%	4/15/27	38,910	36,630
[3]	CarMax Auto Owner Trust Series 2018-4	3.480%	2/15/24	3,223	3,224
[3]	CarMax Auto Owner Trust Series 2019-3	2.300%	4/15/25	5,400	5,294
[3]	CarMax Auto Owner Trust Series 2019-4	2.130%	7/15/25	3,830	3,742
[3]	CarMax Auto Owner Trust Series 2020-1	2.030%	6/16/25	5,620	5,459
[3]	CarMax Auto Owner Trust Series 2020-3	0.770%	3/16/26	4,900	4,675
[3]	CarMax Auto Owner Trust Series 2021-2	0.520%	2/17/26	18,620	18,028
[3]	CarMax Auto Owner Trust Series 2021-2	0.810%	12/15/26	7,160	6,601
[3]	CarMax Auto Owner Trust Series 2021-3	0.550%	6/15/26	16,480	15,697
[3]	CarMax Auto Owner Trust Series 2021-4	0.560%	9/15/26	14,320	13,679
[3]	CarMax Auto Owner Trust Series 2022-1	1.470%	12/15/26	23,660	22,712
[3]	CarMax Auto Owner Trust Series 2022-1	1.700%	8/16/27	18,560	17,001
[3]	CarMax Auto Owner Trust Series 2022-2	3.490%	2/16/27	11,460	11,216
[3]	CarMax Auto Owner Trust Series 2022-2	3.620%	9/15/27	11,400	11,045
[3]	Carvana Auto Receivables Trust Series 2020-P1	0.610%	10/8/26	4,850	4,547
[3]	Carvana Auto Receivables Trust Series 2021-P3	0.700%	11/10/26	11,650	10,960
[3]	Carvana Auto Receivables Trust Series 2021-P3	1.030%	6/10/27	5,590	4,984
[3]	Carvana Auto Receivables Trust Series 2022-P1	3.350%	2/10/27	15,500	15,066
[3]	CD Mortgage Trust Series 2016-CD1	2.724%	8/10/49	540	491
[3]	CD Mortgage Trust Series 2016-CD1	2.926%	8/10/49	4,800	4,300
[3]	CD Mortgage Trust Series 2017-CD5	3.684%	8/15/50	4,708	4,319
[3]	CD Mortgage Trust Series 2017-CD6	3.456%	11/13/50	1,130	1,049
[3]	CD Mortgage Trust Series 2017-CD6	3.709%	11/13/50	650	593
[3]	CD Mortgage Trust Series 2018-CD7	4.013%	8/15/51	800	750
[3]	CD Mortgage Trust Series 2018-CD7	4.279%	8/15/51	900	861
[3]	CFCRE Commercial Mortgage Trust Series 2016-C4	3.283%	5/10/58	472	440
[3,6]	Chesapeake Funding II LLC Series 2019-1A	2.940%	4/15/31	208	208
[3,6]	Chesapeake Funding II LLC Series 2019-2A	1.950%	9/15/31	1,302	1,301

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,6]	Chesapeake Funding II LLC Series 2020-1A	0.870%	8/15/32	7,475	7,396
[3]	Citigroup Commercial Mortgage Trust Series 2014-GC21	3.855%	5/10/47	1,054	1,034
[3]	Citigroup Commercial Mortgage Trust Series 2014-GC23	3.863%	7/10/47	255	247
[3]	Citigroup Commercial Mortgage Trust Series 2014-GC25	3.635%	10/10/47	2,250	2,180
[3]	Citigroup Commercial Mortgage Trust Series 2015-GC31	3.497%	6/10/48	4,347	4,164
[3]	Citigroup Commercial Mortgage Trust Series 2015-GC31	3.762%	6/10/48	850	816
[3]	Citigroup Commercial Mortgage Trust Series 2015-GC35	3.549%	11/10/48	4,800	4,558
[3]	Citigroup Commercial Mortgage Trust Series 2016-GC36	3.349%	2/10/49	570	542
[3]	Citigroup Commercial Mortgage Trust Series 2017-C4	3.471%	10/12/50	520	481
[3]	Citigroup Commercial Mortgage Trust Series 2017-P8	3.203%	9/15/50	800	737
[3]	Citigroup Commercial Mortgage Trust Series 2017-P8	3.465%	9/15/50	1,085	1,005
[3]	Citigroup Commercial Mortgage Trust Series 2017-P8	3.789%	9/15/50	170	154
[3]	Citigroup Commercial Mortgage Trust Series 2018-C5	4.228%	6/10/51	230	219
[3]	CNH Equipment Trust Series 2020-A	1.510%	4/15/27	2,310	2,209
[3]	CNH Equipment Trust Series 2022-A	2.940%	7/15/27	10,960	10,522
[3]	CNH Equipment Trust Series 2022-A	3.030%	3/15/29	9,390	8,846
[3]	CNH Equipment Trust Series 2022-B	3.890%	8/16/27	10,540	10,333
[3]	CNH Equipment Trust Series 2022-B	3.910%	3/15/28	5,460	5,284
[3]	COMM Mortgage Trust Series 2012-CR5	2.771%	12/10/45	107	107
[3]	COMM Mortgage Trust Series 2013-CR8	3.612%	6/10/46	20	20
[3]	COMM Mortgage Trust Series 2013-CR9	4.411%	7/10/45	731	726
[3,6]	COMM Mortgage Trust Series 2013-CR9	4.435%	7/10/45	3,169	3,119
[3]	COMM Mortgage Trust Series 2013-CR11	4.258%	8/10/50	813	808
[3]	COMM Mortgage Trust Series 2013-CR13	4.194%	11/10/46	837	827
[3]	COMM Mortgage Trust Series 2013-LC6	2.941%	1/10/46	328	328
[3]	COMM Mortgage Trust Series 2013-LC13	4.205%	8/10/46	143	142
[3]	COMM Mortgage Trust Series 2014-CR14	3.955%	2/10/47	20	20
[3]	COMM Mortgage Trust Series 2014-CR17	3.977%	5/10/47	500	490
[3]	COMM Mortgage Trust Series 2014-CR17	4.174%	5/10/47	350	341
[3]	COMM Mortgage Trust Series 2015-CR26	3.359%	10/10/48	4,286	4,101
[3]	COMM Mortgage Trust Series 2015-CR27	3.612%	10/10/48	950	905
[3]	CSAIL Commercial Mortgage Trust Series 2015-C3	3.447%	8/15/48	1,261	1,207
[3]	CSAIL Commercial Mortgage Trust Series 2015-C4	3.808%	11/15/48	1,500	1,435
[3]	CSAIL Commercial Mortgage Trust Series 2016-C7	3.502%	11/15/49	900	843
[3]	CSAIL Commercial Mortgage Trust Series 2017-C8	3.392%	6/15/50	1,240	1,148
[3]	DBJPM Mortgage Trust Series 2016-C3	2.632%	8/10/49	900	828
[3]	DBJPM Mortgage Trust Series 2017-C6	3.328%	6/10/50	740	683
[3,6]	Dell Equipment Finance Trust Series 2020-2	0.570%	10/23/23	12,050	11,918
[3]	Discover Card Execution Note Trust Series 2021-A2	1.030%	9/15/28	6,730	5,870

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Discover Card Execution Note Trust Series 2022-A2	3.320%	5/15/27	52,450	50,826
[3]	Discover Card Execution Note Trust Series 2022-A3	3.560%	7/15/27	80,410	77,834
[3,6]	DLLAA LLC Series 2021-1A	0.670%	4/17/26	22,900	21,596
[3,6]	DLLAD LLC Series 2021-1A	0.640%	9/21/26	7,550	7,011
[3,6]	DLLMT LLC Series 2021-1A	1.000%	7/21/25	7,330	6,961
[3,6]	DLLMT LLC Series 2021-1A	1.240%	6/20/29	4,890	4,481
[3,6]	DLLST LLC Series 2022-1A	3.690%	9/20/28	3,060	2,964
[3,6,7]	Edsouth Indenture No. 9 LLC Series 2015-1, 1M USD LIBOR + 0.800%	3.884%	10/25/56	304	301
[3,6]	Enterprise Fleet Financing LLC Series 2019-3	2.060%	5/20/25	757	756
[3,6]	Enterprise Fleet Financing LLC Series 2020-2	0.610%	7/20/26	8,734	8,491
[3,6]	Enterprise Fleet Financing LLC Series 2021-2	0.480%	5/20/27	8,739	8,371
[3,6]	Enterprise Fleet Financing LLC Series 2021-3	0.770%	8/20/27	9,285	8,887
[3,6]	Enterprise Fleet Financing LLC Series 2022-1	3.030%	1/20/28	15,030	14,693
[3,6]	Evergreen Credit Card Trust Series 2021-1	0.900%	10/15/26	14,410	13,288
[3,4]	FHLMC Multifamily Structured Pass-Through Certificates Series K041	3.171%	10/25/24	36,000	35,056
[3,4]	FHLMC Multifamily Structured Pass-Through Certificates Series K044	2.811%	1/25/25	33,338	32,104
[3,4]	FHLMC Multifamily Structured Pass-Through Certificates Series K045	3.023%	1/25/25	25,683	24,820
[3,4]	FHLMC Multifamily Structured Pass-Through Certificates Series K046	3.205%	3/25/25	42,500	41,149
[3]	Ford Credit Auto Lease Trust Series 2020-B	0.690%	10/15/23	2,016	2,014
[3]	Ford Credit Auto Lease Trust Series 2022-A	3.370%	7/15/25	9,330	9,082
[3]	Ford Credit Auto Owner Trust Series 2019-A	2.850%	8/15/24	12,886	12,863
[3,6]	Ford Credit Auto Owner Trust Series 2020-1	2.040%	8/15/31	7,390	6,885
[3]	Ford Credit Auto Owner Trust Series 2020-A	1.040%	8/15/24	3,092	3,059
[3]	Ford Credit Auto Owner Trust Series 2020-A	1.350%	7/15/25	2,660	2,575
[3]	Ford Credit Auto Owner Trust Series 2020-B	0.790%	11/15/25	27,200	26,096
[3]	Ford Credit Auto Owner Trust Series 2020-C	0.510%	8/15/26	18,530	17,231
[3,6]	Ford Credit Auto Owner Trust Series 2022-1	3.880%	11/15/34	17,480	16,816
[3]	Ford Credit Auto Owner Trust Series 2022-A	1.290%	6/15/26	15,560	14,812
[3]	Ford Credit Auto Owner Trust Series 2022-A	1.560%	5/15/27	18,150	16,676
[3]	Ford Credit Auto Owner Trust Series 2022-B	3.740%	9/15/26	22,300	22,025
[3]	Ford Credit Auto Owner Trust Series 2022-B	3.930%	8/15/27	8,900	8,740
[3]	Ford Credit Floorplan Master Owner Trust A Series 2020-1	0.700%	9/15/25	16,380	15,765
[3]	Ford Credit Floorplan Master Owner Trust A Series 2020-2	1.060%	9/15/27	22,350	19,989
[3]	GM Financial Automobile Leasing Trust Series 2020-2	1.010%	7/22/24	1,596	1,594
[3]	GM Financial Automobile Leasing Trust Series 2020-3	0.510%	10/21/24	5,380	5,347
[3]	GM Financial Automobile Leasing Trust Series 2021-2	0.410%	5/20/25	5,110	4,899
[3]	GM Financial Automobile Leasing Trust Series 2021-3	0.390%	10/21/24	27,420	26,514
[3]	GM Financial Automobile Leasing Trust Series 2021-3	0.500%	7/21/25	1,370	1,295
[3]	GM Financial Automobile Leasing Trust Series 2022-2	3.540%	5/20/26	13,420	13,120
[3]	GM Financial Consumer Automobile Receivables Trust Series 2019-1	3.110%	7/16/24	7,959	7,959

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	GM Financial Consumer Automobile Receivables Trust Series 2019-2	2.710%	8/16/24	5,914	5,904
[3]	GM Financial Consumer Automobile Receivables Trust Series 2019-3	2.180%	4/16/24	1,762	1,761
[3]	GM Financial Consumer Automobile Receivables Trust Series 2019-4	1.760%	1/16/25	3,810	3,752
[3]	GM Financial Consumer Automobile Receivables Trust Series 2020-1	1.840%	9/16/24	3,923	3,902
[3]	GM Financial Consumer Automobile Receivables Trust Series 2020-3	0.580%	1/16/26	13,500	12,776
[3]	GM Financial Consumer Automobile Receivables Trust Series 2021-1	0.350%	10/16/25	10,096	9,799
[3]	GM Financial Consumer Automobile Receivables Trust Series 2021-1	0.540%	5/17/27	7,910	7,357
[3]	GM Financial Consumer Automobile Receivables Trust Series 2021-2	0.820%	10/16/26	8,690	7,985
[3]	GM Financial Consumer Automobile Receivables Trust Series 2021-3	0.480%	6/16/26	19,990	19,075
[3]	GM Financial Consumer Automobile Receivables Trust Series 2021-3	0.730%	8/16/27	9,190	8,399
[3]	GM Financial Consumer Automobile Receivables Trust Series 2021-4	0.680%	9/16/26	14,120	13,320
[3]	GM Financial Consumer Automobile Receivables Trust Series 2021-4	0.990%	10/18/27	7,000	6,336
[3]	GM Financial Consumer Automobile Receivables Trust Series 2022-1	1.510%	4/17/28	13,020	11,904
[3]	GM Financial Consumer Automobile Receivables Trust Series 2022-2	3.100%	2/16/27	14,810	14,360
[3]	GM Financial Consumer Automobile Receivables Trust Series 2022-2	3.250%	4/17/28	13,910	13,350
[3,6]	GMF Floorplan Owner Revolving Trust Series 2019-2	2.900%	4/15/26	8,400	8,177
[3,6]	GMF Floorplan Owner Revolving Trust Series 2020-1	0.680%	8/15/25	9,540	9,223
[3,6]	GMF Floorplan Owner Revolving Trust Series 2020-2	0.690%	10/15/25	23,510	22,589
[3,6]	Golden Credit Card Trust Series 2018-4A	3.440%	8/15/25	19,010	18,802
[3,6]	Golden Credit Card Trust Series 2021-1A	1.140%	8/15/28	12,890	11,300
[3,6]	GreatAmerica Leasing Receivables Funding LLC Series 2020-1	1.760%	8/15/23	8,193	8,151
[3]	GS Mortgage Securities Corp. II Series 2018-GS10	4.155%	7/10/51	250	234
[3]	GS Mortgage Securities Trust Series 2013-GC12	3.135%	6/10/46	1,176	1,165
[3]	GS Mortgage Securities Trust Series 2014-GC20	3.998%	4/10/47	1,000	984
[3]	GS Mortgage Securities Trust Series 2014-GC24	3.931%	9/10/47	110	107
[3]	GS Mortgage Securities Trust Series 2014-GC24	4.162%	9/10/47	60	58
[3]	GS Mortgage Securities Trust Series 2015-GC30	3.382%	5/10/50	5	5
[3]	GS Mortgage Securities Trust Series 2015-GC32	3.498%	7/10/48	4,539	4,331
[3]	GS Mortgage Securities Trust Series 2015-GC34	3.244%	10/10/48	4,027	3,827
[3]	GS Mortgage Securities Trust Series 2015-GC34	3.506%	10/10/48	770	731
[3]	GS Mortgage Securities Trust Series 2015-GS1	3.470%	11/10/48	4,800	4,569

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	GS Mortgage Securities Trust Series 2016-GS3	2.850%	10/10/49	580	533
[3]	GS Mortgage Securities Trust Series 2019-GC40	3.160%	7/10/52	140	125
[3]	GS Mortgage Securities Trust Series 2019-GC42	3.001%	9/1/52	500	441
[3]	GS Mortgage Securities Trust Series 2020-GSA2	2.012%	12/12/53	1,360	1,069
[3]	Harley-Davidson Motorcycle Trust Series 2019-A	2.390%	11/15/26	2,607	2,600
[3]	Harley-Davidson Motorcycle Trust Series 2020-A	1.870%	10/15/24	2,000	1,993
[3]	Harley-Davidson Motorcycle Trust Series 2020-A	1.930%	4/15/27	3,640	3,583
[3]	Harley-Davidson Motorcycle Trust Series 2021-A	0.370%	4/15/26	8,558	8,368
[3]	Harley-Davidson Motorcycle Trust Series 2021-B	0.560%	11/16/26	16,050	15,497
[3]	Harley-Davidson Motorcycle Trust Series 2022-A	3.060%	2/15/27	15,870	15,333
[3]	Harley-Davidson Motorcycle Trust Series 2022-A	3.260%	1/15/30	11,160	10,560
[3,6]	Hertz Vehicle Financing III LLC Series 2022-1A	1.990%	6/25/26	12,330	11,332
[3,6]	Hertz Vehicle Financing III LLC Series 2022-3A	3.370%	3/25/25	16,790	16,413
[3]	Honda Auto Receivables Owner Trust Series 2019-2	2.540%	3/21/25	1,201	1,200
[3]	Honda Auto Receivables Owner Trust Series 2019-3	1.780%	8/15/23	1,821	1,819
[3]	Honda Auto Receivables Owner Trust Series 2020-2	1.090%	10/15/26	4,970	4,794
[3]	Honda Auto Receivables Owner Trust Series 2020-3	0.460%	4/19/27	8,970	8,562
[3]	Honda Auto Receivables Owner Trust Series 2021-2	0.550%	8/16/27	10,300	9,479
[3]	Honda Auto Receivables Owner Trust Series 2021-3	0.410%	11/18/25	13,380	12,752
[3]	Honda Auto Receivables Owner Trust Series 2021-3	0.600%	12/20/27	1,890	1,720
[3]	Honda Auto Receivables Owner Trust Series 2021-4	0.880%	1/21/26	10,130	9,601
[3]	Honda Auto Receivables Owner Trust Series 2021-4	1.140%	6/21/28	5,420	4,945
[3]	Honda Auto Receivables Owner Trust Series 2022-2	3.730%	7/20/26	14,470	14,165
[3]	Honda Auto Receivables Owner Trust Series 2022-2	3.760%	12/18/28	6,080	5,927
[3,6]	HPEFS Equipment Trust Series 2022-2A	3.760%	9/20/29	9,510	9,344
[3,6]	Hudson Yards Mortgage Trust Series 2019-30HY	3.228%	7/10/39	950	829
[3,6]	Hyundai Auto Lease Securitization Trust Series 2020-B	0.580%	6/17/24	4,230	4,182
[3,6]	Hyundai Auto Lease Securitization Trust Series 2021-A	0.420%	12/16/24	4,730	4,621
[3,6]	Hyundai Auto Lease Securitization Trust Series 2021-B	0.330%	6/17/24	5,470	5,339
[3,6]	Hyundai Auto Lease Securitization Trust Series 2021-B	0.380%	8/15/25	5,780	5,526
[3,6]	Hyundai Auto Lease Securitization Trust Series 2022-A	1.320%	12/15/25	20,330	19,342

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,6]	Hyundai Auto Lease Securitization Trust Series 2022-B	3.500%	4/15/26	13,220	12,870
[3]	Hyundai Auto Receivables Trust Series 2019-A	2.710%	5/15/25	1,521	1,519
[3]	Hyundai Auto Receivables Trust Series 2019-B	2.000%	4/15/25	10,320	10,205
[3]	Hyundai Auto Receivables Trust Series 2020-A	1.720%	6/15/26	10,777	10,399
[3]	Hyundai Auto Receivables Trust Series 2020-B	0.620%	12/15/25	8,430	8,097
[3]	Hyundai Auto Receivables Trust Series 2021-A	0.620%	5/17/27	17,030	15,726
[3]	Hyundai Auto Receivables Trust Series 2021-B	0.380%	1/15/26	20,010	19,086
[3]	Hyundai Auto Receivables Trust Series 2021-B	0.600%	2/16/27	11,800	10,772
[3]	Hyundai Auto Receivables Trust Series 2021-C	0.740%	5/15/26	5,140	4,854
[3]	Hyundai Auto Receivables Trust Series 2021-C	1.030%	12/15/27	1,790	1,627
[3]	Hyundai Auto Receivables Trust Series 2022-A	2.350%	4/17/28	14,750	13,784
[3]	John Deere Owner Trust Series 2019-B	2.210%	12/15/23	886	886
[3]	John Deere Owner Trust Series 2020-B	0.510%	11/15/24	7,600	7,456
[3]	John Deere Owner Trust Series 2020-B	0.720%	6/15/27	4,020	3,828
[3]	John Deere Owner Trust Series 2022-A	2.490%	1/16/29	26,445	24,939
[3]	JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C13	3.994%	1/15/46	657	651
[3]	JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C16	3.881%	12/15/46	158	156
[3]	JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C16	4.166%	12/15/46	1,250	1,236
[3]	JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-LC11	2.960%	4/15/46	800	791
[3]	JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-JP3	2.870%	8/15/49	900	823
[3]	JPMBB Commercial Mortgage Securities Trust Series 2013-C12	3.664%	7/15/45	2,043	2,024
[3]	JPMBB Commercial Mortgage Securities Trust Series 2013-C12	4.171%	7/15/45	1,835	1,811
[3]	JPMBB Commercial Mortgage Securities Trust Series 2013-C14	4.133%	8/15/46	209	207
[3]	JPMBB Commercial Mortgage Securities Trust Series 2013-C17	4.199%	1/15/47	2,947	2,917
[3]	JPMBB Commercial Mortgage Securities Trust Series 2014-C18	4.079%	2/15/47	1,160	1,141
[3]	JPMBB Commercial Mortgage Securities Trust Series 2014-C18	4.439%	2/15/47	700	686
[3]	JPMBB Commercial Mortgage Securities Trust Series 2014-C19	3.997%	4/15/47	120	118
[3]	JPMBB Commercial Mortgage Securities Trust Series 2014-C21	3.493%	8/15/47	152	148
[3]	JPMBB Commercial Mortgage Securities Trust Series 2014-C24	3.639%	11/15/47	500	484
[3]	JPMBB Commercial Mortgage Securities Trust Series 2014-C26	3.494%	1/15/48	1,654	1,595
[3]	JPMBB Commercial Mortgage Securities Trust Series 2015-C31	3.801%	8/15/48	799	768
[3]	JPMBB Commercial Mortgage Securities Trust Series 2015-C32	3.329%	11/15/48	4,800	4,706
[3]	JPMBB Commercial Mortgage Securities Trust Series 2015-C32	3.598%	11/15/48	600	568
[3]	JPMBB Commercial Mortgage Securities Trust Series 2015-C33	3.504%	12/15/48	3,931	3,728
[3]	JPMCC Commercial Mortgage Securities Trust Series 2017-JP6	3.490%	7/15/50	310	289
[3]	JPMCC Commercial Mortgage Securities Trust Series 2017-JP7	3.454%	9/15/50	340	315

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	JPMDB Commercial Mortgage Securities Trust Series 2016-C4	3.141%	12/15/49	80	74
[3]	JPMDB Commercial Mortgage Securities Trust Series 2017-C7	3.713%	10/15/50	710	650
[3]	JPMDB Commercial Mortgage Securities Trust Series 2018-C8	4.211%	6/15/51	230	219
[3,6]	Kubota Credit Owner Trust Series 2020-1A	1.960%	3/15/24	3,628	3,603
[3,6]	Kubota Credit Owner Trust Series 2020-2A	0.590%	10/15/24	14,250	13,903
[3,6]	Kubota Credit Owner Trust Series 2020-2A	0.730%	6/15/26	4,950	4,663
[3,6]	Kubota Credit Owner Trust Series 2022-1A	2.670%	10/15/26	18,060	17,128
[3,6]	Kubota Credit Owner Trust Series 2022-1A	2.780%	2/15/28	10,320	9,608
[3,6]	Lanark Master Issuer plc Series 2020-1A	2.277%	12/22/69	2,050	2,049
[3,6]	Master Credit Card Trust Series 2021-1A	0.530%	11/21/25	36,840	34,291
[3,6]	Master Credit Card Trust II Series 2020-1A	1.990%	9/21/24	5,680	5,618
[3,6]	Master Credit Card Trust II Series 2022-1A	1.660%	7/21/26	15,820	14,773
[3]	Mercedes-Benz Auto Lease Trust Series 2020-B	0.500%	6/15/26	4,680	4,606
[3]	Mercedes-Benz Auto Lease Trust Series 2021-B	0.400%	11/15/24	20,810	20,100
[3]	Mercedes-Benz Auto Lease Trust Series 2021-B	0.510%	3/15/27	10,930	10,320
[3]	Mercedes-Benz Auto Receivables Trust Series 2020-1	0.770%	10/15/26	4,950	4,721
[3]	Mercedes-Benz Auto Receivables Trust Series 2021-1	0.460%	6/15/26	16,720	15,815
[3,6]	MMAF Equipment Finance LLC Series 2016-AA	2.210%	12/15/32	2,626	2,607
[3,6]	MMAF Equipment Finance LLC Series 2017-AA	2.680%	7/16/27	1,639	1,627
[3,6]	MMAF Equipment Finance LLC Series 2018-A	3.390%	1/10/25	3,678	3,668
[3,6]	MMAF Equipment Finance LLC Series 2018-A	3.610%	3/10/42	3,550	3,451
[3,6]	MMAF Equipment Finance LLC Series 2019-A	3.080%	11/12/41	4,320	4,156
[3,6]	MMAF Equipment Finance LLC Series 2020-A	0.740%	4/9/24	3,319	3,276
[3,6]	MMAF Equipment Finance LLC Series 2020-A	0.970%	4/9/27	20,500	18,923
[3,6]	MMAF Equipment Finance LLC Series 2020-BA	0.850%	4/14/42	8,340	7,513
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C12	4.259%	10/15/46	70	69
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C13	4.039%	11/15/46	150	148
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14	4.384%	2/15/47	250	246
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15	3.773%	4/15/47	451	444
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15	4.051%	4/15/47	1,065	1,049
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C16	4.094%	6/15/47	465	451
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C18	3.923%	10/15/47	20	20
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C20	3.249%	2/15/48	1,690	1,618
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C21	3.077%	3/15/48	4,194	4,026
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C23	3.719%	7/15/50	1,450	1,399
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24	3.479%	5/15/48	4,305	4,130

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25	3.635%	10/15/48	200	191
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C27	3.473%	12/15/47	4,609	4,439
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C29	3.325%	5/15/49	900	844
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C32	3.459%	12/15/49	285	266
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C32	3.720%	12/15/49	600	565
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2017-C34	3.536%	11/15/52	460	426
[3]	Morgan Stanley Capital I Series 2017-HR2	3.509%	12/15/50	180	172
[3]	Morgan Stanley Capital I Series 2017-HR2	3.587%	12/15/50	222	204
[3]	Morgan Stanley Capital I Trust Series 2015-MS1	3.510%	5/15/48	4,452	4,280
[3]	Morgan Stanley Capital I Trust Series 2015-UBS8	3.809%	12/15/48	2,000	1,913
[3]	Morgan Stanley Capital I Trust Series 2016-BNK2	2.791%	11/15/49	1,040	952
[3]	Morgan Stanley Capital I Trust Series 2016-BNK2	3.049%	11/15/49	150	138
[3]	Morgan Stanley Capital I Trust Series 2016-UB11	2.782%	8/15/49	600	547
[3]	Morgan Stanley Capital I Trust Series 2016-UBS9	3.594%	3/15/49	900	854
[3,6,7]	Navient Student Loan Trust Series 2016-6A, 1M USD LIBOR + 0.750%	3.834%	3/25/66	5,680	5,674
[3]	Nissan Auto Lease Trust Series 2020-B	0.490%	1/15/26	5,800	5,728
[3]	Nissan Auto Receivables Owner Trust Series 2018-B	3.160%	12/16/24	3,101	3,101
[3]	Nissan Auto Receivables Owner Trust Series 2019-B	2.500%	11/15/23	297	297
[3]	Nissan Auto Receivables Owner Trust Series 2019-B	2.540%	12/15/25	1,250	1,242
[3]	Nissan Auto Receivables Owner Trust Series 2020-A	1.700%	5/17/27	7,760	7,426
[3]	Nissan Auto Receivables Owner Trust Series 2020-B	0.710%	2/16/27	5,030	4,822
[3,6]	One Bryant Park Trust Series 2019-OBP	2.516%	9/15/54	900	747
[3,6]	Palisades Center Trust Series 2016-PLSD	2.713%	4/13/33	510	461
[3,6,7]	Pepper Residential Securities Trust Series 21A, 1M USD LIBOR + 0.880%	3.819%	1/16/60	146	146
[3,6,7]	Pepper Residential Securities Trust No. 22 Series 22A, 1M USD LIBOR + 1.000%	3.993%	6/20/60	1,078	1,074
[3,6,7]	Pepper Residential Securities Trust No. 23 Series 23A, 1M USD LIBOR + 0.950%	3.943%	8/18/60	587	584
[3,6,7]	PHEAA Student Loan Trust Series 2016-2A, 1M USD LIBOR + 0.950%	4.034%	11/25/65	4,530	4,485
[3,6]	Progress Residential Trust Series 2022-SFR3	3.200%	4/17/39	4,060	3,702
[3,6]	Progress Residential Trust Series 2022-SFR5	4.451%	6/17/39	3,940	3,791
[3,6,7]	RESIMAC Bastille Trust Series 2018-1NCA, 1M USD LIBOR + 0.850%	3.483%	12/5/59	230	230
[3,6,7]	RESIMAC MBS Trust Series 2018-2A, 1M USD LIBOR + 0.850%	3.606%	4/10/50	536	535
[3,6,7]	RESIMAC Premier Series 2018-1A, 1M USD LIBOR + 0.800%	3.556%	11/10/49	50	50
[3,6]	RESIMAC Premier Series 2020-1A	1.274%	2/7/52	1,813	1,812

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Santander Drive Auto Receivables Trust Series 2022-2	2.980%	10/15/26	17,240	16,885
[3]	Santander Drive Auto Receivables Trust Series 2022-3	3.400%	12/15/26	9,060	8,898
[3]	Santander Drive Auto Receivables Trust Series 2022-5	4.110%	8/17/26	26,770	26,481
[3]	Santander Drive Auto Receivables Trust Series 2022-6	4.490%	11/16/26	19,650	19,489
[3,6]	Santander Retail Auto Lease Trust Series 2020-B	0.650%	12/20/24	7,950	7,617
[3,6]	Santander Retail Auto Lease Trust Series 2021-B	0.510%	8/20/24	30,290	29,091
[3,6]	Santander Retail Auto Lease Trust Series 2021-B	0.540%	6/20/25	7,460	7,018
[3,6]	Santander Retail Auto Lease Trust Series 2021-C	0.590%	3/20/26	5,340	5,021
[3,6]	Santander Retail Auto Lease Trust Series 2022-B	3.280%	11/20/25	27,920	27,235
[3,6]	Santander Retail Auto Lease Trust Series 2022-B	3.330%	10/20/26	14,630	14,064
[3,6]	SMB Private Education Loan Trust Series 2016-A	2.700%	5/15/31	130	127
[3,6]	SMB Private Education Loan Trust Series 2017-B	2.820%	10/15/35	319	306
[3,6]	SMB Private Education Loan Trust Series 2018-B	3.600%	1/15/37	687	664
[3,6]	SMB Private Education Loan Trust Series 2018-C	3.630%	11/15/35	1,331	1,285
[3,6]	SoFi Professional Loan Program LLC Series 2017-A	2.400%	3/26/40	191	190
[3,6,7]	SoFi Professional Loan Program LLC Series 2017-A, 1M USD LIBOR + 0.700%	3.784%	3/26/40	192	192
[3,6]	SoFi Professional Loan Program LLC Series 2017-B	2.740%	5/25/40	67	66
[3,6]	SoFi Professional Loan Program LLC Series 2017-D	2.650%	9/25/40	118	113
[3,6]	SoFi Professional Loan Program LLC Series 2017-E	2.720%	11/26/40	34	34
[3,6]	SoFi Professional Loan Program LLC Series 2017-F	2.840%	1/25/41	135	132
[3,6]	SoFi Professional Loan Program LLC Series 2018-A	2.950%	2/25/42	63	62
[3]	Synchrony Card Funding LLC Series 2022-A1	3.370%	4/15/28	38,480	37,307
[3]	Synchrony Card Funding LLC Series 2022-A2	3.860%	7/15/28	28,500	27,797
[3]	Synchrony Credit Card Master Note Trust Series 2017-2	2.620%	10/15/25	8,520	8,518
[3,6]	Tesla Auto Lease Trust Series 2020-A	0.680%	12/20/23	3,530	3,505
[3,6]	Tesla Auto Lease Trust Series 2020-A	0.780%	12/20/23	1,230	1,216
[3,6]	Tesla Auto Lease Trust Series 2021-B	0.600%	9/22/25	8,970	8,423
[3,6]	Tesla Auto Lease Trust Series 2021-B	0.630%	9/22/25	4,620	4,327
[3,6]	TMSQ Mortgage Trust Series 2014-1500	3.680%	10/10/36	100	95
[3,6]	Toyota Auto Loan Extended Note Trust Series 2019-1A	2.560%	11/25/31	900	868
[3,6]	Toyota Auto Loan Extended Note Trust Series 2020-1A	1.350%	5/25/33	13,400	12,164
[3,6]	Toyota Auto Loan Extended Note Trust Series 2021-1A	1.070%	2/27/34	32,040	28,133

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,6]	Toyota Auto Loan Extended Note Trust Series 2022-1A	3.820%	4/25/35	25,700	24,751
[3]	Toyota Auto Receivables Owner Trust Series 2018-C	3.130%	2/15/24	3,961	3,961
[3]	Toyota Auto Receivables Owner Trust Series 2019-A	3.000%	5/15/24	4,008	4,004
[3]	Toyota Auto Receivables Owner Trust Series 2019-C	1.910%	9/15/23	1,517	1,516
[3]	Toyota Auto Receivables Owner Trust Series 2020-A	1.680%	5/15/25	8,300	8,067
[3]	Toyota Auto Receivables Owner Trust Series 2020-B	1.660%	9/15/25	5,220	5,040
[3]	Toyota Auto Receivables Owner Trust Series 2020-C	0.570%	10/15/25	7,770	7,359
[3]	Toyota Auto Receivables Owner Trust Series 2021-C	0.430%	1/15/26	19,620	18,559
[3]	Toyota Auto Receivables Owner Trust Series 2021-C	0.720%	1/15/27	15,170	13,707
[3]	Toyota Auto Receivables Owner Trust Series 2021-D	0.710%	4/15/26	9,290	8,803
[3]	Toyota Auto Receivables Owner Trust Series 2021-D	1.020%	3/15/27	6,900	6,203
[3]	Toyota Auto Receivables Owner Trust Series 2022-A	1.540%	5/17/27	14,960	13,663
[3]	Toyota Auto Receivables Owner Trust Series 2022-B	2.930%	9/15/26	27,030	26,199
[3]	Toyota Auto Receivables Owner Trust Series 2022-B	3.110%	8/16/27	12,010	11,489
[3]	Toyota Auto Receivables Owner Trust Series 2022-C	3.760%	4/15/27	20,290	19,910
[3]	Toyota Auto Receivables Owner Trust Series 2022-C	3.770%	2/15/28	10,960	10,707
[3,6]	Toyota Lease Owner Trust Series 2021-A	0.500%	8/20/25	5,150	4,963
[3,6]	Toyota Lease Owner Trust Series 2021-B	0.420%	10/21/24	23,600	22,739
[3,6]	Trafigura Securitisation Finance plc Series 2021-1A	1.080%	1/15/25	15,430	14,099
[3]	UBS Commercial Mortgage Trust Series 2017-C7	3.418%	12/15/50	4,800	4,492
[3]	UBS Commercial Mortgage Trust Series 2017-C7	3.679%	12/15/50	1,495	1,391
[3]	UBS Commercial Mortgage Trust Series 2019-C16	3.460%	4/15/52	214	199
[3,6]	UBS-BAMLL Trust Series 2012-WRM	3.663%	6/10/30	75	74
[3]	UBS-Barclays Commercial Mortgage Trust Series 2013-C6	3.469%	4/10/46	60	59
[3]	Verizon Master Trust Series 2021-1	0.500%	5/20/27	40,190	37,535
[3]	Verizon Master Trust Series 2021-2	0.990%	4/20/28	11,230	10,398
[3]	Verizon Master Trust Series 2022-2	1.530%	7/20/28	28,530	26,479
[3]	Verizon Master Trust Series 2022-6	3.670%	1/22/29	16,200	15,780
[3]	Volkswagen Auto Loan Enhanced Trust Series 2020-1	1.260%	8/20/26	4,010	3,871
[3]	Volkswagen Auto Loan Enhanced Trust Series 2021-1	1.020%	6/22/26	14,210	13,482
[3]	Volkswagen Auto Loan Enhanced Trust Series 2021-1	1.260%	10/20/28	9,200	8,422
[3,6]	Volvo Financial Equipment LLC Series 2020-1A	0.510%	10/15/24	14,912	14,650

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,6]	Volvo Financial Equipment LLC Series 2020-1A	0.600%	3/15/28	4,000	3,754
[3]	Wells Fargo Commercial Mortgage Trust Series 2013-LC12	4.218%	7/15/46	800	792
[3]	Wells Fargo Commercial Mortgage Trust Series 2013-LC12	4.433%	7/15/46	350	343
[3]	Wells Fargo Commercial Mortgage Trust Series 2015-C29	3.637%	6/15/48	1,250	1,199
[3]	Wells Fargo Commercial Mortgage Trust Series 2015-C30	3.664%	9/15/58	700	670
[3]	Wells Fargo Commercial Mortgage Trust Series 2016-BNK1	2.652%	8/15/49	280	256
[3]	Wells Fargo Commercial Mortgage Trust Series 2016-C32	3.560%	1/15/59	900	856
[3]	Wells Fargo Commercial Mortgage Trust Series 2016-C37	3.525%	12/15/49	260	244
[3]	Wells Fargo Commercial Mortgage Trust Series 2017-C38	3.453%	7/15/50	520	482
[3]	Wells Fargo Commercial Mortgage Trust Series 2017-C39	3.157%	9/15/50	190	175
[3]	Wells Fargo Commercial Mortgage Trust Series 2017-C40	3.317%	10/15/50	600	552
[3]	Wells Fargo Commercial Mortgage Trust Series 2017-C40	3.581%	10/15/50	1,160	1,076
[3]	Wells Fargo Commercial Mortgage Trust Series 2017-C41	3.472%	11/15/50	1,430	1,318
[3]	Wells Fargo Commercial Mortgage Trust Series 2017-RC1	3.631%	1/15/60	246	231
[3]	Wells Fargo Commercial Mortgage Trust Series 2018-C44	4.212%	5/15/51	530	504
[3]	Wells Fargo Commercial Mortgage Trust Series 2018-C46	4.152%	8/15/51	235	222
[3]	Wells Fargo Commercial Mortgage Trust Series 2018-C48	4.245%	1/15/52	280	271
[3]	Wells Fargo Commercial Mortgage Trust Series 2019-C49	3.933%	3/15/52	230	219
[3]	Wells Fargo Commercial Mortgage Trust Series 2020-C58	1.849%	7/15/53	1,400	1,185
[3]	WFRBS Commercial Mortgage Trust Series 2013-C15	4.153%	8/15/46	526	521
[3]	WFRBS Commercial Mortgage Trust Series 2013-C18	4.162%	12/15/46	1,042	1,027
[3]	WFRBS Commercial Mortgage Trust Series 2014-C19	3.829%	3/15/47	633	625
[3]	WFRBS Commercial Mortgage Trust Series 2014-C21	3.410%	8/15/47	158	153
[3]	WFRBS Commercial Mortgage Trust Series 2014-C21	3.678%	8/15/47	1,584	1,545
[3]	WFRBS Commercial Mortgage Trust Series 2014-C23	3.650%	10/15/57	653	636
[3]	WFRBS Commercial Mortgage Trust Series 2014-C23	3.917%	10/15/57	1,038	1,013
[3]	WFRBS Commercial Mortgage Trust Series 2014-LC14	3.766%	3/15/47	40	39
[3]	WFRBS Commercial Mortgage Trust Series 2014-LC14	4.045%	3/15/47	500	492
[3,6]	Wheels Fleet Lease Funding LLC Series 2022-1A	2.470%	10/18/36	18,620	18,171
[3,6]	Wheels SPV 2 LLC Series 2020-1A	0.510%	8/20/29	2,898	2,864

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,6]	Wheels SPV 2 LLC Series 2020-1A	0.620%	8/20/29	3,000	2,874
[3]	World Omni Auto Receivables Trust Series 2018-D	3.330%	4/15/24	23	23
[3]	World Omni Auto Receivables Trust Series 2018-D	3.440%	12/16/24	5,870	5,870
[3]	World Omni Auto Receivables Trust Series 2019-A	3.220%	6/16/25	6,420	6,405
[3]	World Omni Auto Receivables Trust Series 2020-A	1.100%	4/15/25	441	436
[3]	World Omni Auto Receivables Trust Series 2020-B	0.820%	1/15/26	7,420	7,059
[3]	World Omni Auto Receivables Trust Series 2020-C	0.610%	10/15/26	16,350	15,305
[3]	World Omni Auto Receivables Trust Series 2021-B	0.420%	6/15/26	12,620	12,109
[3]	World Omni Auto Receivables Trust Series 2021-C	0.440%	8/17/26	13,360	12,726
[3]	World Omni Auto Receivables Trust Series 2021-D	0.810%	10/15/26	11,160	10,627
[3]	World Omni Auto Receivables Trust Series 2021-D	1.100%	11/15/27	8,060	7,372
[3]	World Omni Auto Receivables Trust Series 2022-A	1.900%	3/15/28	13,580	12,499
[3]	World Omni Auto Receivables Trust Series 2022-B	3.440%	3/15/28	14,430	13,800
[3]	World Omni Auto Receivables Trust Series 2022-C	3.660%	10/15/27	11,060	10,772
[3]	World Omni Auto Receivables Trust Series 2022-C	3.680%	9/15/28	11,930	11,476
[3]	World Omni Automobile Lease Securitization Trust Series 2020-A	1.790%	6/16/25	6,384	6,381
[3]	World Omni Automobile Lease Securitization Trust Series 2020-B	0.520%	2/17/26	8,320	8,130
[3]	World Omni Automobile Lease Securitization Trust Series 2021-A	0.420%	8/15/24	9,330	8,988
[3]	World Omni Automobile Lease Securitization Trust Series 2021-A	0.500%	11/16/26	7,190	6,807
[3]	World Omni Automobile Lease Securitization Trust Series 2022-A	3.210%	2/18/25	3,920	3,855
[3]	World Omni Automobile Lease Securitization Trust Series 2022-A	3.340%	6/15/27	6,420	6,258
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $3,356,306)					3,210,191
Corporate Bonds (31.5%)
Communications (0.9%)
	Comcast Corp.	3.375%	2/15/25	1,000	967
[8]	Comcast Corp.	0.000%	9/14/26	3,839	3,285
[6]	Meta Platforms Inc.	3.500%	8/15/27	27,964	26,136
[6]	NTT Finance Corp.	0.583%	3/1/24	9,045	8,523
[6]	NTT Finance Corp.	1.162%	4/3/26	18,891	16,502
[3]	Ooredoo International Finance Ltd.	3.250%	2/21/23	15,790	15,668
[6]	Sky Ltd.	3.125%	11/26/22	9,480	9,465
[3,8]	Sky Ltd.	2.500%	9/15/26	2,570	2,442
					82,988
Consumer Discretionary (3.1%)
[3]	American Honda Finance Corp.	1.950%	5/10/23	30,000	29,591
[3]	American Honda Finance Corp.	0.875%	7/7/23	975	948

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	American Honda Finance Corp.	3.550%	1/12/24	1,500	1,479
[3]	American Honda Finance Corp.	0.550%	7/12/24	9,070	8,426
[3]	American Honda Finance Corp.	0.750%	8/9/24	9,925	9,227
[3]	American Honda Finance Corp.	1.500%	1/13/25	1,000	929
[6]	BMW US Capital LLC	0.800%	4/1/24	9,750	9,192
	Home Depot Inc.	2.700%	4/15/25	5,000	4,773
	Home Depot Inc.	4.000%	9/15/25	4,555	4,483
	Honda Motor Co. Ltd.	2.271%	3/10/25	10,715	10,093
[9]	Toyota Finance Australia Ltd.	3.300%	11/22/23	22,800	14,352
[3,8]	Toyota Finance Australia Ltd.	0.064%	1/13/25	2,400	2,193
[3]	Toyota Motor Credit Corp.	2.900%	3/30/23	31,431	31,191
[3]	Toyota Motor Credit Corp.	0.400%	4/6/23	30,925	30,280
	Toyota Motor Credit Corp.	2.500%	3/22/24	46,600	45,176
[3]	Toyota Motor Credit Corp.	0.500%	6/18/24	50,000	46,589
	Toyota Motor Credit Corp.	0.625%	9/13/24	880	814
[3]	Toyota Motor Credit Corp.	4.400%	9/20/24	11,150	11,081
[3]	Toyota Motor Credit Corp.	1.450%	1/13/25	7,085	6,573
[3]	Toyota Motor Credit Corp.	3.650%	8/18/25	26,150	25,309
					292,699
Consumer Staples (0.6%)
[8]	CK Hutchison Europe Finance 18 Ltd.	1.250%	4/13/25	2,790	2,574
	Colgate-Palmolive Co.	3.100%	8/15/25	4,760	4,600
	Kimberly-Clark Corp.	3.050%	8/15/25	7,920	7,577
[3,8]	Nestle Finance International Ltd.	0.000%	11/12/24	3,100	2,886
[6]	Nestle Holdings Inc.	3.350%	9/24/23	11,000	10,864
[3,8]	PepsiCo Inc.	2.625%	4/28/26	2,117	2,043
	PepsiCo Inc.	3.600%	2/18/28	3,760	3,557
	Philip Morris International Inc.	3.375%	8/11/25	5,500	5,265
[8]	Procter & Gamble Co.	4.875%	5/11/27	2,117	2,217
	Target Corp.	3.500%	7/1/24	13,000	12,785
[3,8]	Unilever Finance Netherlands BV	1.250%	3/25/25	2,400	2,259
	Walmart Inc.	3.400%	6/26/23	500	497
					57,124
Energy (1.0%)
	EOG Resources Inc.	3.150%	4/1/25	10,000	9,626
[8]	Exxon Mobil Corp.	0.142%	6/26/24	2,200	2,052
	Exxon Mobil Corp.	2.709%	3/6/25	15,000	14,342
	Exxon Mobil Corp.	2.992%	3/19/25	3,600	3,460
[6]	Harvest Operations Corp.	4.200%	6/1/23	2,000	1,996
[3]	Harvest Operations Corp.	1.000%	4/26/24	4,125	3,879
[6]	SA Global Sukuk Ltd.	0.946%	6/17/24	2,316	2,161
[3]	SA Global Sukuk Ltd.	0.946%	6/17/24	23,000	21,455
	Schlumberger Investment SA	3.650%	12/1/23	30,000	29,564
	Shell International Finance BV	3.250%	5/11/25	4,500	4,326
[3,8]	Shell International Finance BV	2.500%	3/24/26	2,117	2,031
					94,892
Financials (20.8%)
[6]	AIG Global Funding	0.650%	6/17/24	12,000	11,153
	Allstate Corp.	0.750%	12/15/25	5,000	4,365
	American Express Co.	3.400%	2/22/24	3,039	2,982
	American Express Co.	3.375%	5/3/24	8,424	8,216
	American Express Co.	2.250%	3/4/25	4,900	4,598
	American Express Co.	3.950%	8/1/25	22,500	21,804
[6]	ANZ New Zealand Int'l Ltd.	1.900%	2/13/23	3,840	3,806

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	Athene Global Funding	2.800%	5/26/23	9,400	9,258
[6]	Athene Global Funding	1.200%	10/13/23	14,361	13,753
[6]	Athene Global Funding	0.950%	1/8/24	4,445	4,194
[6]	Athene Global Funding	0.914%	8/19/24	1,440	1,315
	Banco Santander SA	2.706%	6/27/24	10,000	9,557
	Bank of America Corp.	4.100%	7/24/23	5,000	4,984
[3]	Bank of America Corp.	3.004%	12/20/23	90,486	90,028
[3]	Bank of America Corp.	4.125%	1/22/24	8,000	7,935
[3]	Bank of America Corp.	3.550%	3/5/24	12,567	12,471
[3]	Bank of America Corp.	0.523%	6/14/24	8,000	7,726
[3]	Bank of America Corp.	3.864%	7/23/24	10,000	9,858
[3]	Bank of America Corp.	0.810%	10/24/24	7,470	7,100
	Bank of America Corp.	1.843%	2/4/25	21,000	19,968
	Bank of America Corp.	0.976%	4/22/25	20,000	18,590
[3]	Bank of America Corp.	3.875%	8/1/25	5,000	4,855
[3]	Bank of America Corp.	2.015%	2/13/26	9,753	8,946
[3]	Bank of America Corp.	3.384%	4/2/26	14,500	13,705
[3]	Bank of America Corp.	1.319%	6/19/26	4,763	4,224
	Bank of America Corp.	4.827%	7/22/26	34,000	33,197
	Bank of America Corp.	1.734%	7/22/27	7,000	6,005
[3]	Bank of Montreal	0.400%	9/15/23	35,000	33,497
[3]	Bank of Montreal	3.300%	2/5/24	7,290	7,136
[3]	Bank of Montreal	2.150%	3/8/24	25,000	24,025
[3]	Bank of Montreal	0.625%	7/9/24	13,530	12,529
[3]	Bank of Montreal	3.700%	6/7/25	3,000	2,886
[3,7,9]	Bank of Montreal, 3M Australian Bank Bill Rate + 0.990%	3.575%	9/7/23	21,500	13,796
	Bank of New York Mellon Corp.	4.414%	7/24/26	14,300	13,981
[3]	Bank of New York Mellon Corp.	3.250%	5/16/27	3,420	3,199
	Bank of Nova Scotia	1.625%	5/1/23	15,000	14,754
	Bank of Nova Scotia	0.400%	9/15/23	6,700	6,413
	Bank of Nova Scotia	0.650%	7/31/24	4,090	3,774
	Bank of Nova Scotia	1.450%	1/10/25	6,400	5,873
	Bank of Nova Scotia	3.450%	4/11/25	16,200	15,517
	Bank of Nova Scotia	1.350%	6/24/26	8,125	7,075
[6]	Bank of Nova Scotia	1.188%	10/13/26	11,030	9,605
[3,7,9]	Bank of Nova Scotia, 3M Australian Bank Bill Rate + 0.980%	3.565%	9/7/23	22,430	14,384
[8]	Berkshire Hathaway Inc.	0.000%	3/12/25	2,400	2,182
[6]	BNP Paribas SA	3.800%	1/10/24	5,000	4,908
	BPCE SA	4.000%	4/15/24	6,241	6,127
[3,7,9]	BPCE SA, 3M Australian Bank Bill Rate + 1.100%	3.351%	4/26/23	10,000	6,408
	Canadian Imperial Bank of Commerce	0.450%	6/22/23	16,640	16,151
	Canadian Imperial Bank of Commerce	3.945%	8/4/25	3,000	2,900
	Canadian Imperial Bank of Commerce	3.450%	4/7/27	6,200	5,705
	Charles Schwab Corp.	1.150%	5/13/26	10,000	8,743
	Citigroup Inc.	3.875%	10/25/23	4,500	4,442
	Citigroup Inc.	0.776%	10/30/24	3,230	3,072
[3]	Citigroup Inc.	3.352%	4/24/25	6,085	5,873
	Citigroup Inc.	0.981%	5/1/25	5,415	5,023
	Citigroup Inc.	4.140%	5/24/25	3,000	2,933
	Citigroup Inc.	1.281%	11/3/25	2,000	1,829
	Citigroup Inc.	2.014%	1/25/26	4,975	4,577
[3,8]	Cooperatieve Rabobank UA	0.625%	2/27/24	3,100	2,940
	Cooperatieve Rabobank UA	3.875%	8/22/24	1,700	1,667

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Credit Suisse AG	1.000%	5/5/23	18,780	18,355
[3]	Credit Suisse AG	0.520%	8/9/23	25,000	23,936
	Credit Suisse AG	0.495%	2/2/24	1,000	931
	Credit Suisse AG	4.750%	8/9/24	3,800	3,700
[3]	Credit Suisse AG	3.625%	9/9/24	1,000	953
	Credit Suisse AG	3.700%	2/21/25	3,500	3,286
[3,8]	Credit Suisse AG	1.500%	4/10/26	2,400	2,119
[6]	Danske Bank A/S	0.976%	9/10/25	3,360	3,045
[6]	Equitable Financial Life Global Funding	0.500%	4/6/23	22,250	21,899
[6]	F&G Global Funding	0.900%	9/20/24	2,244	2,042
[6]	F&G Global Funding	1.750%	6/30/26	2,361	2,050
[3]	First Republic Bank	1.912%	2/12/24	15,840	15,657
[6]	Five Corners Funding Trust	4.419%	11/15/23	5,000	4,957
	Goldman Sachs Group Inc.	3.625%	1/22/23	4,300	4,293
	Goldman Sachs Group Inc.	3.200%	2/23/23	8,000	7,957
	Goldman Sachs Group Inc.	0.523%	3/8/23	16,000	15,752
[3]	Goldman Sachs Group Inc.	0.627%	11/17/23	15,630	15,533
	Goldman Sachs Group Inc.	1.217%	12/6/23	5,000	4,796
	Goldman Sachs Group Inc.	4.000%	3/3/24	15,000	14,792
	Goldman Sachs Group Inc.	0.673%	3/8/24	10,000	9,770
[3]	Goldman Sachs Group Inc.	0.657%	9/10/24	24,950	23,768
	Goldman Sachs Group Inc.	0.925%	10/21/24	13,350	12,671
	Goldman Sachs Group Inc.	1.757%	1/24/25	7,935	7,543
	Goldman Sachs Group Inc.	3.500%	4/1/25	12,982	12,414
[3,8]	Goldman Sachs Group Inc.	2.875%	6/3/26	1,350	1,266
	HSBC Holdings plc	3.600%	5/25/23	10,634	10,535
[3]	HSBC Holdings plc	3.950%	5/18/24	14,505	14,321
	HSBC Holdings plc	0.732%	8/17/24	7,000	6,682
	HSBC Holdings plc	1.162%	11/22/24	3,200	3,025
	HSBC Holdings plc	0.976%	5/24/25	10,000	9,188
	HSBC Holdings plc	2.999%	3/10/26	6,150	5,686
[3]	HSBC Holdings plc	1.645%	4/18/26	2,385	2,123
	ING Groep NV	4.100%	10/2/23	2,150	2,122
	Intercontinental Exchange Inc.	3.650%	5/23/25	7,800	7,546
	Intercontinental Exchange Inc.	4.000%	9/15/27	5,000	4,741
	JPMorgan Chase & Co.	3.375%	5/1/23	1,000	994
[3]	JPMorgan Chase & Co.	3.559%	4/23/24	61,290	60,665
[3]	JPMorgan Chase & Co.	1.514%	6/1/24	5,000	4,883
[3]	JPMorgan Chase & Co.	3.797%	7/23/24	12,460	12,302
[3]	JPMorgan Chase & Co.	0.653%	9/16/24	3,000	2,862
[3]	JPMorgan Chase & Co.	4.023%	12/5/24	23,163	22,798
	JPMorgan Chase & Co.	0.563%	2/16/25	3,375	3,157
[3]	JPMorgan Chase & Co.	3.220%	3/1/25	38,468	37,228
	JPMorgan Chase & Co.	0.824%	6/1/25	5,720	5,293
	JPMorgan Chase & Co.	0.969%	6/23/25	7,500	6,940
[3]	JPMorgan Chase & Co.	2.301%	10/15/25	2,767	2,595
	JPMorgan Chase & Co.	1.561%	12/10/25	15,000	13,753
	JPMorgan Chase & Co.	4.080%	4/26/26	8,500	8,167
	JPMorgan Chase & Co.	4.851%	7/25/28	8,000	7,676
[3]	KeyBank NA	3.375%	3/7/23	4,000	3,982
[3]	KeyBank NA	4.150%	8/8/25	3,300	3,207
[6]	Kookmin Bank	2.125%	2/15/25	25,000	23,390
	Legg Mason Inc.	3.950%	7/15/24	5,000	4,894
	Lloyds Banking Group plc	4.050%	8/16/23	5,000	4,943
[3]	Lloyds Banking Group plc	2.907%	11/7/23	10,010	9,985

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Loews Corp.	2.625%	5/15/23	2,000	1,979
[6]	LSEGA Financing plc	0.650%	4/6/24	4,135	3,875
[6]	Macquarie Group Ltd.	3.189%	11/28/23	5,792	5,774
[6]	Macquarie Group Ltd.	1.201%	10/14/25	50,000	45,597
	Marsh & McLennan Cos. Inc.	4.050%	10/15/23	1,500	1,484
[6]	Metropolitan Life Global Funding I	0.400%	1/7/24	4,210	3,980
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	5,750	5,686
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	16,150	15,752
[3]	Mitsubishi UFJ Financial Group Inc.	0.848%	9/15/24	29,080	27,741
	Mitsubishi UFJ Financial Group Inc.	2.193%	2/25/25	2,711	2,513
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	4,812	4,317
	Mitsubishi UFJ Financial Group Inc.	4.788%	7/18/25	3,500	3,453
	Mitsubishi UFJ Financial Group Inc.	0.953%	7/19/25	11,915	10,967
	Mitsubishi UFJ Financial Group Inc.	0.962%	10/11/25	3,900	3,551
[6]	Mizuho Bank Ltd.	2.950%	10/17/22	940	939
[6]	Mizuho Bank Ltd.	3.500%	3/21/23	4,550	4,528
[3]	Mizuho Financial Group Inc.	1.241%	7/10/24	21,453	20,749
[3]	Morgan Stanley	0.560%	11/10/23	30,630	30,471
[3]	Morgan Stanley	0.529%	1/25/24	21,430	21,085
	Morgan Stanley	0.731%	4/5/24	6,960	6,795
[3]	Morgan Stanley	3.737%	4/24/24	5,000	4,947
[3]	Morgan Stanley	0.791%	1/22/25	22,500	21,076
	Morgan Stanley	3.620%	4/17/25	10,000	9,710
	Morgan Stanley	0.790%	5/30/25	16,600	15,282
[3]	Morgan Stanley	2.720%	7/22/25	2,854	2,706
[3]	Morgan Stanley	2.188%	4/28/26	15,000	13,764
[8]	Morgan Stanley	2.103%	5/8/26	1,333	1,241
	Morgan Stanley	4.679%	7/17/26	6,000	5,841
[6]	National Bank of Canada	2.150%	10/7/22	11,780	11,778
[3]	National Bank of Canada	2.100%	2/1/23	4,000	3,962
[3]	National Bank of Canada	0.550%	11/15/24	4,600	4,359
[6]	Nationwide Building Society	2.000%	1/27/23	4,625	4,587
[6]	Nationwide Building Society	3.900%	7/21/25	7,000	6,662
[6]	Nationwide Building Society	1.000%	8/28/25	2,870	2,517
[6]	NongHyup Bank	0.875%	7/28/24	20,000	18,626
	Northern Trust Corp.	4.000%	5/10/27	4,300	4,163
[3]	PNC Bank NA	3.500%	6/8/23	5,165	5,131
	PNC Financial Services Group Inc.	3.500%	1/23/24	2,070	2,037
	Progressive Corp.	2.500%	3/15/27	2,100	1,896
[6]	Reliance Standard Life Global Funding II	2.150%	1/21/23	2,000	1,983
[3]	Royal Bank of Canada	3.700%	10/5/23	3,600	3,565
[3]	Royal Bank of Canada	2.550%	7/16/24	1,940	1,863
[3]	Royal Bank of Canada	3.970%	7/26/24	15,250	14,991
[3]	Royal Bank of Canada	0.750%	10/7/24	6,656	6,117
[3]	Royal Bank of Canada	1.600%	1/21/25	8,000	7,405
	Royal Bank of Canada	3.375%	4/14/25	7,600	7,310
	Royal Bank of Canada	1.200%	4/27/26	4,960	4,320
[3]	Royal Bank of Canada	1.150%	7/14/26	10,350	8,926
	Royal Bank of Canada	3.625%	5/4/27	2,100	1,953
[6]	Security Benefit Global Funding	1.250%	5/17/24	14,420	13,420
[6]	Skandinaviska Enskilda Banken AB	0.550%	9/1/23	8,560	8,213
[6]	Skandinaviska Enskilda Banken AB	0.650%	9/9/24	15,000	13,770
[6]	Standard Chartered plc	1.319%	10/14/23	3,350	3,346
	State Street Corp.	2.901%	3/30/26	15,273	14,416
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	5,408	5,406

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	3,670	3,656
	Sumitomo Mitsui Financial Group Inc.	0.508%	1/12/24	900	848
	Sumitomo Mitsui Financial Group Inc.	2.448%	9/27/24	7,892	7,467
	Sumitomo Mitsui Financial Group Inc.	1.474%	7/8/25	12,147	10,944
[6]	Sumitomo Mitsui Trust Bank Ltd.	2.550%	3/10/25	3,450	3,234
[6]	Svenska Handelsbanken AB	0.625%	6/30/23	5,000	4,850
[6]	Svenska Handelsbanken AB	0.550%	6/11/24	28,500	26,523
[6]	Swedbank AB	0.600%	9/25/23	3,835	3,672
[3]	Toronto-Dominion Bank	0.750%	6/12/23	6,375	6,199
[3]	Toronto-Dominion Bank	0.450%	9/11/23	7,365	7,058
	Toronto-Dominion Bank	0.550%	3/4/24	4,730	4,447
[3]	Toronto-Dominion Bank	2.350%	3/8/24	18,672	18,012
[3]	Toronto-Dominion Bank	2.650%	6/12/24	1,225	1,176
[3]	Toronto-Dominion Bank	0.700%	9/10/24	20,000	18,433
[3]	Toronto-Dominion Bank	4.285%	9/13/24	8,000	7,880
	Toronto-Dominion Bank	3.766%	6/6/25	15,500	14,976
[3]	Toronto-Dominion Bank	1.250%	9/10/26	20,000	17,106
[3]	Truist Bank	3.000%	2/2/23	3,000	2,986
[3]	Truist Bank	1.500%	3/10/25	440	405
[3]	Truist Financial Corp.	3.750%	12/6/23	6,610	6,551
[3]	Truist Financial Corp.	2.500%	8/1/24	11,215	10,741
[6]	UBS AG	0.375%	6/1/23	12,000	11,652
[7,9]	UBS AG, 3M Australian Bank Bill Rate + 0.670%	2.791%	7/30/23	29,512	18,870
[3,7,9]	UBS AG, 3M Australian Bank Bill Rate + 0.870%	2.991%	7/30/25	15,000	9,559
[6]	UBS Group AG	1.008%	7/30/24	4,445	4,288
[3,8]	US Bancorp	0.850%	6/7/24	4,292	4,029
	US Bancorp	4.548%	7/22/28	19,400	18,749
	Visa Inc.	3.150%	12/14/25	26,270	25,114
[8]	Visa Inc.	1.500%	6/15/26	2,865	2,644
[3]	Wells Fargo & Co.	3.750%	1/24/24	16,850	16,596
[3,8]	Wells Fargo & Co.	0.500%	4/26/24	4,025	3,766
[3]	Wells Fargo & Co.	1.654%	6/2/24	19,270	18,815
[3]	Wells Fargo & Co.	0.805%	5/19/25	2,750	2,549
[3]	Wells Fargo & Co.	3.550%	9/29/25	3,788	3,607
[3]	Wells Fargo & Co.	4.808%	7/25/28	8,000	7,643
[6]	Westpac Banking Corp.	1.552%	9/30/26	11,090	9,818
[3,8]	Westpac Securities NZ Ltd.	0.427%	12/14/26	2,100	1,788
					1,972,861
Health Care (0.8%)
	Bristol-Myers Squibb Co.	2.750%	2/15/23	5,000	4,974
	Bristol-Myers Squibb Co.	0.537%	11/13/23	17,590	16,854
	Bristol-Myers Squibb Co.	2.900%	7/26/24	5,000	4,851
	GlaxoSmithKline Capital plc	0.534%	10/1/23	6,125	5,885
[6]	Roche Holdings Inc.	1.882%	3/8/24	20,000	19,302
[6]	Roche Holdings Inc.	2.132%	3/10/25	9,925	9,382
[3]	SSM Health Care Corp.	3.688%	6/1/23	5,985	5,947
	UnitedHealth Group Inc.	0.550%	5/15/24	4,800	4,498
	UnitedHealth Group Inc.	1.150%	5/15/26	1,845	1,628
					73,321
Industrials (1.7%)
	3M Co.	2.650%	4/15/25	900	850
[3]	Caterpillar Financial Services Corp.	2.150%	11/8/24	6,120	5,820
[3]	Caterpillar Financial Services Corp.	3.400%	5/13/25	20,000	19,344

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Caterpillar Financial Services Corp.	1.450%	5/15/25	5,000	4,604
	Deere & Co.	2.750%	4/15/25	20,000	19,101
	General Dynamics Corp.	3.250%	4/1/25	900	869
[3]	John Deere Capital Corp.	1.250%	1/10/25	1,000	928
[3]	John Deere Capital Corp.	2.125%	3/7/25	13,570	12,769
	John Deere Capital Corp.	3.400%	6/6/25	8,315	8,040
[3]	PACCAR Financial Corp.	3.150%	6/13/24	13,335	13,021
[3]	PACCAR Financial Corp.	3.550%	8/11/25	10,000	9,710
	Precision Castparts Corp.	2.500%	1/15/23	5,500	5,473
	Rockwell Automation Inc.	2.875%	3/1/25	20,000	19,121
[6]	Siemens Financieringsmaatschappij NV	0.650%	3/11/24	9,445	8,917
[6]	Siemens Financieringsmaatschappij NV	3.250%	5/27/25	31,218	29,904
	United Parcel Service Inc.	3.900%	4/1/25	900	884
					159,355
Materials (0.1%)
[6]	Georgia-Pacific LLC	0.625%	5/15/24	15,265	14,176
Real Estate (0.8%)
	Camden Property Trust	2.950%	12/15/22	3,080	3,070
	Camden Property Trust	4.250%	1/15/24	3,890	3,840
	Public Storage	1.500%	11/9/26	2,200	1,940
[7]	Public Storage, SOFR + 0.470%	2.789%	4/23/24	6,465	6,426
	Realty Income Corp.	4.600%	2/6/24	2,500	2,491
	Realty Income Corp.	3.875%	4/15/25	10,000	9,721
[3,10]	Realty Income Corp.	1.875%	1/14/27	697	644
[10]	Realty Income Corp.	1.125%	7/13/27	1,300	1,130
	Simon Property Group LP	2.750%	6/1/23	1,970	1,946
	Simon Property Group LP	3.750%	2/1/24	9,346	9,210
	Simon Property Group LP	2.000%	9/13/24	6,140	5,802
	Simon Property Group LP	3.375%	10/1/24	16,740	16,242
	Simon Property Group LP	3.500%	9/1/25	10,000	9,549
					72,011
Technology (1.3%)
	Analog Devices Inc.	2.950%	4/1/25	5,000	4,804
[7]	Analog Devices Inc., SOFR + 0.250%	1.780%	10/1/24	25,000	24,547
[8]	Apple Inc.	0.875%	5/24/25	2,400	2,240
[8]	Apple Inc.	1.625%	11/10/26	2,117	1,967
	Intel Corp.	3.400%	3/25/25	5,000	4,848
	Intuit Inc.	0.950%	7/15/25	5,000	4,508
	NVIDIA Corp.	0.584%	6/14/24	74,836	69,949
	PayPal Holdings Inc.	2.400%	10/1/24	6,100	5,827
	TSMC Arizona Corp.	3.875%	4/22/27	4,166	3,970
					122,660
Utilities (0.4%)
	Atlantic City Electric Co.	3.375%	9/1/24	15,000	14,561
	Berkshire Hathaway Energy Co.	4.050%	4/15/25	2,565	2,523
[3]	Duke Energy Carolinas NC Storm Funding LLC	1.679%	7/1/31	5,365	4,670
	Entergy Louisiana LLC	0.620%	11/17/23	7,645	7,316
	Florida Power & Light Co.	2.850%	4/1/25	900	861
[6]	Korea East-West Power Co. Ltd.	3.600%	5/6/25	3,565	3,436

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	National Rural Utilities Cooperative Finance Corp.	3.400%	11/15/23	8,500	8,378
	Southern California Gas Co.	3.150%	9/15/24	1,100	1,066
					42,811
Total Corporate Bonds (Cost $3,152,913)					2,984,898
Sovereign Bonds (4.7%)
[3]	Abu Dhabi National Energy Co. PJSC	3.625%	1/12/23	543	540
[3]	Arab Petroleum Investments Corp.	4.125%	9/18/23	5,882	5,861
[3,6]	CDP Financial Inc.	3.150%	7/24/24	1,750	1,710
	Corp. Andina de Fomento	2.375%	5/12/23	10,000	9,852
	Corp. Andina de Fomento	1.250%	10/26/24	24,000	22,271
[3,6,11]	Dexia Credit Local SA	3.250%	9/26/23	50,000	49,370
[3]	Emirate of Abu Dhabi	2.500%	10/11/22	17,000	16,982
	Equinor ASA	2.650%	1/15/24	2,000	1,947
	Equinor ASA	1.750%	1/22/26	5,000	4,503
	Export-Import Bank of Korea	3.000%	11/1/22	2,400	2,397
	Export-Import Bank of Korea	4.000%	9/15/24	33,333	32,951
	Export-Import Bank of Korea	1.250%	1/18/25	80,000	73,960
	Export-Import Bank of Korea	3.250%	11/10/25	25,000	23,873
[3,12]	Japan Bank for International Cooperation	2.500%	5/23/24	5,000	4,839
	Korea Development Bank	0.500%	10/27/23	24,000	23,022
	Korea Development Bank	3.750%	1/22/24	10,000	9,898
[3]	Korea Development Bank	1.750%	2/18/25	7,000	6,529
	Korea Development Bank	2.000%	2/24/25	20,000	18,750
[3,6]	Korea Electric Power Corp.	3.625%	6/14/25	18,667	17,969
[3,6]	Korea National Oil Corp.	1.750%	4/18/25	24,000	22,080
[3]	Korea National Oil Corp.	0.875%	10/5/25	5,000	4,407
[3,6]	Qatar Energy	1.375%	9/12/26	7,798	6,792
	Republic of Chile	2.250%	10/30/22	6,803	6,786
[3]	Republic of Chile	2.750%	1/31/27	29,137	26,279
[3]	Republic of Slovenia	5.500%	10/26/22	303	302
[3,6]	Saudi Arabian Oil Co.	1.250%	11/24/23	3,000	2,882
[3]	Saudi Arabian Oil Co.	2.875%	4/16/24	14,850	14,367
[3]	State of Qatar	3.875%	4/23/23	10,734	10,690
[3,6]	Temasek Financial I Ltd.	2.375%	1/23/23	5,000	4,971
[3,6]	Tokyo Metropolitan Government	0.750%	7/16/25	21,000	18,797
Total Sovereign Bonds (Cost $470,425)					445,577
Taxable Municipal Bonds (0.8%)
	Florida State Board of Administration Finance Corp. Revenue	1.258%	7/1/25	56,750	51,378
	University of California Revenue	0.883%	5/15/25	27,000	24,580
Total Taxable Municipal Bonds (Cost $83,750)					75,958
				Shares
Temporary Cash Investments (1.5%)
Money Market Fund (1.5%)
[13]	Vanguard Market Liquidity Fund (Cost $147,342)	2.828%		1,473,896	147,345
Total Investments (100.4%) (Cost $9,956,635)					9,526,361

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Conventional Mortgage-Backed Securities—Liability for Sale Commitments (-1.1%)
[3,4,5]	UMBS Pool	2.000%	10/25/52	(53,500)	(43,193)
[3,4,5]	UMBS Pool	3.000%	10/25/52–11/25/52	(73,000)	(63,455)
Total Conventional Mortgage-Backed Securities—Liability for Sale Commitments (Proceeds $112,595)					(106,648)
Other Assets and Liabilities—Net (0.7%)					67,830
Net Assets (100%)					9,487,543
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $8,313,000 have been segregated as initial margin for open futures contracts.
2	Securities with a value of $2,448,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2022.
6	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, the aggregate value was $1,449,988,000, representing 15.3% of net assets.
7	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
8	Face amount denominated in euro.
9	Face amount denominated in Australian dollars.
10	Face amount denominated in British pounds.
11	Guaranteed by multiple countries.
12	Guaranteed by the Government of Japan.
13	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
3M—3-month.
LIBOR—London Interbank Offered Rate.
REMICS—Real Estate Mortgage Investment Conduits.
SOFR—Secured Overnight Financing Rate.
UMBS—Uniform Mortgage-Backed Securities.
USD—U.S. dollar.

Institutional Short-Term Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2022	5,444	1,118,146	(15,336)
10-Year U.S. Treasury Note	December 2022	284	31,826	(1,581)
Long U.S. Treasury Bond	December 2022	132	16,686	(457)
				(17,374)

Short Futures Contracts
5-Year U.S. Treasury Note	December 2022	(120)	(12,901)	87
Euro-Bobl	December 2022	(168)	(19,717)	581
Euro-Schatz	December 2022	(191)	(20,060)	215
Long Gilt	December 2022	(9)	(969)	135
Ultra 10-Year U.S. Treasury Note	December 2022	(457)	(54,147)	2,304
				3,322
				(14,052)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
State Street Bank & Trust Co.	11/2/22	EUR	1,114	USD	1,116	—	(22)
Credit Agricole CIB	11/2/22	EUR	521	USD	505	6	—
Morgan Stanley Capital Services LLC	11/2/22	EUR	491	USD	493	—	(10)
Credit Agricole CIB	11/2/22	USD	84,302	AUD	125,160	4,216	—
State Street Bank & Trust Co.	10/27/22	USD	53,305	EUR	53,093	1,187	—
Standard Chartered Bank	10/13/22	USD	2,303	GBP	1,984	87	—
State Street Bank & Trust Co.	11/2/22	USD	360	GBP	313	11	—
						5,507	(32)
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
USD—U.S. dollar.

Institutional Short-Term Bond Fund
Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Credit Protection Sold/Moody's Rating
Corp. Nacional del Cobre de Chile/A3	12/20/22	MSCS	15,000	1.000	(1)	12	—	(13)
Republic of Chile/A2	12/20/27	MSCS	1,920	1.000	(59)	(43)	—	(16)
					(60)	(31)	—	(29)
1 Periodic premium received/paid quarterly.
MSCS—Morgan Stanley Capital Services LLC.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At September 30, 2022, the counterparties had deposited in segregated accounts securities with a value of $1,696,000 in connection with open forward currency contracts and over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund
Statement of Assets and Liabilities
As of September 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $9,809,293)	9,379,016
Affiliated Issuers (Cost $147,342)	147,345
Total Investments in Securities	9,526,361
Investment in Vanguard	357
Cash	1,520
Foreign Currency, at Value (Cost $1,430)	1,407
Receivables for Investment Securities Sold	137,163
Receivables for Accrued Income	37,960
Swap Premiums Paid	12
Unrealized Appreciation—Forward Currency Contracts	5,507
Total Assets	9,710,287
Liabilities
Liability for Sale Commitments, at Value (Proceeds $112,595)	106,648
Payables for Investment Securities Purchased	115,600
Payables to Vanguard	78
Swap Premiums Received	43
Variation Margin Payable—Futures Contracts	314
Unrealized Depreciation—Forward Currency Contracts	32
Unrealized Depreciation—Over-the-Counter Swap Contracts	29
Total Liabilities	222,744
Net Assets	9,487,543
At September 30, 2022, net assets consisted of:

Paid-in Capital	10,064,521
Total Distributable Earnings (Loss)	(576,978)
Net Assets	9,487,543

Net Assets
Applicable to 729,999,841 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	9,487,543
Net Asset Value Per Share	$13.00
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund
Statement of Operations

Year Ended September 30, 2022
($000)
Investment Income
Income
Interest[1]	132,730
Total Income	132,730
Expenses
The Vanguard Group—Note B
Investment Advisory Services	626
Management and Administrative	1,073
Marketing and Distribution	154
Custodian Fees	41
Auditing Fees	32
Shareholders’ Reports	17
Trustees’ Fees and Expenses	4
Other Expenses	14
Total Expenses	1,961
Expenses Paid Indirectly	(16)
Net Expenses	1,945
Net Investment Income	130,785
Realized Net Gain (Loss)
Investment Securities Sold[1]	(126,269)
Futures Contracts	(42,059)
Swap Contracts	4,951
Forward Currency Contracts	17,320
Foreign Currencies	782
Realized Net Gain (Loss)	(145,275)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(463,575)
Futures Contracts	(13,272)
Swap Contracts	(1,782)
Forward Currency Contracts	3,547
Foreign Currencies	(45)
Change in Unrealized Appreciation (Depreciation)	(475,127)
Net Increase (Decrease) in Net Assets Resulting from Operations	(489,617)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,504,000, ($78,000), $2,000, and $3,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	130,785	108,485
Realized Net Gain (Loss)	(145,275)	75,966
Change in Unrealized Appreciation (Depreciation)	(475,127)	(121,476)
Net Increase (Decrease) in Net Assets Resulting from Operations	(489,617)	62,975
Distributions
Total Distributions	(190,845)	(140,615)
Capital Share Transactions
Issued	992,071	2,387,279
Issued in Lieu of Cash Distributions	190,845	140,615
Redeemed	(664,216)	(1,057,380)
Net Increase (Decrease) from Capital Share Transactions	518,700	1,470,514
Total Increase (Decrease)	(161,762)	1,392,874
Net Assets
Beginning of Period	9,649,305	8,256,431
End of Period	9,487,543	9,649,305
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.94	$14.06	$13.82	$13.55	$13.75
Investment Operations
Net Investment Income[1]	.181	.165	.316	.373	.293
Net Realized and Unrealized Gain (Loss) on Investments	(.855)	(.070)	.244	.271	(.202)
Total from Investment Operations	(.674)	.095	.560	.644	.091
Distributions
Dividends from Net Investment Income	(.177)	(.165)	(.320)	(.374)	(.291)
Distributions from Realized Capital Gains	(.089)	(.050)	—	—	—
Total Distributions	(.266)	(.215)	(.320)	(.374)	(.291)
Net Asset Value, End of Period	$13.00	$13.94	$14.06	$13.82	$13.55
Total Return	-4.89%	0.68%	4.10%	4.81%	0.67%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,488	$9,649	$8,256	$7,781	$7,796
Ratio of Total Expenses to Average Net Assets	0.02%[2]	0.02%	0.02%	0.02%	0.02%
Ratio of Net Investment Income to Average Net Assets	1.35%	1.18%	2.27%	2.73%	2.15%
Portfolio Turnover Rate	122%[3]	134%[3]	118%	83%	118%[4]
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.02%.
3	Includes 5% and 16%, respectively, attributable to mortgage-dollar-roll activity.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund
Notes to Financial Statements
Vanguard Institutional Short-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for certain collective trusts and other accounts managed by Vanguard or its affiliates and qualifying education savings plans. The fund is offered to investors who meet certain administrative and service criteria and invest a minimum of $10 million.
Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among

Institutional Short-Term Bond Fund
numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At September 30, 2022, counterparties had deposited in segregated accounts securities with a value of $1,018,000 in connection with TBA transactions.
4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
5. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

Institutional Short-Term Bond Fund
During the year ended September 30, 2022, the fund’s average investments in long and short futures contracts represented 13% and 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
6. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended September 30, 2022, the fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of the notional amounts at each quarter-end during the period.
7. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference

Institutional Short-Term Bond Fund
issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund's performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled

Institutional Short-Term Bond Fund
swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended September 30, 2022, the fund's average amounts of investments in credit protection sold and credit protection purchased represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open interest rate swap contracts at September 30, 2022.
8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
9. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
10. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

Institutional Short-Term Bond Fund
For the year ended September 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
11. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2022, the fund had contributed to Vanguard capital in the amount of $357,000, representing less than 0.01% of the fund’s net assets and 0.14% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2022, custodian fee offset arrangements reduced the fund’s expenses by $16,000 (an annual rate of less than 0.01% of average net assets).
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of September 30, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	2,662,392	—	2,662,392
Asset-Backed/Commercial Mortgage-Backed Securities	—	3,210,191	—	3,210,191

Institutional Short-Term Bond Fund
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Corporate Bonds	—	2,984,898	—	2,984,898
Sovereign Bonds	—	445,577	—	445,577
Taxable Municipal Bonds	—	75,958	—	75,958
Temporary Cash Investments	147,345	—	—	147,345
Total	147,345	9,379,016	—	9,526,361
Liabilities
Conventional Mortgage-Backed Securities—Liability for Sale Commitments	—	106,648	—	106,648

Derivative Financial Instruments
Assets
Futures Contracts[1]	3,322	—	—	3,322
Forward Currency Contracts	—	5,507	—	5,507
Total	3,322	5,507	—	8,829
Liabilities
Futures Contracts[1]	17,374	—	—	17,374
Forward Currency Contracts	—	32	—	32
Swap Contracts	—	29	—	29
Total	17,374	61	—	17,435
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.  At September 30, 2022, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Swap Premiums Paid	—	—	12	12
Unrealized Appreciation—Futures Contracts[1]	3,322	—	—	3,322
Unrealized Appreciation—Forward Currency Contracts	—	5,507	—	5,507
Total Assets	3,322	5,507	12	8,841

Institutional Short-Term Bond Fund
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Swap Premiums Received	—	—	43	43
Unrealized Depreciation—Futures Contracts[1]	17,374	—	—	17,374
Unrealized Depreciation—Forward Currency Contracts	—	32	—	32
Unrealized Depreciation—Over-the-Counter Swap Contracts	—	—	29	29
Total Liabilities	17,374	32	72	17,478
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2022, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(42,059)	—	—	(42,059)
Swap Contracts	4,872	—	79	4,951
Forward Currency Contracts	—	17,320	—	17,320
Realized Net Gain (Loss) on Derivatives	(37,187)	17,320	79	(19,788)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(13,272)	—	—	(13,272)
Swap Contracts	(1,815)	—	33	(1,782)
Forward Currency Contracts	—	3,547	—	3,547
Change in Unrealized Appreciation (Depreciation) on Derivatives	(15,087)	3,547	33	(11,507)
F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of gain or loss

Institutional Short-Term Bond Fund
from foreign currency hedges. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	1,088
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(176,754)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(401,312)
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	145,800	112,001
Long-Term Capital Gains	45,045	28,614
Total	190,845	140,615
*	Includes short-term capital gains, if any.
As of September 30, 2022, gross unrealized appreciation and depreciation for investments, derivatives, and sale commitments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	9,933,560
Gross Unrealized Appreciation	23,366
Gross Unrealized Depreciation	(424,678)
Net Unrealized Appreciation (Depreciation)	(401,312)
G.  During the year ended September 30, 2022, the fund purchased $4,082,737,000 of investment securities and sold $3,869,740,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $8,352,256,000 and $7,751,454,000, respectively.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2022, such purchases were $432,500,000 and sales were $43,046,000, resulting in net realized loss of $1,563,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

Institutional Short-Term Bond Fund
H.  Capital shares issued and redeemed were:
	Year Ended September 30,
	2022 Shares (000)	2021 Shares (000)

Issued	72,497	170,433
Issued in Lieu of Cash Distributions	14,142	10,049
Redeemed	(48,766)	(75,571)
Net Increase (Decrease) in Shares Outstanding	37,873	104,911
I.  Management has determined that no events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in these financial statements.

Institutional Intermediate-Term Bond Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2012, Through September 30, 2022
Initial Investment of $10,000,000
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000,000 Investment
Institutional Intermediate-Term Bond Fund Institutional Plus Shares	-9.93%	0.38%	1.02%	$11,071,748
Bloomberg U.S. Intermediate Aggregate ex Baa Index	-11.33	-0.15	0.71	10,736,870
Bloomberg U.S. Aggregate Bond Index	-14.60	-0.27	0.89	10,926,793
The fund is the successor to VFTC Intermediate-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the fund in connection with the fund’s commencement of operations on or about June 19, 2015. The performance of the fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the fund’s Institutional Plus Shares. If the performance of the predecessor trust was adjusted to reflect the expenses of the fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company registered under the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.
See Financial Highlights for dividend and capital gains information.

Institutional Intermediate-Term Bond Fund
Fund Allocation
As of September 30, 2022
Asset-Backed/Commercial Mortgage-Backed Securities	14.2%
Corporate Bonds	26.7
Sovereign Bonds	2.9
Taxable Municipal Bonds	0.9
U.S. Government and Agency Obligations	55.3
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Institutional Intermediate-Term Bond Fund
Financial Statements
Schedule of Investments
As of September 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (52.8%)
U.S. Government Securities (26.3%)
	United States Treasury Note/Bond	0.500%	3/15/23	175,000	172,348
	United States Treasury Note/Bond	0.250%	6/15/23	303,000	294,857
[1]	United States Treasury Note/Bond	0.125%	10/15/23	300,000	287,344
	United States Treasury Note/Bond	0.250%	11/15/23	400,000	382,250
	United States Treasury Note/Bond	0.500%	11/30/23	57,000	54,542
[2,3]	United States Treasury Note/Bond	2.500%	4/30/24	843,000	819,291
	United States Treasury Note/Bond	0.250%	5/15/24	100,000	93,656
	United States Treasury Note/Bond	2.500%	5/31/24	26,000	25,244
	United States Treasury Note/Bond	0.250%	6/15/24	98,000	91,507
	United States Treasury Note/Bond	3.000%	6/30/24	173,000	169,216
	United States Treasury Note/Bond	3.000%	7/31/24	685,000	669,694
	United States Treasury Note/Bond	0.375%	8/15/24	400,000	372,000
	United States Treasury Note/Bond	0.375%	9/15/24	100,000	92,719
	United States Treasury Note/Bond	0.750%	11/15/24	49,500	45,981
	United States Treasury Note/Bond	1.000%	12/15/24	62,300	58,036
	United States Treasury Note/Bond	1.750%	12/31/24	75,000	71,039
	United States Treasury Note/Bond	1.375%	1/31/25	62,500	58,516
	United States Treasury Note/Bond	1.500%	2/15/25	250,500	234,765
	United States Treasury Note/Bond	1.750%	3/15/25	160,000	150,625
	United States Treasury Note/Bond	2.625%	4/15/25	330,000	316,852
	United States Treasury Note/Bond	0.375%	4/30/25	146,000	132,221
	United States Treasury Note/Bond	2.750%	5/15/25	135,640	130,511
[2]	United States Treasury Note/Bond	2.875%	6/15/25	460,000	443,612
	United States Treasury Note/Bond	0.250%	7/31/25	400,000	357,438
	United States Treasury Note/Bond	3.125%	8/15/25	165,000	159,947
	United States Treasury Note/Bond	0.250%	8/31/25	300,000	267,187
[2]	United States Treasury Note/Bond	0.250%	10/31/25	500,000	442,656
	United States Treasury Note/Bond	2.250%	11/15/25	278,200	261,943
	United States Treasury Note/Bond	0.500%	2/28/26	150,000	132,352
	United States Treasury Note/Bond	0.750%	5/31/26	100,000	88,328
	United States Treasury Note/Bond	0.875%	6/30/26	300,000	265,594
	United States Treasury Note/Bond	0.625%	7/31/26	200,000	174,969
	United States Treasury Note/Bond	0.875%	9/30/26	184,800	162,595
	United States Treasury Note/Bond	1.125%	10/31/26	381,400	338,195
	United States Treasury Note/Bond	1.250%	12/31/26	58,000	51,520
	United States Treasury Note/Bond	1.500%	1/31/27	22,000	19,724
	United States Treasury Note/Bond	2.750%	7/31/27	75,000	70,629

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	3.250%	6/30/29	500	478
	United States Treasury Note/Bond	2.875%	5/15/32	25,000	23,125
					7,983,506
Agency Bonds and Notes (0.1%)
	Federal Home Loan Banks	3.125%	6/13/25	6,300	6,106
	Federal Home Loan Banks	3.125%	9/12/25	7,050	6,818
	Federal Home Loan Banks	2.500%	12/10/27	8,450	7,803
	Federal Home Loan Banks	3.250%	6/9/28	2,100	2,004
[4]	Tennessee Valley Authority	2.875%	2/1/27	1,280	1,213
					23,944
Conventional Mortgage-Backed Securities (26.4%)
[4,5]	Fannie Mae Pool	3.000%	3/1/43–3/1/48	14,491	12,512
[4,5]	Fannie Mae Pool	3.500%	7/1/47–2/1/50	23,654	21,122
[4,5]	Fannie Mae Pool	5.000%	10/1/49	564	538
[4,5]	Freddie Mac Gold Pool	2.000%	9/1/28–1/1/32	2,375	2,143
[4,5]	Freddie Mac Gold Pool	2.500%	1/1/43–3/1/47	1,753	1,507
[4,5]	Freddie Mac Gold Pool	3.000%	8/1/32–8/1/47	139,113	123,067
[4,5]	Freddie Mac Gold Pool	3.500%	8/1/32–2/1/50	98,304	89,034
[4,5]	Freddie Mac Gold Pool	4.000%	7/1/29–12/1/49	28,157	26,425
[4,5]	Freddie Mac Gold Pool	4.500%	5/1/39–2/1/49	28,519	27,813
[4,5]	Freddie Mac Gold Pool	5.000%	7/1/39–2/1/49	3,819	3,882
[4,5]	Freddie Mac Gold Pool	5.500%	5/1/40	1,592	1,642
[4,5]	Freddie Mac Gold Pool	6.000%	6/1/37–3/1/39	496	496
[4,5]	Freddie Mac Gold Pool	6.500%	5/1/37	37	39
[4,5]	Freddie Mac Gold Pool	7.000%	5/1/38	45	45
[4]	Ginnie Mae I Pool	2.500%	1/15/43–6/15/43	531	456
[4]	Ginnie Mae I Pool	3.000%	9/15/42–8/15/45	13,116	11,756
[4]	Ginnie Mae I Pool	3.500%	1/15/42–6/15/47	18,628	17,202
[4]	Ginnie Mae I Pool	4.000%	4/15/39–12/15/46	2,527	2,425
[4]	Ginnie Mae I Pool	4.500%	2/15/39–12/15/46	12,744	12,560
[4]	Ginnie Mae I Pool	5.000%	2/15/40–9/15/41	485	493
[4]	Ginnie Mae I Pool	5.500%	3/15/40–2/15/41	137	136
[4]	Ginnie Mae I Pool	6.000%	5/15/36–3/15/40	807	839
[4]	Ginnie Mae II Pool	2.000%	11/20/50–8/20/51	382,246	318,130
[4,6]	Ginnie Mae II Pool	2.500%	3/20/43–10/15/52	327,663	273,912
[4,6]	Ginnie Mae II Pool	3.000%	3/20/27–11/15/52	399,235	351,818
[4,6]	Ginnie Mae II Pool	3.500%	6/20/42–11/15/52	276,064	253,958
[4,6]	Ginnie Mae II Pool	4.000%	2/20/34–10/15/52	292,569	274,644
[4,6]	Ginnie Mae II Pool	4.500%	12/20/45–10/15/52	107,242	103,724
[4]	Ginnie Mae II Pool	5.000%	4/20/40–11/20/49	13,788	13,872
[4]	Ginnie Mae II Pool	5.500%	4/20/40	63	63
[4]	Ginnie Mae II Pool	6.000%	2/20/41	5	5
[4,5,6]	UMBS Pool	1.500%	12/1/36–4/1/52	274,632	213,592
[4,5,6]	UMBS Pool	2.000%	5/1/28–11/25/52	1,446,621	1,191,012
[4,5,6]	UMBS Pool	2.500%	2/1/36–11/25/52	2,314,769	1,971,827
[4,5,6]	UMBS Pool	3.500%	11/1/31–11/25/52	307,508	282,083
[4,5,6]	UMBS Pool	4.000%	5/1/32–11/25/52	469,602	446,342
[4,5,6]	UMBS Pool	4.500%	12/1/39–11/25/52	282,873	271,714
[4,5,6]	UMBS Pool	5.000%	6/1/39–10/25/52	172,269	169,317
[4,5,6]	UMBS Pool	5.500%	12/1/38–10/25/52	889,711	884,475
[4,5,6]	UMBS Pool	6.000%	10/1/39–10/25/52	603,239	611,926
[4,5]	UMBS Pool	6.500%	9/1/36–4/1/39	159	174
[4,5]	UMBS Pool	7.000%	10/1/37–9/1/38	169	178
					7,988,898

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Nonconventional Mortgage-Backed Securities (0.0%)
[4,5]	Freddie Mac REMICS	2.000%	1/25/52	10,371	6,330
[4]	Ginnie Mae REMICS	2.000%	2/20/51	8,519	7,765
					14,095
Total U.S. Government and Agency Obligations (Cost $17,336,967)					16,010,443
Asset-Backed/Commercial Mortgage-Backed Securities (13.5%)
[4]	Ally Auto Receivables Trust Series 2019-1	3.020%	4/15/24	3,174	3,174
[4]	Ally Auto Receivables Trust Series 2019-3	1.930%	5/15/24	1,580	1,577
[4]	Ally Auto Receivables Trust Series 2022-1	3.310%	11/15/26	16,420	16,087
[4]	Ally Auto Receivables Trust Series 2022-1	3.450%	6/15/27	8,070	7,760
[4]	American Express Credit Account Master Trust Series 2022-2	3.390%	5/15/27	34,970	33,884
[4]	American Express Credit Account Master Trust Series 2022-3	3.750%	8/15/27	59,360	57,954
[4]	AmeriCredit Automobile Receivables Trust Series 2020-2	0.660%	12/18/24	1,170	1,163
[4]	AmeriCredit Automobile Receivables Trust Series 2021-1	0.370%	8/18/25	12,593	12,388
[4]	AmeriCredit Automobile Receivables Trust Series 2021-3	0.760%	8/18/26	11,490	11,047
[4]	AmeriCredit Automobile Receivables Trust Series 2022-1	2.450%	11/18/26	7,680	7,393
[4,7]	ARI Fleet Lease Trust Series 2022-A	3.120%	1/15/31	5,960	5,846
[4,7]	ARI Fleet Lease Trust Series 2022-A	3.430%	1/15/31	3,300	3,156
[4,7]	Aventura Mall Trust Series 2018-AVM	4.249%	7/5/40	160	147
[4]	BA Credit Card Trust Series 2021-A1	0.440%	9/15/26	8,120	7,637
[4]	BA Credit Card Trust Series 2022-A1	3.530%	11/15/27	17,100	16,641
[4]	Banc of America Commercial Mortgage Trust Series 2015-UBS7	3.441%	9/15/48	7,333	6,950
[4]	BANK Series 2017-BNK4	3.625%	5/15/50	280	263
[4]	BANK Series 2017-BNK6	3.254%	7/15/60	4,580	4,250
[4]	BANK Series 2017-BNK6	3.518%	7/15/60	1,110	1,037
[4]	BANK Series 2017-BNK6	3.741%	7/15/60	440	404
[4]	BANK Series 2017-BNK7	3.175%	9/15/60	13,570	12,370
[4]	BANK Series 2017-BNK7	3.435%	9/15/60	1,190	1,105
[4]	BANK Series 2017-BNK8	3.488%	11/15/50	4,170	3,856
[4]	BANK Series 2017-BNK9	3.538%	11/15/54	3,700	3,430
[4]	BANK Series 2018-BNK10	3.641%	2/15/61	1,030	986
[4]	BANK Series 2018-BNK12	4.255%	5/15/61	780	744
[4]	BANK Series 2018-BNK14	4.185%	9/15/60	160	154
[4]	BANK Series 2018-BNK14	4.231%	9/15/60	1,055	1,007
[4]	BANK Series 2019-BNK17	3.623%	4/15/52	285	268
[4]	BANK Series 2019-BNK17	3.714%	4/15/52	4,459	4,112
[4]	BANK Series 2019-BNK19	3.183%	8/15/61	3,910	3,468
[4]	BANK Series 2019-BNK20	3.011%	9/15/62	7,180	6,294
[4]	BANK Series 2019-BNK23	2.846%	12/15/52	1,900	1,723
[4]	BANK Series 2019-BNK23	2.920%	12/15/52	11,780	10,154
[4]	BANK Series 2019-BNK24	2.960%	11/15/62	17,620	15,332
[4]	BANK Series 2020-BNK28	1.725%	3/15/63	7,000	5,955
[4]	BANK Series 2020-BNK30	1.673%	12/15/53	5,050	4,242
[4]	BANK Series 2022-BNK40	3.507%	3/15/64	3,880	3,401
[4]	BANK Series 2022-BNK43	4.399%	8/15/55	9,800	9,283
[4]	Bank of America Merrill Lynch Commercial Mortgage Trust Series 2017-BNK3	3.574%	2/15/50	330	310

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Barclays Commercial Mortgage Trust Series 2019-C5	3.063%	11/15/52	13,010	11,348
[4]	BBCMS Mortgage Trust Series 2020-C6	2.639%	2/15/53	2,515	2,121
[4]	BBCMS Mortgage Trust Series 2020-C8	1.867%	10/15/53	5,880	5,019
[4]	BBCMS Mortgage Trust Series 2022-C16	4.600%	6/15/55	5,750	5,536
[4]	BBCMS Mortgage Trust Series 2022-C17	4.441%	9/15/55	5,750	5,466
[4]	BBCMS Trust Series 2021-C10	2.492%	7/15/54	5,750	4,723
[4]	Benchmark Mortgage Trust Series 2018-B1	3.666%	1/15/51	4,070	3,782
[4]	Benchmark Mortgage Trust Series 2018-B1	3.878%	1/15/51	1,360	1,253
[4]	Benchmark Mortgage Trust Series 2018-B2	3.882%	2/15/51	4,440	4,159
[4]	Benchmark Mortgage Trust Series 2018-B8	3.963%	1/15/52	1,100	1,045
[4]	Benchmark Mortgage Trust Series 2019-B10	3.615%	3/15/62	305	287
[4]	Benchmark Mortgage Trust Series 2019-B15	2.859%	12/15/72	5,250	4,761
[4]	Benchmark Mortgage Trust Series 2019-B15	2.928%	12/15/72	6,000	5,162
[4]	Benchmark Mortgage Trust Series 2020-B19	1.745%	9/15/53	7,163	6,052
[4]	Benchmark Mortgage Trust Series 2020-B21	1.798%	12/17/53	4,400	3,715
[4]	Benchmark Mortgage Trust Series 2020-B22	1.731%	1/15/54	4,550	3,817
[4]	Benchmark Mortgage Trust Series 2022-B34	3.961%	4/15/55	3,221	2,998
[4]	Benchmark Mortgage Trust Series 2022-B36	4.470%	7/15/55	11,500	10,915
[4]	BMW Vehicle Owner Trust Series 2019-A	1.920%	1/25/24	1,288	1,286
[4]	BMW Vehicle Owner Trust Series 2020-A	0.620%	4/26/27	2,720	2,599
[4]	BMW Vehicle Owner Trust Series 2022-A	3.440%	12/26/28	11,800	11,292
[4,8]	Brazos Higher Education Authority Inc. Series 2011-1, 3M USD LIBOR + 0.800%	3.797%	2/25/30	222	222
[4,7]	BX Trust Series 2019-OC11	3.202%	12/9/41	5,550	4,645
[4,7]	Canadian Pacer Auto Receivables Trust Series 2019-1A	2.960%	6/19/24	1,228	1,222
[4,7]	Canadian Pacer Auto Receivables Trust Series 2020-1A	1.830%	7/19/24	3,114	3,082
[4,7]	Canadian Pacer Auto Receivables Trust Series 2020-1A	1.890%	3/19/25	1,840	1,780
[4,7]	Canadian Pacer Auto Receivables Trust Series 2021-1A	0.500%	10/20/25	15,590	14,930
[4]	Cantor Commercial Real Estate Lending Series 2019-CF3	3.006%	1/15/53	6,000	5,169
[4]	Capital One Multi-Asset Execution Trust Series 2019-A3	2.060%	8/15/28	22,300	20,261
[4]	Capital One Multi-Asset Execution Trust Series 2021-A3	1.040%	11/15/26	39,720	36,924
[4]	Capital One Multi-Asset Execution Trust Series 2022-A1	2.800%	3/15/27	21,580	20,734
[4]	Capital One Multi-Asset Execution Trust Series 2022-A2	3.490%	5/15/27	52,660	51,064
[4]	Capital One Prime Auto Receivables Trust Series 2019-1	2.560%	10/15/24	3,923	3,910
[4]	Capital One Prime Auto Receivables Trust Series 2020-1	1.630%	8/15/25	3,550	3,446
[4]	Capital One Prime Auto Receivables Trust Series 2021-1	0.770%	9/15/26	15,280	14,442
[4]	Capital One Prime Auto Receivables Trust Series 2021-1	1.040%	4/15/27	10,950	9,887
[4]	Capital One Prime Auto Receivables Trust Series 2022-2	3.660%	5/17/27	3,400	3,325
[4]	Capital One Prime Auto Receivables Trust Series 2022-2	3.690%	12/15/27	2,000	1,927
[4,7]	CARDS II Trust Series 2021-1A	0.602%	4/15/27	28,920	27,225
[4]	CarMax Auto Owner Trust Series 2018-4	3.480%	2/15/24	2,599	2,600

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	CarMax Auto Owner Trust Series 2019-3	2.300%	4/15/25	5,000	4,902
[4]	CarMax Auto Owner Trust Series 2019-4	2.130%	7/15/25	4,790	4,679
[4]	CarMax Auto Owner Trust Series 2020-1	2.030%	6/16/25	3,040	2,953
[4]	CarMax Auto Owner Trust Series 2020-3	0.770%	3/16/26	2,940	2,805
[4]	CarMax Auto Owner Trust Series 2021-2	0.520%	2/17/26	13,880	13,439
[4]	CarMax Auto Owner Trust Series 2021-2	0.810%	12/15/26	5,340	4,923
[4]	CarMax Auto Owner Trust Series 2021-3	0.550%	6/15/26	12,610	12,011
[4]	CarMax Auto Owner Trust Series 2021-4	0.560%	9/15/26	20,680	19,754
[4]	CarMax Auto Owner Trust Series 2022-1	1.470%	12/15/26	12,840	12,325
[4]	CarMax Auto Owner Trust Series 2022-1	1.700%	8/16/27	10,070	9,224
[4]	CarMax Auto Owner Trust Series 2022-2	3.490%	2/16/27	9,660	9,454
[4]	CarMax Auto Owner Trust Series 2022-2	3.620%	9/15/27	9,600	9,301
[4]	Carvana Auto Receivables Trust Series 2020-P1	0.610%	10/8/26	2,650	2,485
[4]	Carvana Auto Receivables Trust Series 2021-P3	0.700%	11/10/26	17,410	16,379
[4]	Carvana Auto Receivables Trust Series 2021-P3	1.030%	6/10/27	8,360	7,454
[4]	Carvana Auto Receivables Trust Series 2022-P1	3.350%	2/10/27	6,500	6,318
[4]	CCUBS Commercial Mortgage Trust Series 2017-C1	3.283%	11/15/50	5,000	4,615
[4]	CD Mortgage Trust Series 2016-CD1	2.459%	8/10/49	15,263	14,101
[4]	CD Mortgage Trust Series 2016-CD1	2.724%	8/10/49	2,710	2,466
[4]	CD Mortgage Trust Series 2016-CD1	2.926%	8/10/49	1,360	1,218
[4]	CD Mortgage Trust Series 2017-CD3	3.631%	2/10/50	1,250	1,172
[4]	CD Mortgage Trust Series 2017-CD4	3.514%	5/10/50	480	449
[4]	CD Mortgage Trust Series 2017-CD5	3.684%	8/15/50	320	294
[4]	CD Mortgage Trust Series 2017-CD6	3.456%	11/13/50	785	729
[4]	CD Mortgage Trust Series 2017-CD6	3.709%	11/13/50	3,350	3,055
[4]	CD Mortgage Trust Series 2018-CD7	4.013%	8/15/51	2,700	2,532
[4]	CD Mortgage Trust Series 2018-CD7	4.279%	8/15/51	5,320	5,090
[4]	CFCRE Commercial Mortgage Trust Series 2016-C4	3.283%	5/10/58	3,376	3,144
[4,7]	Chesapeake Funding II LLC Series 2019-1A	2.940%	4/15/31	613	613
[4,7]	Chesapeake Funding II LLC Series 2019-2A	1.950%	9/15/31	1,857	1,857
[4,7]	Chesapeake Funding II LLC Series 2020-1A	0.870%	8/15/32	4,482	4,434
[4]	Citigroup Commercial Mortgage Trust Series 2014-GC19	3.753%	3/10/47	94	93
[4]	Citigroup Commercial Mortgage Trust Series 2014-GC21	3.855%	5/10/47	15,000	14,707
[4]	Citigroup Commercial Mortgage Trust Series 2014-GC23	3.863%	7/10/47	275	266
[4]	Citigroup Commercial Mortgage Trust Series 2014-GC25	3.635%	10/10/47	15,000	14,536
[4]	Citigroup Commercial Mortgage Trust Series 2015-GC31	3.497%	6/10/48	4,709	4,511
[4]	Citigroup Commercial Mortgage Trust Series 2015-GC31	3.762%	6/10/48	520	499
[4]	Citigroup Commercial Mortgage Trust Series 2015-GC35	3.549%	11/10/48	11,368	10,796
[4]	Citigroup Commercial Mortgage Trust Series 2016-GC36	3.349%	2/10/49	2,600	2,473
[4]	Citigroup Commercial Mortgage Trust Series 2016-GC37	3.314%	4/10/49	4,000	3,757
[4]	Citigroup Commercial Mortgage Trust Series 2017-C4	3.471%	10/12/50	8,583	7,939

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Citigroup Commercial Mortgage Trust Series 2017-P8	3.203%	9/15/50	4,560	4,201
[4]	Citigroup Commercial Mortgage Trust Series 2017-P8	3.465%	9/15/50	2,460	2,278
[4]	Citigroup Commercial Mortgage Trust Series 2017-P8	3.789%	9/15/50	860	777
[4]	Citigroup Commercial Mortgage Trust Series 2018-C5	4.228%	6/10/51	65	62
[4]	Citigroup Commercial Mortgage Trust Series 2019-C7	2.860%	12/15/72	6,000	5,179
[4]	Citigroup Commercial Mortgage Trust Series 2019-C7	3.042%	12/15/72	8,630	7,875
[4]	Citigroup Commercial Mortgage Trust Series 2019-C7	3.102%	12/15/72	15,500	13,509
[4]	CNH Equipment Trust Series 2020-A	1.510%	4/15/27	2,040	1,951
[4]	CNH Equipment Trust Series 2022-A	2.940%	7/15/27	3,040	2,919
[4]	CNH Equipment Trust Series 2022-A	3.030%	3/15/29	2,610	2,459
[4]	CNH Equipment Trust Series 2022-B	3.890%	8/16/27	6,870	6,735
[4]	CNH Equipment Trust Series 2022-B	3.910%	3/15/28	2,200	2,129
[4]	COMM Mortgage Trust Series 2012-CR5	2.771%	12/10/45	213	212
[4]	COMM Mortgage Trust Series 2013-CR8	3.612%	6/10/46	10	10
[4]	COMM Mortgage Trust Series 2013-CR9	4.411%	7/10/45	1,778	1,767
[4,7]	COMM Mortgage Trust Series 2013-CR9	4.435%	7/10/45	2,331	2,294
[4]	COMM Mortgage Trust Series 2013-CR11	4.258%	8/10/50	922	916
[4]	COMM Mortgage Trust Series 2013-CR12	3.765%	10/10/46	347	342
[4]	COMM Mortgage Trust Series 2013-CR13	4.194%	11/10/46	4,200	4,149
[4]	COMM Mortgage Trust Series 2013-LC6	2.941%	1/10/46	311	311
[4]	COMM Mortgage Trust Series 2013-LC13	4.205%	8/10/46	152	151
[4]	COMM Mortgage Trust Series 2014-CR14	3.955%	2/10/47	4,000	3,943
[4]	COMM Mortgage Trust Series 2014-CR17	3.977%	5/10/47	15,000	14,703
[4]	COMM Mortgage Trust Series 2014-CR17	4.174%	5/10/47	330	321
[4]	COMM Mortgage Trust Series 2014-CR18	3.550%	7/15/47	3,951	3,816
[4]	COMM Mortgage Trust Series 2014-CR18	3.828%	7/15/47	4,082	3,989
[4]	COMM Mortgage Trust Series 2015-CR24	3.432%	8/10/48	1,654	1,594
[4]	COMM Mortgage Trust Series 2015-CR24	3.696%	8/10/48	2,916	2,805
[4]	COMM Mortgage Trust Series 2015-CR25	3.759%	8/10/48	1,838	1,766
[4]	COMM Mortgage Trust Series 2015-CR26	3.359%	10/10/48	11,155	10,671
[4]	COMM Mortgage Trust Series 2015-CR27	3.612%	10/10/48	3,386	3,226
[4]	COMM Mortgage Trust Series 2019-GC44	2.873%	8/15/57	2,050	1,859
[4]	COMM Mortgage Trust Series 2019-GC44	2.950%	8/15/57	9,970	8,739
[4]	CSAIL Commercial Mortgage Trust Series 2015-C4	3.808%	11/15/48	857	819
[4]	CSAIL Commercial Mortgage Trust Series 2016-C7	3.210%	11/15/49	3,283	3,049
[4]	CSAIL Commercial Mortgage Trust Series 2016-C7	3.502%	11/15/49	2,713	2,542
[4]	CSAIL Commercial Mortgage Trust Series 2017-C8	3.392%	6/15/50	8,560	7,924
[4]	CSAIL Commercial Mortgage Trust Series 2019-C18	2.968%	12/15/52	17,500	15,049
[4]	CSAIL Commercial Mortgage Trust Series 2020-C19	2.561%	3/15/53	4,500	3,724
[4]	DBJPM Mortgage Trust Series 2016-C3	2.632%	8/10/49	9,200	8,465
[4]	DBJPM Mortgage Trust Series 2017-C6	3.328%	6/10/50	3,210	2,963
[4,7]	Dell Equipment Finance Trust Series 2020-2	0.570%	10/23/23	7,083	7,005
[4]	Discover Card Execution Note Trust Series 2021-A2	1.030%	9/15/28	9,780	8,530

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Discover Card Execution Note Trust Series 2022-A2	3.320%	5/15/27	51,070	49,488
[4]	Discover Card Execution Note Trust Series 2022-A3	3.560%	7/15/27	62,890	60,875
[4,7]	DLLAA LLC Series 2021-1A	0.670%	4/17/26	12,100	11,411
[4,7]	DLLAD LLC Series 2021-1A	0.640%	9/21/26	10,300	9,565
[4,7]	DLLMT LLC Series 2021-1A	1.000%	7/21/25	10,410	9,886
[4,7]	DLLMT LLC Series 2021-1A	1.240%	6/20/29	6,940	6,360
[4,7]	DLLST LLC Series 2022-1A	3.690%	9/20/28	1,470	1,424
[4,7,8]	Edsouth Indenture No. 9 LLC Series 2015-1, 1M USD LIBOR + 0.800%	3.884%	10/25/56	154	153
[4,7]	Enterprise Fleet Financing LLC Series 2019-3	2.060%	5/20/25	1,080	1,079
[4,7]	Enterprise Fleet Financing LLC Series 2020-2	0.610%	7/20/26	5,147	5,004
[4,7]	Enterprise Fleet Financing LLC Series 2021-2	0.480%	5/20/27	6,644	6,364
[4,7]	Enterprise Fleet Financing LLC Series 2021-3	0.770%	8/20/27	13,185	12,620
[4,7]	Enterprise Fleet Financing LLC Series 2022-1	3.030%	1/20/28	11,970	11,702
[4,7]	Evergreen Credit Card Trust Series 2021-1	0.900%	10/15/26	20,590	18,986
[4]	Ford Credit Auto Lease Trust Series 2020-B	0.690%	10/15/23	1,221	1,220
[4]	Ford Credit Auto Lease Trust Series 2022-A	3.370%	7/15/25	6,290	6,123
[4,7]	Ford Credit Auto Owner Trust Series 2019-1	3.520%	7/15/30	13,211	12,998
[4]	Ford Credit Auto Owner Trust Series 2019-A	2.850%	8/15/24	13,212	13,189
[4,7]	Ford Credit Auto Owner Trust Series 2020-1	2.040%	8/15/31	9,298	8,662
[4]	Ford Credit Auto Owner Trust Series 2020-A	1.040%	8/15/24	2,614	2,586
[4]	Ford Credit Auto Owner Trust Series 2020-A	1.350%	7/15/25	2,250	2,178
[4]	Ford Credit Auto Owner Trust Series 2020-B	0.790%	11/15/25	27,800	26,672
[4]	Ford Credit Auto Owner Trust Series 2020-C	0.510%	8/15/26	10,470	9,736
[4,7]	Ford Credit Auto Owner Trust Series 2022-1	3.880%	11/15/34	20,470	19,692
[4]	Ford Credit Auto Owner Trust Series 2022-A	1.290%	6/15/26	8,440	8,035
[4]	Ford Credit Auto Owner Trust Series 2022-A	1.560%	5/15/27	9,850	9,050
[4]	Ford Credit Auto Owner Trust Series 2022-B	3.740%	9/15/26	30,400	30,025
[4]	Ford Credit Auto Owner Trust Series 2022-B	3.930%	8/15/27	12,000	11,784
[4]	Ford Credit Floorplan Master Owner Trust A Series 2020-1	0.700%	9/15/25	9,520	9,163
[4]	Ford Credit Floorplan Master Owner Trust A Series 2020-2	1.060%	9/15/27	13,150	11,761
[4,7]	GCAT Trust Series 2022-INV1	3.000%	12/25/51	154,667	128,228
[4,7]	GCAT Trust Series 2022-INV3	4.000%	8/25/52	38,610	34,874
[4,7]	GCAT Trust Series 2022-INV3	4.500%	8/25/52	25,853	24,165
[4]	GM Financial Automobile Leasing Trust Series 2020-2	1.010%	7/22/24	1,415	1,413
[4]	GM Financial Automobile Leasing Trust Series 2020-3	0.510%	10/21/24	3,180	3,160
[4]	GM Financial Automobile Leasing Trust Series 2021-2	0.410%	5/20/25	3,830	3,672
[4]	GM Financial Automobile Leasing Trust Series 2021-3	0.390%	10/21/24	28,600	27,655
[4]	GM Financial Automobile Leasing Trust Series 2021-3	0.500%	7/21/25	8,420	7,958
[4]	GM Financial Automobile Leasing Trust Series 2022-2	3.540%	5/20/26	6,360	6,218
[4]	GM Financial Consumer Automobile Receivables Trust Series 2019-1	3.110%	7/16/24	6,493	6,493
[4]	GM Financial Consumer Automobile Receivables Trust Series 2019-2	2.710%	8/16/24	7,132	7,119
[4]	GM Financial Consumer Automobile Receivables Trust Series 2019-3	2.180%	4/16/24	1,077	1,076

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	GM Financial Consumer Automobile Receivables Trust Series 2019-4	1.760%	1/16/25	3,710	3,653
[4]	GM Financial Consumer Automobile Receivables Trust Series 2020-1	1.840%	9/16/24	2,135	2,123
[4]	GM Financial Consumer Automobile Receivables Trust Series 2020-3	0.580%	1/16/26	4,500	4,259
[4]	GM Financial Consumer Automobile Receivables Trust Series 2021-1	0.350%	10/16/25	7,455	7,235
[4]	GM Financial Consumer Automobile Receivables Trust Series 2021-1	0.540%	5/17/27	5,840	5,432
[4]	GM Financial Consumer Automobile Receivables Trust Series 2021-2	0.820%	10/16/26	6,480	5,954
[4]	GM Financial Consumer Automobile Receivables Trust Series 2021-3	0.480%	6/16/26	14,910	14,227
[4]	GM Financial Consumer Automobile Receivables Trust Series 2021-3	0.730%	8/16/27	10,650	9,733
[4]	GM Financial Consumer Automobile Receivables Trust Series 2021-4	0.680%	9/16/26	12,410	11,707
[4]	GM Financial Consumer Automobile Receivables Trust Series 2021-4	0.990%	10/18/27	10,000	9,052
[4]	GM Financial Consumer Automobile Receivables Trust Series 2022-1	1.510%	4/17/28	6,980	6,382
[4]	GM Financial Consumer Automobile Receivables Trust Series 2022-2	3.100%	2/16/27	9,690	9,396
[4]	GM Financial Consumer Automobile Receivables Trust Series 2022-2	3.250%	4/17/28	9,090	8,724
[4,7]	GMF Floorplan Owner Revolving Trust Series 2019-2	2.900%	4/15/26	12,600	12,266
[4,7]	GMF Floorplan Owner Revolving Trust Series 2020-1	0.680%	8/15/25	5,520	5,337
[4,7]	GMF Floorplan Owner Revolving Trust Series 2020-2	0.690%	10/15/25	13,590	13,058
[4,7]	Golden Credit Card Trust Series 2018-4A	3.440%	8/15/25	15,990	15,815
[4,7]	Golden Credit Card Trust Series 2021-1A	1.140%	8/15/28	23,300	20,426
[4,7]	GreatAmerica Leasing Receivables Funding LLC Series 2020-1	1.760%	8/15/23	4,382	4,359
[4]	GS Mortgage Securities Corp. II Series 2018-GS10	4.155%	7/10/51	720	673
[4]	GS Mortgage Securities Trust Series 2013-GC12	3.135%	6/10/46	1,055	1,046
[4]	GS Mortgage Securities Trust Series 2014-GC20	3.998%	4/10/47	10,200	10,041
[4]	GS Mortgage Securities Trust Series 2014-GC24	3.931%	9/10/47	210	204
[4]	GS Mortgage Securities Trust Series 2014-GC24	4.162%	9/10/47	140	135
[4]	GS Mortgage Securities Trust Series 2015-GC30	3.382%	5/10/50	5	5
[4]	GS Mortgage Securities Trust Series 2015-GC32	3.498%	7/10/48	6,354	6,063
[4]	GS Mortgage Securities Trust Series 2015-GC34	3.244%	10/10/48	7,779	7,392
[4]	GS Mortgage Securities Trust Series 2015-GC34	3.506%	10/10/48	1,720	1,633
[4]	GS Mortgage Securities Trust Series 2015-GS1	3.470%	11/10/48	5,343	5,086
[4]	GS Mortgage Securities Trust Series 2016-GS3	2.850%	10/10/49	180	166
[4]	GS Mortgage Securities Trust Series 2017-GS6	3.433%	5/10/50	2,490	2,314

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	GS Mortgage Securities Trust Series 2019-GC38	3.968%	2/10/52	2,600	2,434
[4]	GS Mortgage Securities Trust Series 2019-GC40	3.160%	7/10/52	1,170	1,043
[4]	GS Mortgage Securities Trust Series 2020-GC45	2.843%	2/13/53	5,550	5,034
[4]	GS Mortgage Securities Trust Series 2020-GSA2	2.012%	12/12/53	9,640	7,576
[4,7]	GS Mortgage-Backed Securities Trust Series 2021-PJ7	2.500%	1/25/52	21,670	17,305
[4,7]	GS Mortgage-Backed Securities Trust Series 2022-PJ3	3.000%	8/25/52	5,070	4,204
[4,7]	GS Mortgage-Backed Securities Trust Series 2022-PJ6	3.000%	1/25/53	152,160	131,690
[4]	Harley-Davidson Motorcycle Trust Series 2019-A	2.390%	11/15/26	2,143	2,138
[4]	Harley-Davidson Motorcycle Trust Series 2020-A	1.870%	10/15/24	1,098	1,094
[4]	Harley-Davidson Motorcycle Trust Series 2020-A	1.930%	4/15/27	2,000	1,969
[4]	Harley-Davidson Motorcycle Trust Series 2021-A	0.370%	4/15/26	6,370	6,228
[4]	Harley-Davidson Motorcycle Trust Series 2021-B	0.560%	11/16/26	16,740	16,163
[4]	Harley-Davidson Motorcycle Trust Series 2022-A	3.060%	2/15/27	15,220	14,705
[4]	Harley-Davidson Motorcycle Trust Series 2022-A	3.260%	1/15/30	5,340	5,053
[4,7]	Hertz Vehicle Financing III LLC Series 2022-1A	1.990%	6/25/26	7,800	7,168
[4,7]	Hertz Vehicle Financing III LLC Series 2022-3A	3.370%	3/25/25	4,750	4,643
[4,7]	Hertz Vehicle Financing III LP Series 2021-2A	1.680%	12/27/27	11,710	10,051
[4]	Honda Auto Receivables Owner Trust Series 2019-2	2.540%	3/21/25	2,392	2,391
[4]	Honda Auto Receivables Owner Trust Series 2019-3	1.780%	8/15/23	2,255	2,254
[4]	Honda Auto Receivables Owner Trust Series 2020-2	1.090%	10/15/26	4,300	4,148
[4]	Honda Auto Receivables Owner Trust Series 2020-3	0.460%	4/19/27	5,290	5,049
[4]	Honda Auto Receivables Owner Trust Series 2021-2	0.550%	8/16/27	7,710	7,096
[4]	Honda Auto Receivables Owner Trust Series 2021-3	0.410%	11/18/25	13,940	13,286
[4]	Honda Auto Receivables Owner Trust Series 2021-3	0.600%	12/20/27	9,760	8,881
[4]	Honda Auto Receivables Owner Trust Series 2021-4	0.880%	1/21/26	12,870	12,198
[4]	Honda Auto Receivables Owner Trust Series 2021-4	1.140%	6/21/28	7,530	6,870
[4]	Honda Auto Receivables Owner Trust Series 2022-2	3.730%	7/20/26	5,250	5,139
[4]	Honda Auto Receivables Owner Trust Series 2022-2	3.760%	12/18/28	1,220	1,189
[4,7]	HPEFS Equipment Trust Series 2022-2A	3.760%	9/20/29	12,990	12,763
[4,7]	Hudson Yards Mortgage Trust Series 2019-30HY	3.228%	7/10/39	5,180	4,522
[4,7]	Hyundai Auto Lease Securitization Trust Series 2020-B	0.580%	6/17/24	2,490	2,462

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7]	Hyundai Auto Lease Securitization Trust Series 2021-A	0.420%	12/16/24	3,490	3,409
[4,7]	Hyundai Auto Lease Securitization Trust Series 2021-B	0.330%	6/17/24	4,060	3,963
[4,7]	Hyundai Auto Lease Securitization Trust Series 2021-B	0.380%	8/15/25	4,300	4,111
[4,7]	Hyundai Auto Lease Securitization Trust Series 2022-A	1.320%	12/15/25	14,670	13,957
[4,7]	Hyundai Auto Lease Securitization Trust Series 2022-B	3.500%	4/15/26	20,780	20,230
[4]	Hyundai Auto Receivables Trust Series 2019-A	2.710%	5/15/25	2,822	2,820
[4]	Hyundai Auto Receivables Trust Series 2019-B	2.000%	4/15/25	5,740	5,676
[4]	Hyundai Auto Receivables Trust Series 2020-A	1.720%	6/15/26	9,420	9,090
[4]	Hyundai Auto Receivables Trust Series 2020-B	0.620%	12/15/25	5,050	4,851
[4]	Hyundai Auto Receivables Trust Series 2021-A	0.620%	5/17/27	12,470	11,515
[4]	Hyundai Auto Receivables Trust Series 2021-B	0.380%	1/15/26	15,210	14,508
[4]	Hyundai Auto Receivables Trust Series 2021-B	0.600%	2/16/27	16,090	14,688
[4]	Hyundai Auto Receivables Trust Series 2021-C	0.740%	5/15/26	7,170	6,771
[4]	Hyundai Auto Receivables Trust Series 2021-C	1.030%	12/15/27	7,710	7,007
[4]	Hyundai Auto Receivables Trust Series 2022-A	2.350%	4/17/28	3,750	3,504
[4]	John Deere Owner Trust Series 2019-B	2.210%	12/15/23	542	542
[4]	John Deere Owner Trust Series 2020-B	0.510%	11/15/24	4,553	4,467
[4]	John Deere Owner Trust Series 2020-B	0.720%	6/15/27	2,410	2,295
[4]	John Deere Owner Trust Series 2022-A	2.490%	1/16/29	6,800	6,413
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C13	3.994%	1/15/46	2,612	2,590
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C16	3.881%	12/15/46	110	109
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C16	4.166%	12/15/46	1,250	1,236
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-LC11	2.960%	4/15/46	2,841	2,809
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-JP3	2.870%	8/15/49	1,525	1,395
[4,7]	JP Morgan Mortgage Trust Series 2021-6	2.500%	10/25/51	14,128	11,282
[4,7]	JP Morgan Mortgage Trust Series 2021-15	3.000%	6/25/52	133,805	110,932
[4,7]	JP Morgan Mortgage Trust Series 2021-INV4	3.000%	1/25/52	7,319	6,068
[4,7]	JP Morgan Mortgage Trust Series 2021-INV6	3.000%	4/25/52	7,161	5,937
[4,7]	JP Morgan Mortgage Trust Series 2022-1	3.000%	7/25/52	36,815	30,522
[4,7]	JP Morgan Mortgage Trust Series 2022-4	3.000%	10/25/52	26,505	21,974
[4,7]	JP Morgan Mortgage Trust Series 2022-4	3.000%	10/25/52	10,028	8,314
[4,7]	JP Morgan Mortgage Trust Series 2022-INV1	3.000%	3/25/52	129,541	107,398
[4]	JPMBB Commercial Mortgage Securities Trust Series 2013-C12	3.363%	7/15/45	837	828
[4]	JPMBB Commercial Mortgage Securities Trust Series 2013-C12	3.664%	7/15/45	3,137	3,106
[4]	JPMBB Commercial Mortgage Securities Trust Series 2013-C12	4.171%	7/15/45	1,465	1,447
[4]	JPMBB Commercial Mortgage Securities Trust Series 2013-C14	4.133%	8/15/46	369	366
[4]	JPMBB Commercial Mortgage Securities Trust Series 2013-C17	4.199%	1/15/47	4,238	4,194
[4]	JPMBB Commercial Mortgage Securities Trust Series 2014-C18	4.079%	2/15/47	3,930	3,865
[4]	JPMBB Commercial Mortgage Securities Trust Series 2014-C18	4.439%	2/15/47	450	441

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	JPMBB Commercial Mortgage Securities Trust Series 2014-C19	3.997%	4/15/47	165	162
[4]	JPMBB Commercial Mortgage Securities Trust Series 2014-C21	3.493%	8/15/47	120	117
[4]	JPMBB Commercial Mortgage Securities Trust Series 2014-C24	3.639%	11/15/47	1,144	1,107
[4]	JPMBB Commercial Mortgage Securities Trust Series 2014-C26	3.494%	1/15/48	15,000	14,466
[4]	JPMBB Commercial Mortgage Securities Trust Series 2015-C27	3.179%	2/15/48	110	105
[4]	JPMBB Commercial Mortgage Securities Trust Series 2015-C31	3.801%	8/15/48	217	209
[4]	JPMBB Commercial Mortgage Securities Trust Series 2015-C32	3.329%	11/15/48	6,856	6,722
[4]	JPMBB Commercial Mortgage Securities Trust Series 2015-C32	3.598%	11/15/48	3,488	3,305
[4]	JPMBB Commercial Mortgage Securities Trust Series 2015-C33	3.504%	12/15/48	8,353	7,922
[4]	JPMCC Commercial Mortgage Securities Trust Series 2017-JP5	3.723%	3/15/50	5,080	4,788
[4]	JPMCC Commercial Mortgage Securities Trust Series 2017-JP6	3.224%	7/15/50	3,830	3,582
[4]	JPMCC Commercial Mortgage Securities Trust Series 2017-JP6	3.490%	7/15/50	2,170	2,020
[4]	JPMCC Commercial Mortgage Securities Trust Series 2017-JP7	3.454%	9/15/50	895	829
[4]	JPMDB Commercial Mortgage Securities Trust Series 2016-C4	3.141%	12/15/49	400	369
[4]	JPMDB Commercial Mortgage Securities Trust Series 2017-C7	3.409%	10/15/50	360	332
[4]	JPMDB Commercial Mortgage Securities Trust Series 2017-C7	3.713%	10/15/50	3,720	3,406
[4]	JPMDB Commercial Mortgage Securities Trust Series 2018-C8	4.211%	6/15/51	60	57
[4,7]	Kubota Credit Owner Trust Series 2020-1A	1.960%	3/15/24	3,273	3,251
[4,7]	Kubota Credit Owner Trust Series 2020-2A	0.590%	10/15/24	8,628	8,418
[4,7]	Kubota Credit Owner Trust Series 2020-2A	0.730%	6/15/26	3,000	2,826
[4,7]	Kubota Credit Owner Trust Series 2022-1A	2.670%	10/15/26	16,940	16,066
[4,7]	Kubota Credit Owner Trust Series 2022-1A	2.780%	2/15/28	9,680	9,012
[4,7]	Lanark Master Issuer plc Series 2020-1A	2.277%	12/22/69	1,550	1,549
[4,7]	Master Credit Card Trust Series 2021-1A	0.530%	11/21/25	27,400	25,504
[4,7]	Master Credit Card Trust II Series 2022-1A	1.660%	7/21/26	22,370	20,889
[4,7]	Mello Mortgage Capital Acceptance Series 2021-INV1	2.500%	6/25/51	17,286	13,805
[4,7]	Mello Mortgage Capital Acceptance Series 2021-MTG2	2.500%	6/25/51	7,423	5,844
[4]	Mercedes-Benz Auto Lease Trust Series 2020-B	0.500%	6/15/26	2,720	2,677
[4]	Mercedes-Benz Auto Lease Trust Series 2021-B	0.400%	11/15/24	15,470	14,942
[4]	Mercedes-Benz Auto Lease Trust Series 2021-B	0.510%	3/15/27	8,120	7,667
[4]	Mercedes-Benz Auto Receivables Trust Series 2020-1	0.770%	10/15/26	5,050	4,817
[4]	Mercedes-Benz Auto Receivables Trust Series 2021-1	0.460%	6/15/26	25,280	23,911
[4,7]	MMAF Equipment Finance LLC Series 2016-AA	2.210%	12/15/32	1,919	1,905

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7]	MMAF Equipment Finance LLC Series 2017-AA	2.680%	7/16/27	982	974
[4,7]	MMAF Equipment Finance LLC Series 2018-A	3.390%	1/10/25	1,853	1,848
[4,7]	MMAF Equipment Finance LLC Series 2018-A	3.610%	3/10/42	2,580	2,508
[4,7]	MMAF Equipment Finance LLC Series 2019-A	3.080%	11/12/41	4,430	4,262
[4,7]	MMAF Equipment Finance LLC Series 2020-BA	0.850%	4/14/42	4,800	4,324
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C12	4.259%	10/15/46	150	149
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C13	4.039%	11/15/46	85	84
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14	4.384%	2/15/47	200	197
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15	3.773%	4/15/47	586	577
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15	4.051%	4/15/47	2,800	2,759
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C16	4.094%	6/15/47	330	320
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C18	3.923%	10/15/47	60	59
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C20	3.249%	2/15/48	60	57
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C21	3.077%	3/15/48	8,913	8,554
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C23	3.451%	7/15/50	8,939	8,596
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C23	3.719%	7/15/50	7,440	7,180
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24	3.479%	5/15/48	9,865	9,464
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25	3.372%	10/15/48	2,500	2,386
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25	3.635%	10/15/48	1,648	1,576
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C27	3.473%	12/15/47	9,793	9,432
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C29	3.325%	5/15/49	2,055	1,927
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C32	3.459%	12/15/49	5,311	4,973
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C32	3.720%	12/15/49	2,663	2,508
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2017-C34	3.536%	11/15/52	1,250	1,158
[4]	Morgan Stanley Capital I Series 2017-HR2	3.509%	12/15/50	1,260	1,207
[4]	Morgan Stanley Capital I Series 2017-HR2	3.587%	12/15/50	4,257	3,920
[4]	Morgan Stanley Capital I Trust Series 2015-MS1	3.510%	5/15/48	9,460	9,096
[4]	Morgan Stanley Capital I Trust Series 2015-UBS8	3.809%	12/15/48	7,386	7,067
[4]	Morgan Stanley Capital I Trust Series 2016-BNK2	2.791%	11/15/49	1,590	1,455
[4]	Morgan Stanley Capital I Trust Series 2016-BNK2	3.049%	11/15/49	760	702
[4]	Morgan Stanley Capital I Trust Series 2016-UB11	2.782%	8/15/49	487	444

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Morgan Stanley Capital I Trust Series 2016-UBS9	3.594%	3/15/49	5,373	5,100
[4]	Morgan Stanley Capital I Trust Series 2019-L3	3.127%	11/15/52	13,640	12,016
[4]	Morgan Stanley Capital I Trust Series 2021-L6	2.444%	6/15/54	2,600	2,115
[4,7,8]	Navient Student Loan Trust Series 2016-6A, 1M USD LIBOR + 0.750%	3.834%	3/25/66	1,146	1,145
[4,7]	New Residential Mortgage Loan Trust Series 2021-INV2	3.000%	9/25/51	40,539	33,847
[4]	Nissan Auto Lease Trust Series 2020-B	0.490%	1/15/26	3,420	3,378
[4]	Nissan Auto Receivables Owner Trust Series 2018-B	3.160%	12/16/24	1,688	1,688
[4]	Nissan Auto Receivables Owner Trust Series 2019-B	2.500%	11/15/23	596	596
[4]	Nissan Auto Receivables Owner Trust Series 2019-B	2.540%	12/15/25	2,500	2,484
[4]	Nissan Auto Receivables Owner Trust Series 2020-A	1.700%	5/17/27	6,910	6,613
[4]	Nissan Auto Receivables Owner Trust Series 2020-B	0.710%	2/16/27	3,240	3,106
[4,7]	OBX Trust Series 2022-J2	3.000%	8/25/52	84,244	69,843
[4,7]	OBX Trust Series 2022-J2	3.500%	8/25/52	127,200	108,829
[4,7]	One Bryant Park Trust Series 2019-OBP	2.516%	9/15/54	5,100	4,231
[4,7]	Palisades Center Trust Series 2016-PLSD	2.713%	4/13/33	1,250	1,129
[4,7,8]	Pepper Residential Securities Trust Series 21A, 1M USD LIBOR + 0.880%	3.819%	1/16/60	77	77
[4,7,8]	Pepper Residential Securities Trust No. 22 Series 22A, 1M USD LIBOR + 1.000%	3.993%	6/20/60	1,261	1,256
[4,7,8]	Pepper Residential Securities Trust No. 23 Series 23A, 1M USD LIBOR + 0.950%	3.943%	8/18/60	874	871
[4,7,8]	PHEAA Student Loan Trust Series 2016-2A, 1M USD LIBOR + 0.950%	4.034%	11/25/65	1,882	1,863
[4,7]	Progress Residential Trust Series 2022-SFR3	3.200%	4/17/39	4,420	4,031
[4,7]	Progress Residential Trust Series 2022-SFR5	4.451%	6/17/39	5,386	5,183
[4,7]	RCKT Mortgage Trust Series 2021-3	2.500%	7/25/51	20,687	16,521
[4,7]	RCKT Mortgage Trust Series 2022-4	3.500%	6/25/52	73,749	63,159
[4,7,8]	RESIMAC Bastille Trust Series 2018-1NCA, 1M USD LIBOR + 0.850%	3.483%	12/5/59	127	127
[4,7,8]	RESIMAC MBS Trust Series 2018-2A, 1M USD LIBOR + 0.850%	3.606%	4/10/50	543	542
[4,7,8]	RESIMAC Premier Series 2018-1A, 1M USD LIBOR + 0.800%	3.556%	11/10/49	26	26
[4,7]	RESIMAC Premier Series 2020-1A	1.274%	2/7/52	1,079	1,079
[4]	Santander Drive Auto Receivables Trust Series 2022-2	2.980%	10/15/26	13,960	13,672
[4]	Santander Drive Auto Receivables Trust Series 2022-3	3.400%	12/15/26	11,990	11,776
[4]	Santander Drive Auto Receivables Trust Series 2022-5	4.110%	8/17/26	17,450	17,261
[4]	Santander Drive Auto Receivables Trust Series 2022-6	4.490%	11/16/26	11,890	11,792
[4,7]	Santander Retail Auto Lease Trust Series 2020-B	0.650%	12/20/24	4,600	4,408
[4,7]	Santander Retail Auto Lease Trust Series 2021-B	0.510%	8/20/24	22,520	21,629
[4,7]	Santander Retail Auto Lease Trust Series 2021-B	0.540%	6/20/25	5,540	5,212
[4,7]	Santander Retail Auto Lease Trust Series 2021-C	0.590%	3/20/26	10,220	9,609

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7]	Santander Retail Auto Lease Trust Series 2022-B	3.280%	11/20/25	22,080	21,538
[4,7]	Santander Retail Auto Lease Trust Series 2022-B	3.330%	10/20/26	11,570	11,123
[4,7]	Sequoia Mortgage Trust Series 2021-3	2.500%	5/25/51	12,957	10,347
[4,7]	SMB Private Education Loan Trust Series 2016-A	2.700%	5/15/31	86	84
[4,7]	SMB Private Education Loan Trust Series 2017-B	2.820%	10/15/35	210	201
[4,7]	SMB Private Education Loan Trust Series 2018-B	3.600%	1/15/37	421	407
[4,7]	SMB Private Education Loan Trust Series 2018-C	3.630%	11/15/35	731	706
[4,7]	SoFi Professional Loan Program LLC Series 2017-A	2.400%	3/26/40	5	5
[4,7]	SoFi Professional Loan Program LLC Series 2017-B	2.740%	5/25/40	33	33
[4,7]	SoFi Professional Loan Program LLC Series 2017-D	2.650%	9/25/40	67	64
[4,7]	SoFi Professional Loan Program LLC Series 2017-E	2.720%	11/26/40	24	24
[4,7]	SoFi Professional Loan Program LLC Series 2017-F	2.840%	1/25/41	91	89
[4,7]	SoFi Professional Loan Program LLC Series 2018-A	2.950%	2/25/42	36	35
[4]	Synchrony Card Funding LLC Series 2022-A1	3.370%	4/15/28	23,430	22,716
[4]	Synchrony Card Funding LLC Series 2022-A2	3.860%	7/15/28	26,050	25,408
[4]	Synchrony Credit Card Master Note Trust Series 2017-2	2.620%	10/15/25	6,490	6,489
[4,7]	Tesla Auto Lease Trust Series 2020-A	0.680%	12/20/23	2,143	2,128
[4,7]	Tesla Auto Lease Trust Series 2020-A	0.780%	12/20/23	750	742
[4,7]	Tesla Auto Lease Trust Series 2021-B	0.600%	9/22/25	13,310	12,498
[4,7]	Tesla Auto Lease Trust Series 2021-B	0.630%	9/22/25	6,830	6,398
[4,7]	TMSQ Mortgage Trust Series 2014-1500	3.680%	10/10/36	100	95
[4,7]	Toyota Auto Loan Extended Note Trust Series 2019-1A	2.560%	11/25/31	550	531
[4,7]	Toyota Auto Loan Extended Note Trust Series 2020-1A	1.350%	5/25/33	8,600	7,806
[4,7]	Toyota Auto Loan Extended Note Trust Series 2021-1A	1.070%	2/27/34	23,810	20,906
[4,7]	Toyota Auto Loan Extended Note Trust Series 2022-1A	3.820%	4/25/35	24,670	23,759
[4]	Toyota Auto Receivables Owner Trust Series 2018-C	3.130%	2/15/24	2,895	2,895
[4]	Toyota Auto Receivables Owner Trust Series 2019-A	3.000%	5/15/24	3,559	3,555
[4]	Toyota Auto Receivables Owner Trust Series 2019-C	1.910%	9/15/23	1,612	1,612
[4]	Toyota Auto Receivables Owner Trust Series 2020-A	1.680%	5/15/25	6,600	6,415
[4]	Toyota Auto Receivables Owner Trust Series 2020-B	1.660%	9/15/25	4,570	4,412
[4]	Toyota Auto Receivables Owner Trust Series 2020-C	0.570%	10/15/25	4,700	4,451
[4]	Toyota Auto Receivables Owner Trust Series 2021-C	0.430%	1/15/26	25,380	24,007
[4]	Toyota Auto Receivables Owner Trust Series 2021-C	0.720%	1/15/27	19,620	17,728

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Toyota Auto Receivables Owner Trust Series 2021-D	0.710%	4/15/26	12,960	12,280
[4]	Toyota Auto Receivables Owner Trust Series 2021-D	1.020%	3/15/27	7,930	7,129
[4]	Toyota Auto Receivables Owner Trust Series 2022-A	1.540%	5/17/27	9,540	8,713
[4]	Toyota Auto Receivables Owner Trust Series 2022-B	2.930%	9/15/26	17,970	17,418
[4]	Toyota Auto Receivables Owner Trust Series 2022-B	3.110%	8/16/27	7,990	7,643
[4]	Toyota Auto Receivables Owner Trust Series 2022-C	3.760%	4/15/27	5,400	5,299
[4]	Toyota Auto Receivables Owner Trust Series 2022-C	3.770%	2/15/28	2,630	2,569
[4,7]	Toyota Lease Owner Trust Series 2021-A	0.500%	8/20/25	3,840	3,701
[4,7]	Toyota Lease Owner Trust Series 2021-B	0.420%	10/21/24	18,100	17,440
[4,7]	Trafigura Securitisation Finance plc Series 2021-1A	1.080%	1/15/25	11,570	10,572
[4]	UBS Commercial Mortgage Trust Series 2017-C7	3.418%	12/15/50	3,700	3,463
[4]	UBS Commercial Mortgage Trust Series 2017-C7	3.679%	12/15/50	2,795	2,600
[4]	UBS Commercial Mortgage Trust Series 2019-C16	3.460%	4/15/52	483	449
[4,7]	UBS-BAMLL Trust Series 2012-WRM	3.663%	6/10/30	140	139
[4]	UBS-Barclays Commercial Mortgage Trust Series 2013-C6	3.469%	4/10/46	150	148
[4,7]	UWM Mortgage Trust Series 2021-INV3	2.500%	11/25/51	21,503	17,172
[4]	Verizon Master Trust Series 2021-1	0.500%	5/20/27	30,100	28,111
[4]	Verizon Master Trust Series 2021-2	0.990%	4/20/28	15,980	14,796
[4]	Verizon Master Trust Series 2022-2	1.530%	7/20/28	21,470	19,927
[4]	Verizon Master Trust Series 2022-6	3.670%	1/22/29	3,340	3,253
[4]	Volkswagen Auto Loan Enhanced Trust Series 2020-1	1.260%	8/20/26	3,400	3,282
[4]	Volkswagen Auto Loan Enhanced Trust Series 2021-1	1.020%	6/22/26	19,790	18,776
[4]	Volkswagen Auto Loan Enhanced Trust Series 2021-1	1.260%	10/20/28	12,800	11,718
[4,7]	Volvo Financial Equipment LLC Series 2020-1A	0.510%	10/15/24	8,759	8,605
[4,7]	Volvo Financial Equipment LLC Series 2020-1A	0.600%	3/15/28	2,300	2,158
[4]	Wells Fargo Commercial Mortgage Trust Series 2013-LC12	4.218%	7/15/46	315	311
[4]	Wells Fargo Commercial Mortgage Trust Series 2015-C29	3.637%	6/15/48	3,199	3,067
[4]	Wells Fargo Commercial Mortgage Trust Series 2015-C30	3.664%	9/15/58	2,380	2,277
[4]	Wells Fargo Commercial Mortgage Trust Series 2016-BNK1	2.652%	8/15/49	300	274
[4]	Wells Fargo Commercial Mortgage Trust Series 2016-C32	3.560%	1/15/59	2,139	2,034
[4]	Wells Fargo Commercial Mortgage Trust Series 2016-C37	3.525%	12/15/49	1,310	1,232
[4]	Wells Fargo Commercial Mortgage Trust Series 2017-C38	3.453%	7/15/50	1,285	1,190
[4]	Wells Fargo Commercial Mortgage Trust Series 2017-C39	3.157%	9/15/50	3,825	3,520

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Wells Fargo Commercial Mortgage Trust Series 2017-C40	3.317%	10/15/50	3,200	2,942
[4]	Wells Fargo Commercial Mortgage Trust Series 2017-C40	3.581%	10/15/50	3,040	2,821
[4]	Wells Fargo Commercial Mortgage Trust Series 2017-C41	3.472%	11/15/50	3,160	2,912
[4]	Wells Fargo Commercial Mortgage Trust Series 2017-C42	3.589%	12/15/50	4,890	4,526
[4]	Wells Fargo Commercial Mortgage Trust Series 2017-RC1	3.631%	1/15/60	396	372
[4]	Wells Fargo Commercial Mortgage Trust Series 2018-C44	4.212%	5/15/51	4,450	4,232
[4]	Wells Fargo Commercial Mortgage Trust Series 2018-C46	4.152%	8/15/51	1,095	1,035
[4]	Wells Fargo Commercial Mortgage Trust Series 2018-C47	4.442%	9/15/61	870	838
[4]	Wells Fargo Commercial Mortgage Trust Series 2018-C48	4.245%	1/15/52	980	949
[4]	Wells Fargo Commercial Mortgage Trust Series 2019-C49	3.933%	3/15/52	310	295
[4]	Wells Fargo Commercial Mortgage Trust Series 2020-C58	1.849%	7/15/53	2,850	2,412
[4]	WFRBS Commercial Mortgage Trust Series 2013-C15	4.153%	8/15/46	255	253
[4]	WFRBS Commercial Mortgage Trust Series 2013-C18	4.162%	12/15/46	1,665	1,642
[4]	WFRBS Commercial Mortgage Trust Series 2014-C19	3.829%	3/15/47	1,574	1,552
[4]	WFRBS Commercial Mortgage Trust Series 2014-C21	3.410%	8/15/47	16	15
[4]	WFRBS Commercial Mortgage Trust Series 2014-C21	3.678%	8/15/47	15,000	14,633
[4]	WFRBS Commercial Mortgage Trust Series 2014-C23	3.650%	10/15/57	4,492	4,371
[4]	WFRBS Commercial Mortgage Trust Series 2014-C23	3.917%	10/15/57	925	903
[4]	WFRBS Commercial Mortgage Trust Series 2014-C24	3.607%	11/15/47	2,190	2,116
[4]	WFRBS Commercial Mortgage Trust Series 2014-LC14	3.766%	3/15/47	1,707	1,683
[4]	WFRBS Commercial Mortgage Trust Series 2014-LC14	4.045%	3/15/47	2,597	2,556
[4,7]	Wheels Fleet Lease Funding LLC Series 2022-1A	2.470%	10/18/36	5,060	4,938
[4,7]	Wheels SPV 2 LLC Series 2020-1A	0.510%	8/20/29	1,674	1,655
[4,7]	Wheels SPV 2 LLC Series 2020-1A	0.620%	8/20/29	1,700	1,629
[4]	World Omni Auto Receivables Trust Series 2018-D	3.330%	4/15/24	12	12
[4]	World Omni Auto Receivables Trust Series 2018-D	3.440%	12/16/24	3,070	3,070
[4]	World Omni Auto Receivables Trust Series 2019-A	3.220%	6/16/25	5,230	5,218
[4]	World Omni Auto Receivables Trust Series 2020-B	0.820%	1/15/26	7,580	7,211
[4]	World Omni Auto Receivables Trust Series 2020-C	0.610%	10/15/26	5,400	5,055
[4]	World Omni Auto Receivables Trust Series 2021-B	0.420%	6/15/26	9,380	9,000

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	World Omni Auto Receivables Trust Series 2021-C	0.440%	8/17/26	13,980	13,316
[4]	World Omni Auto Receivables Trust Series 2021-D	0.810%	10/15/26	15,840	15,083
[4]	World Omni Auto Receivables Trust Series 2021-D	1.100%	11/15/27	11,450	10,472
[4]	World Omni Auto Receivables Trust Series 2022-A	1.900%	3/15/28	9,420	8,670
[4]	World Omni Auto Receivables Trust Series 2022-B	3.440%	3/15/28	7,570	7,239
[4]	World Omni Auto Receivables Trust Series 2022-C	3.660%	10/15/27	2,400	2,338
[4]	World Omni Auto Receivables Trust Series 2022-C	3.680%	9/15/28	1,670	1,606
[4]	World Omni Automobile Lease Securitization Trust Series 2020-A	1.790%	6/16/25	3,410	3,408
[4]	World Omni Automobile Lease Securitization Trust Series 2020-B	0.520%	2/17/26	4,680	4,573
[4]	World Omni Automobile Lease Securitization Trust Series 2021-A	0.420%	8/15/24	6,960	6,705
[4]	World Omni Automobile Lease Securitization Trust Series 2021-A	0.500%	11/16/26	8,340	7,896
[4]	World Omni Automobile Lease Securitization Trust Series 2022-A	3.210%	2/18/25	3,080	3,029
[4]	World Omni Automobile Lease Securitization Trust Series 2022-A	3.340%	6/15/27	1,840	1,794
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $4,401,536)					4,083,663
Corporate Bonds (25.2%)
Communications (1.0%)
	Comcast Corp.	3.375%	2/15/25	15,000	14,506
	Comcast Corp.	3.375%	8/15/25	15,000	14,408
	Comcast Corp.	3.950%	10/15/25	12,400	12,061
[9]	Comcast Corp.	0.000%	9/14/26	13,316	11,397
	Comcast Corp.	3.150%	2/15/28	28,825	26,172
	Comcast Corp.	4.150%	10/15/28	40,135	37,906
	Comcast Corp.	2.650%	2/1/30	10,970	9,182
	Comcast Corp.	3.400%	4/1/30	11,500	10,126
	Comcast Corp.	1.950%	1/15/31	10,000	7,771
[7]	Meta Platforms Inc.	3.500%	8/15/27	71,962	67,259
[7]	Meta Platforms Inc.	3.850%	8/15/32	45,230	39,852
[7]	NTT Finance Corp.	1.162%	4/3/26	34,635	30,255
[7]	NTT Finance Corp.	2.065%	4/3/31	4,335	3,411
[4,9]	Sky Ltd.	2.500%	9/15/26	8,970	8,522
	TWDC Enterprises 18 Corp.	3.000%	2/13/26	13,228	12,408
	Walt Disney Co.	3.375%	11/15/26	2,200	2,072
					307,308
Consumer Discretionary (0.9%)
	Amazon.com Inc.	3.150%	8/22/27	7,000	6,523
	Amazon.com Inc.	1.650%	5/12/28	10,000	8,498
	Amazon.com Inc.	1.500%	6/3/30	8,152	6,434
	Amazon.com Inc.	3.600%	4/13/32	8,000	7,266
[4]	American Honda Finance Corp.	0.550%	7/12/24	8,755	8,133
[4]	American Honda Finance Corp.	2.150%	9/10/24	8,750	8,326
[4]	American Honda Finance Corp.	2.350%	1/8/27	25,000	22,398
[4]	American Honda Finance Corp.	1.800%	1/13/31	20,000	15,518

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Home Depot Inc.	1.500%	9/15/28	6,670	5,542
	Home Depot Inc.	3.900%	12/6/28	7,700	7,311
	Home Depot Inc.	2.950%	6/15/29	19,485	17,230
	Home Depot Inc.	2.700%	4/15/30	15,200	12,995
	Home Depot Inc.	1.875%	9/15/31	8,965	6,963
	Home Depot Inc.	3.250%	4/15/32	12,425	10,771
	TJX Cos. Inc.	2.250%	9/15/26	7,870	7,168
	TJX Cos. Inc.	3.875%	4/15/30	10,000	9,171
[4,9]	Toyota Finance Australia Ltd.	0.064%	1/13/25	7,600	6,944
[4]	Toyota Motor Credit Corp.	3.000%	4/1/25	14,000	13,411
[4]	Toyota Motor Credit Corp.	1.125%	6/18/26	40,000	35,029
[4]	Toyota Motor Credit Corp.	1.150%	8/13/27	15,000	12,548
[4]	Toyota Motor Credit Corp.	4.550%	9/20/27	31,620	30,879
	Toyota Motor Credit Corp.	3.650%	1/8/29	20,000	18,519
[4]	Yale University	1.482%	4/15/30	6,000	4,805
					282,382
Consumer Staples (0.9%)
[9]	CK Hutchison Europe Finance 18 Ltd.	1.250%	4/13/25	9,760	9,004
	Coca-Cola Co.	3.375%	3/25/27	12,000	11,441
	Coca-Cola Co.	1.000%	3/15/28	6,717	5,534
	Coca-Cola Co.	1.375%	3/15/31	5,000	3,818
	Colgate-Palmolive Co.	3.100%	8/15/25	15,640	15,116
	Colgate-Palmolive Co.	3.100%	8/15/27	13,620	12,812
	Colgate-Palmolive Co.	3.250%	8/15/32	22,460	20,046
	Costco Wholesale Corp.	1.600%	4/20/30	42,322	34,077
	Estee Lauder Cos. Inc.	2.375%	12/1/29	4,750	4,012
	Hershey Co.	2.450%	11/15/29	10,000	8,515
	Hershey Co.	1.700%	6/1/30	5,000	3,947
	Kimberly-Clark Corp.	2.650%	3/1/25	6,906	6,565
	Kimberly-Clark Corp.	1.050%	9/15/27	2,000	1,681
	Kimberly-Clark Corp.	3.100%	3/26/30	10,507	9,284
[4,9]	Nestle Finance International Ltd.	0.000%	11/12/24	8,000	7,447
	PepsiCo Inc.	2.850%	2/24/26	6,674	6,292
[4,9]	PepsiCo Inc.	2.625%	4/28/26	6,883	6,641
	PepsiCo Inc.	3.600%	2/18/28	7,520	7,115
	PepsiCo Inc.	2.625%	7/29/29	1,720	1,497
	PepsiCo Inc.	2.750%	3/19/30	2,130	1,846
	PepsiCo Inc.	1.625%	5/1/30	11,745	9,411
	PepsiCo Inc.	1.950%	10/21/31	1,430	1,138
	PepsiCo Inc.	3.900%	7/18/32	2,135	1,975
	Philip Morris International Inc.	1.500%	5/1/25	10,000	9,165
	Philip Morris International Inc.	3.125%	8/17/27	5,000	4,549
	Philip Morris International Inc.	3.375%	8/15/29	2,000	1,710
	Philip Morris International Inc.	2.100%	5/1/30	5,000	3,798
[9]	Procter & Gamble Co.	4.875%	5/11/27	6,883	7,209
[7]	Reckitt Benckiser Treasury Services plc	2.750%	6/26/24	3,340	3,215
[7]	Reckitt Benckiser Treasury Services plc	3.000%	6/26/27	7,000	6,427
	Target Corp.	3.375%	4/15/29	870	799
	Target Corp.	2.350%	2/15/30	11,910	9,943
	Target Corp.	2.650%	9/15/30	1,435	1,209
	Unilever Capital Corp.	2.125%	9/6/29	21,050	17,501
[4,9]	Unilever Finance Netherlands BV	1.250%	3/25/25	7,600	7,155
					261,894
Energy (0.9%)
	BP Capital Markets America Inc.	3.796%	9/21/25	4,935	4,811

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	BP Capital Markets America Inc.	3.410%	2/11/26	15,500	14,751
[4]	BP Capital Markets America Inc.	3.119%	5/4/26	19,465	18,195
[4]	BP Capital Markets America Inc.	3.017%	1/16/27	2,630	2,404
	BP Capital Markets America Inc.	4.234%	11/6/28	8,000	7,523
	BP Capital Markets America Inc.	1.749%	8/10/30	8,930	6,959
	BP Capital Markets plc	3.279%	9/19/27	13,162	12,080
	BP Capital Markets plc	3.723%	11/28/28	2,095	1,920
	Chevron Corp.	1.554%	5/11/25	8,810	8,153
	Chevron Corp.	2.954%	5/16/26	5,490	5,170
	Chevron Corp.	1.995%	5/11/27	19,000	16,855
	Chevron Corp.	2.236%	5/11/30	1,300	1,082
	Chevron USA Inc.	3.850%	1/15/28	5,870	5,583
[7]	CNPC General Capital Ltd.	3.400%	4/16/23	1,000	994
[9]	Exxon Mobil Corp.	0.142%	6/26/24	7,800	7,276
	Exxon Mobil Corp.	2.992%	3/19/25	26,140	25,124
	Exxon Mobil Corp.	3.043%	3/1/26	5,275	4,987
[7]	Harvest Operations Corp.	4.200%	6/1/23	8,000	7,983
[4]	Harvest Operations Corp.	1.000%	4/26/24	14,000	13,164
[7]	Petronas Capital Ltd.	3.500%	4/21/30	1,993	1,802
[4]	Petronas Capital Ltd.	3.500%	4/21/30	6,750	6,088
[4]	Petronas Energy Canada Ltd.	2.112%	3/23/28	13,860	11,952
[7]	SA Global Sukuk Ltd.	0.946%	6/17/24	8,084	7,543
	Schlumberger Finance Canada Ltd.	1.400%	9/17/25	4,350	3,947
	Shell International Finance BV	3.250%	5/11/25	24,880	23,920
[4,9]	Shell International Finance BV	2.500%	3/24/26	6,883	6,602
	Shell International Finance BV	2.875%	5/10/26	2,805	2,615
	Shell International Finance BV	3.875%	11/13/28	2,135	2,001
	Shell International Finance BV	2.375%	11/7/29	29,195	24,546
	TotalEnergies Capital International SA	2.434%	1/10/25	10,450	9,921
	TotalEnergies Capital International SA	3.455%	2/19/29	12,590	11,490
	TotalEnergies Capital International SA	2.829%	1/10/30	10,295	8,886
					286,327
Financials (15.0%)
	Aflac Inc.	1.125%	3/15/26	3,375	2,972
	Allstate Corp.	0.750%	12/15/25	2,000	1,746
	Allstate Corp.	1.450%	12/15/30	5,000	3,781
	American Express Co.	3.700%	8/3/23	35,905	35,653
	American Express Co.	3.400%	2/22/24	11,135	10,925
	American Express Co.	3.375%	5/3/24	11,456	11,173
	American Express Co.	3.000%	10/30/24	18,265	17,603
	American Express Co.	2.250%	3/4/25	16,000	15,013
	American Express Co.	2.550%	3/4/27	15,400	13,751
	American Express Co.	4.050%	5/3/29	19,800	18,224
	American Express Co.	4.420%	8/3/33	4,500	4,096
	Ameriprise Financial Inc.	3.000%	4/2/25	30,000	28,666
[7]	Athene Global Funding	0.914%	8/19/24	4,880	4,456
	Banco Santander SA	4.379%	4/12/28	2,585	2,311
	Banco Santander SA	3.306%	6/27/29	5,800	4,939
[4]	Bank of America Corp.	3.004%	12/20/23	27,480	27,341
[4]	Bank of America Corp.	4.125%	1/22/24	10,000	9,918
[4]	Bank of America Corp.	3.550%	3/5/24	102,080	101,297
[4]	Bank of America Corp.	3.864%	7/23/24	33,950	33,469
	Bank of America Corp.	1.843%	2/4/25	21,000	19,968
[4]	Bank of America Corp.	3.458%	3/15/25	22,500	21,801
	Bank of America Corp.	0.976%	4/22/25	19,688	18,300

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Bank of America Corp.	3.875%	8/1/25	9,582	9,304
[4]	Bank of America Corp.	0.981%	9/25/25	13,670	12,441
[4]	Bank of America Corp.	3.366%	1/23/26	44,735	42,342
[4]	Bank of America Corp.	2.015%	2/13/26	10,000	9,172
[4]	Bank of America Corp.	3.384%	4/2/26	47,300	44,706
[4]	Bank of America Corp.	3.500%	4/19/26	3,998	3,755
[4]	Bank of America Corp.	1.319%	6/19/26	10,890	9,657
	Bank of America Corp.	4.827%	7/22/26	34,100	33,294
[4]	Bank of America Corp.	3.559%	4/23/27	2,777	2,563
	Bank of America Corp.	1.734%	7/22/27	28,000	24,021
[4]	Bank of America Corp.	3.824%	1/20/28	37,156	34,220
	Bank of America Corp.	2.551%	2/4/28	14,330	12,477
[4]	Bank of America Corp.	3.705%	4/24/28	5,800	5,279
	Bank of America Corp.	4.376%	4/27/28	4,500	4,218
	Bank of America Corp.	4.948%	7/22/28	11,480	11,040
[4]	Bank of America Corp.	3.419%	12/20/28	34,922	30,978
[4]	Bank of America Corp.	3.970%	3/5/29	3,000	2,707
[4]	Bank of America Corp.	2.087%	6/14/29	23,300	18,917
[4]	Bank of America Corp.	3.974%	2/7/30	1,960	1,749
[4]	Bank of America Corp.	3.194%	7/23/30	23,795	20,041
[4]	Bank of America Corp.	2.884%	10/22/30	17,816	14,624
[4]	Bank of America Corp.	2.496%	2/13/31	75	59
[4]	Bank of America Corp.	2.592%	4/29/31	7,500	5,958
[4]	Bank of America Corp.	1.898%	7/23/31	19,543	14,558
[4]	Bank of America Corp.	1.922%	10/24/31	5,000	3,701
	Bank of America Corp.	2.687%	4/22/32	13,800	10,753
	Bank of America Corp.	2.299%	7/21/32	25,200	18,856
	Bank of America Corp.	4.571%	4/27/33	22,100	19,832
	Bank of America Corp.	5.015%	7/22/33	30,330	28,216
[4]	Bank of Montreal	3.300%	2/5/24	28,160	27,563
[4]	Bank of Montreal	0.625%	7/9/24	17,014	15,755
[4]	Bank of Montreal	1.250%	9/15/26	11,520	9,859
[4]	Bank of Montreal	2.650%	3/8/27	11,900	10,623
[4]	Bank of New York Mellon Corp.	1.600%	4/24/25	12,400	11,448
	Bank of New York Mellon Corp.	4.414%	7/24/26	14,400	14,078
[4]	Bank of New York Mellon Corp.	2.450%	8/17/26	2,825	2,588
[4]	Bank of New York Mellon Corp.	3.250%	5/16/27	21,080	19,716
[4]	Bank of New York Mellon Corp.	3.442%	2/7/28	7,827	7,224
	Bank of New York Mellon Corp.	4.596%	7/26/30	9,650	9,162
	Bank of Nova Scotia	0.400%	9/15/23	23,300	22,301
	Bank of Nova Scotia	2.200%	2/3/25	9,530	8,905
	Bank of Nova Scotia	3.450%	4/11/25	23,000	22,030
	Bank of Nova Scotia	1.050%	3/2/26	14,350	12,509
	Bank of Nova Scotia	1.350%	6/24/26	5,000	4,354
	Bank of Nova Scotia	2.700%	8/3/26	7,520	6,862
	Bank of Nova Scotia	1.300%	9/15/26	7,200	6,183
[7]	Bank of Nova Scotia	1.188%	10/13/26	15,910	13,854
	Bank of Nova Scotia	1.950%	2/2/27	2,700	2,349
	Bank of Nova Scotia	2.150%	8/1/31	10,000	7,576
	Bank of Nova Scotia	2.450%	2/2/32	5,000	3,808
	Berkshire Hathaway Finance Corp.	2.875%	3/15/32	10,700	9,022
[9]	Berkshire Hathaway Inc.	0.000%	3/12/25	7,600	6,909
	BlackRock Inc.	3.250%	4/30/29	3,750	3,369
	BlackRock Inc.	2.400%	4/30/30	3,000	2,481
	BlackRock Inc.	1.900%	1/28/31	2,800	2,191

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	BPCE SA	1.000%	1/20/26	13,385	11,563
	Canadian Imperial Bank of Commerce	3.300%	4/7/25	18,736	17,884
	Canadian Imperial Bank of Commerce	1.250%	6/22/26	9,975	8,638
	Canadian Imperial Bank of Commerce	3.600%	4/7/32	4,000	3,386
	Cboe Global Markets Inc.	1.625%	12/15/30	7,008	5,322
	Cboe Global Markets Inc.	3.000%	3/16/32	9,500	7,854
	Charles Schwab Corp.	3.625%	4/1/25	3,670	3,556
	Charles Schwab Corp.	0.900%	3/11/26	7,000	6,087
	Charles Schwab Corp.	3.200%	3/2/27	10,000	9,326
	Charles Schwab Corp.	2.450%	3/3/27	23,980	21,574
	Charles Schwab Corp.	3.300%	4/1/27	4,574	4,275
	Charles Schwab Corp.	3.200%	1/25/28	4,143	3,796
	Charles Schwab Corp.	4.000%	2/1/29	8,980	8,453
	Charles Schwab Corp.	3.250%	5/22/29	6,955	6,268
	Charles Schwab Corp.	4.625%	3/22/30	800	773
	Charles Schwab Corp.	2.900%	3/3/32	9,500	7,845
	Chubb INA Holdings Inc.	3.350%	5/15/24	25,075	24,485
	Chubb INA Holdings Inc.	3.150%	3/15/25	4,485	4,307
	Chubb INA Holdings Inc.	3.350%	5/3/26	5,000	4,722
	Chubb INA Holdings Inc.	1.375%	9/15/30	16,500	12,462
[4]	Citigroup Inc.	1.678%	5/15/24	38,445	37,632
	Citigroup Inc.	0.981%	5/1/25	10,415	9,662
	Citigroup Inc.	1.281%	11/3/25	3,300	3,018
	Citigroup Inc.	2.014%	1/25/26	5,300	4,876
	Citigroup Inc.	3.200%	10/21/26	3,310	3,032
	Citigroup Inc.	1.462%	6/9/27	16,080	13,689
[4]	Citigroup Inc.	2.666%	1/29/31	8,380	6,691
[4]	Citigroup Inc.	2.572%	6/3/31	5,000	3,938
	Citigroup Inc.	3.057%	1/25/33	11,600	9,147
	Citigroup Inc.	3.785%	3/17/33	1,600	1,342
	Citigroup Inc.	4.910%	5/24/33	3,100	2,852
	CME Group Inc.	2.650%	3/15/32	15,300	12,576
[4,9]	Cooperatieve Rabobank UA	0.625%	2/27/24	7,300	6,923
	Cooperatieve Rabobank UA	3.875%	8/22/24	5,000	4,903
	Credit Suisse AG	1.000%	5/5/23	14,470	14,142
	Credit Suisse AG	4.750%	8/9/24	7,900	7,693
[4]	Credit Suisse AG	3.625%	9/9/24	8,000	7,623
	Credit Suisse AG	3.700%	2/21/25	10,400	9,765
	Credit Suisse AG	2.950%	4/9/25	23,500	21,592
[4,9]	Credit Suisse AG	1.500%	4/10/26	7,600	6,710
	Credit Suisse AG	5.000%	7/9/27	7,000	6,458
[7]	Danske Bank A/S	1.549%	9/10/27	5,031	4,234
[7]	DNB Bank ASA	1.535%	5/25/27	10,000	8,621
[4]	First Republic Bank	1.912%	2/12/24	13,330	13,176
	Franklin Resources Inc.	1.600%	10/30/30	5,000	3,761
	Goldman Sachs Group Inc.	3.625%	1/22/23	295	295
	Goldman Sachs Group Inc.	3.200%	2/23/23	10,000	9,946
[4]	Goldman Sachs Group Inc.	0.627%	11/17/23	16,250	16,149
	Goldman Sachs Group Inc.	0.673%	3/8/24	25,000	24,424
	Goldman Sachs Group Inc.	3.000%	3/15/24	2,500	2,430
[4]	Goldman Sachs Group Inc.	0.657%	9/10/24	45,375	43,226
	Goldman Sachs Group Inc.	0.925%	10/21/24	10,650	10,108
	Goldman Sachs Group Inc.	3.500%	1/23/25	5,675	5,454
	Goldman Sachs Group Inc.	1.757%	1/24/25	26,935	25,603
	Goldman Sachs Group Inc.	3.750%	5/22/25	8,560	8,214

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,9]	Goldman Sachs Group Inc.	2.875%	6/3/26	4,650	4,362
	Goldman Sachs Group Inc.	1.542%	9/10/27	15,000	12,689
	Goldman Sachs Group Inc.	1.992%	1/27/32	8,820	6,525
	Goldman Sachs Group Inc.	2.615%	4/22/32	6,600	5,116
	Goldman Sachs Group Inc.	2.650%	10/21/32	5,600	4,291
[4]	HSBC Holdings plc	3.950%	5/18/24	13,280	13,112
	HSBC Holdings plc	1.162%	11/22/24	10,600	10,021
[4]	HSBC Holdings plc	3.803%	3/11/25	1,605	1,552
	HSBC Holdings plc	0.976%	5/24/25	24,000	22,052
[4]	HSBC Holdings plc	2.633%	11/7/25	26,491	24,538
	HSBC Holdings plc	4.300%	3/8/26	4,840	4,637
	HSBC Holdings plc	2.999%	3/10/26	9,200	8,506
[4]	HSBC Holdings plc	1.645%	4/18/26	10,440	9,294
	HSBC Holdings plc	3.900%	5/25/26	3,650	3,421
[4]	HSBC Holdings plc	2.099%	6/4/26	25,000	22,405
[4]	HSBC Holdings plc	4.292%	9/12/26	10,050	9,482
	HSBC Holdings plc	1.589%	5/24/27	13,330	11,143
	HSBC Holdings plc	2.251%	11/22/27	6,200	5,208
[4]	HSBC Holdings plc	4.041%	3/13/28	28,181	25,325
	HSBC Holdings plc	4.755%	6/9/28	5,500	5,046
[4]	HSBC Holdings plc	2.013%	9/22/28	25,000	20,115
[4]	HSBC Holdings plc	4.583%	6/19/29	18,855	16,795
	HSBC Holdings plc	2.206%	8/17/29	10,000	7,770
	HSBC Holdings plc	4.950%	3/31/30	10,000	9,202
[4]	HSBC Holdings plc	2.357%	8/18/31	7,440	5,478
	HSBC Holdings plc	2.804%	5/24/32	10,000	7,352
	HSBC Holdings plc	2.871%	11/22/32	4,000	2,917
	HSBC Holdings plc	5.402%	8/11/33	3,000	2,656
[4]	Huntington National Bank	3.550%	10/6/23	10,000	9,887
	ING Groep NV	4.100%	10/2/23	7,850	7,747
	Intercontinental Exchange Inc.	4.000%	9/15/27	10,500	9,957
	Intercontinental Exchange Inc.	4.350%	6/15/29	19,900	18,811
	Intercontinental Exchange Inc.	4.600%	3/15/33	12,500	11,651
	Invesco Finance plc	4.000%	1/30/24	12,165	11,982
	Invesco Finance plc	3.750%	1/15/26	1,897	1,813
	JPMorgan Chase & Co.	2.700%	5/18/23	6,106	6,048
	JPMorgan Chase & Co.	3.875%	2/1/24	4,000	3,960
[4]	JPMorgan Chase & Co.	3.559%	4/23/24	60,810	60,190
[4]	JPMorgan Chase & Co.	1.514%	6/1/24	30,000	29,298
[4]	JPMorgan Chase & Co.	4.023%	12/5/24	15,235	14,995
	JPMorgan Chase & Co.	3.125%	1/23/25	10,000	9,587
	JPMorgan Chase & Co.	0.563%	2/16/25	10,125	9,472
[4]	JPMorgan Chase & Co.	3.220%	3/1/25	54,505	52,748
	JPMorgan Chase & Co.	0.824%	6/1/25	15,020	13,898
	JPMorgan Chase & Co.	0.969%	6/23/25	13,500	12,492
	JPMorgan Chase & Co.	3.900%	7/15/25	14,605	14,143
[4]	JPMorgan Chase & Co.	2.301%	10/15/25	12,250	11,489
	JPMorgan Chase & Co.	1.561%	12/10/25	11,000	10,085
[4]	JPMorgan Chase & Co.	2.005%	3/13/26	4,650	4,256
[4]	JPMorgan Chase & Co.	2.083%	4/22/26	39,500	35,985
	JPMorgan Chase & Co.	3.200%	6/15/26	11,430	10,611
	JPMorgan Chase & Co.	1.045%	11/19/26	20,000	17,323
	JPMorgan Chase & Co.	4.125%	12/15/26	8,190	7,737
	JPMorgan Chase & Co.	1.040%	2/4/27	25,000	21,343
	JPMorgan Chase & Co.	1.578%	4/22/27	10,000	8,644

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	JPMorgan Chase & Co.	1.470%	9/22/27	12,000	10,158
[4]	JPMorgan Chase & Co.	3.782%	2/1/28	3,910	3,586
	JPMorgan Chase & Co.	2.947%	2/24/28	4,685	4,152
[4]	JPMorgan Chase & Co.	3.540%	5/1/28	21,840	19,788
[4]	JPMorgan Chase & Co.	3.509%	1/23/29	8,575	7,596
[4]	JPMorgan Chase & Co.	4.005%	4/23/29	16,335	14,775
	JPMorgan Chase & Co.	2.069%	6/1/29	2,500	2,030
[4]	JPMorgan Chase & Co.	4.452%	12/5/29	37,465	34,270
[4]	JPMorgan Chase & Co.	3.702%	5/6/30	4,600	4,023
[4]	JPMorgan Chase & Co.	2.739%	10/15/30	20,000	16,299
[4]	JPMorgan Chase & Co.	4.493%	3/24/31	12,900	11,756
	JPMorgan Chase & Co.	1.764%	11/19/31	5,000	3,667
	JPMorgan Chase & Co.	2.580%	4/22/32	10,000	7,739
	JPMorgan Chase & Co.	4.586%	4/26/33	8,790	7,915
	JPMorgan Chase & Co.	4.912%	7/25/33	11,930	11,018
[4]	KeyBank NA	4.150%	8/8/25	10,650	10,351
	Lloyds Banking Group plc	4.050%	8/16/23	15,000	14,830
	Lloyds Banking Group plc	3.900%	3/12/24	5,000	4,896
[7]	LSEGA Financing plc	0.650%	4/6/24	5,000	4,686
[7]	Macquarie Group Ltd.	1.340%	1/12/27	9,270	7,937
[4]	Manufacturers & Traders Trust Co.	2.900%	2/6/25	3,700	3,523
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	5,000	4,824
	Marsh & McLennan Cos. Inc.	2.250%	11/15/30	5,800	4,591
	Mastercard Inc.	2.000%	3/3/25	14,133	13,315
	Mastercard Inc.	2.950%	11/21/26	22,315	20,843
	Mastercard Inc.	2.950%	6/1/29	11,000	9,798
	Mastercard Inc.	2.000%	11/18/31	5,850	4,625
[4]	MDGH GMTN RSC Ltd.	2.500%	11/7/24	624	595
	MetLife Inc.	4.550%	3/23/30	13,076	12,535
	Mitsubishi UFJ Financial Group Inc.	3.761%	7/26/23	5,000	4,945
	Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	1,025	1,000
	Mitsubishi UFJ Financial Group Inc.	3.407%	3/7/24	4,500	4,398
	Mitsubishi UFJ Financial Group Inc.	2.801%	7/18/24	14,640	14,046
[4]	Mitsubishi UFJ Financial Group Inc.	0.848%	9/15/24	33,375	31,838
	Mitsubishi UFJ Financial Group Inc.	2.193%	2/25/25	3,997	3,705
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	45,530	44,084
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	10,785	9,677
	Mitsubishi UFJ Financial Group Inc.	4.788%	7/18/25	6,900	6,807
	Mitsubishi UFJ Financial Group Inc.	0.953%	7/19/25	20,165	18,561
	Mitsubishi UFJ Financial Group Inc.	0.962%	10/11/25	13,300	12,110
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	1,807	1,630
	Mitsubishi UFJ Financial Group Inc.	1.538%	7/20/27	10,800	9,224
	Mitsubishi UFJ Financial Group Inc.	1.640%	10/13/27	11,500	9,768
	Mitsubishi UFJ Financial Group Inc.	5.017%	7/20/28	3,300	3,170
	Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	6,550	5,860
	Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	8,000	6,759
	Mitsubishi UFJ Financial Group Inc.	2.309%	7/20/32	15,000	11,240
	Mitsubishi UFJ Financial Group Inc.	2.494%	10/13/32	7,000	5,289
	Mitsubishi UFJ Financial Group Inc.	2.852%	1/19/33	10,000	7,749
	Mitsubishi UFJ Financial Group Inc.	5.133%	7/20/33	3,800	3,561
[7]	Mizuho Bank Ltd.	3.600%	9/25/24	6,300	6,114
[4]	Mizuho Financial Group Inc.	1.241%	7/10/24	17,100	16,539
[4]	Mizuho Financial Group Inc.	2.555%	9/13/25	5,000	4,702
[7]	Mizuho Financial Group Inc.	3.477%	4/12/26	12,178	11,287
	Mizuho Financial Group Inc.	1.234%	5/22/27	6,167	5,219

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Mizuho Financial Group Inc.	1.554%	7/9/27	8,000	6,799
	Mizuho Financial Group Inc.	4.018%	3/5/28	2,250	2,058
[4]	Mizuho Financial Group Inc.	3.153%	7/16/30	5,400	4,495
[4]	Mizuho Financial Group Inc.	2.869%	9/13/30	4,000	3,252
[4]	Mizuho Financial Group Inc.	2.201%	7/10/31	5,000	3,786
	Mizuho Financial Group Inc.	2.260%	7/9/32	8,000	5,904
[4]	Morgan Stanley	0.529%	1/25/24	21,430	21,085
	Morgan Stanley	0.731%	4/5/24	21,355	20,848
[4]	Morgan Stanley	3.875%	4/29/24	17,649	17,349
	Morgan Stanley	0.790%	5/30/25	21,800	20,069
[4]	Morgan Stanley	2.720%	7/22/25	8,670	8,220
[4]	Morgan Stanley	4.000%	7/23/25	6,355	6,168
[4]	Morgan Stanley	0.864%	10/21/25	5,200	4,715
[4]	Morgan Stanley	3.875%	1/27/26	8,000	7,632
[9]	Morgan Stanley	2.103%	5/8/26	4,222	3,931
	Morgan Stanley	3.625%	1/20/27	3,625	3,377
	Morgan Stanley	1.593%	5/4/27	3,575	3,089
	Morgan Stanley	2.475%	1/21/28	11,900	10,412
[4]	Morgan Stanley	3.622%	4/1/31	10,000	8,609
[4]	Morgan Stanley	1.928%	4/28/32	1,285	945
[4]	Morgan Stanley	2.239%	7/21/32	21,500	16,167
	Morgan Stanley	4.889%	7/20/33	7,950	7,392
[7]	Nationwide Building Society	1.000%	8/28/25	10,580	9,279
[7]	New York Life Global Funding	1.850%	8/1/31	5,000	3,856
[7]	NongHyup Bank	1.250%	7/28/26	20,000	17,382
[7]	NongHyup Bank	4.250%	7/6/27	17,500	16,862
	Northern Trust Corp.	4.000%	5/10/27	15,400	14,909
[7]	Nuveen Finance LLC	4.125%	11/1/24	20,000	19,506
[4]	PNC Bank NA	2.950%	2/23/25	12,514	11,961
[4]	PNC Bank NA	3.100%	10/25/27	17,317	15,816
[4]	PNC Bank NA	3.250%	1/22/28	6,245	5,730
	PNC Financial Services Group Inc.	2.854%	11/9/22	1,335	1,334
	PNC Financial Services Group Inc.	3.500%	1/23/24	7,930	7,804
	PNC Financial Services Group Inc.	2.600%	7/23/26	2,820	2,577
	PNC Financial Services Group Inc.	3.150%	5/19/27	4,000	3,675
	PNC Financial Services Group Inc.	3.450%	4/23/29	11,370	10,191
	PNC Financial Services Group Inc.	2.550%	1/22/30	5,000	4,127
	Progressive Corp.	2.500%	3/15/27	6,700	6,048
	Progressive Corp.	3.200%	3/26/30	8,620	7,580
	Progressive Corp.	3.000%	3/15/32	3,300	2,776
[4]	Prudential Financial Inc.	1.500%	3/10/26	4,500	4,016
	Prudential plc	3.125%	4/14/30	3,500	2,921
[4]	Royal Bank of Canada	3.700%	10/5/23	7,665	7,590
[4]	Royal Bank of Canada	2.550%	7/16/24	13,603	13,061
[4]	Royal Bank of Canada	0.750%	10/7/24	22,907	21,051
[4]	Royal Bank of Canada	2.250%	11/1/24	17,806	16,864
	Royal Bank of Canada	3.375%	4/14/25	10,400	10,004
[4]	Royal Bank of Canada	1.150%	6/10/25	10,000	9,020
	Royal Bank of Canada	1.200%	4/27/26	17,540	15,275
[4]	Royal Bank of Canada	1.150%	7/14/26	18,870	16,273
[4]	Royal Bank of Canada	1.400%	11/2/26	6,500	5,572
	Royal Bank of Canada	3.625%	5/4/27	6,700	6,231
[4]	Royal Bank of Canada	4.240%	8/3/27	1,400	1,338
	Royal Bank of Canada	3.875%	5/4/32	7,300	6,432
	State Street Corp.	3.550%	8/18/25	2,630	2,541

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	State Street Corp.	2.354%	11/1/25	1,400	1,324
	State Street Corp.	2.400%	1/24/30	6,970	5,812
	State Street Corp.	3.152%	3/30/31	11,280	9,662
	Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	16,022	16,017
	Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	3,970	3,955
	Sumitomo Mitsui Financial Group Inc.	2.696%	7/16/24	39,186	37,459
	Sumitomo Mitsui Financial Group Inc.	2.348%	1/15/25	11,660	10,917
	Sumitomo Mitsui Financial Group Inc.	1.474%	7/8/25	18,295	16,483
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	14,962	13,522
	Sumitomo Mitsui Financial Group Inc.	1.402%	9/17/26	14,400	12,320
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	10,290	9,469
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	1,980	1,802
	Sumitomo Mitsui Financial Group Inc.	3.352%	10/18/27	1,000	894
	Sumitomo Mitsui Financial Group Inc.	3.544%	1/17/28	4,040	3,649
	Sumitomo Mitsui Financial Group Inc.	1.902%	9/17/28	17,400	13,952
	Sumitomo Mitsui Financial Group Inc.	4.306%	10/16/28	2,850	2,683
	Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	13,550	11,386
	Sumitomo Mitsui Financial Group Inc.	2.750%	1/15/30	12,030	9,758
	Sumitomo Mitsui Financial Group Inc.	2.130%	7/8/30	10,000	7,667
	Sumitomo Mitsui Financial Group Inc.	2.222%	9/17/31	13,900	10,421
[7]	Svenska Handelsbanken AB	0.625%	6/30/23	7,000	6,790
[7]	Svenska Handelsbanken AB	3.950%	6/10/27	23,250	22,067
[7]	Svenska Handelsbanken AB	1.418%	6/11/27	5,400	4,653
[4]	Toronto-Dominion Bank	0.750%	6/12/23	20,384	19,821
	Toronto-Dominion Bank	0.550%	3/4/24	16,780	15,777
[4]	Toronto-Dominion Bank	2.350%	3/8/24	38,298	36,944
[4]	Toronto-Dominion Bank	4.285%	9/13/24	8,000	7,880
	Toronto-Dominion Bank	3.766%	6/6/25	34,400	33,238
[4]	Toronto-Dominion Bank	1.150%	6/12/25	43,550	39,216
[4]	Toronto-Dominion Bank	0.750%	9/11/25	19,000	16,767
[4]	Toronto-Dominion Bank	1.250%	9/10/26	12,880	11,016
[4]	Toronto-Dominion Bank	2.800%	3/10/27	27,500	24,814
	Toronto-Dominion Bank	4.108%	6/8/27	26,700	25,229
[4]	Toronto-Dominion Bank	4.693%	9/15/27	10,000	9,669
[4]	Toronto-Dominion Bank	2.000%	9/10/31	15,000	11,223
[4]	Toronto-Dominion Bank	3.625%	9/15/31	1,250	1,145
[4]	Toronto-Dominion Bank	3.200%	3/10/32	37,600	30,898
	Toronto-Dominion Bank	4.456%	6/8/32	16,785	15,316
[4]	Truist Bank	2.150%	12/6/24	44,575	41,959
[4]	Truist Bank	1.500%	3/10/25	7,500	6,899
[4]	Truist Bank	4.050%	11/3/25	34,710	33,678
[4]	Truist Bank	2.250%	3/11/30	5,950	4,666
[4]	Truist Financial Corp.	3.750%	12/6/23	15,600	15,460
[4]	Truist Financial Corp.	2.500%	8/1/24	56,382	54,001
[4]	Truist Financial Corp.	1.200%	8/5/25	8,030	7,226
[4]	Truist Financial Corp.	1.267%	3/2/27	6,620	5,772
[7]	UBS AG	0.375%	6/1/23	8,000	7,768
[7]	UBS AG	0.450%	2/9/24	15,000	14,101
[7]	UBS Group AG	4.125%	9/24/25	7,590	7,266
[7]	UBS Group AG	4.125%	4/15/26	1,500	1,420
[4,9]	US Bancorp	0.850%	6/7/24	15,108	14,183
	US Bancorp	1.450%	5/12/25	31,180	28,656
[4]	US Bancorp	3.950%	11/17/25	9,450	9,209
[4]	US Bancorp	3.150%	4/27/27	8,000	7,427
	US Bancorp	4.548%	7/22/28	23,900	23,098

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	US Bancorp	3.000%	7/30/29	3,000	2,587
[4]	US Bancorp	1.375%	7/22/30	10,000	7,531
	US Bancorp	4.967%	7/22/33	51,985	48,767
[4]	US Bank NA	2.800%	1/27/25	3,900	3,730
[7]	USAA Capital Corp.	1.500%	5/1/23	1,580	1,553
	Visa Inc.	3.150%	12/14/25	49,590	47,407
[9]	Visa Inc.	1.500%	6/15/26	9,350	8,629
[4]	Wells Fargo & Co.	3.750%	1/24/24	18,285	18,010
[4,9]	Wells Fargo & Co.	0.500%	4/26/24	15,280	14,298
[4]	Wells Fargo & Co.	1.654%	6/2/24	5,000	4,882
[4]	Wells Fargo & Co.	3.000%	2/19/25	24,070	22,873
[4]	Wells Fargo & Co.	0.805%	5/19/25	9,255	8,579
[4]	Wells Fargo & Co.	2.406%	10/30/25	14,968	13,987
[4]	Wells Fargo & Co.	2.164%	2/11/26	7,000	6,446
	Wells Fargo & Co.	3.000%	4/22/26	20,000	18,322
[4]	Wells Fargo & Co.	2.188%	4/30/26	10,000	9,142
	Wells Fargo & Co.	3.000%	10/23/26	16,620	15,066
[4]	Wells Fargo & Co.	3.196%	6/17/27	7,100	6,463
[4]	Wells Fargo & Co.	3.526%	3/24/28	12,000	10,891
[4]	Wells Fargo & Co.	3.584%	5/22/28	10,500	9,497
[4]	Wells Fargo & Co.	2.393%	6/2/28	9,270	7,948
[4]	Wells Fargo & Co.	4.150%	1/24/29	8,575	7,889
[4]	Wells Fargo & Co.	2.879%	10/30/30	700	576
[4]	Wells Fargo & Co.	2.572%	2/11/31	5,000	4,002
[4]	Wells Fargo & Co.	4.897%	7/25/33	15,900	14,626
[7]	Westpac Banking Corp.	1.552%	9/30/26	15,440	13,669
	Westpac Banking Corp.	3.350%	3/8/27	1,170	1,093
	Westpac Banking Corp.	1.953%	11/20/28	11,300	9,413
[4,9]	Westpac Securities NZ Ltd.	0.427%	12/14/26	6,800	5,789
					4,548,579
Health Care (1.1%)
	Abbott Laboratories	2.950%	3/15/25	9,405	9,049
[4]	Ascension Health	2.532%	11/15/29	2,500	2,114
	Bristol-Myers Squibb Co.	2.750%	2/15/23	24,000	23,873
	Bristol-Myers Squibb Co.	3.200%	6/15/26	17,455	16,538
	Bristol-Myers Squibb Co.	3.400%	7/26/29	27,490	24,975
	Bristol-Myers Squibb Co.	1.450%	11/13/30	13,160	10,154
	Bristol-Myers Squibb Co.	2.950%	3/15/32	21,000	18,027
[4]	Cedars-Sinai Health System	2.288%	8/15/31	2,000	1,588
[7]	CSL Finance plc	4.250%	4/27/32	13,335	12,155
	Eli Lilly & Co.	3.375%	3/15/29	8,803	8,167
	GlaxoSmithKline Capital Inc.	3.875%	5/15/28	4,500	4,239
	GlaxoSmithKline Capital plc	3.375%	6/1/29	12,762	11,586
	Johnson & Johnson	2.950%	3/3/27	385	361
	Johnson & Johnson	2.900%	1/15/28	12,444	11,474
	Merck & Co. Inc.	1.900%	12/10/28	2,560	2,147
	Merck & Co. Inc.	3.400%	3/7/29	24,790	22,767
	Merck & Co. Inc.	1.450%	6/24/30	12,925	10,120
	Merck & Co. Inc.	2.150%	12/10/31	10,830	8,710
[4]	Mercy Health	4.302%	7/1/28	7,000	6,586
	Novartis Capital Corp.	2.000%	2/14/27	13,000	11,661
	Novartis Capital Corp.	2.200%	8/14/30	27,712	23,156
	Pfizer Inc.	3.450%	3/15/29	13,000	11,975
	Pfizer Inc.	2.625%	4/1/30	8,500	7,309

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	278	255
[4]	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	5,000	4,131
[7]	Roche Holdings Inc.	2.625%	5/15/26	1,000	931
[7]	Roche Holdings Inc.	1.930%	12/13/28	22,500	18,923
	UnitedHealth Group Inc.	0.550%	5/15/24	14,400	13,495
	UnitedHealth Group Inc.	1.250%	1/15/26	6,810	6,074
	UnitedHealth Group Inc.	3.850%	6/15/28	8,630	8,122
	UnitedHealth Group Inc.	3.875%	12/15/28	8,345	7,829
	UnitedHealth Group Inc.	2.875%	8/15/29	1,101	961
	UnitedHealth Group Inc.	2.300%	5/15/31	11,500	9,251
					328,703
Industrials (1.2%)
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	12,423	12,150
	Burlington Northern Santa Fe LLC	3.650%	9/1/25	3,575	3,460
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	7,535	7,077
	Canadian National Railway Co.	3.850%	8/5/32	26,900	24,574
[4]	CSX Transportation Inc.	6.251%	1/15/23	86	86
	Emerson Electric Co.	1.800%	10/15/27	879	760
	Emerson Electric Co.	2.000%	12/21/28	17,890	15,149
	General Dynamics Corp.	3.250%	4/1/25	22,061	21,306
	General Dynamics Corp.	3.500%	5/15/25	3,754	3,652
	General Dynamics Corp.	2.125%	8/15/26	4,694	4,251
	General Dynamics Corp.	3.500%	4/1/27	16,745	15,825
	General Dynamics Corp.	2.625%	11/15/27	31,170	27,911
	General Dynamics Corp.	3.750%	5/15/28	5,580	5,243
	General Dynamics Corp.	3.625%	4/1/30	4,100	3,758
	General Dynamics Corp.	2.250%	6/1/31	5,000	4,084
	Honeywell International Inc.	1.750%	9/1/31	20,250	15,813
	Illinois Tool Works Inc.	2.650%	11/15/26	7,640	7,090
[4]	John Deere Capital Corp.	2.650%	6/24/24	4,600	4,451
	John Deere Capital Corp.	3.400%	6/6/25	10,625	10,274
[4]	John Deere Capital Corp.	1.050%	6/17/26	37,500	32,905
[4]	John Deere Capital Corp.	2.250%	9/14/26	3,790	3,477
[4]	John Deere Capital Corp.	2.350%	3/8/27	13,070	11,787
[4]	John Deere Capital Corp.	2.000%	6/17/31	25,000	19,827
	John Deere Capital Corp.	3.900%	6/7/32	2,665	2,445
	Lockheed Martin Corp.	1.850%	6/15/30	5,895	4,789
	Lockheed Martin Corp.	3.900%	6/15/32	14,670	13,575
	Precision Castparts Corp.	2.500%	1/15/23	10,440	10,389
	Rockwell Automation Inc.	1.750%	8/15/31	7,500	5,755
[7]	Siemens Financieringsmaatschappij NV	1.200%	3/11/26	58,305	50,896
	United Parcel Service Inc.	3.400%	3/15/29	5,000	4,596
					347,355
Materials (0.2%)
[7]	Georgia-Pacific LLC	0.950%	5/15/26	50,855	44,070
	Linde Inc.	1.100%	8/10/30	12,430	9,388
[7]	SABIC Capital II BV	4.000%	10/10/23	17,612	17,389
					70,847
Real Estate (0.7%)
[4]	AvalonBay Communities Inc.	3.350%	5/15/27	2,960	2,713
[4]	AvalonBay Communities Inc.	3.200%	1/15/28	2,250	2,039
	AvalonBay Communities Inc.	1.900%	12/1/28	5,000	4,120
[4]	AvalonBay Communities Inc.	2.300%	3/1/30	5,000	4,116

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Camden Property Trust	4.875%	6/15/23	5,935	5,928
	Camden Property Trust	4.250%	1/15/24	16,018	15,813
	Camden Property Trust	3.500%	9/15/24	435	420
	ERP Operating LP	2.850%	11/1/26	3,000	2,754
	ERP Operating LP	4.150%	12/1/28	11,480	10,563
	ERP Operating LP	3.000%	7/1/29	8,120	7,051
	ERP Operating LP	2.500%	2/15/30	1,500	1,234
	ERP Operating LP	1.850%	8/1/31	4,750	3,635
	Prologis LP	2.125%	4/15/27	3,600	3,193
	Prologis LP	1.250%	10/15/30	10,000	7,460
	Prologis LP	4.625%	1/15/33	15,600	14,817
	Public Storage	1.850%	5/1/28	5,710	4,813
	Public Storage	1.950%	11/9/28	3,500	2,914
	Public Storage	3.385%	5/1/29	11,800	10,640
	Public Storage	2.300%	5/1/31	9,170	7,331
[8]	Public Storage, SOFR + 0.470%	2.789%	4/23/24	14,690	14,601
	Realty Income Corp.	3.875%	4/15/25	18,632	18,112
	Realty Income Corp.	0.750%	3/15/26	4,710	4,046
	Realty Income Corp.	4.125%	10/15/26	16,355	15,688
[4,10]	Realty Income Corp.	1.875%	1/14/27	2,307	2,131
[10]	Realty Income Corp.	1.125%	7/13/27	4,500	3,913
	Simon Property Group LP	3.500%	9/1/25	7,754	7,404
	Simon Property Group LP	1.375%	1/15/27	5,000	4,271
	Simon Property Group LP	3.375%	6/15/27	10,780	9,889
	Simon Property Group LP	3.375%	12/1/27	6,775	6,142
	Simon Property Group LP	1.750%	2/1/28	5,000	4,150
	Simon Property Group LP	2.450%	9/13/29	3,300	2,689
	Simon Property Group LP	2.650%	7/15/30	11,500	9,300
					213,890
Technology (1.8%)
	Adobe Inc.	2.150%	2/1/27	46,105	41,640
	Analog Devices Inc.	1.700%	10/1/28	9,350	7,821
	Analog Devices Inc.	2.100%	10/1/31	14,030	11,140
[9]	Apple Inc.	0.875%	5/24/25	7,600	7,093
	Apple Inc.	3.250%	2/23/26	11,092	10,640
	Apple Inc.	2.450%	8/4/26	7,245	6,694
	Apple Inc.	2.050%	9/11/26	5,920	5,385
[9]	Apple Inc.	1.625%	11/10/26	6,883	6,395
	Apple Inc.	3.350%	2/9/27	13,158	12,567
	Apple Inc.	2.900%	9/12/27	11,255	10,385
	Apple Inc.	3.000%	11/13/27	5,280	4,885
	Apple Inc.	1.200%	2/8/28	31,570	26,429
	Apple Inc.	3.250%	8/8/29	67,870	62,043
	Apple Inc.	1.250%	8/20/30	1,710	1,320
	Apple Inc.	1.650%	2/8/31	7,290	5,746
	Apple Inc.	3.350%	8/8/32	38,150	33,944
	Automatic Data Processing Inc.	1.700%	5/15/28	23,390	20,050
	Automatic Data Processing Inc.	1.250%	9/1/30	8,000	6,175
	Intel Corp.	3.400%	3/25/25	15,265	14,801
	Intel Corp.	3.750%	3/25/27	4,660	4,460
	Intel Corp.	1.600%	8/12/28	19,100	15,843
	Intel Corp.	2.450%	11/15/29	14,155	11,830
	International Business Machines Corp.	3.450%	2/19/26	2,500	2,385
	International Business Machines Corp.	3.300%	5/15/26	46,875	44,203
	NVIDIA Corp.	1.550%	6/15/28	30,000	24,874

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	QUALCOMM Inc.	1.300%	5/20/28	25,188	20,807
[7]	S&P Global Inc.	2.700%	3/1/29	48,460	41,922
	S&P Global Inc.	2.500%	12/1/29	10,680	8,953
[7]	S&P Global Inc.	2.900%	3/1/32	12,820	10,711
	Salesforce Inc.	1.500%	7/15/28	14,138	11,871
	Salesforce Inc.	1.950%	7/15/31	7,425	5,855
	Texas Instruments Inc.	2.250%	9/4/29	10,000	8,447
	Texas Instruments Inc.	1.750%	5/4/30	9,245	7,417
	Texas Instruments Inc.	3.650%	8/16/32	6,365	5,754
	TSMC Arizona Corp.	3.875%	4/22/27	13,439	12,806
					533,291
Utilities (1.5%)
	AEP Transmission Co. LLC	3.100%	12/1/26	8,040	7,478
	Ameren Illinois Co.	1.550%	11/15/30	8,575	6,565
	Berkshire Hathaway Energy Co.	3.250%	4/15/28	11,165	10,123
[4]	CenterPoint Energy Houston Electric LLC	2.350%	4/1/31	8,745	7,148
	Commonwealth Edison Co.	2.550%	6/15/26	2,480	2,288
[4]	Commonwealth Edison Co.	3.150%	3/15/32	3,000	2,587
[4]	Connecticut Light & Power Co.	3.200%	3/15/27	21,650	20,165
	Consumers Energy Co.	3.600%	8/15/32	4,500	4,022
[4]	Dominion Energy South Carolina Inc.	2.300%	12/1/31	10,000	7,924
[4]	DTE Electric Co.	1.900%	4/1/28	4,400	3,745
	DTE Electric Co.	2.250%	3/1/30	6,000	4,950
	Duke Energy Carolinas LLC	3.950%	11/15/28	6,005	5,635
	Duke Energy Carolinas LLC	2.450%	8/15/29	7,430	6,296
	Duke Energy Carolinas LLC	2.450%	2/1/30	2,735	2,288
	Duke Energy Carolinas LLC	2.550%	4/15/31	6,145	5,038
[4]	Duke Energy Carolinas NC Storm Funding LLC	1.679%	7/1/31	7,465	6,498
	Duke Energy Florida LLC	3.200%	1/15/27	17,632	16,489
	Duke Energy Florida LLC	3.800%	7/15/28	10,765	10,073
	Duke Energy Florida LLC	2.500%	12/1/29	16,960	14,332
	Duke Energy Florida LLC	2.400%	12/15/31	5,000	3,970
	Duke Energy Progress LLC	3.250%	8/15/25	8,126	7,787
	Duke Energy Progress LLC	3.700%	9/1/28	12,100	11,249
	Duke Energy Progress LLC	3.450%	3/15/29	1,520	1,376
	Duke Energy Progress LLC	2.000%	8/15/31	12,500	9,664
	Entergy Arkansas LLC	3.700%	6/1/24	6,213	6,112
	Entergy Arkansas LLC	3.500%	4/1/26	10,288	9,777
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	8,675	8,761
	Entergy Louisiana LLC	2.400%	10/1/26	5,560	4,969
	Entergy Louisiana LLC	1.600%	12/15/30	4,435	3,336
	Evergy Kansas Central Inc.	2.550%	7/1/26	13,385	12,209
	Florida Power & Light Co.	2.450%	2/3/32	5,000	4,067
[7]	Korea East-West Power Co. Ltd.	1.750%	5/6/25	15,000	13,791
[7]	Korea East-West Power Co. Ltd.	3.600%	5/6/25	11,435	11,021
	MidAmerican Energy Co.	3.100%	5/1/27	1,170	1,085
	National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	3,375	3,351
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	4,350	4,248
	National Rural Utilities Cooperative Finance Corp.	3.400%	2/7/28	9,675	8,914
	National Rural Utilities Cooperative Finance Corp.	3.900%	11/1/28	10,945	10,146

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	9,996	9,134
[4]	Nevada Power Co.	2.400%	5/1/30	8,360	6,880
[4]	Ohio Power Co.	1.625%	1/15/31	4,975	3,750
	Oncor Electric Delivery Co. LLC	2.750%	6/1/24	14,205	13,738
	Oncor Electric Delivery Co. LLC	0.550%	10/1/25	13,000	11,495
	Oncor Electric Delivery Co. LLC	3.700%	11/15/28	8,555	7,932
	Oncor Electric Delivery Co. LLC	2.750%	5/15/30	12,750	10,901
	PacifiCorp	3.500%	6/15/29	27,904	25,219
[4]	Public Service Electric & Gas Co.	3.000%	5/15/25	8,385	7,990
[4]	Public Service Electric & Gas Co.	2.250%	9/15/26	5,000	4,514
[4]	Public Service Electric & Gas Co.	3.000%	5/15/27	5,430	5,012
[4]	Public Service Electric & Gas Co.	3.700%	5/1/28	1,980	1,848
[4]	Public Service Electric & Gas Co.	3.650%	9/1/28	2,730	2,524
[4]	Public Service Electric & Gas Co.	2.450%	1/15/30	7,500	6,337
	Southwestern Public Service Co.	3.300%	6/15/24	14,881	14,495
	Union Electric Co.	2.950%	6/15/27	1,177	1,073
	Union Electric Co.	2.950%	3/15/30	15,000	12,981
	Virginia Electric & Power Co.	3.450%	2/15/24	1,730	1,696
[4]	Virginia Electric & Power Co.	3.100%	5/15/25	6,210	5,937
[4]	Virginia Electric & Power Co.	3.150%	1/15/26	5,700	5,373
[4]	Virginia Electric & Power Co.	2.950%	11/15/26	10,000	9,216
[4]	Virginia Electric & Power Co.	3.500%	3/15/27	6,260	5,866
	Wisconsin Electric Power Co.	4.750%	9/30/32	7,500	7,232
					460,620
Total Corporate Bonds (Cost $8,516,203)					7,641,196
Sovereign Bonds (2.7%)
[4]	Arab Petroleum Investments Corp.	1.460%	6/30/25	2,880	2,632
[4,7]	Banco del Estado de Chile	2.704%	1/9/25	9,000	8,420
[4]	Bermuda	3.717%	1/25/27	11,758	10,985
[4]	Bermuda	4.750%	2/15/29	3,810	3,663
[4,7]	Bermuda	4.750%	2/15/29	5,000	4,808
[4,7]	Bermuda	2.375%	8/20/30	5,000	3,995
[4,7]	Bermuda	5.000%	7/15/32	15,000	14,204
[4,7]	CDP Financial Inc.	3.150%	7/24/24	1,519	1,485
[4]	CDP Financial Inc.	3.150%	7/24/24	20,000	19,543
[4,7]	CDP Financial Inc.	0.875%	6/10/25	40,000	36,347
	Corp. Andina de Fomento	1.250%	10/26/24	36,000	33,407
[4,7,11]	Development Bank of Japan Inc.	3.125%	9/6/23	12,000	11,856
[4,11]	Development Bank of Japan Inc.	2.750%	9/16/25	8,500	8,046
[4,7,12]	Dexia Credit Local SA	3.250%	9/26/23	70,000	69,118
	Equinor ASA	2.450%	1/17/23	1,904	1,893
	Equinor ASA	3.700%	3/1/24	7,000	6,901
	Export-Import Bank of Korea	3.000%	11/1/22	2,000	1,998
	Export-Import Bank of Korea	2.375%	6/25/24	18,000	17,338
	Export-Import Bank of Korea	3.250%	11/10/25	10,000	9,549
	Export-Import Bank of Korea	2.625%	5/26/26	2,000	1,863
[4]	Hydro-Quebec	8.050%	7/7/24	470	496
[11]	Japan Bank for International Cooperation	3.375%	10/31/23	10,000	9,879
[4,11]	Japan Bank for International Cooperation	2.500%	5/23/24	20,000	19,355
[4]	Kingdom of Saudi Arabia	2.875%	3/4/23	19,279	19,140
	Korea Development Bank	3.375%	3/12/23	30,000	29,865
	Korea Development Bank	2.125%	10/1/24	33,000	31,413
	Korea Development Bank	2.000%	2/24/25	20,000	18,750

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Korea Electric Power Corp.	1.125%	6/15/25	18,400	16,534
[4,7]	Korea Gas Corp.	3.875%	7/13/27	35,000	33,160
[4,7]	Korea Hydro & Nuclear Power Co. Ltd.	1.250%	4/27/26	35,000	30,447
[4,7]	Korea Hydro & Nuclear Power Co. Ltd.	4.250%	7/27/27	35,000	33,631
[4]	Malaysia Sovereign Sukuk Bhd.	3.043%	4/22/25	510	492
[4,7]	Ontario Teachers' Cadillac Fairview Properties Trust	3.875%	3/20/27	6,600	6,137
[4,7]	Ontario Teachers' Cadillac Fairview Properties Trust	4.125%	2/1/29	24,580	22,688
[4,7]	Ontario Teachers' Finance Trust	1.250%	9/27/30	25,000	19,538
[4]	Province of Quebec	7.500%	7/15/23	2,065	2,113
[4]	Province of Quebec	7.125%	2/9/24	2,674	2,762
[4,7]	Qatar Energy	1.375%	9/12/26	27,202	23,692
	Republic of Chile	3.125%	3/27/25	1,550	1,483
[4]	Republic of Chile	2.750%	1/31/27	26,182	23,614
[4]	Republic of Chile	2.450%	1/31/31	17,771	14,257
[4]	Republic of Slovenia	5.500%	10/26/22	3,385	3,378
[4,7]	Saudi Arabian Oil Co.	1.250%	11/24/23	11,000	10,568
[4]	Saudi Arabian Oil Co.	2.250%	11/24/30	12,863	10,411
[4]	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	888	886
[4]	Sinopec Group Overseas Development 2014 Ltd.	4.375%	4/10/24	288	287
[4]	State Grid Overseas Investment 2013 Ltd.	3.125%	5/22/23	800	793
	State of Israel	2.750%	7/3/30	11,864	10,486
[4]	State of Qatar	3.875%	4/23/23	2,501	2,491
[4]	State of Qatar	3.250%	6/2/26	3,600	3,420
[4,7]	Temasek Financial I Ltd.	2.375%	1/23/23	2,000	1,988
[4,7]	Temasek Financial I Ltd.	3.625%	8/1/28	20,000	19,075
[4]	Temasek Financial I Ltd.	3.625%	8/1/28	9,500	9,060
[4]	Temasek Financial I Ltd.	1.000%	10/6/30	5,000	3,853
[4,7]	Temasek Financial I Ltd.	1.625%	8/2/31	125,000	99,195
[4,7]	UAE International Government Bond	4.050%	7/7/32	30,000	28,039
Total Sovereign Bonds (Cost $909,835)					831,427
Taxable Municipal Bonds (0.9%)
	California GO	2.650%	4/1/26	50,000	46,975
	Dallas TX Waterworks & Sewer System Revenue	2.589%	10/1/27	1,450	1,319
	Florida State Board of Administration Finance Corp. Revenue	1.705%	7/1/27	75,000	64,138
	Florida State Board of Administration Finance Corp. Revenue	2.154%	7/1/30	55,000	44,157
	New York City NY GO	3.750%	6/1/28	1,020	958
	New York City NY GO	2.330%	10/1/29	5,000	4,178
	Texas Public Finance Authority GO	2.531%	10/1/23	480	473
	University of California Revenue	3.063%	7/1/25	3,430	3,293
	University of California Revenue	1.316%	5/15/27	25,000	21,482
	University of California Revenue	3.349%	7/1/29	48,635	43,872
	University of California Revenue	1.614%	5/15/30	34,665	27,235
[13]	Wisconsin General Fund Annual Appropriation Revenue	5.700%	5/1/26	2,205	2,261
Total Taxable Municipal Bonds (Cost $308,146)					260,341

Institutional Intermediate-Term Bond Fund
		Coupon		Shares	Market Value• ($000)
Temporary Cash Investments (0.6%)
Money Market Fund (0.6%)
[14]	Vanguard Market Liquidity Fund (Cost $197,020)	2.828%		1,970,892	197,030
Total Investments (95.7%) (Cost $31,669,707)					29,024,100
			Maturity Date	Face Amount ($000)
Conventional Mortgage-Backed Securities—Liability for Sale Commitments (-0.6%)
[4,5,6]	UMBS Pool (Proceeds $111,953)	3.000%	7/1/32–11/25/52	(219,025)	(176,845)
Other Assets and Liabilities—Net (4.9%)					1,470,703
Net Assets (100%)					30,317,958
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $24,172,000 have been segregated as initial margin for open futures contracts.
2	Securities with a value of $1,885,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
3	Securities with a value of $2,584,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2022.
7	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, the aggregate value was $2,768,570,000, representing 9.1% of net assets.
8	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
9	Face amount denominated in euro.
10	Face amount denominated in British pounds.
11	Guaranteed by the Government of Japan.
12	Guaranteed by multiple countries.
13	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
14	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
3M—3-month.
GO—General Obligation Bond.
LIBOR—London Interbank Offered Rate.
REMICS—Real Estate Mortgage Investment Conduits.
SOFR—Secured Overnight Financing Rate.
UMBS—Uniform Mortgage-Backed Securities.
USD—U.S. dollar.

Institutional Intermediate-Term Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2022	2,831	581,461	(7,899)
5-Year U.S. Treasury Note	December 2022	21,335	2,293,679	(53,201)
Long U.S. Treasury Bond	December 2022	46	5,815	(1)
Ultra Long U.S. Treasury Bond	December 2022	167	22,879	21
				(61,080)

Short Futures Contracts
10-Year U.S. Treasury Note	December 2022	(2,520)	(282,398)	6,747
Euro-Bobl	December 2022	(567)	(66,544)	1,960
Euro-Schatz	December 2022	(603)	(63,331)	678
Long Gilt	December 2022	(31)	(3,337)	467
Ultra 10-Year U.S. Treasury Note	December 2022	(3,428)	(406,164)	9,612
				19,464
				(41,616)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
Credit Agricole CIB	11/2/22	EUR	1,739	USD	1,688	20	—
Morgan Stanley Capital Services LLC	11/2/22	EUR	1,660	USD	1,666	—	(36)
State Street Bank & Trust Co.	10/27/22	USD	173,689	EUR	172,994	3,868	—
State Street Bank & Trust Co.	11/2/22	USD	3,279	EUR	3,274	64	—
Standard Chartered Bank	10/13/22	USD	7,853	GBP	6,765	298	—
State Street Bank & Trust Co.	11/2/22	USD	1,158	GBP	1,005	35	—
						4,285	(36)
EUR—euro.
GBP—British pound.
USD—U.S. dollar.

Institutional Intermediate-Term Bond Fund
Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Credit Protection Sold/Moody's Rating
America Movil SAB de CV/Baa1	6/20/23	BARC	6,200	1.000	24	(16)	40	—
Federation of Malaysia/A3	12/20/27	MSCS	2,438	1.000	(270)	(16)	—	(254)
Republic of Chile/A2	12/20/27	BARC	6,500	1.000	(200)	(141)	—	(59)
Republic of Chile/A2	12/20/27	BARC	3,600	1.000	(111)	(82)	—	(29)
Republic of Chile/A2	12/20/27	CITNA	44,210	1.000	(1,361)	(1,120)	—	(241)
Republic of Chile/A2	12/20/27	JPMC	40,720	1.000	(1,254)	(1,101)	—	(153)
Republic of Chile/A2	12/20/27	MSCS	20,850	1.000	(642)	(472)	—	(170)
					(3,814)	(2,948)	40	(906)
1 Periodic premium received/paid quarterly.
BARC—Barclays Bank plc.
CITNA—Citibank, N.A.
JPMC—JPMorgan Chase Bank, N.A.
MSCS—Morgan Stanley Capital Services LLC.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At September 30, 2022, the counterparties had deposited in segregated accounts securities with a value of $5,175,000 in connection with open forward currency contracts and over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund
Statement of Assets and Liabilities
As of September 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $31,472,687)	28,827,070
Affiliated Issuers (Cost $197,020)	197,030
Total Investments in Securities	29,024,100
Investment in Vanguard	1,159
Cash	368,388
Foreign Currency, at Value (Cost $3,163)	3,143
Receivables for Investment Securities Sold	7,807,015
Receivables for Accrued Income	127,854
Unrealized Appreciation—Forward Currency Contracts	4,285
Unrealized Appreciation—Over-the-Counter Swap Contracts	40
Total Assets	37,335,984
Liabilities
Liability for Sale Commitments, at Value (Proceeds $111,953)	176,845
Payables for Investment Securities Purchased	6,833,498
Payables to Vanguard	251
Swap Premiums Received	2,948
Variation Margin Payable—Futures Contracts	3,542
Unrealized Depreciation—Forward Currency Contracts	36
Unrealized Depreciation—Over-the-Counter Swap Contracts	906
Total Liabilities	7,018,026
Net Assets	30,317,958
At September 30, 2022, net assets consisted of:

Paid-in Capital	33,868,370
Total Distributable Earnings (Loss)	(3,550,412)
Net Assets	30,317,958

Net Assets
Applicable to 1,451,322,316 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	30,317,958
Net Asset Value Per Share	$20.89
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund
Statement of Operations

Year Ended September 30, 2022
($000)
Investment Income
Income
Interest[1]	528,684
Total Income	528,684
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,303
Management and Administrative	3,343
Marketing and Distribution	500
Custodian Fees	197
Auditing Fees	43
Shareholders’ Reports	17
Trustees’ Fees and Expenses	12
Other Expenses	14
Total Expenses	6,429
Expenses Paid Indirectly	(75)
Net Expenses	6,354
Net Investment Income	522,330
Realized Net Gain (Loss)
Investment Securities Sold[1]	(703,231)
Futures Contracts	(111,752)
Swap Contracts	2,720
Forward Currency Contracts	38,043
Foreign Currencies	(494)
Realized Net Gain (Loss)	(774,714)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(2,995,767)
Futures Contracts	(36,329)
Swap Contracts	(2,292)
Forward Currency Contracts	(257)
Foreign Currencies	(19)
Change in Unrealized Appreciation (Depreciation)	(3,034,664)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,287,048)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $6,815,000, ($1,066,000), $42,000, and $6,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	522,330	412,315
Realized Net Gain (Loss)	(774,714)	258,364
Change in Unrealized Appreciation (Depreciation)	(3,034,664)	(708,576)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,287,048)	(37,897)
Distributions
Total Distributions	(755,259)	(713,612)
Capital Share Transactions
Issued	2,055,419	6,187,058
Issued in Lieu of Cash Distributions	755,259	713,612
Redeemed	(1,487,651)	(3,161,073)
Net Increase (Decrease) from Capital Share Transactions	1,323,027	3,739,597
Total Increase (Decrease)	(2,719,280)	2,988,088
Net Assets
Beginning of Period	33,037,238	30,049,150
End of Period	30,317,958	33,037,238
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$23.75	$24.31	$23.43	$22.39	$23.12
Investment Operations
Net Investment Income[1]	.370	.304	.517	.656	.561
Net Realized and Unrealized Gain (Loss) on Investments	(2.693)	(.334)	.880	1.034	(.736)
Total from Investment Operations	(2.323)	(.030)	1.397	1.690	(.175)
Distributions
Dividends from Net Investment Income	(.366)	(.304)	(.517)	(.650)	(.555)
Distributions from Realized Capital Gains	(.171)	(.226)	—	—	—
Total Distributions	(.537)	(.530)	(.517)	(.650)	(.555)
Net Asset Value, End of Period	$20.89	$23.75	$24.31	$23.43	$22.39
Total Return	-9.93%	-0.13%	6.02%	7.66%	-0.75%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$30,318	$33,037	$30,049	$21,906	$16,527
Ratio of Total Expenses to Average Net Assets	0.02%[2]	0.02%	0.02%	0.02%	0.02%
Ratio of Net Investment Income to Average Net Assets	1.64%	1.27%	2.16%	2.86%	2.48%
Portfolio Turnover Rate[3]	426%	414%	347%	323%	182%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.02%.
3	Includes 146%, 151%, 114%, 46%, and 67%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund
Notes to Financial Statements
Vanguard Institutional Intermediate-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for certain collective trusts and other accounts managed by Vanguard or its affiliates and qualifying education savings plans. The fund is offered to investors who meet certain administrative and service criteria and invest a minimum of $10 million.
Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among

Institutional Intermediate-Term Bond Fund
numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At September 30, 2022, counterparties had deposited in segregated accounts securities with a value of $112,494,000 and cash of $54,287,000 in connection with TBA transactions.
4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
5. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

Institutional Intermediate-Term Bond Fund
During the year ended September 30, 2022, the fund’s average investments in long and short futures contracts represented 6% and 3% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
6. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended September 30, 2022, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
7. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference

Institutional Intermediate-Term Bond Fund
issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund's performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled

Institutional Intermediate-Term Bond Fund
swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended September 30, 2022, the fund's average amounts of investments in credit protection sold and credit protection purchased represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open interest rate swap contracts at September 30, 2022.
8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
9. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
10. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

Institutional Intermediate-Term Bond Fund
For the year ended September 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
11. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2022, the fund had contributed to Vanguard capital in the amount of $1,159,000, representing less than 0.01% of the fund’s net assets and 0.46% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2022, custodian fee offset arrangements reduced the fund’s expenses by $75,000 (an annual rate of less than 0.01% of average net assets).
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of September 30, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	16,010,443	—	16,010,443
Asset-Backed/Commercial Mortgage-Backed Securities	—	4,083,663	—	4,083,663

Institutional Intermediate-Term Bond Fund
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Corporate Bonds	—	7,641,196	—	7,641,196
Sovereign Bonds	—	831,427	—	831,427
Taxable Municipal Bonds	—	260,341	—	260,341
Temporary Cash Investments	197,030	—	—	197,030
Total	197,030	28,827,070	—	29,024,100
Liabilities
Conventional Mortgage-Backed Securities—Liability for Sale Commitments	—	176,845	—	176,845

Derivative Financial Instruments
Assets
Futures Contracts[1]	19,485	—	—	19,485
Forward Currency Contracts	—	4,285	—	4,285
Swap Contracts	—	40	—	40
Total	19,485	4,325	—	23,810
Liabilities
Futures Contracts[1]	61,101	—	—	61,101
Forward Currency Contracts	—	36	—	36
Swap Contracts	—	906	—	906
Total	61,101	942	—	62,043
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.  At September 30, 2022, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	19,485	—	—	19,485
Unrealized Appreciation—Forward Currency Contracts	—	4,285	—	4,285
Unrealized Appreciation—Over-the-Counter Swap Contracts	—	—	40	40
Total Assets	19,485	4,285	40	23,810

Swap Premiums Received	—	—	2,948	2,948
Unrealized Depreciation—Futures Contracts[1]	61,101	—	—	61,101
Unrealized Depreciation—Forward Currency Contracts	—	36	—	36

Institutional Intermediate-Term Bond Fund
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Unrealized Depreciation—Over-the-Counter Swap Contracts	—	—	906	906
Total Liabilities	61,101	36	3,854	64,991
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2022, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(111,752)	—	—	(111,752)
Swap Contracts	3,940	—	(1,220)	2,720
Forward Currency Contracts	—	38,043	—	38,043
Realized Net Gain (Loss) on Derivatives	(107,812)	38,043	(1,220)	(70,989)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(36,329)	—	—	(36,329)
Swap Contracts	(1,386)	—	(906)	(2,292)
Forward Currency Contracts	—	(257)	—	(257)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(37,715)	(257)	(906)	(38,878)
F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of gain or loss

Institutional Intermediate-Term Bond Fund
from foreign currency hedges. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	2,970
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(868,111)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(2,685,271)
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	520,177	603,341
Long-Term Capital Gains	235,082	110,271
Total	755,259	713,612
*	Includes short-term capital gains, if any.
As of September 30, 2022, gross unrealized appreciation and depreciation for investments, derivatives, and sale commitments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	31,640,665
Gross Unrealized Appreciation	318,160
Gross Unrealized Depreciation	(3,003,431)
Net Unrealized Appreciation (Depreciation)	(2,685,271)
G.  During the year ended September 30, 2022, the fund purchased $6,221,418,000 of investment securities and sold $6,405,611,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $144,699,520,000 and $142,474,823,000, respectively.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2022, such purchases were $14,745,000 and sales were $220,114,000, resulting in net realized loss of $3,156,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

Institutional Intermediate-Term Bond Fund
H.  Capital shares issued and redeemed were:
	Year Ended September 30,
	2022 Shares (000)	2021 Shares (000)

Issued	91,290	257,053
Issued in Lieu of Cash Distributions	33,517	29,715
Redeemed	(64,422)	(131,881)
Net Increase (Decrease) in Shares Outstanding	60,385	154,887
I.  Management has determined that no events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Institutional Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Institutional Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund (two of the funds constituting Vanguard Malvern Funds, hereafter collectively referred to as the "Funds") as of September 30, 2022, the related statements of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2022 and each of the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 18, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited) for Vanguard Institutional Short-Term Bond Fund
The fund hereby designates $30,081,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $45,045,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates 89.7%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 85.4%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.

Tax information (unaudited) for Vanguard Institutional Intermediate-Term Bond Fund
The fund hereby designates $91,828,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund distributed $235,082,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 90.1%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.

"Bloomberg®," Bloomberg U.S. 1–3 Year Government/Credit ex Baa Index, and Bloomberg U.S. Intermediate Aggregate ex Baa Index (the Indices) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the Indices (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard, Inc. (Vanguard).
The Institutional Bond Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Institutional Bond Funds or any member of the public regarding the advisability of investing in securities generally or in the Institutional Bond Funds particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to Vanguard or the Institutional Bond Funds. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Institutional Bond Funds into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Institutional Bond Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Institutional Bond Fund customers, in connection with the administration, marketing or trading of the Institutional Bond Funds.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q4720 112022

Annual Report  |  September 30, 2022
Vanguard Multi-Sector Income Bond Fund

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
1

Six Months Ended September 30, 2022
	Beginning Account Value 3/31/2022	Ending Account Value 9/30/2022	Expenses Paid During Period
Based on Actual Fund Return
Multi-Sector Income Bond Fund
Investor Shares	$1,000.00	$907.90	$1.91
Admiral™ Shares	1,000.00	907.30	1.43
Based on Hypothetical 5% Yearly Return
Multi-Sector Income Bond Fund
Investor Shares	$1,000.00	$1,023.06	$2.03
Admiral Shares	1,000.00	1,023.56	1.52
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.40% for Investor Shares and 0.30% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
2

Multi-Sector Income Bond Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 12, 2021, Through September 30, 2022
Initial Investment of $10,000
	Total Returns Period Ended September 30, 2022
	Since Inception (10/12/2021)	Final Value of a $10,000 Investment
Multi-Sector Income Bond Fund Investor Shares	-13.94%	$8,606
Bloomberg Multi-Sector Income Composite Index	-14.52	8,548
Bloomberg Multi-Sector Composite Index: Composed of 40% Bloomberg U.S. High Yield Corporate BB/B 2% Issuer Cap Index, 40% Bloomberg U.S Intermediate Credit Index, and 20% Bloomberg Emerging Market USD Government RIC Capped Index.
“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	Since Inception (10/12/2021)	Final Value of a $50,000 Investment
Multi-Sector Income Bond Fund Admiral Shares	-13.91%	$43,046
Bloomberg Multi-Sector Income Composite Index	-14.52	42,741
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
3

Multi-Sector Income Bond Fund
Fund Allocation
As of September 30, 2022

United States	75.0%
United Kingdom	3.6
Japan	3.2
Canada	2.5
Indonesia	1.6
Mexico	1.4
Switzerland	1.2
Peru	1.0
Other	10.5
The table reflects the fund’s investments, except for short-term investments and derivatives.
4

Multi-Sector Income Bond Fund
Financial Statements
Schedule of Investments
As of September 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (6.9%)
[1,2]	United States Treasury Note/Bond	1.750%	3/15/25	226	213
	United States Treasury Note/Bond	1.875%	11/15/51	119	79
	United States Treasury Note/Bond	2.000%	11/15/41	40	29
	United States Treasury Note/Bond	2.625%	4/15/25	285	274
	United States Treasury Note/Bond	2.750%	8/15/32–11/15/47	79	67
	United States Treasury Note/Bond	2.875%	5/15/52	147	123
	United States Treasury Note/Bond	3.000%	7/15/25–2/15/48	580	550
	United States Treasury Note/Bond	3.125%	8/15/25	60	58
	United States Treasury Note/Bond	3.250%	5/15/42	10	9
	United States Treasury Note/Bond	3.375%	8/15/42	90	81
Total U.S. Government and Agency Obligations (Cost $1,581)					1,483
Corporate Bonds (73.9%)
Belgium (0.5%)
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	113	110
Canada (2.3%)
[3]	1011778 BC ULC	3.875%	1/15/28	50	43
[3]	1375209 BC Ltd.	9.000%	1/30/28	6	6
[3]	Air Canada	3.875%	8/15/26	120	103
[3]	Antares Holdings LP	3.950%	7/15/26	250	211
[4]	Canadian Natural Resources Ltd.	4.950%	6/1/47	10	9
	Canadian Pacific Railway Co.	1.750%	12/2/26	10	9
[3]	Hudbay Minerals Inc.	4.500%	4/1/26	80	66
	Nutrien Ltd.	4.200%	4/1/29	20	19
[3]	Videotron Ltd.	3.625%	6/15/29	40	32
					498
France (0.5%)
[3]	SPCM SA	3.125%	3/15/27	50	44
[3]	SPCM SA	3.375%	3/15/30	70	55
					99
Indonesia (0.7%)
[3]	Freeport Indonesia PT	6.200%	4/14/52	200	152
Ireland (0.7%)
	AerCap Ireland Capital DAC	1.150%	10/29/23	150	143
Japan (3.0%)
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	200	190
5

Multi-Sector Income Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Nissan Motor Co. Ltd.	3.043%	9/15/23	315	307
	Nomura Holdings Inc.	2.172%	7/14/28	200	160
					657
Macao (0.2%)
[3]	Studio City Co. Ltd.	7.000%	2/15/27	50	42
Netherlands (0.1%)
[3]	VZ Secured Financing BV	5.000%	1/15/32	30	23
Poland (0.5%)
[3]	Canpack SA	3.875%	11/15/29	145	114
Switzerland (1.1%)
	Credit Suisse AG	4.750%	8/9/24	250	243
Thailand (0.8%)
[3]	GC Treasury Center Co. Ltd.	4.400%	3/30/32	200	171
United Kingdom (3.4%)
	AstraZeneca Finance LLC	1.200%	5/28/26	60	53
	Barclays plc	4.375%	9/11/24	200	193
	HSBC Holdings plc	2.999%	3/10/26	200	185
[4]	NatWest Group plc	3.754%	11/1/29	200	185
[3]	Rolls-Royce plc	3.625%	10/14/25	125	108
					724
United States (60.1%)
	AbbVie Inc.	3.200%	5/14/26	75	70
	AbbVie Inc.	4.250%	11/14/28	113	106
[3]	Advanced Drainage Systems Inc.	6.375%	6/15/30	50	48
	Albemarle Corp.	4.650%	6/1/27	5	5
	Albemarle Corp.	5.050%	6/1/32	10	9
[3]	Allison Transmission Inc.	4.750%	10/1/27	80	71
[3]	American Airlines Inc.	11.750%	7/15/25	55	58
[3]	American Airlines Inc.	5.500%	4/20/26	150	141
	American Express Co.	3.950%	8/1/25	50	48
	Amgen Inc.	3.000%	2/22/29	40	35
[3]	Antero Resources Corp.	5.375%	3/1/30	80	72
	Apple Inc.	3.350%	8/8/32	70	62
[3]	Aramark Services Inc.	5.000%	2/1/28	55	49
[3]	Asbury Automotive Group Inc.	5.000%	2/15/32	50	39
	AT&T Inc.	2.750%	6/1/31	60	48
[3]	Avient Corp.	7.125%	8/1/30	50	46
[3]	Axalta Coating Systems LLC	4.750%	6/15/27	160	143
	Ball Corp.	3.125%	9/15/31	60	45
	Bank of America Corp.	1.734%	7/22/27	88	75
[4]	Bank of America Corp.	4.271%	7/23/29	40	36
[4]	Bank of America Corp.	1.922%	10/24/31	35	26
	Bath & Body Works Inc.	7.500%	6/15/29	55	50
[3]	Bausch Health Cos. Inc.	11.000%	9/30/28	10	8
[3]	Bausch Health Cos. Inc.	14.000%	10/15/30	2	1
[3]	Big River Steel LLC	6.625%	1/31/29	110	102
	Boeing Co.	2.750%	2/1/26	113	102
	Boston Properties LP	3.650%	2/1/26	60	57
	Boyd Gaming Corp.	4.750%	12/1/27	80	71
	BP Capital Markets America Inc.	4.234%	11/6/28	80	75
[3]	Cable One Inc.	4.000%	11/15/30	75	58
[3]	Caesars Resort Collection LLC	5.750%	7/1/25	35	34
[3]	Calpine Corp.	5.125%	3/15/28	80	69
6

Multi-Sector Income Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Camelot Return Merger Sub Inc.	8.750%	8/1/28	65	54
[3]	Carnival Corp.	4.000%	8/1/28	130	105
[3]	CCO Holdings LLC	5.000%	2/1/28	80	70
[3]	CCO Holdings LLC	6.375%	9/1/29	80	73
[3]	CCO Holdings LLC	4.750%	3/1/30	80	65
[3]	Cedar Fair LP	5.500%	5/1/25	150	144
	Celanese US Holdings LLC	5.900%	7/5/24	20	20
	Celanese US Holdings LLC	6.165%	7/15/27	10	9
	Centene Corp.	2.450%	7/15/28	120	98
	Centene Corp.	3.000%	10/15/30	40	32
[3]	Charles River Laboratories International Inc.	4.250%	5/1/28	50	44
	Charter Communications Operating LLC	4.908%	7/23/25	120	117
[3]	Chemours Co.	4.625%	11/15/29	75	56
	Cheniere Corpus Christi Holdings LLC	7.000%	6/30/24	30	30
	Cheniere Energy Partners LP	4.000%	3/1/31	80	67
[3]	Churchill Downs Inc.	4.750%	1/15/28	150	130
[4]	Citigroup Inc.	3.352%	4/24/25	85	82
	Citigroup Inc.	4.400%	6/10/25	55	53
	Citigroup Inc.	4.125%	7/25/28	35	32
[4]	Citigroup Inc.	2.666%	1/29/31	45	36
[3]	Clarios Global LP	6.250%	5/15/26	80	76
[3]	Clarios Global LP	8.500%	5/15/27	110	105
[3]	Clean Harbors Inc.	4.875%	7/15/27	80	73
[3]	Clearway Energy Operating LLC	4.750%	3/15/28	90	80
[3]	Cleveland-Cliffs Inc.	6.750%	3/15/26	50	49
[3]	CNX Resources Corp.	7.375%	1/15/31	15	15
[3]	Cogent Communications Group Inc.	7.000%	6/15/27	35	33
[3]	Colgate Energy Partners III LLC	7.750%	2/15/26	40	40
[3]	Colgate Energy Partners III LLC	5.875%	7/1/29	85	76
[3]	CommScope Inc.	6.000%	3/1/26	80	74
[3]	Condor Merger Sub Inc.	7.375%	2/15/30	60	49
	ConocoPhillips Co.	6.950%	4/15/29	10	11
[3]	Corebridge Financial Inc.	3.500%	4/4/25	10	10
[3]	Corebridge Financial Inc.	3.650%	4/5/27	10	9
[3]	Corebridge Financial Inc.	3.850%	4/5/29	10	9
[3]	Corebridge Financial Inc.	3.900%	4/5/32	10	8
[3]	CrownRock LP	5.625%	10/15/25	80	77
[3]	CSC Holdings LLC	4.625%	12/1/30	40	27
[3]	CSC Holdings LLC	3.375%	2/15/31	25	18
	CVS Health Corp.	4.300%	3/25/28	113	107
	Dana Inc.	4.500%	2/15/32	70	51
[3]	DaVita Inc.	3.750%	2/15/31	70	50
	DCP Midstream Operating LP	5.625%	7/15/27	140	135
	Dell International LLC	5.850%	7/15/25	115	116
[3]	Delta Air Lines Inc.	4.750%	10/20/28	142	133
	Devon Energy Corp.	5.850%	12/15/25	50	51
[3]	Directv Financing LLC	5.875%	8/15/27	100	86
[3]	DISH DBS Corp.	5.250%	12/1/26	45	37
[3]	DISH DBS Corp.	5.750%	12/1/28	15	11
	DISH DBS Corp.	5.125%	6/1/29	30	18
	Dow Chemical Co.	2.100%	11/15/30	30	23
[3]	DT Midstream Inc.	4.125%	6/15/29	160	135
	Duke Energy Progress LLC	3.400%	4/1/32	30	26
[3]	Element Solutions Inc.	3.875%	9/1/28	80	64
	Encompass Health Corp.	4.500%	2/1/28	40	34
7

Multi-Sector Income Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Energizer Holdings Inc.	4.750%	6/15/28	97	77
[3]	Energizer Holdings Inc.	4.375%	3/31/29	70	52
[4]	Energy Transfer LP	5.500%	6/1/27	50	49
[3]	EnLink Midstream LLC	5.625%	1/15/28	110	103
[3]	Entegris Escrow Corp.	4.750%	4/15/29	30	27
[3]	Entegris Escrow Corp.	5.950%	6/15/30	100	91
[3]	EQM Midstream Partners LP	7.500%	6/1/27	30	29
	EQM Midstream Partners LP	5.500%	7/15/28	100	86
[3]	EQM Midstream Partners LP	7.500%	6/1/30	50	47
	EQT Corp.	6.125%	2/1/25	25	25
[5]	EQT Corp.	5.678%	10/1/25	15	15
[3]	Exelon Corp.	3.350%	3/15/32	50	42
	Exxon Mobil Corp.	3.482%	3/19/30	45	41
[4]	FirstEnergy Corp.	1.600%	1/15/26	50	44
	FirstEnergy Corp.	2.650%	3/1/30	110	89
	Ford Motor Credit Co. LLC	2.900%	2/16/28	40	32
	Ford Motor Credit Co. LLC	2.900%	2/10/29	150	114
	Ford Motor Credit Co. LLC	4.000%	11/13/30	25	20
	Ford Motor Credit Co. LLC	3.625%	6/17/31	35	26
	Freeport-McMoRan Inc.	4.250%	3/1/30	10	9
[3]	Frontier Communications Holdings LLC	6.000%	1/15/30	70	55
[3]	Frontier Communications Holdings LLC	8.750%	5/15/30	50	50
[3]	Gates Global LLC	6.250%	1/15/26	10	9
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	200	179
	General Dynamics Corp.	3.250%	4/1/25	98	95
	Global Payments Inc.	1.500%	11/15/24	10	9
	Global Payments Inc.	2.150%	1/15/27	20	17
	Goldman Sachs Group Inc.	3.500%	4/1/25	60	57
	Goldman Sachs Group Inc.	2.383%	7/21/32	25	19
	Goodyear Tire & Rubber Co.	5.000%	7/15/29	50	41
[3]	Graham Packaging Co. Inc.	7.125%	8/15/28	50	40
[3]	GSK Consumer Healthcare Capital US LLC	3.625%	3/24/32	15	13
[3]	GSK Consumer Healthcare Capital US LLC	4.000%	3/24/52	10	7
[3]	Harley-Davidson Financial Services Inc.	3.050%	2/14/27	20	17
[3]	HCA Inc.	3.625%	3/15/32	30	24
	Home Depot Inc.	1.875%	9/15/31	5	4
	Home Depot Inc.	3.250%	4/15/32	10	9
	Home Depot Inc.	4.500%	9/15/32	25	24
[3]	ITC Holdings Corp.	4.950%	9/22/27	150	146
	JPMorgan Chase & Co.	3.125%	1/23/25	65	62
[4]	JPMorgan Chase & Co.	3.220%	3/1/25	95	92
	JPMorgan Chase & Co.	1.470%	9/22/27	65	55
	JPMorgan Chase & Co.	4.323%	4/26/28	30	28
	JPMorgan Chase & Co.	2.069%	6/1/29	40	32
	JPMorgan Chase & Co.	1.953%	2/4/32	50	37
	JPMorgan Chase & Co.	4.586%	4/26/33	5	5
[3]	Kaiser Aluminum Corp.	4.500%	6/1/31	75	54
	KB Home	7.250%	7/15/30	30	27
	Kilroy Realty LP	4.750%	12/15/28	60	55
	KLA Corp.	4.650%	7/15/32	20	19
	KLA Corp.	5.000%	3/15/49	10	9
	Kraft Heinz Foods Co.	3.750%	4/1/30	80	71
[3]	Ladder Capital Finance Holdings LLLP	4.750%	6/15/29	45	34
[3]	Lamb Weston Holdings Inc.	4.125%	1/31/30	65	55
[3]	Level 3 Financing Inc.	4.250%	7/1/28	120	94
8

Multi-Sector Income Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Lithia Motors Inc.	4.625%	12/15/27	110	96
[3]	Live Nation Entertainment Inc.	6.500%	5/15/27	110	106
	Lowe's Cos. Inc.	3.350%	4/1/27	5	5
	Lowe's Cos. Inc.	3.750%	4/1/32	15	13
	Lowe's Cos. Inc.	4.450%	4/1/62	10	8
[3]	Mattel Inc.	3.375%	4/1/26	20	18
[3]	Mattel Inc.	5.875%	12/15/27	15	14
	Merck & Co. Inc.	2.150%	12/10/31	40	32
[3]	Meta Platforms Inc.	3.500%	8/15/27	60	56
[3]	Mileage Plus Holdings LLC	6.500%	6/20/27	172	168
[3]	MIWD Holdco II LLC	5.500%	2/1/30	15	11
	Mondelez International Inc.	2.750%	4/13/30	28	23
[4]	Morgan Stanley	1.512%	7/20/27	85	72
	Morgan Stanley	4.889%	7/20/33	30	28
	MPLX LP	4.000%	3/15/28	25	23
	MPT Operating Partnership LP	3.500%	3/15/31	75	52
[3]	Mueller Water Products Inc.	4.000%	6/15/29	75	64
[3]	NCL Corp. Ltd.	5.875%	2/15/27	75	62
[3]	NCL Corp. Ltd.	7.750%	2/15/29	35	26
	Netflix Inc.	4.875%	4/15/28	120	112
	Newell Brands Inc.	4.450%	4/1/26	5	5
	Newell Brands Inc.	6.375%	9/15/27	5	5
	Newell Brands Inc.	6.625%	9/15/29	10	10
	Newmont Corp.	2.800%	10/1/29	55	46
[3]	News Corp.	3.875%	5/15/29	200	170
[3]	Nexstar Media Inc.	5.625%	7/15/27	150	138
	NextEra Energy Capital Holdings Inc.	2.440%	1/15/32	15	12
	NextEra Energy Capital Holdings Inc.	5.000%	7/15/32	20	19
[3]	NextEra Energy Operating Partners LP	4.500%	9/15/27	4	4
[3]	Novelis Corp.	4.750%	1/30/30	60	49
	Nucor Corp.	3.125%	4/1/32	10	8
	Occidental Petroleum Corp.	6.375%	9/1/28	50	50
	Occidental Petroleum Corp.	6.125%	1/1/31	100	98
[3]	Olympus Water US Holding Corp.	4.250%	10/1/28	80	61
	OneMain Finance Corp.	3.500%	1/15/27	25	20
[3]	Organon & Co.	4.125%	4/30/28	160	137
	Ovintiv Exploration Inc.	5.375%	1/1/26	50	50
	Pacific Gas & Electric Co.	2.100%	8/1/27	40	32
	Paramount Global	4.000%	1/15/26	85	80
[3]	Performance Food Group Inc.	5.500%	10/15/27	70	64
[3]	Performance Food Group Inc.	4.250%	8/1/29	30	25
	Philip Morris International Inc.	3.250%	11/10/24	60	58
	Philip Morris International Inc.	0.875%	5/1/26	60	52
[3]	Picard Midco Inc.	6.500%	3/31/29	85	72
	Pioneer Natural Resources Co.	1.900%	8/15/30	50	38
	Realty Income Corp.	4.625%	11/1/25	60	59
	Realty Income Corp.	2.200%	6/15/28	70	59
[3,5]	Royal Caribbean Cruises Ltd.	8.250%	1/15/29	8	8
[3]	S&P Global Inc.	2.700%	3/1/29	160	138
	Sabine Pass Liquefaction LLC	4.500%	5/15/30	50	46
	Sabra Health Care LP	5.125%	8/15/26	50	47
[3]	SBL Holdings Inc.	5.000%	2/18/31	50	38
	Schlumberger Finance Canada Ltd.	1.400%	9/17/25	50	45
[3]	Scripps Escrow II Inc.	5.375%	1/15/31	25	19
[3]	Scripps Escrow Inc.	5.875%	7/15/27	40	35
9

Multi-Sector Income Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Spirit AeroSystems Inc.	7.500%	4/15/25	8	8
	Spirit AeroSystems Inc.	4.600%	6/15/28	29	21
	Take-Two Interactive Software Inc.	3.300%	3/28/24	15	15
	Take-Two Interactive Software Inc.	3.700%	4/14/27	10	9
	Take-Two Interactive Software Inc.	4.000%	4/14/32	10	9
[3]	Tap Rock Resources LLC	7.000%	10/1/26	40	37
	Targa Resources Partners LP	4.000%	1/15/32	8	7
	Teledyne Technologies Inc.	2.750%	4/1/31	30	24
[3]	Tenet Healthcare Corp.	6.250%	2/1/27	80	75
[3]	Tenet Healthcare Corp.	6.125%	10/1/28	40	35
[3]	Tenet Healthcare Corp.	4.250%	6/1/29	40	33
	Thermo Fisher Scientific Inc.	2.600%	10/1/29	60	52
	T-Mobile USA Inc.	2.625%	4/15/26	85	77
	T-Mobile USA Inc.	2.625%	2/15/29	130	107
	T-Mobile USA Inc.	3.375%	4/15/29	50	43
	T-Mobile USA Inc.	3.875%	4/15/30	60	53
[3]	TopBuild Corp.	3.625%	3/15/29	50	40
[4]	Toyota Motor Credit Corp.	4.400%	9/20/24	100	99
	Toyota Motor Credit Corp.	3.050%	3/22/27	20	18
[3]	TransDigm Inc.	8.000%	12/15/25	35	36
[3]	TransDigm Inc.	6.250%	3/15/26	80	78
	TransDigm Inc.	4.875%	5/1/29	120	97
[3]	United Airlines Inc.	4.375%	4/15/26	160	143
[3]	Univision Communications Inc.	7.375%	6/30/30	70	67
	US Bancorp	4.548%	7/22/28	50	48
	US Bancorp	4.967%	7/22/33	35	33
[3]	Vail Resorts Inc.	6.250%	5/15/25	70	69
[3]	Venture Global Calcasieu Pass LLC	3.875%	8/15/29	120	103
	Viatris Inc.	2.300%	6/22/27	90	74
[3]	Vistra Operations Co. LLC	5.125%	5/13/25	25	24
[3]	Vistra Operations Co. LLC	5.000%	7/31/27	80	72
	VMware Inc.	4.700%	5/15/30	81	73
	Walmart Inc.	3.900%	9/9/25	105	103
[3]	Warnermedia Holdings Inc.	3.428%	3/15/24	20	19
[3]	Warnermedia Holdings Inc.	3.755%	3/15/27	70	63
[3]	Warnermedia Holdings Inc.	4.054%	3/15/29	40	35
[3]	Warnermedia Holdings Inc.	4.279%	3/15/32	30	25
[4]	Wells Fargo & Co.	4.100%	6/3/26	50	48
	Western Midstream Operating LP	4.500%	3/1/28	55	49
	Western Midstream Operating LP	4.750%	8/15/28	25	23
	Western Midstream Operating LP	4.300%	2/1/30	40	34
	Willis North America Inc.	4.500%	9/15/28	35	32
[3]	WMG Acquisition Corp.	3.750%	12/1/29	125	104
[3]	Wynn Resorts Finance LLC	7.750%	4/15/25	40	39
	Xcel Energy Inc.	4.000%	6/15/28	50	47
	Xcel Energy Inc.	4.600%	6/1/32	50	46
[3]	Zayo Group Holdings Inc.	4.000%	3/1/27	190	153
					12,939
Total Corporate Bonds (Cost $18,054)					15,915
Floating Rate Loan Interests (3.7%)
United States (3.7%)
[6]	AAdvantage Loyalty IP Ltd. Initial Term Loan, 3M USD LIBOR + 4.750%	7.460%	4/20/28	55	53
10

Multi-Sector Income Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	Bausch Health Cos. Inc. Second Amendment Term Loan, TSFR1M + 5.250%	8.098%	2/1/27	54	42
[6]	Central Parent Inc. First Lien Initial Term Loan, TSFR3M + 4.500%	6.610%	7/6/29	50	48
[6]	Churchill Downs Inc. Term Loan B, 1M USD LIBOR + 2.000%	5.120%	12/27/24	50	49
[6]	Clarios Global LP First Lien Dollar Term Loan, 1M USD LIBOR + 3.250%	6.365%	4/30/26	5	5
[6]	DaVita Inc. Tranche B-1 Term Loan, 1M USD LIBOR + 1.750%	4.865%	8/12/26	45	43
[6]	Directv Financing LLC Term Loan, 1M USD LIBOR + 5.000%	8.115%	8/2/27	24	22
[6]	First Student Bidco Inc. Incremental Term Loan B, TSFR3M + 4.000%	6.154%	7/21/28	36	34
[6]	First Student Bidco Inc. Incremental Term Loan C, TSFR3M + 4.000%	6.154%	7/21/28	4	4
[6]	McAfee Corp. Tranche B-1 Term Loan, TSFR1M + 3.750%	6.362%	3/1/29	40	36
[6]	SBA Senior Finance II LLC Initial Term Loan, 1M USD LIBOR + 1.750%	4.870%	4/11/25	30	29
[6]	SkyMiles IP Ltd. Initial Term Loan, 3M USD LIBOR + 3.750%	6.460%	10/20/27	245	245
[6]	Spirit Aerosystems Inc. 2021 Refinancing Term Loan, 1M USD LIBOR + 3.750%	6.865%	1/15/25	50	49
[6]	SS&C Technologies Holdings Inc. Term Loan B-6, TSFR1M + 2.250%	5.384%	3/22/29	22	21
[6]	SS&C Technologies Holdings Inc. Term Loan B-7, TSFR1M + 2.250%	5.384%	3/22/29	31	30
[6]	TIBCO Software Inc. Dollar Term Loan B, TSFR3M + 4.500%	8.093%	3/30/29	5	4
[6]	Wyndham Hotels & Resorts Inc. Term Loan B, 1M USD LIBOR + 1.750%	4.865%	5/30/25	88	86
Total Floating Rate Loan Interests (Cost $835)					800
Sovereign Bonds (9.7%)
Argentina (0.3%)
[4]	Argentine Republic	0.500%	7/9/30	300	60
Chile (0.8%)
[4]	Republic of Chile	2.750%	1/31/27	200	180
Colombia (0.6%)
[4]	Republic of Colombia	5.000%	6/15/45	200	122
Ecuador (0.1%)
[4]	Republic of Ecuador	1.500%	7/31/40	95	28
Egypt (0.5%)
[4]	Arab Republic of Egypt	8.700%	3/1/49	200	111
El Salvador (0.1%)
[4]	Republic of El Salvador	8.625%	2/28/29	85	31
Gabon (0.6%)
[4]	Gabonese Republic	7.000%	11/24/31	200	132
Indonesia (0.8%)
[4]	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	3.875%	7/17/29	200	170
Mexico (1.3%)
	Petroleos Mexicanos	6.500%	6/2/41	31	18
11

Multi-Sector Income Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Petroleos Mexicanos	6.750%	9/21/47	159	89
	Petroleos Mexicanos	6.350%	2/12/48	69	37
[4,7]	United Mexican States	10.000%	11/20/36	2,600	132
					276
Nigeria (0.5%)
[4]	Federal Republic of Nigeria	7.625%	11/28/47	200	112
Peru (1.0%)
[4]	Petroleos del Peru SA	5.625%	6/19/47	350	208
Romania (0.7%)
[4,8]	Republic of Romania	2.125%	3/7/28	200	151
South Africa (0.8%)
	Republic of South Africa	5.875%	4/20/32	220	181
Turkey (0.6%)
	Republic of Turkey	5.750%	5/11/47	200	120
Ukraine (0.3%)
[4,9]	Ukraine Government Bond	7.375%	9/25/34	300	55
Uzbekistan (0.7%)
[3,4]	Uzbekneftegaz JSC	4.750%	11/16/28	200	151
Total Sovereign Bonds (Cost $2,998)					2,088
12

Multi-Sector Income Bond Fund
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (3.0%)
Money Market Fund (3.0%)
[10]	Vanguard Market Liquidity Fund (Cost $648)	2.828%	6,478	648
Total Investments (97.2%) (Cost $24,116)				20,934
Other Assets and Liabilities—Net (2.8%)				594
Net Assets (100%)				21,528
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $37,000 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $31,000 have been segregated as initial margin for open futures contracts.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, the aggregate value was $8,555,000, representing 39.7% of net assets.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2022.
6	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Face amount denominated in Mexican pesos.
8	Face amount denominated in euro.
9	Non-income-producing security—security in default.
10	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
3M—3-month.
LIBOR—London Interbank Offered Rate.
TSFR1M—CME Term Secured Overnight Financing Rate 1-Month.
TSFR3M—CME Term Secured Overnight Financing Rate 3-Month.
USD—U.S. dollar.
13

Multi-Sector Income Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2022	3	616	(3)
10-Year U.S. Treasury Note	December 2022	2	224	(4)
Long U.S. Treasury Bond	December 2022	1	126	(10)
Ultra 10-Year U.S. Treasury Note	December 2022	5	593	(22)
				(39)

Short Futures Contracts
Euro-Bobl	December 2022	(1)	(117)	3
Euro-Schatz	December 2022	(1)	(105)	1
				4
				(35)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
JPMorgan Chase Bank, N.A.	11/2/22	USD	173	EUR	172	4	—
JPMorgan Chase Bank, N.A.	11/3/22	USD	148	MXN	2,999	—	—
						4	—
EUR—euro.
MXN—Mexican peso.
USD—U.S. dollar.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date		Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
CDX-NA-IG-S39-V1	12/20/27	USD	700	1.000	(2)	1
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.

14

Multi-Sector Income Bond Fund
Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Credit Protection Sold/Moody's Rating
AT&T Inc./Baa2	12/20/23	BARC	60	1.000	—	1	—	(1)
AT&T Inc./Baa2	12/20/23	BARC	10	1.000	—	—	—	—
Republic of Chile/A2	12/20/27	JPMC	510	1.000	(16)	(14)	—	(2)
United Mexican States/Baa2	12/20/27	BARC	655	1.000	(28)	(25)	—	(3)
					(44)	(38)	—	(6)
1 Periodic premium received/paid quarterly.
BARC—Barclays Bank plc.
JPMC—JPMorgan Chase Bank, N.A.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
See accompanying Notes, which are an integral part of the Financial Statements.
15

Multi-Sector Income Bond Fund
Statement of Assets and Liabilities
As of September 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $23,468)	20,286
Affiliated Issuers (Cost $648)	648
Total Investments in Securities	20,934
Investment in Vanguard	1
Cash	57
Foreign Currency, at Value (Cost $21)	21
Receivables for Investment Securities Sold	433
Receivables for Accrued Income	253
Swap Premiums Paid	1
Unrealized Appreciation—Forward Currency Contracts	4
Total Assets	21,704
Liabilities
Payables for Investment Securities Purchased	125
Payables to Vanguard	2
Swap Premiums Received	39
Variation Margin Payable—Futures Contracts	4
Variation Margin Payable—Centrally Cleared Swap Contracts	—
Unrealized Depreciation—Over-the-Counter Swap Contracts	6
Total Liabilities	176
Net Assets	21,528
16

Multi-Sector Income Bond Fund
Statement of Assets and Liabilities (continued)
At September 30, 2022, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	25,811
Total Distributable Earnings (Loss)	(4,283)
Net Assets	21,528

Investor Shares—Net Assets
Applicable to 103,438 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	861
Net Asset Value Per Share—Investor Shares	$8.32

Admiral Shares—Net Assets
Applicable to 1,242,457 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	20,667
Net Asset Value Per Share—Admiral Shares	$16.63
See accompanying Notes, which are an integral part of the Financial Statements.
17

Multi-Sector Income Bond Fund
Statement of Operations

October 12, 2021[1] to September 30, 2022
($000)
Investment Income
Income
Interest[2]	844
Total Income	844
Expenses
The Vanguard Group—Note B
Management and Administrative—Investor Shares	—
Management and Administrative—Admiral Shares	3
Custodian Fees	8
Auditing Fees	41
Shareholders’ Reports—Investor Shares	1
Shareholders’ Reports—Admiral Shares	18
Trustees’ Fees and Expenses	—
Professional Services	15
Total Expenses	86
Expense Reduction—Note C	(16)
Net Expenses	70
Net Investment Income	774
Realized Net Gain (Loss)
Investment Securities Sold[2]	(1,017)
Futures Contracts	(31)
Swap Contracts	(7)
Forward Currency Contracts	41
Foreign Currencies	(14)
Realized Net Gain (Loss)	(1,028)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(3,182)
Futures Contracts	(35)
Swap Contracts	(5)
Forward Currency Contracts	4
Foreign Currencies	—
Change in Unrealized Appreciation (Depreciation)	(3,218)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,472)
1	Inception.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $3,000, less than $1,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
18

Multi-Sector Income Bond Fund
Statement of Changes in Net Assets

October 12, 2021[1] to September 30, 2022
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	774
Realized Net Gain (Loss)	(1,028)
Change in Unrealized Appreciation (Depreciation)	(3,218)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,472)
Distributions
Investor Shares	(32)
Admiral Shares	(779)
Total Distributions	(811)
Capital Share Transactions
Investor Shares	1,031
Admiral Shares	24,780
Net Increase (Decrease) from Capital Share Transactions	25,811
Total Increase (Decrease)	21,528
Net Assets
Beginning of Period	—
End of Period	21,528
1	Inception.
See accompanying Notes, which are an integral part of the Financial Statements.
19

Multi-Sector Income Bond Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout the Period	October 12, 2021[1] to September 30, 2022
Net Asset Value, Beginning of Period	$10.00
Investment Operations
Net Investment Income[2]	.296
Net Realized and Unrealized Gain (Loss) on Investments	(1.665)
Total from Investment Operations	(1.369)
Distributions
Dividends from Net Investment Income	(.294)
Distributions from Realized Capital Gains	(.017)
Total Distributions	(.311)
Net Asset Value, End of Period	$8.32
Total Return[3]	-13.94%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1
Ratio of Total Expenses to Average Net Assets	0.40%[4]
Ratio of Net Investment Income to Average Net Assets	3.30%[4]
Portfolio Turnover Rate	118%
1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.
20

Multi-Sector Income Bond Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout the Period	October 12, 2021[1] to September 30, 2022
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income[2]	.611
Net Realized and Unrealized Gain (Loss) on Investments	(3.341)
Total from Investment Operations	(2.730)
Distributions
Dividends from Net Investment Income	(.606)
Distributions from Realized Capital Gains	(.034)
Total Distributions	(.640)
Net Asset Value, End of Period	$16.63
Total Return[3]	-13.91%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21
Ratio of Total Expenses to Average Net Assets	0.30%[4]
Ratio of Net Investment Income to Average Net Assets	3.40%[4]
Portfolio Turnover Rate	118%
1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.
21

Multi-Sector Income Bond Fund
Notes to Financial Statements
Vanguard Multi-Sector Income Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Certain of the fund's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Floating Rate Loan Interests: Floating rate loan interests represent interests in amounts owed by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the fund to supply additional cash to the borrower on demand. Floating rate loan interests may be made directly with a borrower or acquired through assignment or participation. The fund's right to enforce a borrower’s compliance with the terms of the loan agreement, or benefit directly from the collateral supporting the loan, varies when the loan is a direct borrowing, an assignment, or a participation. Floating rate loan interests involve various risks including risk of loss in case of default, insolvency, or the bankruptcy of the borrower and are generally subject to restrictions on transfer with limited opportunities to sell them in secondary markets. The fund may also invest in loan commitments, which are contractual obligations for a
22

Multi-Sector Income Bond Fund
future funding. The fund may earn a commitment fee on any unfunded portion of these commitments which is amortized to interest income over the commitment period. Both the funded portion of a floating rate loan interest as well as its unfunded commitment, if any, is reflected on the Schedule of Investments.
4. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the period ended September 30, 2022, the fund’s average investments in long and short futures contracts represented 6% and 3% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
23

Multi-Sector Income Bond Fund
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the period ended September 30, 2022, the fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of the notional amounts at each quarter-end during the period.
6. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund's performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may
24

Multi-Sector Income Bond Fund
receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the period ended September 30, 2022, the fund's average amounts of investments in credit protection sold and credit protection purchased represented 5% and 2% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open interest rate swap contracts at September 30, 2022.
7. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
8. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
25

Multi-Sector Income Bond Fund
9. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the period ended September 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
26

Multi-Sector Income Bond Fund
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2022, the fund had contributed to Vanguard capital in the amount of $1,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  Pursuant to the terms of an agreement with a third-party service provider applicable to newly launched funds, shareholder reporting expenses of $16,000 (0.07%, on an annualized basis, of the fund's average net assets) were contractually reduced during the period.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of September 30, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	1,483	—	1,483
Corporate Bonds	—	15,915	—	15,915
Floating Rate Loan Interests	—	800	—	800
Sovereign Bonds	—	2,088	—	2,088
Temporary Cash Investments	648	—	—	648
Total	648	20,286	—	20,934

Derivative Financial Instruments
Assets
Futures Contracts[1]	4	—	—	4
Forward Currency Contracts	—	4	—	4
Swap Contracts	1[1]	—	—	1
Total	5	4	—	9
Liabilities
Futures Contracts[1]	39	—	—	39
27

Multi-Sector Income Bond Fund
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Derivative Financial Instruments
Swap Contracts	—	6	—	6
Total	39	6	—	45
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.  At September 30, 2022, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Swap Premiums Paid	—	—	1	1
Unrealized Appreciation—Futures Contracts[1]	4	—	—	4
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	—	—	1	1
Unrealized Appreciation—Forward Currency Contracts	—	4	—	4
Total Assets	4	4	2	10

Swap Premiums Received	—	—	39	39
Unrealized Depreciation—Futures Contracts[1]	39	—	—	39
Unrealized Depreciation—Forward Currency Contracts	—	—	—	—
Unrealized Depreciation—Over-the-Counter Swap Contracts	—	—	6	6
Total Liabilities	39	—	45	84
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
28

Multi-Sector Income Bond Fund
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the period ended September 30, 2022, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(31)	—	—	(31)
Swap Contracts	(16)	—	9	(7)
Forward Currency Contracts	—	41	—	41
Realized Net Gain (Loss) on Derivatives	(47)	41	9	3

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(35)	—	—	(35)
Swap Contracts	—	—	(5)	(5)
Forward Currency Contracts	—	4	—	4
Change in Unrealized Appreciation (Depreciation) on Derivatives	(35)	4	(5)	(36)
F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions, corporate actions, and swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the deferral of qualified late-year losses; the recognition of gain or loss from foreign currency hedges; the treatment of amortization adjustments from certain fixed income securities; and corporate actions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	6
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(1,084)
Net Unrealized Gains (Losses)	(3,205)
29

Multi-Sector Income Bond Fund
The tax character of distributions paid was as follows:
Period Ended September 30, 2022
Amount ($000)
Ordinary Income*	804
Long-Term Capital Gains	7
Total	811
*	Includes short-term capital gains, if any.
As of September 30, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	24,096
Gross Unrealized Appreciation	60
Gross Unrealized Depreciation	(3,265)
Net Unrealized Appreciation (Depreciation)	(3,205)
G.  During the period ended September 30, 2022, the fund purchased $41,547,000 of investment securities and sold $18,705,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $10,363,000 and $8,595,000, respectively.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the period ended September 30, 2022, such purchases were $0 and sales were $250,000, resulting in net realized loss of $8,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
H.  Capital share transactions for each class of shares were:
	October 12, 2021[1] to September 30, 2022
	Amount ($000)	Shares (000)
Investor Shares
Issued	1,000	100
Issued in Lieu of Cash Distributions	32	3
Redeemed	(1)	—
Net Increase (Decrease)—Investor Shares	1,031	103
30

Multi-Sector Income Bond Fund
	October 12, 2021[1] to September 30, 2022
	Amount ($000)	Shares (000)
Admiral Shares
Issued	24,001	1,200
Issued in Lieu of Cash Distributions	779	42
Redeemed	—	—
Net Increase (Decrease)—Admiral Shares	24,780	1,242
1	Inception.
At September 30, 2022, a subsidiary of Vanguard was the record or beneficial owner of 100% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
I.  Management has determined that no events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in these financial statements.
31

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Multi-Sector Income Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Multi-Sector Income Bond Fund (one of the funds constituting Vanguard Malvern Funds, referred to hereafter as the "Fund") as of September 30, 2022, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 12, 2021 (commencement of subscription period for the fund) through September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations, changes in its net assets, and the financial highlights for the period October 12, 2021 (commencement of subscription period for the fund) through September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
 /s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 18, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
32

Tax information (unaudited)
The fund hereby designates $38,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal period are qualified short-term capital gains.
The fund distributed $7,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal period.
The fund hereby designates 97.8%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal period.
The fund hereby designates 61.2%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
33

"Bloomberg®" and Bloomberg Multi-Sector Income Composite Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Multi-Sector Income Bond Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Multi-Sector Income Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the Multi-Sector Income Bond Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg Multi-Sector Income Composite Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Multi-Sector Income Bond Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Multi-Sector Income Bond Fund into consideration in determining, composing or calculating the Bloomberg Multi-Sector Income Composite Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Multi-Sector Income Bond Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Multi-Sector Income Bond Fund customers, in connection with the administration, marketing or trading of the Multi-Sector Income Bond Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG MULTI-SECTOR INCOME COMPOSITE INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE MULTI-SECTOR INCOME BOND FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG MULTI-SECTOR INCOME COMPOSITE INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG MULTI-SECTOR INCOME COMPOSITE INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE MULTI-SECTOR INCOME BOND FUND OR BLOOMBERG MULTI-SECTOR INCOME COMPOSITE INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2022 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q41810 112022

Annual Report  |  September 30, 2022
Vanguard Core-Plus Bond Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	From its October 25, 2021, inception through September 30, 2022, Vanguard Core-Plus Bond Fund returned –14.57% for Investor Shares and –14.49% for Admiral Shares. Those results were in line with the –14.51% return of its benchmark, the Bloomberg U.S. Universal Bond Index.
•	It was a challenging period for financial markets. Early on, pent-up demand helped spur global growth and push down unemployment rates. The economic backdrop deteriorated, however, as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Then price increases broadened to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. That prompted aggressive tightening by the Federal Reserve to bring inflation back in check, which weighed on bond prices and increased fears of recession.
•	Although security selection was positive, a modest overweight to credit hurt the fund’s performance. An out-of-benchmark allocation to Treasury Inflation-Protected Securities (TIPS) detracted as well.
•	The advisor added value through a conservative approach to riskier assets, underweight allocations to Russia and mortgage-backed securities, and a slightly shorter-than-benchmark duration early in the period.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-17.22%	7.95%	9.00%
Russell 2000 Index (Small-caps)	-23.50	4.29	3.55
Russell 3000 Index (Broad U.S. market)	-17.63	7.70	8.62
FTSE All-World ex US Index (International)	-24.76	-0.95	-0.38
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-14.61%	-3.22%	-0.23%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.50	-1.85	0.59
FTSE Three-Month U.S. Treasury Bill Index	0.63	0.57	1.12
CPI
Consumer Price Index	8.20%	4.95%	3.76%
1

Advisor’s Report
From its October 25, 2021, inception through September 30, 2022, Vanguard Core-Plus Bond Fund returned –14.57% for Investor Shares and –14.49% for Admiral Shares. Those results were in line with the –14.51% return of its benchmark, the Bloomberg U.S. Universal Bond Index.
Interest rates rose significantly during the period. From the fund’s inception, the 30-day SEC yield rose to 4.27% for Investor Shares and 4.35% for Admiral Shares by the end of the period.
The investment environment
The 12 months ended September 30 were defined by a historical rise in interest rates, which caused ripple effects across every sector of the financial markets and brought with it renewed volatility.
Concerns that had been weighing on market sentiment in late 2021 carried into 2022. Supply-chain bottlenecks persisted, labor remained in short supply in some sectors of the economy as unemployment rates continued to fall, and year-on-year inflation readings—which had been accelerating—climbed to multidecade highs across much of the world.
In late February, Russia’s invasion of Ukraine injected more uncertainty into the markets. Oil headed north of $100 per barrel and staple food prices soared. Energy prices eventually began to cool amid slowing economic growth and the U.S. government’s release of some of its strategic oil reserves to boost supply. But price increases broadened to other categories of goods and services, heightening concerns that inflation might remain stubbornly high.
In response, major central banks wound down their bond purchasing programs and began raising short-term interest rates. The Federal Reserve was especially aggressive, raising the federal funds rate target by 3 percentage points over six months.
That created a challenging environment for bonds. Government bond yields rose across the maturity spectrum in major markets, resulting in a fall in prices and negative returns for the 12 months. The bellwether U.S. 10-year Treasury yield, for example, jumped 234 basis points to end the period at 3.83%. (A basis point is one-hundredth of a percentage point.) Shorter-term Treasury yields surged even

Yields of U.S. Treasury (Real Yields)
Maturity	September 30, 2021	September 30, 2022
2 Years	0.28%	4.28%
5 Years	0.96	4.09
10 Years	1.49	3.83
30 Years	2.04	3.78
Source: Vanguard.
2

more, with the 2-year yield rising 400 basis points to 4.28%.
Risk premiums increased as well, causing spread sectors including investment-grade corporates, mortgage-backed securities, high yield, and emerging markets to post returns even further in the red than those of government bonds. The average difference in yield between investment-grade corporate bonds over Treasuries widened significantly over the period, from 84 basis points to 159 basis points, as measured by Bloomberg U.S. Corporate Bond Index’s average option-adjusted spread.
Management of the fund
In this fund, we seek to provide investors with broadly diversified exposure primarily to the U.S. investment-grade bond market, with selective exposure to below-investment-grade bonds and debt from other countries, including emerging markets.
An overweight allocation to credit was a headwind given its underperformance versus Treasuries during the period, with spreads widening significantly.
The fund had an out-of-benchmark allocation to Treasury Inflation-Protected Securities (TIPS), as we expected inflation to continue rising. With the price of a barrel of oil dropping from well over $100 to closer to $80, however, this position detracted from performance.
We took a fairly conservative approach to riskier assets, which helped the fund. For example, in high yield, we tended to hold higher-quality issuers and in some cases used loans instead of bonds as they are more defensive instruments. And in emerging markets, we treaded cautiously. Results from our stress tests led us to be underweight in weaker issuers including Russia at the end of 2021. That helped us avoid the significant losses on Russian debt that occurred in the wake of its invasion of Ukraine.
We had a significant underweight allocation to mortgage-backed securities. Given their poor performance relative to Treasuries, that positioning worked out favorably.
The fund’s duration (a measure of its sensitivity to changes in interest rates) was modestly shorter than that of its benchmark in late 2021. We don’t generally use duration as a way to drive outperformance, but this was a period when we thought rates seemed poised to move higher, and that stance added modestly to relative performance.
Outlook
With the repricing that has occurred, the outlook for fixed income is substantially better than it was a year ago.
Although our overall stance on credit exposure remains fairly conservative, we are rotating into some sectors that have underperformed and should continue to trade defensively relative to other parts of the market. We have also started to cover some underweights in higher-quality assets such as mortgage-backed securities, but we are less keen on
3

weaker assets given the prospect of an economic slowdown.
It has been tough to add value through security selection with the whole market trending wider. Now that yields are stabilizing at higher levels, however, fundamentals should again take center stage, allowing us more opportunities to generate alpha through security selection.
Whatever the markets may bring, our experienced global team of portfolio managers, traders, and credit analysts will continue to seek out attractive investment opportunities for the fund.
Michael Chang, CFA,
Portfolio Manager
Arvind Narayanan, CFA,
Portfolio Manager
Brian W. Quigley, CFA,
Portfolio Manager
Daniel Shaykevich, Principal and
Portfolio Manager
Vanguard Fixed Income Group
October 14, 2022
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended September 30, 2022
	Beginning Account Value 3/31/2022	Ending Account Value 9/30/2022	Expenses Paid During Period
Based on Actual Fund Return
Core-Plus Bond Fund
Investor Shares	$1,000.00	$905.50	$1.43
Admiral™ Shares	1,000.00	905.50	0.96
Based on Hypothetical 5% Yearly Return
Core-Plus Bond Fund
Investor Shares	$1,000.00	$1,023.56	$1.52
Admiral Shares	1,000.00	1,024.07	1.01
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.30% for Investor Shares and 0.20% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
6

Core-Plus Bond Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 25, 2021, Through September 30, 2022
Initial Investment of $10,000
	Total Returns Period Ended September 30, 2022
	Since Inception (10/25/2021)	Final Value of a $10,000 Investment
Core-Plus Bond Fund Investor Shares	-14.57%	$8,543
Bloomberg U.S. Universal Bond Index	-14.51	8,549
“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	Since Inception (10/25/2021)	Final Value of a $50,000 Investment
Core-Plus Bond Fund Admiral Shares	-14.49%	$42,754
Bloomberg U.S. Universal Bond Index	-14.51	42,744
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
7

Core-Plus Bond Fund
Fund Allocation
As of September 30, 2022
Asset-Backed/Commercial Mortgage-Backed Securities	12.3%
Corporate Bonds	31.1
Floating Rate Loan Interests	2.3
Sovereign Bonds	9.8
U.S. Government and Agency Obligations	44.5
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
8

Core-Plus Bond Fund
Financial Statements
Schedule of Investments
As of September 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (40.4%)
U.S. Government Securities (8.8%)
	United States Treasury Note/Bond	3.000%	7/31/24	5,500	5,377
	United States Treasury Note/Bond	4.250%	9/30/24	11,000	11,005
[1]	United States Treasury Note/Bond	3.125%	8/15/25	10,250	9,936
	United States Treasury Note/Bond	2.000%	11/15/41	4,900	3,504
	United States Treasury Note/Bond	2.750%	8/15/42	2,000	1,624
	United States Treasury Note/Bond	3.375%	8/15/42	2,500	2,265
	United States Treasury Note/Bond	3.000%	8/15/52	6,000	5,180
					38,891
Agency Bonds and Notes (7.4%)
[2,3]	Federal Home Loan Mortgage Corp.	4.000%	8/28/24	3,000	2,965
[2,3]	Federal Home Loan Mortgage Corp.	4.000%	2/28/25	13,400	13,183
[2,3]	Federal Home Loan Mortgage Corp.	4.050%	8/28/25	7,700	7,540
[2,3]	Federal Home Loan Mortgage Corp.	4.200%	8/28/25	9,000	8,837
					32,525
Conventional Mortgage-Backed Securities (24.2%)
[2,3]	Freddie Mac Gold Pool	3.000%	5/1/47	1,243	1,102
[2,4]	Ginnie Mae II Pool	2.000%	11/20/50–10/15/52	5,214	4,333
[2,4,5]	Ginnie Mae II Pool	2.500%	5/20/50–10/15/52	5,474	4,609
[1,2,4,5]	Ginnie Mae II Pool	3.000%	3/20/47–11/15/52	5,787	5,061
[2,4]	Ginnie Mae II Pool	3.500%	4/20/47–11/15/52	2,708	2,478
[2,4]	Ginnie Mae II Pool	4.000%	6/20/47–10/15/52	2,987	2,800
[2,4]	Ginnie Mae II Pool	4.500%	4/20/48–10/15/52	1,325	1,281
[2,3,4]	UMBS Pool	1.500%	12/1/36–3/1/52	2,895	2,253
[2,3,4]	UMBS Pool	2.000%	10/1/35–10/25/52	20,100	16,502
[2,3,4]	UMBS Pool	2.500%	8/1/35–11/25/52	30,847	26,225
[2,3,4]	UMBS Pool	3.500%	2/1/46–11/25/52	2,791	2,586
[2,3,4]	UMBS Pool	4.000%	6/1/42–11/25/52	4,904	4,671
[2,3,4]	UMBS Pool	4.500%	2/1/45–11/25/52	3,667	3,539
[2,3,4]	UMBS Pool	5.000%	3/1/50–10/25/52	9,431	9,187
[2,3,4]	UMBS Pool	5.500%	10/25/52	11,700	11,607
[2,3,4]	UMBS Pool	6.000%	10/25/52	8,800	8,927
					107,161
Nonconventional Mortgage-Backed Securities (0.0%)
[2,3]	Freddie Mac REMICS	2.000%	1/25/52	187	114
[2]	Ginnie Mae REMICS	2.000%	2/20/51	128	117
					231
Total U.S. Government and Agency Obligations (Cost $190,140)					178,808
9

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Asset-Backed/Commercial Mortgage-Backed Securities (10.6%)
[2]	BANK Series 2019-BNK23	2.920%	12/15/52	1,300	1,120
[2,6]	Bayview MSR Opportunity Master Fund Trust Series 2021-4	2.500%	10/25/51	238	204
[2]	BBCMS Mortgage Trust Series 2022-C16	4.600%	6/15/55	100	96
[2]	Capital One Prime Auto Receivables Trust Series 2022-2	3.740%	9/15/25	530	527
[2]	CD Mortgage Trust Series 2017-CD4	3.514%	5/10/50	1,130	1,057
[2]	CD Mortgage Trust Series 2018-CD7	5.012%	8/15/51	50	46
[2]	Citigroup Commercial Mortgage Trust Series 2015-GC31	3.762%	6/10/48	1,300	1,248
[2]	CNH Equipment Trust Series 2022-B	3.940%	12/15/25	180	179
[2]	COMM Mortgage Trust Series 2014-CR20	3.326%	11/10/47	661	643
[2]	COMM Mortgage Trust Series 2015-CR27	3.612%	10/10/48	1,300	1,238
[2,6,7]	Connecticut Avenue Securities Trust Series 2021-R01, SOFR30A + 0.750%	3.031%	10/25/41	234	233
[2,6,7]	Connecticut Avenue Securities Trust Series 2022-R02, SOFR30A + 1.200%	3.481%	1/25/42	167	166
[2,6,7]	Connecticut Avenue Securities Trust Series 2022-R07, SOFR30A + 2.950%	5.255%	6/25/42	1,604	1,624
[2,6,7]	Connecticut Avenue Securities Trust Series 2022-R08, SOFR30A + 2.550%	4.855%	7/25/42	2,251	2,260
[2,6]	Dell Equipment Finance Trust Series 2022-2	4.030%	7/22/27	330	328
[2,3,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K035	0.450%	8/25/23	350	1
[2,3,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K036	0.834%	10/25/23	186	1
[2,3,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K038	1.240%	3/25/24	114	1
[2,3,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K040	0.835%	9/25/24	223	2
[2,3,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K052	0.773%	11/25/25	127	2
[2,3,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K053	1.016%	12/25/25	1,888	43
[2,3,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K054	1.298%	1/25/26	94	3
[2,3,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K055	1.483%	3/25/26	1,403	53
[2,3,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K057	1.305%	7/25/26	1,834	64
[2,3,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K058	1.045%	8/25/26	1,841	53
[2,3,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K059	0.426%	9/25/26	165	2
[2,3,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K060	0.191%	10/25/26	601	2
[2,3,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K068	0.558%	8/25/27	164	3
[2,3,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K069	0.478%	9/25/27	1,597	24
[2,3,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K088	0.655%	1/25/29	15,928	436
[2,3,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K104	1.245%	1/25/30	3,254	204
[2,3,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K105	1.645%	1/25/30	4,791	410
10

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,3,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K110	1.814%	4/25/30	1,246	118
[2,3,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K135	0.284%	10/25/31	17,494	238
[2,3,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K139	0.195%	1/25/32	25,998	217
[2,3,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K140	0.392%	3/25/54	7,996	182
[2,3,8]	FHLMC Multifamily Structured Pass-Through Certificates Series K148	0.391%	7/25/32	10,000	224
[2,3,8]	FHLMC Multifamily Structured Pass-Through Certificates Series KG05	0.402%	1/25/31	4,915	103
[2,3,8]	FHLMC Multifamily Structured Pass-Through Certificates Series KG06	0.626%	10/25/31	8,996	330
[2,3,8]	FHLMC Multifamily Structured Pass-Through Certificates Series KG07	0.122%	8/25/32	13,800	56
[2,3,8]	FHLMC Multifamily Structured Pass-Through Certificates Series KIR1	1.183%	3/25/26	4,874	147
[2,3,8]	FHLMC Multifamily Structured Pass-Through Certificates Series KSG2	0.213%	11/25/31	17,685	171
[2,3,8]	FHLMC Multifamily Structured Pass-Through Certificates Series KW10	0.762%	9/25/29	3,163	112
[2,6]	Ford Credit Auto Owner Trust Series 2019-1	3.520%	7/15/30	630	620
[2,6]	Ford Credit Auto Owner Trust Series 2022-1	4.670%	11/15/34	150	144
[2]	Ford Credit Floorplan Master Owner Trust A Series 2020-1	0.700%	9/15/25	520	500
[2,3,6,7]	Freddie Mac STACR REMIC Trust Series 2020-DNA6, SOFR30A + 2.000%	4.281%	12/25/50	116	115
[2,3,6,7]	Freddie Mac STACR REMIC Trust Series 2021-DNA5, SOFR30A + 1.650%	3.931%	1/25/34	1,303	1,270
[2,3,6,7]	Freddie Mac STACR REMIC Trust Series 2022-HQA3, SOFR30A + 2.300%	4.581%	8/25/42	2,248	2,242
[2,3,6,7]	Freddie Mac Structured Agency Credit Risk Debt Notes Series 2022-HQA2, SOFR30A + 2.650%	4.931%	7/25/42	1,052	1,047
[2,6]	GCAT Trust Series 2022-INV1	3.000%	12/25/51	2,313	1,918
[2,6]	GCAT Trust Series 2022-INV3	4.000%	8/25/52	496	448
[2,6]	GCAT Trust Series 2022-INV3	4.000%	8/25/52	595	517
[2,6]	GCAT Trust Series 2022-INV3	4.500%	8/25/52	346	323
[2]	GM Financial Consumer Automobile Receivables Trust Series 2022-3	3.500%	9/16/25	200	198
[2]	GS Mortgage Securities Trust Series 2014-GC24	3.666%	9/10/47	583	568
[2,6]	GS Mortgage-Backed Securities Corp. Trust Series 2022-PJ4	2.500%	9/25/52	675	527
[2,6]	GS Mortgage-Backed Securities Trust Series 2021-PJ7	2.500%	1/25/52	266	213
[2,6]	GS Mortgage-Backed Securities Trust Series 2022-PJ1	2.500%	5/28/52	566	442
[2,6]	GS Mortgage-Backed Securities Trust Series 2022-PJ3	3.000%	8/25/52	97	80
[2,6]	GS Mortgage-Backed Securities Trust Series 2022-PJ6	3.000%	1/25/53	2,200	1,904
[2,6]	GS Mortgage-Backed Securities Trust Series 2022-PJ6	3.000%	1/25/53	2,500	2,114
[2,6]	Hertz Vehicle Financing III LLC Series 2022-1A	2.630%	6/25/26	100	90
[2]	Honda Auto Receivables Owner Trust Series 2022-2	3.810%	3/18/25	210	209
11

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Hyundai Auto Receivables Trust Series 2022-B	3.640%	5/15/25	550	546
[2]	John Deere Owner Trust Series 2022-B	3.730%	6/16/25	270	268
[2,6]	JP Morgan Mortgage Trust Series 2021-6	2.500%	10/25/51	168	134
[2,6]	JP Morgan Mortgage Trust Series 2021-15	3.000%	6/25/52	1,839	1,525
[2,6]	JP Morgan Mortgage Trust Series 2021-INV4	3.000%	1/25/52	89	74
[2,6]	JP Morgan Mortgage Trust Series 2021-INV6	3.000%	4/25/52	87	72
[2,6]	JP Morgan Mortgage Trust Series 2022-1	3.000%	7/25/52	472	392
[2,6]	JP Morgan Mortgage Trust Series 2022-4	3.000%	10/25/52	388	321
[2,6]	JP Morgan Mortgage Trust Series 2022-4	3.000%	10/25/52	145	120
[2,6]	JP Morgan Mortgage Trust Series 2022-INV1	3.000%	3/25/52	1,871	1,551
[2]	JPMBB Commercial Mortgage Securities Trust Series 2014-C18	4.439%	2/15/47	700	686
[2]	JPMBB Commercial Mortgage Securities Trust Series 2015-C31	3.801%	8/15/48	1,129	1,086
[2,6]	Kubota Credit Owner Trust Series 2022-2A	4.070%	6/17/25	470	466
[2,6]	Mello Mortgage Capital Acceptance Series 2021-INV1	2.500%	6/25/51	259	207
[2,6]	Mello Mortgage Capital Acceptance Series 2021-MTG2	2.500%	6/25/51	96	76
[2]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C29	4.886%	5/15/49	100	91
[2,6]	New Residential Mortgage Loan Trust Series 2021-INV2	3.000%	9/25/51	586	489
[2,6]	OBX Trust Series 2022-J2	3.000%	8/25/52	1,090	904
[2,6]	OBX Trust Series 2022-J2	3.000%	8/25/52	695	565
[2,6]	OBX Trust Series 2022-J2	3.500%	8/25/52	1,685	1,441
[2,6]	OBX Trust Series 2022-J2	3.500%	8/25/52	1,092	919
[2,6]	Palisades Center Trust Series 2016-PLSD	2.713%	4/13/33	350	316
[2,6]	Progress Residential Trust Series 2022-SFR3	3.200%	4/17/39	100	91
[2,6]	Progress Residential Trust Series 2022-SFR5	4.896%	6/17/39	100	95
[2,6]	RCKT Mortgage Trust Series 2021-3	2.500%	7/25/51	251	201
[2,6]	RCKT Mortgage Trust Series 2022-4	3.500%	6/25/52	983	842
[2]	Santander Drive Auto Receivables Trust Series 2022-3	4.130%	8/16/27	80	78
[2]	Santander Drive Auto Receivables Trust Series 2022-3	4.490%	8/15/29	60	58
[2]	Santander Drive Auto Receivables Trust Series 2022-4	4.140%	2/16/27	660	654
[2]	Santander Drive Auto Receivables Trust Series 2022-5	4.110%	8/17/26	260	257
[2]	Santander Drive Auto Receivables Trust Series 2022-6	4.490%	11/16/26	40	40
[2,6]	Sequoia Mortgage Trust Series 2021-3	2.500%	5/25/51	175	140
[2,6]	Toyota Auto Loan Extended Note Trust Series 2022-1A	3.820%	4/25/35	60	58
[2]	Toyota Auto Receivables Owner Trust Series 2022-C	3.830%	8/15/25	310	308
[2,6]	UWM Mortgage Trust Series 2021-INV3	2.500%	11/25/51	280	224
[2]	Verizon Master Trust Series 2022-5	3.720%	7/20/27	280	277
[2]	Wells Fargo Commercial Mortgage Trust Series 2015-LC20	2.925%	4/15/50	560	534
[2]	WFRBS Commercial Mortgage Trust Series 2014-C19	3.829%	3/15/47	864	852
[2]	World Omni Auto Receivables Trust Series 2022-C	3.730%	3/16/26	470	465
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $50,351)					47,083
12

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Corporate Bonds (27.1%)
Communications (2.3%)
	Activision Blizzard Inc.	2.500%	9/15/50	296	180
	AT&T Inc.	4.350%	3/1/29	24	22
	AT&T Inc.	4.900%	8/15/37	113	100
	AT&T Inc.	3.550%	9/15/55	224	147
	AT&T Inc.	3.650%	9/15/59	85	55
[6]	Cable One Inc.	4.000%	11/15/30	195	152
[6]	CCO Holdings LLC	5.000%	2/1/28	130	113
[6]	CCO Holdings LLC	6.375%	9/1/29	275	252
[6]	CCO Holdings LLC	4.750%	3/1/30	130	105
	Charter Communications Operating LLC	6.484%	10/23/45	140	124
[6]	Cogent Communications Group Inc.	7.000%	6/15/27	115	109
	Comcast Corp.	4.150%	10/15/28	141	133
	Comcast Corp.	3.750%	4/1/40	283	222
	Comcast Corp.	3.450%	2/1/50	73	51
	Comcast Corp.	2.987%	11/1/63	367	213
[6]	Cox Communications Inc.	4.800%	2/1/35	170	150
[6]	CSC Holdings LLC	4.625%	12/1/30	70	48
[6]	CSC Holdings LLC	3.375%	2/15/31	75	53
[6]	Directv Financing LLC	5.875%	8/15/27	180	156
	Discovery Communications LLC	3.950%	3/20/28	113	99
	Discovery Communications LLC	6.350%	6/1/40	107	94
[6]	DISH DBS Corp.	5.250%	12/1/26	110	91
[6]	DISH DBS Corp.	5.750%	12/1/28	55	41
	DISH DBS Corp.	5.125%	6/1/29	75	44
	Expedia Group Inc.	2.950%	3/15/31	57	44
	Fox Corp.	5.476%	1/25/39	240	208
[6]	Frontier Communications Holdings LLC	6.000%	1/15/30	130	102
[6]	Frontier Communications Holdings LLC	8.750%	5/15/30	180	180
	Interpublic Group of Cos. Inc.	3.375%	3/1/41	140	93
[6]	Level 3 Financing Inc.	4.250%	7/1/28	170	133
[6]	Meta Platforms Inc.	3.500%	8/15/27	970	907
[6]	Meta Platforms Inc.	3.850%	8/15/32	390	344
	Netflix Inc.	4.875%	4/15/28	530	496
[6]	News Corp.	3.875%	5/15/29	320	272
[6]	Nexstar Media Inc.	5.625%	7/15/27	335	308
	Paramount Global	4.200%	6/1/29	141	124
	Paramount Global	4.850%	7/1/42	190	137
	Paramount Global	4.375%	3/15/43	170	114
[6]	Rogers Communications Inc.	3.800%	3/15/32	148	128
[6]	Rogers Communications Inc.	4.550%	3/15/52	120	96
[6]	Scripps Escrow II Inc.	5.375%	1/15/31	85	65
[6]	Scripps Escrow Inc.	5.875%	7/15/27	85	74
	Sprint Corp.	7.125%	6/15/24	240	244
	Take-Two Interactive Software Inc.	4.000%	4/14/32	200	174
	Telefonica Emisiones SA	4.103%	3/8/27	170	157
	Telefonica Emisiones SA	4.665%	3/6/38	300	235
	Telefonica Emisiones SA	5.213%	3/8/47	170	129
	Time Warner Cable LLC	4.500%	9/15/42	586	406
	T-Mobile USA Inc.	2.625%	2/15/29	320	264
	T-Mobile USA Inc.	3.375%	4/15/29	100	86
	T-Mobile USA Inc.	3.000%	2/15/41	161	107
	T-Mobile USA Inc.	3.600%	11/15/60	137	89
	T-Mobile USA Inc.	5.800%	9/15/62	260	241
13

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	Univision Communications Inc.	7.375%	6/30/30	180	171
	Verizon Communications Inc.	4.862%	8/21/46	210	182
	Verizon Communications Inc.	5.012%	4/15/49	311	278
[6]	Videotron Ltd.	5.125%	4/15/27	50	46
[6]	Videotron Ltd.	3.625%	6/15/29	130	106
[6]	VZ Secured Financing BV	5.000%	1/15/32	80	61
	Walt Disney Co.	4.750%	11/15/46	113	101
[6]	Warnermedia Holdings Inc.	3.428%	3/15/24	175	169
[6]	Warnermedia Holdings Inc.	5.050%	3/15/42	73	55
[6]	Warnermedia Holdings Inc.	5.141%	3/15/52	130	94
[6]	Warnermedia Holdings Inc.	5.391%	3/15/62	210	152
[6]	Zayo Group Holdings Inc.	4.000%	3/1/27	140	113
					10,239
Consumer Discretionary (2.5%)
[6]	1011778 BC ULC	3.875%	1/15/28	85	74
	Amazon.com Inc.	3.950%	4/13/52	140	115
[9]	American Honda Finance Corp.	1.950%	10/18/24	200	191
[6]	Asbury Automotive Group Inc.	5.000%	2/15/32	150	116
	AutoZone Inc.	4.000%	4/15/30	179	161
	AutoZone Inc.	1.650%	1/15/31	25	19
	Bath & Body Works Inc.	7.500%	6/15/29	135	124
[6]	BMW US Capital LLC	2.800%	4/11/26	390	361
	Boyd Gaming Corp.	4.750%	12/1/27	130	115
[6]	Caesars Resort Collection LLC	5.750%	7/1/25	85	82
[6]	Camelot Return Merger Sub Inc.	8.750%	8/1/28	170	141
[6]	Carnival Corp.	5.750%	3/1/27	100	70
[6]	Carnival Corp.	4.000%	8/1/28	200	161
[6]	Cedar Fair LP	5.500%	5/1/25	290	279
[6]	Clarios Global LP	8.500%	5/15/27	95	91
	Dana Inc.	4.500%	2/15/32	165	120
	Ford Motor Credit Co. LLC	4.950%	5/28/27	75	67
	Ford Motor Credit Co. LLC	2.900%	2/16/28	450	354
	Ford Motor Credit Co. LLC	2.900%	2/10/29	310	236
	Ford Motor Credit Co. LLC	4.000%	11/13/30	100	78
	Ford Motor Credit Co. LLC	3.625%	6/17/31	90	67
	General Motors Co.	5.200%	4/1/45	170	130
	General Motors Financial Co. Inc.	1.250%	1/8/26	452	389
	Goodyear Tire & Rubber Co.	5.000%	7/15/29	70	57
[6]	Harley-Davidson Financial Services Inc.	3.050%	2/14/27	215	184
	Home Depot Inc.	4.000%	9/15/25	140	138
	Home Depot Inc.	4.500%	9/15/32	160	153
	Home Depot Inc.	5.950%	4/1/41	210	218
	Home Depot Inc.	4.950%	9/15/52	110	103
	Home Depot Inc.	3.500%	9/15/56	110	78
	Honda Motor Co. Ltd.	2.967%	3/10/32	265	224
	KB Home	7.250%	7/15/30	115	104
[6]	Lithia Motors Inc.	4.625%	12/15/27	260	227
[6]	Live Nation Entertainment Inc.	6.500%	5/15/27	190	183
	Lowe's Cos. Inc.	4.450%	4/1/62	210	157
[6]	Mattel Inc.	3.375%	4/1/26	55	49
[6]	Mattel Inc.	5.875%	12/15/27	25	24
[6]	MIWD Holdco II LLC	5.500%	2/1/30	40	30
[6]	NCL Corp. Ltd.	5.875%	2/15/27	200	167
[6]	NCL Corp. Ltd.	7.750%	2/15/29	110	83
	Newell Brands Inc.	4.450%	4/1/26	15	14
14

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Newell Brands Inc.	6.375%	9/15/27	15	15
	Newell Brands Inc.	6.625%	9/15/29	30	29
[6]	Nissan Motor Acceptance Co. LLC	2.450%	9/15/28	200	151
[6]	Nissan Motor Co. Ltd.	3.522%	9/17/25	508	469
[2,9]	Nissan Motor Co. Ltd.	3.201%	9/17/28	200	167
[4,6]	Royal Caribbean Cruises Ltd.	8.250%	1/15/29	24	23
[6]	Studio City Co. Ltd.	7.000%	2/15/27	125	105
[2]	Toyota Motor Credit Corp.	4.400%	9/20/24	1,630	1,620
	Toyota Motor Credit Corp.	3.950%	6/30/25	1,590	1,554
	Toyota Motor Credit Corp.	3.050%	3/22/27	375	346
[6]	Vail Resorts Inc.	6.250%	5/15/25	145	143
[2,10]	Volkswagen Financial Services NV	1.125%	9/18/23	300	318
[2,9]	Volkswagen International Finance NV	3.375%	Perpetual	100	92
[2,9]	Volkswagen Leasing GmbH	1.375%	1/20/25	100	93
[6]	WMG Acquisition Corp.	3.750%	12/1/29	300	249
[6]	Wynn Resorts Finance LLC	7.750%	4/15/25	100	98
					11,206
Consumer Staples (1.7%)
[9]	Altria Group Inc.	1.700%	6/15/25	100	92
	Altria Group Inc.	3.400%	2/4/41	155	98
	Altria Group Inc.	3.875%	9/16/46	170	108
	Altria Group Inc.	3.700%	2/4/51	170	102
	Anheuser-Busch InBev Worldwide Inc.	4.900%	1/23/31	320	313
	Anheuser-Busch InBev Worldwide Inc.	5.450%	1/23/39	300	285
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	429	326
	Anheuser-Busch InBev Worldwide Inc.	4.750%	4/15/58	341	278
[2,10]	BAT Capital Corp.	2.125%	8/15/25	100	97
	BAT Capital Corp.	4.540%	8/15/47	104	69
[2,10]	BAT International Finance plc	4.000%	9/4/26	100	98
[9]	CK Hutchison Europe Finance 18 Ltd.	1.250%	4/13/25	100	92
	Colgate-Palmolive Co.	3.250%	8/15/32	290	259
	Constellation Brands Inc.	2.875%	5/1/30	376	312
	Constellation Brands Inc.	2.250%	8/1/31	91	70
[6]	Energizer Holdings Inc.	4.750%	6/15/28	208	165
[6]	Energizer Holdings Inc.	4.375%	3/31/29	210	157
[6]	GSK Consumer Healthcare Capital US LLC	3.625%	3/24/32	305	258
[6]	GSK Consumer Healthcare Capital US LLC	4.000%	3/24/52	110	81
	Kraft Heinz Foods Co.	3.875%	5/15/27	130	121
	Kraft Heinz Foods Co.	3.750%	4/1/30	180	159
	Kraft Heinz Foods Co.	4.875%	10/1/49	120	99
	Kroger Co.	4.450%	2/1/47	93	76
[6]	Lamb Weston Holdings Inc.	4.125%	1/31/30	15	13
	PepsiCo Inc.	2.625%	7/29/29	405	352
[6]	Performance Food Group Inc.	5.500%	10/15/27	60	54
[6]	Performance Food Group Inc.	4.250%	8/1/29	20	17
	Philip Morris International Inc.	2.100%	5/1/30	887	674
	Philip Morris International Inc.	4.500%	3/20/42	106	78
	Target Corp.	2.950%	1/15/52	180	121
	Walmart Inc.	3.900%	9/9/25	2,110	2,073
	Walmart Inc.	3.950%	6/28/38	200	178
					7,275
Energy (2.4%)
[6]	Antero Resources Corp.	5.375%	3/1/30	130	117
	BP Capital Markets America Inc.	3.937%	9/21/28	339	315
	BP Capital Markets America Inc.	4.234%	11/6/28	350	329
15

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	BP Capital Markets America Inc.	2.721%	1/12/32	175	142
	BP Capital Markets America Inc.	3.060%	6/17/41	226	162
[9]	BP Capital Markets plc	3.250%	Perpetual	100	87
	Canadian Natural Resources Ltd.	6.250%	3/15/38	113	109
[2]	Canadian Natural Resources Ltd.	4.950%	6/1/47	90	77
	Cheniere Corpus Christi Holdings LLC	7.000%	6/30/24	500	508
	Cheniere Corpus Christi Holdings LLC	3.700%	11/15/29	200	174
	Cheniere Energy Partners LP	4.000%	3/1/31	130	109
[6]	CNX Resources Corp.	7.375%	1/15/31	45	44
[6]	Colgate Energy Partners III LLC	7.750%	2/15/26	110	109
[6]	Colgate Energy Partners III LLC	5.875%	7/1/29	180	161
	ConocoPhillips Co.	6.950%	4/15/29	50	55
	ConocoPhillips Co.	3.800%	3/15/52	350	268
[6]	Continental Resources Inc.	2.268%	11/15/26	200	171
[6]	CrownRock LP	5.625%	10/15/25	130	124
	DCP Midstream Operating LP	5.625%	7/15/27	240	232
	Devon Energy Corp.	5.250%	9/15/24	226	226
	Devon Energy Corp.	4.750%	5/15/42	113	92
	Diamondback Energy Inc.	4.250%	3/15/52	200	147
[6]	DT Midstream Inc.	4.125%	6/15/29	270	228
	Energy Transfer LP	5.300%	4/1/44	120	96
	Energy Transfer LP	5.150%	3/15/45	200	158
	Energy Transfer LP	5.400%	10/1/47	339	275
[6]	EnLink Midstream LLC	5.625%	1/15/28	190	179
	Enterprise Products Operating LLC	3.700%	1/31/51	305	215
[6]	EQM Midstream Partners LP	7.500%	6/1/27	80	76
	EQM Midstream Partners LP	5.500%	7/15/28	250	214
[6]	EQM Midstream Partners LP	7.500%	6/1/30	125	118
[4]	EQT Corp.	5.678%	10/1/25	195	194
[6]	EQT Corp.	3.625%	5/15/31	200	167
[9]	Exxon Mobil Corp.	0.142%	6/26/24	200	187
	Exxon Mobil Corp.	2.995%	8/16/39	339	253
	Exxon Mobil Corp.	3.095%	8/16/49	226	158
[2]	KazMunayGas National Co. JSC	5.375%	4/24/30	1,000	775
	MPLX LP	4.500%	4/15/38	200	161
	MPLX LP	4.950%	3/14/52	50	39
	Occidental Petroleum Corp.	6.375%	9/1/28	150	150
	Occidental Petroleum Corp.	6.125%	1/1/31	167	164
	Occidental Petroleum Corp.	7.500%	5/1/31	50	52
	ONEOK Partners LP	6.125%	2/1/41	100	89
	Ovintiv Exploration Inc.	5.375%	1/1/26	500	496
	Sabine Pass Liquefaction LLC	4.500%	5/15/30	700	638
	Shell International Finance BV	2.750%	4/6/30	300	256
	Suncor Energy Inc.	4.000%	11/15/47	147	110
[6]	Tap Rock Resources LLC	7.000%	10/1/26	70	64
	Targa Resources Partners LP	6.875%	1/15/29	45	44
	Targa Resources Partners LP	4.875%	2/1/31	100	86
[2,9]	TotalEnergies SE	1.750%	Perpetual	100	90
	Valero Energy Corp.	3.650%	12/1/51	250	171
[6]	Venture Global Calcasieu Pass LLC	3.875%	8/15/29	200	172
	Western Midstream Operating LP	4.500%	3/1/28	235	210
	Western Midstream Operating LP	4.750%	8/15/28	230	209
	Western Midstream Operating LP	4.300%	2/1/30	75	64
	Williams Cos. Inc.	4.650%	8/15/32	150	136
					10,452
16

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Financials (7.5%)
	AerCap Ireland Capital DAC	3.150%	2/15/24	1,000	960
	AerCap Ireland Capital DAC	3.500%	1/15/25	565	532
	AerCap Ireland Capital DAC	2.450%	10/29/26	150	127
	AerCap Ireland Capital DAC	3.850%	10/29/41	300	200
	Aflac Inc.	4.750%	1/15/49	100	88
	American Express Co.	3.950%	8/1/25	1,000	969
	American Express Co.	2.550%	3/4/27	400	357
	American Express Co.	4.420%	8/3/33	100	91
[2,9]	Athene Global Funding	1.875%	6/23/23	300	291
[2,9]	Athene Global Funding	1.125%	9/2/25	100	90
[6]	Athene Global Funding	1.985%	8/19/28	750	593
[10]	Aviva plc	6.125%	11/14/36	100	103
[2,9]	Banco Bilbao Vizcaya Argentaria SA	2.575%	2/22/29	100	94
	Banco Santander SA	5.147%	8/18/25	700	681
	Banco Santander SA	5.294%	8/18/27	500	472
	Bank of America Corp.	4.948%	7/22/28	40	38
	Bank of America Corp.	5.015%	7/22/33	330	307
[2]	Bank of America Corp.	2.831%	10/24/51	100	59
	Bank of America Corp.	2.972%	7/21/52	275	168
	Bank of New York Mellon Corp.	4.414%	7/24/26	300	293
	Bank of New York Mellon Corp.	4.596%	7/26/30	200	190
	Bank of Nova Scotia	3.450%	4/11/25	440	421
[2,10]	Barclays plc	3.125%	1/17/24	100	107
	Barclays plc	5.304%	8/9/26	200	192
	Barclays plc	3.330%	11/24/42	200	127
	Berkshire Hathaway Finance Corp.	2.875%	3/15/32	100	84
	Berkshire Hathaway Finance Corp.	4.200%	8/15/48	100	83
	Berkshire Hathaway Finance Corp.	2.500%	1/15/51	200	120
	Berkshire Hathaway Finance Corp.	3.850%	3/15/52	400	307
[2,9]	Blackstone Property Partners Europe Holdings Sarl	0.500%	9/12/23	100	94
[2,9]	Blackstone Property Partners Europe Holdings Sarl	2.200%	7/24/25	100	89
[2,9]	BNP Paribas SA	0.500%	7/15/25	200	185
	Capital One Financial Corp.	5.268%	5/10/33	200	186
	Charles Schwab Corp.	2.450%	3/3/27	215	193
	Chubb INA Holdings Inc.	4.350%	11/3/45	271	229
[9]	Cia de Seguros Fidelidade SA	4.250%	9/4/31	100	79
	Citigroup Inc.	4.140%	5/24/25	398	389
	Citigroup Inc.	2.014%	1/25/26	500	460
	Citigroup Inc.	4.658%	5/24/28	140	133
	Citigroup Inc.	4.125%	7/25/28	550	497
	Citigroup Inc.	2.561%	5/1/32	415	319
	Citigroup Inc.	4.650%	7/30/45	145	116
	Citigroup Inc.	4.650%	7/23/48	40	33
	CME Group Inc.	2.650%	3/15/32	300	247
[6]	Corebridge Financial Inc.	3.500%	4/4/25	100	95
[6]	Corebridge Financial Inc.	3.650%	4/5/27	150	137
[6]	Corebridge Financial Inc.	3.850%	4/5/29	330	292
[6]	Corebridge Financial Inc.	3.900%	4/5/32	200	169
[6]	Corebridge Financial Inc.	4.350%	4/5/42	190	147
[6]	Corebridge Financial Inc.	4.400%	4/5/52	300	229
[9]	Credit Agricole Assurances SA	4.250%	Perpetual	100	93
	Credit Suisse AG	4.750%	8/9/24	1,250	1,217
	Credit Suisse AG	5.000%	7/9/27	390	360
17

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	Credit Suisse Group AG	6.373%	7/15/26	250	242
[6]	Credit Suisse Group AG	6.442%	8/11/28	250	233
[6]	Credit Suisse Group AG	6.537%	8/12/33	250	225
[2,9]	Danske Bank A/S	2.500%	6/21/29	100	93
	Deutsche Bank AG	2.129%	11/24/26	1,500	1,275
	Equitable Holdings Inc.	5.000%	4/20/48	150	125
	GATX Corp.	3.500%	6/1/32	300	241
	GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	1,260	1,130
	Goldman Sachs Group Inc.	1.757%	1/24/25	335	318
[9]	Goldman Sachs Group Inc.	3.375%	3/27/25	200	195
	Goldman Sachs Group Inc.	2.640%	2/24/28	280	243
[2,10]	Goldman Sachs Group Inc.	7.250%	4/10/28	100	113
	Goldman Sachs Group Inc.	2.615%	4/22/32	275	213
	Goldman Sachs Group Inc.	2.908%	7/21/42	225	145
	Goldman Sachs Group Inc.	4.750%	10/21/45	144	120
	HSBC Holdings plc	2.999%	3/10/26	800	740
[2,10]	HSBC Holdings plc	1.750%	7/24/27	200	180
	Intercontinental Exchange Inc.	4.950%	6/15/52	100	89
	Intercontinental Exchange Inc.	5.200%	6/15/62	90	81
	JPMorgan Chase & Co.	0.969%	6/23/25	750	694
	JPMorgan Chase & Co.	4.080%	4/26/26	300	288
	JPMorgan Chase & Co.	4.323%	4/26/28	175	165
	JPMorgan Chase & Co.	4.851%	7/25/28	220	211
	JPMorgan Chase & Co.	2.069%	6/1/29	1,550	1,258
	JPMorgan Chase & Co.	2.963%	1/25/33	180	142
	JPMorgan Chase & Co.	4.586%	4/26/33	100	90
	JPMorgan Chase & Co.	4.912%	7/25/33	230	212
[2]	JPMorgan Chase & Co.	3.882%	7/24/38	65	51
	JPMorgan Chase & Co.	3.157%	4/22/42	315	216
[2]	JPMorgan Chase & Co.	3.109%	4/22/51	170	107
	JPMorgan Chase & Co.	3.328%	4/22/52	30	20
[2]	KeyBank NA	4.150%	8/8/25	250	243
	Lloyds Banking Group plc	4.716%	8/11/26	200	192
	Marsh & McLennan Cos. Inc.	2.900%	12/15/51	225	141
	MetLife Inc.	4.875%	11/13/43	140	125
	MetLife Inc.	5.000%	7/15/52	375	342
	Morgan Stanley	4.679%	7/17/26	160	156
	Morgan Stanley	1.593%	5/4/27	475	410
[9]	Morgan Stanley	0.406%	10/29/27	100	84
	Morgan Stanley	2.475%	1/21/28	300	263
	Morgan Stanley	4.889%	7/20/33	150	139
[2]	Morgan Stanley	3.971%	7/22/38	175	140
	Morgan Stanley	4.300%	1/27/45	180	143
[2]	Morgan Stanley	2.802%	1/25/52	50	30
	Nasdaq Inc.	3.950%	3/7/52	45	33
[2,9]	Nationwide Building Society	2.000%	7/25/29	200	183
[2,9]	NatWest Group plc	1.750%	3/2/26	100	92
[2]	NatWest Group plc	4.892%	5/18/29	200	182
[2,10]	NIBC Bank NV	3.125%	11/15/23	200	215
	Nomura Holdings Inc.	2.679%	7/16/30	200	153
	Northern Trust Corp.	4.000%	5/10/27	250	242
	OneMain Finance Corp.	3.500%	1/15/27	65	51
[10]	Pension Insurance Corp. plc	6.500%	7/3/24	100	109
[10]	Phoenix Group Holdings plc	6.625%	12/18/25	100	104
	Progressive Corp.	2.500%	3/15/27	200	181
18

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Prudential Financial Inc.	3.935%	12/7/49	250	191
[2]	Prudential Financial Inc.	3.700%	3/13/51	110	81
[10]	Rothesay Life plc	8.000%	10/30/25	100	110
[2]	Royal Bank of Canada	3.970%	7/26/24	500	492
[10]	Scottish Widows Ltd.	5.500%	6/16/23	200	221
	Toronto-Dominion Bank	3.766%	6/6/25	400	387
	US Bancorp	4.548%	7/22/28	500	483
	US Bancorp	4.967%	7/22/33	400	375
[2]	Wells Fargo & Co.	2.164%	2/11/26	650	599
[2]	Wells Fargo & Co.	4.808%	7/25/28	220	210
[2]	Wells Fargo & Co.	2.879%	10/30/30	300	247
[2]	Wells Fargo & Co.	4.897%	7/25/33	300	276
[2]	Wells Fargo & Co.	3.068%	4/30/41	175	120
	Wells Fargo & Co.	5.375%	11/2/43	155	135
[2]	Wells Fargo & Co.	4.611%	4/25/53	125	102
[2,10]	Wells Fargo Bank NA	5.250%	8/1/23	200	222
	Westpac Banking Corp.	1.953%	11/20/28	500	417
	Willis North America Inc.	2.950%	9/15/29	904	744
					32,952
Health Care (1.7%)
[6]	1375209 BC Ltd.	9.000%	1/30/28	38	38
	AbbVie Inc.	4.050%	11/21/39	1,302	1,054
[2]	AdventHealth Obligated Group	2.795%	11/15/51	350	224
[9]	American Medical Systems Europe BV	0.750%	3/8/25	278	256
	AmerisourceBergen Corp.	4.300%	12/15/47	300	240
	Amgen Inc.	4.663%	6/15/51	110	93
	Amgen Inc.	4.400%	2/22/62	230	179
	AstraZeneca plc	4.000%	9/18/42	260	218
	AstraZeneca plc	4.375%	8/17/48	311	273
[6]	Bausch Health Cos. Inc.	11.000%	9/30/28	67	54
[6]	Bausch Health Cos. Inc.	14.000%	10/15/30	13	7
	Baxter International Inc.	3.132%	12/1/51	125	80
[2]	Beth Israel Lahey Health Inc.	3.080%	7/1/51	240	151
	Bristol-Myers Squibb Co.	2.950%	3/15/32	250	215
	Bristol-Myers Squibb Co.	2.350%	11/13/40	254	170
	Bristol-Myers Squibb Co.	2.550%	11/13/50	110	68
	Centene Corp.	2.450%	7/15/28	210	171
	Centene Corp.	3.000%	10/15/30	180	142
[6]	Charles River Laboratories International Inc.	4.250%	5/1/28	135	118
	Cigna Corp.	4.800%	8/15/38	100	89
[2]	CommonSpirit Health	4.350%	11/1/42	300	235
	CVS Health Corp.	4.300%	3/25/28	574	543
	CVS Health Corp.	1.750%	8/21/30	476	364
[6]	DaVita Inc.	3.750%	2/15/31	195	139
	Elevance Health Inc.	3.650%	12/1/27	315	293
	Elevance Health Inc.	3.125%	5/15/50	135	90
	Encompass Health Corp.	4.500%	2/1/28	75	65
	Gilead Sciences Inc.	4.150%	3/1/47	110	87
[6]	Medline Borrower LP	3.875%	4/1/29	80	64
	Merck & Co. Inc.	2.150%	12/10/31	400	322
	Pfizer Inc.	2.625%	4/1/30	120	103
[6]	Roche Holdings Inc.	2.076%	12/13/31	285	228
	Takeda Pharmaceutical Co. Ltd.	3.375%	7/9/60	200	129
[6]	Tenet Healthcare Corp.	6.250%	2/1/27	130	121
[6]	Tenet Healthcare Corp.	6.125%	10/1/28	70	62
19

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	Tenet Healthcare Corp.	4.250%	6/1/29	60	50
	Thermo Fisher Scientific Inc.	2.000%	10/15/31	300	237
	Thermo Fisher Scientific Inc.	2.800%	10/15/41	110	77
	UnitedHealth Group Inc.	2.750%	5/15/40	315	220
	Zoetis Inc.	4.700%	2/1/43	105	92
	Zoetis Inc.	3.950%	9/12/47	110	86
					7,447
Industrials (2.8%)
[6]	Advanced Drainage Systems Inc.	6.375%	6/15/30	125	121
[6]	Air Canada	3.875%	8/15/26	200	172
[6]	Allison Transmission Inc.	4.750%	10/1/27	155	137
[6]	American Airlines Inc.	11.750%	7/15/25	70	73
[6]	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/28	185	162
[6]	Aramark Services Inc.	5.000%	2/1/28	55	49
	Boeing Co.	4.875%	5/1/25	465	454
	Boeing Co.	5.150%	5/1/30	254	235
	Boeing Co.	5.705%	5/1/40	478	417
	Boeing Co.	5.930%	5/1/60	90	77
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	450	455
	Canadian National Railway Co.	3.850%	8/5/32	200	183
	Canadian National Railway Co.	4.400%	8/5/52	380	328
	Canadian Pacific Railway Co.	2.450%	12/2/31	160	128
	Canadian Pacific Railway Co.	4.800%	8/1/45	515	455
	Carrier Global Corp.	3.377%	4/5/40	100	72
[6]	Clean Harbors Inc.	4.875%	7/15/27	75	68
	CSX Corp.	3.800%	11/1/46	283	216
[6]	Daimler Trucks Finance North America LLC	1.125%	12/14/23	680	648
[6]	Delta Air Lines Inc.	4.750%	10/20/28	340	317
[2,9]	easyJet plc	0.875%	6/11/25	100	88
	Emerson Electric Co.	2.200%	12/21/31	130	104
[6]	Gates Global LLC	6.250%	1/15/26	33	31
	General Dynamics Corp.	3.750%	5/15/28	236	222
	General Dynamics Corp.	2.850%	6/1/41	226	162
[2,10]	Heathrow Funding Ltd.	6.750%	12/3/26	100	109
	Honeywell International Inc.	5.700%	3/15/37	350	365
[6]	JSW Infrastructure Ltd.	4.950%	1/21/29	930	729
[11]	Kazakhstan Temir Zholy National Co. JSC	3.250%	12/5/23	350	311
	Lockheed Martin Corp.	3.600%	3/1/35	113	97
	Lockheed Martin Corp.	4.700%	5/15/46	110	100
	Lockheed Martin Corp.	4.300%	6/15/62	170	142
[6]	Mileage Plus Holdings LLC	6.500%	6/20/27	999	979
[6]	Mueller Water Products Inc.	4.000%	6/15/29	150	128
	Norfolk Southern Corp.	4.550%	6/1/53	180	153
	PACCAR Financial Corp.	2.850%	4/7/25	525	503
	Parker-Hannifin Corp.	3.650%	6/15/24	440	430
	Rockwell Automation Inc.	2.800%	8/15/61	158	93
[6]	Rolls-Royce plc	3.625%	10/14/25	180	155
[6]	Spirit AeroSystems Inc.	7.500%	4/15/25	22	21
	Spirit AeroSystems Inc.	4.600%	6/15/28	50	36
	Teledyne Technologies Inc.	2.750%	4/1/31	700	552
[6]	TopBuild Corp.	3.625%	3/15/29	135	107
[6]	TopBuild Corp.	4.125%	2/15/32	35	27
[6]	TransDigm Inc.	8.000%	12/15/25	85	86
[6]	TransDigm Inc.	6.250%	3/15/26	130	126
20

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	TransDigm Inc.	4.875%	5/1/29	180	145
	Triton Container International Ltd.	3.250%	3/15/32	410	300
	Tyco Electronics Group SA	2.500%	2/4/32	240	195
	Union Pacific Corp.	3.839%	3/20/60	170	126
	Union Pacific Corp.	3.850%	2/14/72	200	143
[6]	United Airlines Inc.	4.375%	4/15/26	260	232
[2]	United Airlines Pass-Through Trust Class A Series 2020-1	5.875%	10/15/27	74	71
	United Parcel Service Inc.	6.200%	1/15/38	440	475
[6]	Vertiv Group Corp.	4.125%	11/15/28	140	113
[2,9]	Wizz Air Finance Co. BV	1.350%	1/19/24	100	91
					12,514
Materials (1.7%)
	Air Products and Chemicals Inc.	2.800%	5/15/50	113	75
	Albemarle Corp.	4.650%	6/1/27	100	96
	Albemarle Corp.	5.050%	6/1/32	130	121
[6]	Avient Corp.	7.125%	8/1/30	125	116
[6]	Axalta Coating Systems LLC	4.750%	6/15/27	180	161
	Ball Corp.	2.875%	8/15/30	70	54
	Ball Corp.	3.125%	9/15/31	90	67
[6]	Big River Steel LLC	6.625%	1/31/29	190	175
[6]	Canpack SA	3.875%	11/15/29	245	192
	Celanese US Holdings LLC	5.900%	7/5/24	240	237
	Celanese US Holdings LLC	6.050%	3/15/25	80	78
	Celanese US Holdings LLC	6.165%	7/15/27	160	151
[6]	Chemours Co.	4.625%	11/15/29	210	156
[6]	Cleveland-Cliffs Inc.	6.750%	3/15/26	130	128
	Dow Chemical Co.	2.100%	11/15/30	150	115
	Dow Chemical Co.	3.600%	11/15/50	50	34
[6]	Element Solutions Inc.	3.875%	9/1/28	270	217
[6]	Freeport Indonesia PT	5.315%	4/14/32	1,210	998
[2]	Freeport Indonesia PT	5.315%	4/14/32	248	205
[6]	Freeport Indonesia PT	6.200%	4/14/52	600	457
	Freeport-McMoRan Inc.	4.250%	3/1/30	260	223
[6]	GC Treasury Center Co. Ltd.	4.400%	3/30/32	510	437
[2,9]	Glencore Finance Europe Ltd.	1.750%	3/17/25	100	93
[6]	Glencore Funding LLC	4.000%	3/27/27	339	316
[6]	Graham Packaging Co. Inc.	7.125%	8/15/28	140	113
[6]	Hudbay Minerals Inc.	4.500%	4/1/26	190	158
[2]	Inversiones CMPC SA	4.750%	9/15/24	200	195
[6]	Kaiser Aluminum Corp.	4.500%	6/1/31	210	153
	LYB International Finance III LLC	3.375%	10/1/40	339	233
[6]	Novelis Corp.	4.750%	1/30/30	205	168
	Nucor Corp.	3.125%	4/1/32	260	213
	Nucor Corp.	4.400%	5/1/48	110	89
	Nucor Corp.	3.850%	4/1/52	100	73
	Nutrien Ltd.	2.950%	5/13/30	100	84
[6]	Olympus Water US Holding Corp.	4.250%	10/1/28	156	120
[9]	PPG Industries Inc.	1.875%	6/1/25	125	117
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	410	398
	Sherwin-Williams Co.	2.950%	8/15/29	55	47
	Sherwin-Williams Co.	2.200%	3/15/32	95	72
	Sherwin-Williams Co.	3.300%	5/15/50	100	66
21

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	SPCM SA	3.125%	3/15/27	55	48
[6]	SPCM SA	3.375%	3/15/30	255	199
					7,448
Real Estate (0.9%)
[2,10]	Akelius Residential Property AB	2.375%	8/15/25	100	98
	Alexandria Real Estate Equities Inc.	3.000%	5/18/51	325	198
[9]	American Tower Corp.	0.450%	1/15/27	150	124
[2,9]	Aroundtown SA	0.625%	7/9/25	200	169
[9]	Aroundtown SA	3.375%	Perpetual	100	63
[2,9]	Aroundtown SA	1.625%	Perpetual	100	63
	Brixmor Operating Partnership LP	2.250%	4/1/28	815	660
	Camden Property Trust	3.350%	11/1/49	170	118
	Corporate Office Properties LP	2.250%	3/15/26	545	476
	Corporate Office Properties LP	2.000%	1/15/29	365	275
[9]	Digital Dutch Finco BV	0.625%	7/15/25	100	88
[9]	Fastighets AB Balder	1.875%	3/14/25	100	86
[10]	Hammerson plc	3.500%	10/27/25	100	93
[2,9]	Heimstaden Bostad AB	1.125%	1/21/26	200	168
	Kimco Realty Corp.	4.250%	4/1/45	75	57
	Kimco Realty Corp.	3.700%	10/1/49	110	76
[6]	Ladder Capital Finance Holdings LLLP	4.750%	6/15/29	95	71
[2,9]	Logicor Financing Sarl	0.750%	7/15/24	100	91
	MPT Operating Partnership LP	3.500%	3/15/31	170	118
	Prologis LP	4.625%	1/15/33	200	190
[2,10]	Realty Income Corp.	1.875%	1/14/27	100	92
[2,9]	Samhallsbyggnadsbolaget i Norden AB	1.750%	1/14/25	100	81
[2,9]	Samhallsbyggnadsbolaget i Norden AB	1.125%	9/4/26	100	73
[6]	VICI Properties LP	4.625%	6/15/25	190	179
[10]	Westfield America Management Ltd.	2.125%	3/30/25	100	96
	Weyerhaeuser Co.	3.375%	3/9/33	210	171
					3,974
Technology (1.4%)
	Apple Inc.	3.250%	8/8/29	890	814
	Apple Inc.	2.375%	2/8/41	226	157
	Apple Inc.	4.250%	2/9/47	113	100
	Apple Inc.	2.650%	5/11/50	110	73
	Apple Inc.	4.100%	8/8/62	440	361
[6]	Broadcom Inc.	3.187%	11/15/36	225	154
[6]	CommScope Inc.	6.000%	3/1/26	100	92
[6]	Condor Merger Sub Inc.	7.375%	2/15/30	160	131
[6]	Entegris Escrow Corp.	4.750%	4/15/29	395	350
[6]	Entegris Escrow Corp.	5.950%	6/15/30	300	274
	Global Payments Inc.	1.500%	11/15/24	170	157
	HP Inc.	4.000%	4/15/29	280	246
	HP Inc.	4.200%	4/15/32	250	203
	Intel Corp.	2.450%	11/15/29	452	378
	Intel Corp.	4.150%	8/5/32	100	91
	Intel Corp.	4.100%	5/19/46	186	149
	Intel Corp.	4.900%	8/5/52	400	353
	KLA Corp.	5.000%	3/15/49	187	171
	Oracle Corp.	3.250%	5/15/30	424	349
	Oracle Corp.	4.000%	11/15/47	424	285
	PayPal Holdings Inc.	3.900%	6/1/27	80	77
[6]	Picard Midco Inc.	6.500%	3/31/29	50	42
[6]	S&P Global Inc.	2.700%	3/1/29	480	415
22

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	S&P Global Inc.	2.900%	3/1/32	180	150
	Salesforce Inc.	2.700%	7/15/41	278	192
	Verisk Analytics Inc.	5.500%	6/15/45	270	254
	Workday Inc.	3.700%	4/1/29	230	206
					6,224
Utilities (2.2%)
[2]	AEP Transmission Co. LLC	3.650%	4/1/50	200	148
	American Electric Power Co. Inc.	2.031%	3/15/24	150	143
[2]	Appalachian Power Co.	2.700%	4/1/31	565	453
[2]	Appalachian Power Co.	4.500%	8/1/32	700	630
	Berkshire Hathaway Energy Co.	3.500%	2/1/25	260	253
	Berkshire Hathaway Energy Co.	1.650%	5/15/31	226	171
	Berkshire Hathaway Energy Co.	4.250%	10/15/50	339	274
[6]	Calpine Corp.	5.125%	3/15/28	140	121
[2]	CenterPoint Energy Houston Electric LLC	4.450%	10/1/32	300	285
	CenterPoint Energy Inc.	3.700%	9/1/49	200	143
[6]	Clearway Energy Operating LLC	4.750%	3/15/28	100	89
	Constellation Energy Generation LLC	6.250%	10/1/39	170	166
	Consumers Energy Co.	3.600%	8/15/32	60	54
	Consumers Energy Co.	4.200%	9/1/52	120	100
[2]	Dominion Energy Inc.	3.375%	4/1/30	200	172
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	240	208
	DTE Electric Co.	4.300%	7/1/44	226	191
	DTE Energy Co.	2.950%	3/1/30	200	168
	Duke Energy Carolinas LLC	2.850%	3/15/32	250	207
	Duke Energy Corp.	3.300%	6/15/41	226	158
	Duke Energy Corp.	5.000%	8/15/52	270	231
	Duke Energy Progress LLC	3.400%	4/1/32	300	258
	Duke Energy Progress LLC	4.000%	4/1/52	200	157
[2,9]	Elia Transmission Belgium SA	0.875%	4/28/30	100	78
[2,9]	Enel SpA	3.375%	Perpetual	100	83
	Eversource Energy	4.200%	6/27/24	572	564
[6]	Exelon Corp.	3.350%	3/15/32	200	168
	Exelon Corp.	4.450%	4/15/46	140	115
[6]	Exelon Corp.	4.100%	3/15/52	100	77
	FirstEnergy Corp.	2.650%	3/1/30	120	97
[2]	FirstEnergy Corp.	2.250%	9/1/30	70	54
[6]	FirstEnergy Transmission LLC	4.550%	4/1/49	180	140
[6]	ITC Holdings Corp.	4.950%	9/22/27	80	78
	NextEra Energy Capital Holdings Inc.	5.000%	7/15/32	400	382
[6]	NextEra Energy Operating Partners LP	4.500%	9/15/27	17	16
	Pacific Gas & Electric Co.	3.150%	1/1/26	225	202
	Pacific Gas & Electric Co.	2.500%	2/1/31	57	41
	Pacific Gas & Electric Co.	4.500%	7/1/40	79	57
	Pacific Gas & Electric Co.	3.300%	8/1/40	80	51
	Pacific Gas & Electric Co.	3.500%	8/1/50	57	35
	PECO Energy Co.	3.700%	9/15/47	500	383
	Public Service Co. of Colorado	3.600%	9/15/42	565	435
[6]	Rayburn Country Securitization LLC	2.307%	12/1/30	210	191
	Sempra Energy	3.700%	4/1/29	300	268
	Southern California Edison Co.	3.450%	2/1/52	150	101
	Southern Co.	4.475%	8/1/24	750	740
	Tampa Electric Co.	3.875%	7/12/24	100	98
[2]	Virginia Electric & Power Co.	3.800%	9/15/47	200	153
[6]	Vistra Operations Co. LLC	5.000%	7/31/27	130	117
23

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	WEC Energy Group Inc.	5.000%	9/27/25	270	269
[10]	Western Power Distribution plc	3.625%	11/6/23	100	109
					9,882
Total Corporate Bonds (Cost $142,081)					119,613
Floating Rate Loan Interests (2.0%)
[7]	AAdvantage Loyalty IP Ltd. Initial Term Loan, 3M USD LIBOR + 4.750%	7.460%	4/20/28	2,070	2,002
[7]	Bausch Health Cos. Inc. Second Amendment Term Loan, TSFR1M + 5.250%	8.098%	2/1/27	163	125
[7]	Berry Global Inc. Term Loan Z, 3M USD LIBOR + 1.750%	4.178%	7/1/26	1,000	967
[7]	Central Parent Inc. First Lien Initial Term Loan, TSFR3M + 4.500%	6.610%	7/6/29	155	149
[7]	Churchill Downs Inc. Term Loan B, 1M USD LIBOR + 2.000%	5.120%	12/27/24	989	974
[7]	Clarios Global LP First Lien Dollar Term Loan, 1M USD LIBOR + 3.250%	6.365%	4/30/26	15	14
[7]	Clean Harbors Inc. Incremental Term Loan, 1M USD LIBOR + 2.000%	4.524%	10/8/28	992	983
[7]	DaVita Inc. Tranche B-1 Term Loan, 1M USD LIBOR + 1.750%	4.865%	8/12/26	129	123
[7]	Directv Financing LLC Term Loan, 1M USD LIBOR + 5.000%	8.115%	8/2/27	218	203
[7]	First Student Bidco Inc. Incremental Term Loan B, TSFR3M + 4.000%	6.154%	7/21/28	108	102
[7]	First Student Bidco Inc. Incremental Term Loan C, TSFR3M + 4.000%	6.154%	7/21/28	8	8
[7]	McAfee Corp. Tranche B-1 Term Loan, TSFR1M + 3.750%	6.362%	3/1/29	110	100
[7]	Medline Borrower LP Initial Dollar Term Loan, 1M USD LIBOR + 3.250%	6.365%	10/23/28	453	416
[7]	SBA Senior Finance II LLC Initial Term Loan, 1M USD LIBOR + 1.750%	4.870%	4/11/25	75	73
[7]	SkyMiles IP Ltd. Initial Term Loan, 3M USD LIBOR + 3.750%	6.460%	10/20/27	1,714	1,714
[7]	Southwestern Energy Co. Initial Term Loan, TSFR3M + 2.500%	6.203%	6/22/27	263	258
[7]	Spirit Aerosystems Inc. 2021 Refinancing Term Loan, 1M USD LIBOR + 3.750%	6.865%	1/15/25	140	138
[7]	SS&C Technologies Holdings Inc. Term Loan B-6, TSFR1M + 2.250%	5.384%	3/22/29	79	76
[7]	SS&C Technologies Holdings Inc. Term Loan B-7, TSFR1M + 2.250%	5.384%	3/22/29	111	107
[7]	TIBCO Software Inc. Dollar Term Loan B, TSFR1M + 4.500%	8.093%	3/30/29	15	13
[7]	Wyndham Hotels & Resorts Inc. Term Loan B, 1M USD LIBOR + 1.750%	4.865%	5/30/25	295	287
Total Floating Rate Loan Interests (Cost $9,230)					8,832
Sovereign Bonds (8.5%)
[2]	Arab Republic of Egypt	8.700%	3/1/49	350	195
[2,6]	Bermuda	5.000%	7/15/32	1,200	1,136
[2]	Dominican Republic	5.950%	1/25/27	1,200	1,119
[2]	Empresa Nacional del Petroleo	3.750%	8/5/26	430	386
[2]	Eskom Holdings SOC Ltd.	7.125%	2/11/25	680	603
[2]	Export-Import Bank of India	4.000%	1/14/23	1,250	1,247
24

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Federal Republic of Nigeria	7.875%	2/16/32	275	177
[2]	Finance Department Government of Sharjah	4.000%	7/28/50	450	264
[2,6]	Fondo MIVIVIENDA SA	4.625%	4/12/27	188	176
[2]	Gabonese Republic	6.950%	6/16/25	630	522
[2]	Indonesia Asahan Aluminium Persero PT	5.450%	5/15/30	217	194
[2]	Kingdom of Morocco	4.250%	12/11/22	1,555	1,549
[2,6]	Korea Electric Power Corp.	3.625%	6/14/25	1,000	963
[2,4,6]	Korea Electric Power Corp.	5.375%	4/6/26	840	839
[2,6]	Korea Electric Power Corp.	4.000%	6/14/27	900	856
[2]	Oman Government Bond	4.125%	1/17/23	600	596
[2]	Oman Government Bond	6.500%	3/8/47	450	353
[2]	Paraguay Government International Bond	5.400%	3/30/50	400	297
[2,9]	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	2.875%	10/25/25	800	744
[2]	Petroleos del Peru SA	5.625%	6/19/47	627	373
	Petroleos Mexicanos	6.490%	1/23/27	3,400	2,846
	Petroleos Mexicanos	6.500%	6/2/41	186	106
	Petroleos Mexicanos	6.750%	9/21/47	825	459
	Petroleos Mexicanos	6.350%	2/12/48	434	233
	Petroleos Mexicanos	6.950%	1/28/60	555	307
[2]	Republic of Colombia	2.625%	3/15/23	2,600	2,568
[2]	Republic of Colombia	4.500%	1/28/26	2,020	1,853
[2]	Republic of Ecuador	1.500%	7/31/40	255	75
[2]	Republic of El Salvador	7.650%	6/15/35	680	229
[2]	Republic of Honduras	7.500%	3/15/24	400	392
	Republic of Hungary	5.375%	3/25/24	900	885
[2,6]	Republic of Hungary	5.250%	6/16/29	200	182
[2]	Republic of Indonesia	4.650%	9/20/32	1,750	1,643
[2]	Republic of Indonesia	6.625%	2/17/37	750	778
[2]	Republic of Kenya	8.000%	5/22/32	200	136
[2]	Republic of Panama	3.870%	7/23/60	700	414
[2]	Republic of Paraguay	4.625%	1/25/23	1,500	1,494
	Republic of Peru	7.350%	7/21/25	100	105
[2,9]	Republic of Romania	2.125%	3/7/28	633	478
[2,9]	Republic of Romania	2.875%	5/26/28	500	384
[6,9]	Republic of Romania	6.625%	9/27/29	1,440	1,328
[2,6]	Republic of Romania	6.000%	5/25/34	464	389
	Republic of South Africa	4.300%	10/12/28	400	333
	Republic of Turkey	5.750%	5/11/47	200	120
[2]	Republic of Uzbekistan International Bond	4.750%	2/20/24	550	518
[2]	Saudi Arabian Oil Co.	2.875%	4/16/24	1,200	1,161
[2,9]	Serbia International Bond	1.500%	6/26/29	900	583
[2,12]	Ukraine Government Bond	7.750%	9/1/26	600	122
[2,12]	Ukraine Government Bond	6.876%	5/21/31	1,050	193
[2,13]	United Mexican States	7.750%	5/29/31	60,000	2,646
[2,13]	United Mexican States	8.500%	11/18/38	9,500	425
[2,13]	United Mexican States	7.750%	11/13/42	7,000	289
[2]	United Mexican States	4.400%	2/12/52	589	407
[2,6]	Uzbekneftegaz JSC	4.750%	11/16/28	1,100	829
Total Sovereign Bonds (Cost $43,369)					37,499
Temporary Cash Investments (8.0%)
Commercial Paper (0.8%)
[14]	Enbridge US Inc.	2.993%	12/30/22	1,110	1,098
[14]	Raytheon Technologies Corp.	3.745%	12/1/22	300	298
25

Core-Plus Bond Fund
			Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[14]	Raytheon Technologies Corp.		3.750%	12/19/22	200	198
[14]	Raytheon Technologies Corp.		3.808%	12/30/22	1,900	1,881
						3,475
					Shares
Money Market Fund (7.2%)
[15]	Vanguard Market Liquidity Fund		2.828%		318,182	31,809
Total Temporary Cash Investments (Cost $35,288)						35,284
		Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Options Purchased (0.0%)
Over-the-Counter Swaptions (0.0%)
Put Swaptions
	5-Year CDX-NA-IG-S38-V1, Credit Protection Purchased, Pays 1.000% Quarterly (Cost $20)	GSI	11/16/22	1.000%	6,250	26
Total Investments (96.6%) (Cost $470,479)						427,145
26

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Conventional Mortgage-Backed Securities—Liability for Sale Commitments (-1.8%)
[2,3,4]	UMBS Pool (Proceeds $7,382)	3.000%	10/25/37–11/25/52	(9,358)	(7,977)
Other Assets and Liabilities—Net (5.2%)					23,027
Net Assets (100%)					442,195
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $669,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2022.
5	Securities with a value of $2,379,000 have been segregated as initial margin for open futures contracts.
6	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, the aggregate value was $62,522,000, representing 14.1% of net assets.
7	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
8	Interest-only security.
9	Face amount denominated in euro.
10	Face amount denominated in British pounds.
11	Face amount denominated in Swiss francs.
12	Non-income-producing security—security in default.
13	Face amount denominated in Mexican pesos.
14	Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other "accredited investors." At September 30, 2022, the aggregate value of these securities was $3,475,000, representing 0.8% of net assets.
15	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
3M—3-month.
GSI—Goldman Sachs International.
LIBOR—London Interbank Offered Rate.
REMICS—Real Estate Mortgage Investment Conduits.
SOFR30A—30 Day Average Secured Overnight Financing Rate.
TSFR1M—CME Term Secured Overnight Financing Rate 1-Month.
TSFR3M—CME Term Secured Overnight Financing Rate 3-Month.
UMBS—Uniform Mortgage-Backed Securities.
USD—U.S. dollar.
27

Core-Plus Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written
	Counterparty	Expiration Date	Excercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
Over-the-Counter Swaptions
Put Swaptions
5-Year CDX-NA-IG-S38-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	10/19/22	1.050%	13,500	(24)
5-Year CDX-NA-IG-S38-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	11/16/22	1.050%	13,500	(45)
5-Year CDX-NA-IG-S38-V1, Credit Protection Sold, Receives 1.000% Quarterly	GSI	11/16/22	1.400%	6,250	(5)
Total Options Written (Premiums Received $52)					(74)
GSI—Goldman Sachs International.

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	December 2022	429	46,121	(1,083)
10-Year U.S. Treasury Note	December 2022	217	24,318	(895)
Euro-Bobl	December 2022	4	469	3
Long U.S. Treasury Bond	December 2022	62	7,837	(356)
Ultra 10-Year U.S. Treasury Note	December 2022	32	3,792	(52)
Ultra Long U.S. Treasury Bond	December 2022	110	15,070	(981)
				(3,364)

Short Futures Contracts
2-Year U.S. Treasury Note	December 2022	(31)	(6,367)	(4)
10-Year Japanese Government Bond	December 2022	(6)	(6,148)	4
Euro-Bund	December 2022	(4)	(543)	29
Euro-Schatz	December 2022	(131)	(13,759)	(2)
Long Gilt	December 2022	(2)	(215)	30
				57
				(3,307)

28

Core-Plus Bond Fund
Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
JPMorgan Chase Bank, N.A.	11/2/22	USD	346	CHF	330	11	—
JPMorgan Chase Bank, N.A.	11/2/22	USD	7,338	EUR	7,327	143	—
JPMorgan Chase Bank, N.A.	11/2/22	USD	1,148	EUR	1,190	—	(21)
JPMorgan Chase Bank, N.A.	11/2/22	USD	2,889	GBP	2,508	87	—
JPMorgan Chase Bank, N.A.	11/2/22	USD	21	JPY	2,872	—	—
JPMorgan Chase Bank, N.A.	11/3/22	USD	3,641	MXN	73,612	6	—
						247	(21)
CHF—Swiss franc.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
MXN—Mexican peso.
USD—U.S. dollar.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date		Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Purchased
CDX-NA-IG-S39-V1	12/20/27	USD	7,270	(1.000)	21	26
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Credit Protection Sold/Moody's Rating
AT&T Inc./Baa2	12/20/23	BARC	230	1.000	—	1	—	(1)
Financial Guaranty Insurance Co./WR	12/20/27	BARC	835	1.000	(93)	(3)	—	(90)
Republic of Chile/A2	12/20/27	BARC	1,860	1.000	(59)	(59)	—	—
29

Core-Plus Bond Fund
Over-the-Counter Credit Default Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Republic of Chile/A2	12/20/27	JPMC	1,480	1.000	(45)	(40)	—	(5)
United Mexican States/Baa2	12/20/27	GSI	2,100	1.000	(90)	(68)	—	(22)
					(287)	(169)	—	(118)
Credit Protection Purchased
Petroleos Mexicanos	12/20/26	BARC	2,000	(1.000)	412	176	236	—
Republic of Colombia	6/20/27	BARC	865	(1.000)	72	69	3	—
Republic of Colombia	6/20/27	BARC	750	(1.000)	62	60	2	—
					546	305	241	—
					259	136	241	(118)
1 Periodic premium received/paid quarterly.
BARC—Barclays Bank plc.
GSI—Goldman Sachs International.
JPMC—JPMorgan Chase Bank, N.A.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At September 30, 2022, the counterparties had deposited in segregated accounts securities with a value of $421,000 in connection with open forward currency contracts and over-the-counter swap contracts.
Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount (000)	Interest Rate Received (%)	Interest Rate (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
8/23/25	N/A	7,500[2]	2.980[3]	(3.120)	180	181
12/21/25	12/21/22[4]	500[5]	0.000[6]	(2.500)	45	21
12/21/27	12/21/22[4]	600[5]	0.000[6]	(2.500)	75	38
					300	240
1 Interest payment received/paid annually.
2 Notional amount denominated in U.S. dollar.
3 Based on Secured Overnight Financing Rate (SOFR) as of the most recent payment date. Interest payment received/paid annually.
4 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
5 Notional amount denominated in British pound.
6 Based on 1-Day Sterling Overnight Index Average Rate (SONIA) as of the most recent payment date. Interest payment received/paid annually.
See accompanying Notes, which are an integral part of the Financial Statements.
30

Core-Plus Bond Fund
Statement of Assets and Liabilities
As of September 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $438,671)	395,336
Affiliated Issuers (Cost $31,808)	31,809
Total Investments in Securities	427,145
Investment in Vanguard	15
Cash	3,511
Foreign Currency, at Value (Cost $266)	269
Cash Collateral Pledged—Centrally Cleared Swaps	280
Receivables for Investment Securities Sold	125,409
Receivables for Accrued Income	2,718
Receivables for Capital Shares Issued	2,219
Swap Premiums Paid	306
Variation Margin Receivable—Centrally Cleared Swap Contracts	16
Unrealized Appreciation—Forward Currency Contracts	247
Unrealized Appreciation—Over-the-Counter Swap Contracts	241
Total Assets	562,376
Liabilities
Liability for Sale Commitments, at Value (Proceeds $7,382)	7,977
Payables for Investment Securities Purchased	110,105
Payables for Capital Shares Redeemed	859
Payables for Distributions	370
Payables to Vanguard	38
Options Written, at Value (Premiums Received $52)	74
Swap Premiums Received	170
Variation Margin Payable—Futures Contracts	449
Unrealized Depreciation—Forward Currency Contracts	21
Unrealized Depreciation—Over-the-Counter Swap Contracts	118
Total Liabilities	120,181
Net Assets	442,195
31

Core-Plus Bond Fund
Statement of Assets and Liabilities (continued)
At September 30, 2022, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	519,028
Total Distributable Earnings (Loss)	(76,833)
Net Assets	442,195

Investor Shares—Net Assets
Applicable to 4,490,782 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	37,504
Net Asset Value Per Share—Investor Shares	$8.35

Admiral Shares—Net Assets
Applicable to 24,229,902 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	404,691
Net Asset Value Per Share—Admiral Shares	$16.70
See accompanying Notes, which are an integral part of the Financial Statements.
32

Core-Plus Bond Fund
Statement of Operations

October 12, 2021[1] to September 30, 2022
($000)
Investment Income
Income
Interest[2]	10,826
Total Income	10,826
Expenses
The Vanguard Group—Note B
Investment Advisory Services	25
Management and Administrative—Investor Shares	95
Management and Administrative—Admiral Shares	575
Marketing and Distribution—Investor Shares	4
Marketing and Distribution—Admiral Shares	20
Custodian Fees	27
Auditing Fees	42
Shareholders’ Reports—Investor Shares	9
Shareholders’ Reports—Admiral Shares	9
Trustees’ Fees and Expenses	—
Other Expenses	11
Total Expenses	817
Expenses Paid Indirectly	(5)
Net Expenses	812
Net Investment Income	10,014
Realized Net Gain (Loss)
Investment Securities Sold[2]	(28,763)
Futures Contracts	(3,743)
Options Purchased	85
Swap Contracts	320
Forward Currency Contracts	1,795
Foreign Currencies	(23)
Realized Net Gain (Loss)	(30,329)
33

Core-Plus Bond Fund
Statement of Operations (continued)
October 12, 2021[1] to September 30, 2022
($000)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(43,935)
Futures Contracts	(3,307)
Options Purchased	6
Options Written	(22)
Swap Contracts	389
Forward Currency Contracts	226
Foreign Currencies	(7)
Change in Unrealized Appreciation (Depreciation)	(46,650)
Net Increase (Decrease) in Net Assets Resulting from Operations	(66,965)
1	Commencement of subscription period for the fund.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $131,000, ($11,000), $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
34

Core-Plus Bond Fund
Statement of Changes in Net Assets

October 12, 2021[1] to September 30, 2022
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,014
Realized Net Gain (Loss)	(30,329)
Change in Unrealized Appreciation (Depreciation)	(46,650)
Net Increase (Decrease) in Net Assets Resulting from Operations	(66,965)
Distributions
Investor Shares	(943)
Admiral Shares	(8,925)
Total Distributions	(9,868)
Capital Share Transactions
Investor Shares	45,286
Admiral Shares	473,742
Net Increase (Decrease) from Capital Share Transactions	519,028
Total Increase (Decrease)	442,195
Net Assets
Beginning of Period	—
End of Period	442,195
1	Commencement of subscription period for the fund.
See accompanying Notes, which are an integral part of the Financial Statements.
35

Core-Plus Bond Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout the Period	October 12, 2021[1] to September 30, 2022
Net Asset Value, Beginning of Period	$10.00
Investment Operations
Net Investment Income[2]	.213
Net Realized and Unrealized Gain (Loss) on Investments	(1.655)
Total from Investment Operations	(1.442)
Distributions
Dividends from Net Investment Income	(.208)
Distributions from Realized Capital Gains	—
Total Distributions	(.208)
Net Asset Value, End of Period	$8.35
Total Return[3]	-14.57%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$38
Ratio of Total Expenses to Average Net Assets	0.30%[4,5]
Ratio of Net Investment Income to Average Net Assets	2.46%[4]
Portfolio Turnover Rate[6]	542%
1	Subscription period for the fund was October 12, 2021, to October 22, 2021, during which time all assets were held in cash. Performance measurement began October 25, 2021, the first business day after the subscription period, at a net asset value of $10.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.
5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.30%.
6	Includes 150% attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
36

Core-Plus Bond Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout the Period	October 12, 2021[1] to September 30, 2022
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income[2]	.451
Net Realized and Unrealized Gain (Loss) on Investments	(3.318)
Total from Investment Operations	(2.867)
Distributions
Dividends from Net Investment Income	(.433)
Distributions from Realized Capital Gains	—
Total Distributions	(.433)
Net Asset Value, End of Period	$16.70
Total Return[3]	-14.49%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$405
Ratio of Total Expenses to Average Net Assets	0.20%[4,5]
Ratio of Net Investment Income to Average Net Assets	2.61%[4]
Portfolio Turnover Rate[6]	542%
1	Subscription period for the fund was October 12, 2021, to October 22, 2021, during which time all assets were held in cash. Performance measurement began October 25, 2021, the first business day after the subscription period, at a net asset value of $20.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.
5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
6	Includes 150% attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
37

Core-Plus Bond Fund
Notes to Financial Statements
Vanguard Core-Plus Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Certain of the fund's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a
38

Core-Plus Bond Fund
counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At September 30, 2022, counterparties had deposited in segregated accounts securities with a value of $1,120,000 in connection with TBA transactions.
4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
5. Floating Rate Loan Interests: Floating rate loan interests represent interests in amounts owed by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the fund to supply additional cash to the borrower on demand. Floating rate loan interests may be made directly with a borrower or acquired through assignment or participation. The fund's right to enforce a borrower’s compliance with the terms of the loan agreement, or benefit directly from the collateral supporting the loan, varies when the loan is a direct borrowing, an assignment, or a participation. Floating rate loan interests involve various risks including risk of loss in case of default, insolvency, or the bankruptcy of the borrower and are generally subject to restrictions on transfer with limited opportunities to sell them in secondary markets. The fund may also invest in loan commitments, which are contractual obligations for a future funding. The fund may earn a commitment fee on any unfunded portion of these commitments which is amortized to interest income over the commitment period. Both the funded portion of a floating rate loan interest as well as its unfunded commitment, if any, is reflected on the Schedule of Investments.
6. Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund's sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption
39

Core-Plus Bond Fund
from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rate, and receive a different floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the swaption is out-of-the money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the swaption is in-the-money, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the period ended September 30, 2022, the fund’s average value of investments in swaptions purchased and swaptions written represented less than 1% of net assets, based on the average market values at each quarter-end during the period.
7. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing
40

Core-Plus Bond Fund
brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the period ended September 30, 2022, the fund’s average investments in long and short futures contracts represented 11% and 8% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
8. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the period ended September 30, 2022, the fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of the notional amounts at each quarter-end during the period.
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Core-Plus Bond Fund
9. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund's performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty
42

Core-Plus Bond Fund
may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the period ended September 30, 2022, the fund's average amounts of investments in credit protection sold and credit protection purchased represented 3% and 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
10. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
11. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
12. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
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Core-Plus Bond Fund
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the period ended September 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
13. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2022, the fund had contributed to Vanguard capital in the amount of $15,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the period ended September 30, 2022, custodian fee offset arrangements reduced the fund’s expenses by $5,000 (an annual rate of less than 0.01% of average net assets).
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
44

Core-Plus Bond Fund
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of September 30, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	178,808	—	178,808
Asset-Backed/Commercial Mortgage-Backed Securities	—	47,083	—	47,083
Corporate Bonds	—	119,613	—	119,613
Floating Rate Loan Interests	—	8,832	—	8,832
Sovereign Bonds	—	37,499	—	37,499
Temporary Cash Investments	31,809	3,475	—	35,284
Options Purchased	—	26	—	26
Total	31,809	395,336	—	427,145
Liabilities
Conventional Mortgage-Backed Securities—Liability for Sale Commitments	—	7,977	—	7,977

Derivative Financial Instruments
Assets
Futures Contracts[1]	66	—	—	66
Forward Currency Contracts	—	247	—	247
Swap Contracts	266[1]	241	—	507
Total	332	488	—	820
Liabilities
Options Written	—	74	—	74
Futures Contracts[1]	3,373	—	—	3,373
Forward Currency Contracts	—	21	—	21
Swap Contracts	—	118	—	118
Total	3,373	213	—	3,586
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
45

Core-Plus Bond Fund
E.  At September 30, 2022, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Investments in Securities, at Value—Unaffiliated Issuers (Options Purchased)	—	—	26	26
Swap Premiums Paid	—	—	306	306
Unrealized Appreciation—Futures Contracts[1]	66	—	—	66
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	240	—	26	266
Unrealized Appreciation—Forward Currency Contracts	—	247	—	247
Unrealized Appreciation—Over-the-Counter Swap Contracts	—	—	241	241
Total Assets	306	247	599	1,152

Options Written, at Value	—	—	74	74
Swap Premiums Received	—	—	170	170
Unrealized Depreciation—Futures Contracts[1]	3,373	—	—	3,373
Unrealized Depreciation—Forward Currency Contracts	—	21	—	21
Unrealized Depreciation—Over-the-Counter Swap Contracts	—	—	118	118
Total Liabilities	3,373	21	362	3,756
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
46

Core-Plus Bond Fund
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the period ended September 30, 2022, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(3,743)	—	—	(3,743)
Options Purchased	—	—	85	85
Swap Contracts	266	—	54	320
Forward Currency Contracts	—	1,795	—	1,795
Realized Net Gain (Loss) on Derivatives	(3,477)	1,795	139	(1,543)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(3,307)	—	—	(3,307)
Options Purchased	—	—	6	6
Options Written	—	—	(22)	(22)
Swap Contracts	240	—	149	389
Forward Currency Contracts	—	226	—	226
Change in Unrealized Appreciation (Depreciation) on Derivatives	(3,067)	226	133	(2,708)
F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions, corporate actions, and swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; the recognition of gain or loss from foreign currency hedges; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	412
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(33,785)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(43,090)
47

Core-Plus Bond Fund
The tax character of distributions paid was as follows:
Period Ended September 30, 2022
Amount ($000)
Ordinary Income*	9,868
Long-Term Capital Gains	—
Total	9,868
*	Includes short-term capital gains, if any.
As of September 30, 2022, gross unrealized appreciation and depreciation for investments, derivatives, and sale commitments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	470,091
Gross Unrealized Appreciation	13,370
Gross Unrealized Depreciation	(56,460)
Net Unrealized Appreciation (Depreciation)	(43,090)
G.  During the period ended September 30, 2022, the fund purchased $456,063,000 of investment securities and sold $204,663,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,439,273,000 and $2,231,943,000, respectively.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the period ended September 30, 2022, such purchases were $4,272,000 and sales were $10,896,000, resulting in net realized loss of $308,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
H.  Capital share transactions for each class of shares were:
	October 12, 2021[1] to September 30, 2022
	Amount ($000)	Shares (000)
Investor Shares
Issued	75,023	7,611
Issued in Lieu of Cash Distributions	762	84
Redeemed	(30,499)	(3,204)
Net Increase (Decrease)—Investor Shares	45,286	4,491
48

Core-Plus Bond Fund
	October 12, 2021[1] to September 30, 2022
	Amount ($000)	Shares (000)
Admiral Shares
Issued	669,147	34,655
Issued in Lieu of Cash Distributions	6,806	374
Redeemed	(202,211)	(10,799)
Net Increase (Decrease)—Admiral Shares	473,742	24,230
1	Commencement of subscription period for the fund.
I.  Management has determined that no events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in these financial statements.
49

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Core-Plus Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Core-Plus Bond Fund (one of the funds constituting Vanguard Malvern Funds, referred to hereafter as the "Fund") as of September 30, 2022, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 12, 2021 (commencement of subscription period for the fund) through September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations, changes in its net assets, and the financial highlights for the period October 12, 2021 (commencement of subscription period for the fund) through September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 18, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
50

Tax information (unaudited)
The fund hereby designates $2,575,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal period.
The fund hereby designates 79.4%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
51

"Bloomberg®" and Bloomberg U.S. Universal Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Core-Plus Bond Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Core-Plus Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the Core-Plus Bond Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Universal Bond Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Core-Plus Bond Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Core-Plus Bond Fund into consideration in determining, composing or calculating the Bloomberg U.S. Universal Bond Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Core-Plus Bond Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Core-Plus Bond Fund customers, in connection with the administration, marketing or trading of the Core-Plus Bond Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. UNIVERSAL BOND INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE CORE-PLUS BOND FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. UNIVERSAL BOND INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. UNIVERSAL BOND INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE CORE-PLUS BOND FUND OR BLOOMBERG U.S. UNIVERSAL BOND INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2022 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
52

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
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Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
CFA® is a registered trademark owned by CFA Institute.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
QV0010 112022

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended September 30, 2022: $290,000
Fiscal Year Ended September 30, 2021: $238,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2022: $10,494,508
Fiscal Year Ended September 30, 2021: $11,244,694

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)	Audit-Related Fees.

Fiscal Year Ended September 30, 2022: $2,757,764
Fiscal Year Ended September 30, 2021: $2,955,181

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)	Tax Fees.

Fiscal Year Ended September 30, 2022: $5,202,689
Fiscal Year Ended September 30, 2021: $2,047,574

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)	All Other Fees.

Fiscal Year Ended September 30, 2022: $298,000
Fiscal Year Ended September 30, 2021: $280,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)           (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)           Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2022: $5,500,689
Fiscal Year Ended September 30, 2021: $2,327,574

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)           For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(b)	Certifications field herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 21, 2022

VANGUARD MALVERN FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: November 21, 2022

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 11, 2022 (see File Number 333-11763), Incorporated by Reference.